UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:           811-07852

USAA Mutual Funds Trust

(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, San Antonio, Texas	78256
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-235-8396

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

Item 1. Reports to Stockholders.

JULY 31, 2021

Annual Report

USAA Capital Growth Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	29
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	43
Supplemental Information (Unaudited)	44
Trustees' and Officers' Information	44
Proxy Voting and Portfolio Holdings Information	50
Expense Examples	50
Additional Federal Income Tax Information	51
Liquidity Risk Management Program	52
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives and remember our collective spirit and perseverance. Markets endured this past

2

year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Capital Growth Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the U.S. Federal Reserve (the "Fed") and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period climbing from under 1% to 1.74%.

In the second quarter of 2021, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

During the last month of the reporting period, markets appeared to focus on the latest COVID-19 variant (delta) as rising infection numbers gave way to concerns around the reopening with mask mandates and other restrictions being reintroduced once again. During this time, large-cap growth names outperformed value and small-cap oriented securities.

•  How did the USAA Capital Growth Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2021, the Fund Shares and Institutional Shares had total returns of 32.74% and 33.45%, respectively. This compares to returns of 33.18% for the MSCI All-Country World Index (the "Index") and 35.23% for the Lipper Global Funds Index.

4

USAA Mutual Funds Trust

USAA Capital Growth Fund (continued)

Managers' Commentary (continued)

•  What strategies did you employ during the reporting period?

For the reporting period, stock selection was the principal contributor to the Fund's performance relative to the Index, while sector allocation had a slightly negative effect overall. Stock selection within the financials, health care and consumer discretionary sectors contributed to performance, while the Fund's selection within the information technology sector hurt performance. In terms of allocation, an overweight position to the health care sector and an underweight position in information technology hurt performance, which was slightly offset by positive allocation effect in the financials and industrials sectors.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Capital Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

	Fund Shares	Institutional Shares
INCEPTION DATE	10/27/00	8/7/15
	Net Asset Value	Net Asset Value	MSCI All-Country World Index[1]	Lipper Global Funds Index[2]
One Year	32.74%	33.45%	33.18%	35.23%
Five Year	12.05%	12.22%	13.81%	13.54%
Ten Year	10.52%	N/A	10.15%	9.99%
Since Inception	N/A	9.95%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Capital Growth Fund — Growth of $10,000

1The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. There are no expenses associated with the index, while there are expenses associated with the Fund. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Capital Growth Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation.

Top 10 Equity Holdings*:

July 31, 2021

(% of Net Assets)

Apple, Inc.	3.4%
Alphabet, Inc. Class C	2.4%
UnitedHealth Group, Inc.	1.5%
Microsoft Corp.	1.5%
Johnson & Johnson	1.1%
Altria Group, Inc.	1.0%
Comcast Corp. Class A	0.9%
Nestle SA Registered Shares	0.9%
Cisco Systems, Inc.	0.9%
Target Corp.	0.9%

Sector Allocation*

July 31, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.2%)
Australia (1.5%):
Consumer Discretionary (0.2%):
Aristocrat Leisure Ltd.	66,830	$2,048
Energy (0.0%): (a)
Santos Ltd.	60,075	283
Financials (0.3%):
Australia & New Zealand Banking Group Ltd.	31,918	649
Macquarie Group Ltd.	13,676	1,579
		2,228
Health Care (0.3%):
CSL Ltd.	8,340	1,775
Sonic Healthcare Ltd.	14,227	420
		2,195
Materials (0.5%):
BHP Group Ltd.	83,888	3,295
Rio Tinto Ltd.	13,871	1,359
		4,654
Real Estate (0.2%):
Charter Hall Group	37,075	443
Scentre Group	702,830	1,342
Stockland	103,632	335
		2,120
		13,528
Austria (0.0%): (a)
Financials (0.0%): (a)
Raiffeisen Bank International AG	8,773	207
Belgium (0.4%):
Consumer Staples (0.0%): (a)
Anheuser-Busch InBev SA	5,411	342
Financials (0.0%): (a)
KBC Group NV	4,745	382
Health Care (0.1%):
UCB SA	3,756	406
Information Technology (0.2%):
Melexis NV	14,214	1,584
Materials (0.1%):
Titan Cement International SA	21,754	412
		3,126

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Brazil (0.3%):
Consumer Discretionary (0.1%):
Lojas Quero Quero SA	114,700	$488
Petrobras Distribuidora SA	61,400	334
		822
Consumer Staples (0.1%):
SLC Agricola SA	46,400	401
Health Care (0.0%): (a)
Blau Farmaceutica SA	36,149	357
Industrials (0.1%):
Randon SA Implementos e Participacoes Preference Shares	160,600	419
SIMPAR SA	28,254	378
		797
Materials (0.0%): (a)
Duratex SA	66,900	283
Utilities (0.0%): (a)
Neoenergia SA	65,500	219
		2,879
Canada (1.8%):
Energy (0.2%):
Canacol Energy Ltd.	80,136	205
Parex Resources, Inc. (b)	83,261	1,368
		1,573
Financials (0.8%):
Manulife Financial Corp.	130,271	2,519
National Bank of Canada	29,072	2,225
The Toronto-Dominion Bank	34,566	2,299
		7,043
Industrials (0.3%):
Canadian Pacific Railway Ltd.	34,075	2,531
Information Technology (0.4%):
Constellation Software, Inc.	2,056	3,294
Materials (0.1%):
Kirkland Lake Gold Ltd.	31,594	1,351
		15,792
Chile (0.1%):
Industrials (0.0%): (a)
Quinenco SA	133,664	254
Materials (0.1%):
CAP SA	22,071	383
		637

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
China (0.7%):
Communication Services (0.1%):
Tencent Holdings Ltd.	11,600	$700
Consumer Discretionary (0.2%):
China Meidong Auto Holdings Ltd.	116,000	626
China Yongda Automobiles Services Holdings Ltd.	239,000	446
Jiumaojiu International Holdings Ltd. (c)	140,000	418
Minth Group Ltd.	60,000	254
		1,744
Financials (0.1%):
360 DigiTech, Inc., ADR (b) (d)	9,834	209
China Merchants Bank Co. Ltd. Class H (d)	90,500	688
Finvolution Group, ADR	52,612	344
		1,241
Health Care (0.1%):
Amoy Diagnostics Co. Ltd. Class A	21,200	271
China Resources Medical Holdings Co. Ltd.	264,500	245
		516
Industrials (0.1%):
Binjiang Service Group Co. Ltd.	88,500	308
S-Enjoy Service Group Co. Ltd.	101,000	231
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	208,800	180
		719
Information Technology (0.1%):
Chinasoft International Ltd.	250,000	448
WUS Printed Circuit Kunshan Co. Ltd. Class A	168,740	346
		794
Utilities (0.0%): (a)
China Tian Lun Gas Holdings Ltd. (d)	338,500	347
		6,061
Denmark (0.5%):
Consumer Discretionary (0.0%): (a)
Pandora A/S	2,797	362
Consumer Staples (0.3%):
Carlsberg A/S Class B	3,848	711
Royal Unibrew A/S	15,626	2,118
		2,829
Health Care (0.1%):
GN Store Nord A/S	5,381	471
Industrials (0.1%):
AP Moller — Maersk A/S Class B	241	669

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.0%): (a)
Orsted A/S (c)	2,628	$390
		4,721
Finland (0.1%):
Industrials (0.1%):
Metso Outotec Oyj	53,185	604
France (2.5%):
Communication Services (0.1%):
Publicis Groupe SA	8,631	545
Consumer Discretionary (0.8%):
La Francaise des Jeux SAEM	28,904	1,545
LVMH Moet Hennessy Louis Vuitton SE	7,237	5,794
		7,339
Energy (0.3%):
Gaztransport Et Technigaz SA	9,456	758
TotalEnergies SE	45,917	2,002
		2,760
Financials (0.2%):
Amundi SA (c)	3,509	324
AXA SA	20,316	526
BNP Paribas SA	10,322	629
		1,479
Health Care (0.1%):
Sanofi	5,745	592
Sartorius Stedim Biotech	985	562
		1,154
Industrials (0.3%):
Cie de Saint-Gobain	10,622	759
Safran SA	13,461	1,761
Teleperformance	1,137	480
		3,000
Information Technology (0.5%):
Capgemini SE	19,344	4,181
Materials (0.2%):
Arkema SA	18,272	2,326
		22,784
Germany (2.0%):
Communication Services (0.1%):
Deutsche Telekom AG	41,777	867
Consumer Discretionary (0.4%):
HelloFresh SE (b) (d)	3,991	374
Volkswagen AG Preference Shares	13,233	3,223
		3,597

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.5%):
Allianz SE Registered Shares	15,237	$3,787
Hannover Rueck SE	1,589	267
Muenchener Rueckversicherungs-Gesellschaft AG Class R	937	253
		4,307
Health Care (0.1%):
Merck KGaA	3,443	705
Industrials (0.1%):
Deutsche Post AG Registered Shares	14,257	966
Siemens AG Registered Shares	2,731	426
		1,392
Information Technology (0.6%):
Infineon Technologies AG	9,300	355
SAP SE	33,132	4,754
		5,109
Materials (0.0%): (a)
Covestro AG (c)	4,516	291
HeidelbergCement AG	3,419	303
		594
Real Estate (0.1%):
alstria office REIT-AG	13,451	284
LEG Immobilien SE	2,769	438
		722
Utilities (0.1%):
E.ON SE	51,523	633
		17,926
Greece (0.1%):
Financials (0.0%): (a)
National Bank of Greece SA (b)	157,409	446
Industrials (0.1%):
Mytilineos SA	25,706	477
Utilities (0.0%): (a)
Terna Energy SA	22,806	306
		1,229
Hong Kong (0.8%):
Communication Services (0.0%): (a)
iClick Interactive Asia Group Ltd., ADR (b)	29,142	165
Consumer Discretionary (0.1%):
Xinyi Glass Holdings Ltd.	120,000	448
Consumer Staples (0.0%): (a)
WH Group Ltd. (c)	383,500	318

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.3%):
AIA Group Ltd.	237,400	$2,841
BOC Hong Kong Holdings Ltd.	96,500	310
		3,151
Industrials (0.1%):
Johnson Electric Holdings Ltd.	104,000	244
Orient Overseas International Ltd.	20,000	365
		609
Real Estate (0.3%):
CK Asset Holdings Ltd.	351,500	2,392
Sun Hung Kai Properties Ltd.	21,500	307
		2,699
		7,390
India (0.9%):
Consumer Discretionary (0.1%):
Balkrishna Industries Ltd.	11,462	366
Garware Technical Fibres Ltd. (b)	8,727	406
		772
Energy (0.0%): (a)
Hindustan Petroleum Corp. Ltd.	109,449	385
Financials (0.2%):
Cholamandalam Investment and Finance Co. Ltd.	47,751	306
Equitas Holdings Ltd.	258,664	449
Federal Bank Ltd.	366,403	431
LIC Housing Finance Ltd.	58,452	323
		1,509
Health Care (0.1%):
Alkem Laboratories Ltd.	6,750	314
Sequent Scientific Ltd. (b)	158,000	625
		939
Industrials (0.2%):
Ashoka Buildcon Ltd. (b)	225,252	326
J Kumar Infraprojects, Ltd. (b)	148,128	439
RITES Ltd.	53,740	200
Somany Ceramics Ltd.	58,135	554
		1,519
Information Technology (0.1%):
Mphasis Ltd. (b)	16,655	583
Materials (0.2%):
APL Apollo Tubes Ltd. (b)	22,341	525
Dalmia Bharat Ltd. (b)	18,764	541
Finolex Industries Ltd. (b)	149,741	356
JK Lakshmi Cement Ltd. (b)	76,939	717
		2,139

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.0%): (a)
CESC Ltd.	40,719	$459
		8,305
Indonesia (0.2%):
Financials (0.0%): (a)
PT Bank Danamon Indonesia Tbk	1,625,200	243
Health Care (0.1%):
Medikaloka Hermina TBK PT	3,532,000	286
Industrials (0.0%): (a)
PT Buana Lintas Lautan Tbk (b)	12,197,100	209
Materials (0.1%):
PT Merdeka Copper Gold Tbk (b)	1,803,000	369
Real Estate (0.0%): (a)
PT Puradelta Lestari Tbk	19,350,700	254
		1,361
Ireland (2.0%):
Health Care (0.1%):
ICON PLC (b)	3,455	840
Industrials (1.5%):
DCC PLC	7,020	588
Eaton Corp. PLC	40,130	6,343
Johnson Controls International PLC	44,307	3,164
Trane Technologies PLC	15,795	3,216
		13,311
Information Technology (0.4%):
Accenture PLC Class A	12,019	3,818
		17,969
Isle of Man (0.0%): (a)
Real Estate (0.0%):
NEPI Rockcastle PLC	1	—	(e)
Italy (1.0%):
Energy (0.2%):
Snam SpA	231,351	1,399
Financials (0.2%):
Banca Generali SpA (b)	41,880	1,737
Health Care (0.2%):
Recordati Industria Chimica e Farmaceutica SpA	34,844	2,155
Industrials (0.0%): (a)
Leonardo SpA (b)	38,265	301
Information Technology (0.0%): (a)
Nexi SpA (b)	21,234	455

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.4%):
ACEA SpA	17,737	$413
Enel SpA	307,249	2,831
		3,244
		9,291
Japan (5.8%):
Communication Services (0.5%):
Capcom Co. Ltd.	54,900	1,510
Kakaku.com, Inc.	49,800	1,359
KDDI Corp.	19,500	597
Nintendo Co. Ltd.	1,200	617
Nippon Telegraph & Telephone Corp.	21,500	551
SoftBank Group Corp.	3,200	201
		4,835
Consumer Discretionary (1.2%):
Sony Group Corp.	20,900	2,183
Toyo Tire Corp.	18,900	357
Toyota Motor Corp.	71,900	6,456
ZOZO, Inc.	48,700	1,659
		10,655
Consumer Staples (0.3%):
Ajinomoto Co., Inc.	16,100	410
Asahi Group Holdings Ltd.	11,300	509
Seven & i Holdings Co. Ltd.	8,000	357
Toyo Suisan Kaisha Ltd.	40,600	1,550
		2,826
Financials (0.7%):
JAFCO Group Co. Ltd.	16,400	937
Mitsubishi UFJ Financial Group, Inc.	249,900	1,320
Mizuho Financial Group, Inc.	40,020	572
Nomura Holdings, Inc.	57,300	287
ORIX Corp.	46,400	812
Sumitomo Mitsui Financial Group, Inc.	14,800	499
Tokio Marine Holdings, Inc.	32,100	1,530
		5,957
Health Care (0.6%):
Astellas Pharma, Inc.	25,600	408
Hoya Corp.	22,900	3,233
Shionogi & Co. Ltd.	28,900	1,522
		5,163
Industrials (1.2%):
AGC, Inc.	7,700	329
en Japan, Inc.	32,600	1,139
Fuji Electric Co. Ltd.	52,700	2,307
ITOCHU Corp.	28,500	844
Komatsu Ltd.	12,300	308

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Mitsubishi Electric Corp.	25,000	$339
Mitsui & Co. Ltd.	25,300	581
Nippon Yusen KK	47,600	2,572
OKUMA Corp.	16,200	812
Sanwa Holdings Corp.	135,200	1,645
Yamato Holdings Co. Ltd.	12,500	360
		11,236
Information Technology (0.8%):
Canon, Inc.	15,400	355
Fujitsu Ltd.	17,400	2,961
Hitachi Ltd.	12,500	719
Murata Manufacturing Co. Ltd.	4,800	398
NTT Data Corp.	22,700	352
Oracle Corp.	7,300	545
Tokyo Electron Ltd.	1,600	660
Ulvac, Inc.	22,500	1,096
		7,086
Materials (0.1%):
Rengo Co. Ltd.	34,100	290
Shin-Etsu Chemical Co. Ltd.	2,200	359
Tosoh Corp.	18,400	323
		972
Real Estate (0.2%):
Daiwa House Industry Co. Ltd.	10,600	325
Open House Co. Ltd.	7,700	390
Sumitomo Realty & Development Co. Ltd.	29,000	945
		1,660
Utilities (0.2%):
Chubu Electric Power Co., Inc.	96,100	1,153
Osaka Gas Co. Ltd.	17,700	331
		1,484
		51,874
Korea, Republic Of (1.0%):
Communication Services (0.1%):
AfreecaTV Co. Ltd.	5,409	624
Consumer Discretionary (0.1%):
Danawa Co. Ltd.	9,672	253
Handsome Co. Ltd.	10,298	351
Hyosung TNC Corp.	537	417
		1,021
Financials (0.1%):
DB Insurance Co. Ltd.	7,995	397
JB Financial Group Co. Ltd.	58,374	392
KIWOOM Securities Co. Ltd.	3,125	321
		1,110

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.2%):
Classys, Inc.	19,691	$379
Daewon Pharmaceutical Co. Ltd.	16,334	225
Hugel, Inc. (b)	2,115	441
InBody Co. Ltd.	12,563	318
I-Sens, Inc.	8,085	228
Samjin Pharmaceutical Co. Ltd.	10,638	249
		1,840
Industrials (0.2%):
CJ Corp.	3,267	278
CJ Logistics Corp. (b)	2,056	315
Hanwha Aerospace Co. Ltd.	13,303	600
HMM Co. Ltd. (b)	8,634	301
Jinsung T.E.C.	26,909	294
		1,788
Information Technology (0.1%):
Hana Materials, Inc.	9,284	415
Samwha Capacitor Co., Ltd.	5,768	306
TES Co. Ltd.	14,764	379
WONIK IPS Co. Ltd.	8,267	334
		1,434
Materials (0.2%):
Hansol Chemical Co. Ltd.	2,827	658
PI Advanced Materials Co. Ltd.	8,555	398
SK Materials Co. Ltd.	1,227	449
		1,505
		9,322
Luxembourg (0.2%):
Energy (0.0%): (a)
Tenaris SA	37,316	380
Health Care (0.1%):
Eurofins Scientific SE	4,746	568
Materials (0.1%):
ArcelorMittal SA	14,166	494
Ternium SA, ADR	13,256	645
		1,139
		2,087
Malaysia (0.2%):
Financials (0.0%): (a)
Hong Leong Financial Group Bhd	85,000	347
Industrials (0.1%):
MMC Corp. Bhd	1,495,100	621

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.1%):
Inari Amertron Bhd	464,800	$367
		1,335
Mexico (0.3%):
Consumer Discretionary (0.1%):
Alsea SAB de CV (b) (d)	205,426	417
Betterware de Mexico SAB de CV	6,994	297
		714
Consumer Staples (0.0%): (a)
Industrias Bachoco SAB de CV Class B	92,822	340
Financials (0.1%):
Regional SAB de CV	69,571	429
Industrials (0.1%):
Controladora Vuela Cia de Aviacion SAB de CV, ADR (b)	19,384	428
Grupo Traxion SAB de CV (b) (c)	197,604	371
		799
Real Estate (0.0%): (a)
Corp Inmobiliaria Vesta SAB de CV	214,364	421
		2,703
Netherlands (1.7%):
Communication Services (0.2%):
Koninklijke KPN NV	521,177	1,710
Consumer Discretionary (0.0%): (a)
Prosus NV	4,108	366
Consumer Staples (0.1%):
Koninklijke Ahold Delhaize NV	26,473	823
Financials (0.3%):
ING Groep NV	178,879	2,295
NN Group NV	9,438	469
		2,764
Health Care (0.0%): (a)
QIAGEN NV (b)	6,756	362
Information Technology (0.8%):
ASM International NV	6,365	2,259
ASML Holding NV	1,079	824
NXP Semiconductors NV	14,473	2,987
STMicroelectronics NV	18,027	742
		6,812
Materials (0.3%):
Akzo Nobel NV	2,621	324
LyondellBasell Industries NV Class A	24,804	2,464
		2,788
		15,625

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
New Zealand (0.1%):
Health Care (0.1%):
Fisher & Paykel Healthcare Corp. Ltd.	28,577	$629
Norway (0.2%):
Energy (0.1%):
Aker BP ASA	37,910	1,022
Equinor ASA	16,596	323
		1,345
Financials (0.1%):
SpareBank 1 SMN	54,050	750
		2,095
Philippines (0.0%): (a)
Real Estate (0.0%):
Filinvest Land, Inc.	17,251,000	384
Russian Federation (0.0%): (a)
Consumer Discretionary (0.0%):
Detsky Mir PJSC	168,020	322
Singapore (0.2%):
Consumer Discretionary (0.0%): (a)
Genting Singapore Ltd.	465,500	278
Consumer Staples (0.1%):
Wilmar International Ltd.	135,900	435
Financials (0.1%):
DBS Group Holdings Ltd.	22,000	492
Singapore Exchange Ltd.	56,400	494
		986
		1,699
South Africa (0.1%):
Consumer Discretionary (0.0%): (a)
The Foschini Group Ltd. (b)	42,623	450
Industrials (0.0%): (a)
Raubex Group Ltd.	145,480	283
Materials (0.1%):
Impala Platinum Holdings Ltd.	28,013	505
		1,238
Spain (0.3%):
Communication Services (0.2%):
Telefonica SA (d)	396,186	1,812
Industrials (0.0%): (a)
ACS Actividades de Construccion y Servicios SA	15,114	398

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.1%):
Acciona SA	1,977	$303
EDP Renovaveis SA	18,205	427
		730
		2,940
Sweden (0.8%):
Consumer Staples (0.1%):
Swedish Match AB	69,918	626
Financials (0.1%):
Skandinaviska Enskilda Banken AB Class A	35,626	482
Industrials (0.5%):
Atlas Copco AB Class B	56,690	3,224
Sandvik AB	14,628	382
SKF AB B Shares	17,037	453
Volvo AB Class B	22,371	528
		4,587
Information Technology (0.0%): (a)
Telefonaktiebolaget LM Ericsson Class B	34,069	393
Materials (0.1%):
Boliden AB	13,381	522
Real Estate (0.0%): (a)
Fastighets AB Balder B Shares (b)	5,165	357
		6,967
Switzerland (4.1%):
Consumer Discretionary (0.0%): (a)
Cie Financiere Richemont SA Registered Shares	3,353	429
Consumer Staples (1.1%):
Coca-Cola HBC AG	54,642	2,063
Nestle SA Registered Shares	63,958	8,100
		10,163
Financials (0.8%):
Cembra Money Bank AG	11,199	1,164
Julius Baer Group Ltd.	7,940	524
Partners Group Holding AG	1,353	2,312
Swiss Life Holding AG	2,164	1,116
UBS Group AG	152,596	2,514
		7,630
Health Care (1.3%):
Lonza Group AG Registered Shares	672	524
Novartis AG Registered Shares	46,989	4,346
Roche Holding AG	15,503	5,990
Sonova Holding AG	1,299	510
		11,370

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.3%):
Adecco Group AG	44,657	$2,675
Information Technology (0.5%):
Logitech International SA Class R	9,080	998
TE Connectivity Ltd.	20,865	3,077
		4,075
Materials (0.1%):
LafargeHolcim Ltd	7,433	436
		36,778
Taiwan (0.9%):
Consumer Discretionary (0.1%):
Gourmet Master Co. Ltd.	67,000	353
Topkey Corp.	60,000	320
		673
Industrials (0.2%):
Chicony Power Technology Co. Ltd.	179,000	445
China Airlines Ltd. (b)	579,000	358
Turvo International Co. Ltd. (b)	81,000	374
Yang Ming Marine Transport Corp. (b)	85,000	358
		1,535
Information Technology (0.5%):
Chipbond Technology Corp.	196,000	527
Holy Stone Enterprise Co. Ltd.	75,000	337
King Yuan Electronics Co. Ltd.	312,000	520
Lelon Electronics Corp.	156,000	404
Macronix International Co. Ltd. (b)	332,000	496
Parade Technologies Ltd.	10,000	614
Phison Electronics Corp.	22,000	376
Powertech Technology, Inc.	88,000	349
Sigurd Microelectronics Corp. (b)	206,000	474
Tripod Technology Corp.	91,000	391
Walsin Technology Corp.	54,000	389
		4,877
Materials (0.1%):
China General Plastics Corp. (b)	289,000	411
Taiwan Hon Chuan Enterprise Co. Ltd.	155,000	434
Tung Ho Steel Enterprise Corp.	323,000	541
		1,386
		8,471
Thailand (0.1%):
Real Estate (0.1%):
AP Thailand PCL	1,756,800	423

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Turkey (0.1%):
Communication Services (0.0%): (a)
Turk Telekomunikasyon A/S	263,433	$205
Consumer Staples (0.0%): (a)
Anadolu Efes Biracilik Ve Malt Sanayii A/S	106,995	282
Industrials (0.1%):
Turkiye Sise ve Cam Fabrikalari A/S	393,767	355
Information Technology (0.0%): (a)
Logo Yazilim Sanayi Ve Ticaret A/S	56,452	243
		1,085
United Kingdom (4.4%):
Communication Services (0.2%):
ITV PLC (b)	893,313	1,389
Vodafone Group PLC	270,416	434
		1,823
Consumer Discretionary (0.7%):
Aptiv PLC (b)	18,921	3,157
Barratt Developments PLC	46,476	454
Next PLC (b)	14,612	1,601
Stellantis NV	41,950	804
		6,016
Consumer Staples (0.7%):
British American Tobacco PLC	9,680	360
Diageo PLC	58,407	2,896
Imperial Brands PLC	76,843	1,645
Tate & Lyle PLC	31,716	325
Tesco PLC	184,547	597
Unilever PLC	9,062	522
		6,345
Energy (0.4%):
BP PLC	312,416	1,254
Cairn Energy PLC	120,858	214
Royal Dutch Shell PLC Class A	95,787	1,925
		3,393
Financials (0.9%):
3i Group PLC	45,115	802
Aon PLC Class A	11,130	2,894
Barclays PLC	187,634	454
Close Brothers Group PLC	56,545	1,212
Intermediate Capital Group PLC	34,672	1,045
Legal & General Group PLC	533,469	1,932
Standard Chartered PLC	52,760	316
		8,655

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.2%):
AstraZeneca PLC	3,283	$377
CVS Group PLC (b)	25,507	852
Hikma Pharmaceuticals PLC	10,021	368
		1,597
Industrials (0.4%):
Ashtead Group PLC	37,764	2,826
BAE Systems PLC	54,301	435
Ferguson PLC	2,645	371
Royal Mail PLC	40,304	282
		3,914
Materials (0.9%):
Anglo American PLC	33,365	1,478
Croda International PLC	7,107	832
Evraz PLC	184,409	1,576
Rio Tinto PLC	46,783	3,973
		7,859
		39,602
United States (63.8%):
Communication Services (6.6%):
Alphabet, Inc. Class C (b)	7,954	21,511
AT&T, Inc.	119,478	3,351
Comcast Corp. Class A	138,454	8,145
Facebook, Inc. Class A (b)	19,567	6,972
Match Group, Inc. (b)	18,485	2,944
Pinterest, Inc. Class A (b)	45,242	2,665
Sirius XM Holdings, Inc. (d)	428,400	2,772
Snap, Inc. Class A (b)	50,885	3,787
Verizon Communications, Inc.	132,071	7,367
		59,514
Consumer Discretionary (5.3%):
AutoZone, Inc. (b)	1,832	2,974
Best Buy Co., Inc.	22,420	2,519
eBay, Inc.	48,317	3,296
Ford Motor Co. (b)	242,371	3,381
General Motors Co. (b)	51,237	2,912
Lennar Corp. Class A	25,845	2,718
Lowe's Cos., Inc.	32,762	6,313
O'Reilly Automotive, Inc. (b)	4,956	2,993
Roku, Inc. (b)	8,656	3,707
Target Corp.	29,524	7,707
Tesla, Inc. (b)	7,513	5,163
The Home Depot, Inc.	13,041	4,280
		47,963

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (4.2%):
Altria Group, Inc.	186,751	$8,971
Archer-Daniels-Midland Co.	42,993	2,568
Colgate-Palmolive Co.	35,707	2,839
Keurig Dr Pepper, Inc.	75,827	2,670
Monster Beverage Corp. (b)	31,121	2,935
Philip Morris International, Inc.	69,837	6,990
The Clorox Co.	14,867	2,689
The Estee Lauder Cos., Inc.	9,918	3,311
Tyson Foods, Inc. Class A	34,561	2,470
Walgreens Boots Alliance, Inc.	53,444	2,520
		37,963
Energy (1.4%):
Chevron Corp.	34,333	3,495
ConocoPhillips	106,991	5,998
Marathon Petroleum Corp.	47,963	2,649
		12,142
Financials (7.8%):
AGNC Investment Corp.	8,417	134
Annaly Capital Management, Inc.	21,680	184
Berkshire Hathaway, Inc. Class B (b)	16,148	4,494
BlackRock, Inc.	3,827	3,319
Capital One Financial Corp.	38,657	6,251
Citigroup, Inc.	46,118	3,118
Fifth Third Bancorp	66,832	2,425
KeyCorp	116,814	2,297
MetLife, Inc.	86,713	5,003
Morgan Stanley	75,072	7,205
MSCI, Inc.	5,712	3,404
Prudential Financial, Inc.	54,445	5,460
S&P Global, Inc.	7,846	3,364
SVB Financial Group (b)	9,381	5,159
T. Rowe Price Group, Inc.	14,750	3,011
The Allstate Corp.	21,363	2,778
The Goldman Sachs Group, Inc.	17,720	6,643
The Progressive Corp.	27,673	2,633
Wells Fargo & Co.	77,351	3,554
		70,436
Health Care (13.4%):
Abbott Laboratories	31,344	3,792
AbbVie, Inc.	32,125	3,736
Agilent Technologies, Inc.	21,366	3,274
Align Technology, Inc. (b)	4,697	3,268
Amgen, Inc.	26,721	6,454
Anthem, Inc.	7,992	3,069
Biogen, Inc. (b)	20,795	6,794
Bristol-Myers Squibb Co.	52,788	3,583
Cigna Corp.	12,133	2,784

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
CVS Health Corp.	38,454	$3,167
Danaher Corp.	13,507	4,018
Eli Lilly & Co.	17,528	4,268
Gilead Sciences, Inc.	46,970	3,208
HCA Healthcare, Inc.	28,020	6,955
IDEXX Laboratories, Inc. (b)	10,291	6,983
IQVIA Holdings, Inc. (b)	12,316	3,051
Johnson & Johnson	58,058	9,998
Merck & Co., Inc.	45,719	3,514
Mettler-Toledo International, Inc. (b)	4,293	6,327
Pfizer, Inc.	96,274	4,121
Stryker Corp.	12,267	3,324
Thermo Fisher Scientific, Inc.	7,656	4,134
UnitedHealth Group, Inc.	33,402	13,769
Waters Corp. (b)	8,518	3,320
Zoetis, Inc.	17,414	3,530
		120,441
Industrials (5.5%):
3M Co.	32,017	6,337
Carrier Global Corp.	63,829	3,527
Caterpillar, Inc.	13,928	2,880
CSX Corp.	89,308	2,886
Cummins, Inc.	10,857	2,520
Deere & Co.	8,286	2,996
Fastenal Co.	51,322	2,811
General Dynamics Corp.	14,983	2,937
Illinois Tool Works, Inc.	12,458	2,824
Lockheed Martin Corp.	16,106	5,986
Northrop Grumman Corp.	8,064	2,927
Otis Worldwide Corp.	35,137	3,147
PACCAR, Inc.	30,161	2,503
Rockwell Automation, Inc.	10,071	3,096
W.W. Grainger, Inc.	5,819	2,587
		49,964
Information Technology (14.9%):
Adobe, Inc. (b)	7,586	4,716
Apple, Inc.	207,807	30,311
Applied Materials, Inc.	47,747	6,681
Broadcom, Inc.	15,562	7,554
Cadence Design Systems, Inc. (b)	21,783	3,216
CDW Corp.	15,370	2,818
Cisco Systems, Inc.	140,985	7,806
Cognizant Technology Solutions Corp. Class A	38,196	2,809
HP, Inc.	243,439	7,028
Intel Corp.	65,043	3,494
International Business Machines Corp.	22,838	3,219
Intuit, Inc.	7,642	4,050
Lam Research Corp.	9,554	6,090
Mastercard, Inc. Class A	11,248	4,341

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Micron Technology, Inc. (b)	34,928	$2,710
Microsoft Corp.	46,084	13,130
NVIDIA Corp.	29,664	5,784
Oracle Corp.	42,245	3,681
Square, Inc. Class A (b)	12,763	3,156
Texas Instruments, Inc.	36,578	6,972
VeriSign, Inc. (b)	11,953	2,586
VMware, Inc. Class A (b) (d)	16,714	2,570
		134,722
Materials (1.2%):
Dow, Inc.	43,059	2,676
International Paper Co.	45,360	2,620
PPG Industries, Inc.	15,544	2,542
The Sherwin-Williams Co.	10,270	2,989
		10,827
Real Estate (1.9%):
Alexandria Real Estate Equities, Inc.	2,103	423
American Tower Corp.	6,865	1,941
AvalonBay Communities, Inc.	2,163	493
Boston Properties, Inc.	2,289	269
Camden Property Trust	1,510	226
CBRE Group, Inc. Class A (b)	5,140	496
Crown Castle International Corp.	6,644	1,283
Digital Realty Trust, Inc.	4,327	667
Duke Realty Corp.	5,750	293
Equinix, Inc.	1,369	1,123
Equity LifeStyle Properties, Inc.	2,687	225
Equity Residential	5,753	484
Essex Property Trust, Inc.	1,009	331
Extra Space Storage, Inc.	1,998	348
Healthpeak Properties, Inc.	8,313	307
Host Hotels & Resorts, Inc. (b)	10,643	169
Invitation Homes, Inc.	8,625	351
Iron Mountain, Inc.	4,428	194
Medical Properties Trust, Inc.	8,854	186
Mid-America Apartment Communities, Inc.	1,778	343
Omega Healthcare Investors, Inc.	3,521	128
Prologis, Inc.	11,379	1,457
Public Storage	2,428	759
Realty Income Corp.	5,391	379
Regency Centers Corp.	2,634	172
SBA Communications Corp.	1,716	585
Simon Property Group, Inc.	5,112	647
Sun Communities, Inc.	1,661	326
UDR, Inc.	4,546	250
Ventas, Inc.	5,764	345
VEREIT, Inc.	3,353	164
VICI Properties, Inc. (d)	8,278	258
Vornado Realty Trust	2,524	110
See notes to financial statements.

26

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Welltower, Inc.	6,404	$556
Weyerhaeuser Co.	11,700	395
WP Carey, Inc.	2,707	218
		16,901
Utilities (1.6%):
Exelon Corp.	64,560	3,022
NextEra Energy, Inc.	45,663	3,557
NRG Energy, Inc.	75,606	3,118
The AES Corp.	205,455	4,869
		14,566
		575,439
Total Common Stocks (Cost $656,198)		894,828
Exchange-Traded Funds (0.1%)
United States (0.1%):
iShares Core MSCI EAFE ETF	9,532	720
Total Exchange-Traded Funds (Cost $718)		720
Collateral for Securities Loaned^ (0.8%)
United States (0.8%):
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (f)	330,214	330
HSBC U.S. Government Money Market Fund I Shares, 0.03% (f)	6,724,590	6,725
Total Collateral for Securities Loaned (Cost $7,055)		7,055
Total Investments (Cost $663,971) — 100.1%		902,603
Liabilities in excess of other assets — (0.1)%		(1,070)
NET ASSETS — 100.00%		$901,533

^  Purchased with cash collateral from securities on loan.

(a)  Amount represents less than 0.05% of net assets.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of July 31, 2021, the fair value of these securities was $2,112 (thousands) and amounted to 0.2% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rounds to less than $1 thousand.

(f)  Rate disclosed is the daily yield on July 31, 2021.

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PCL — Public Company Limited

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

28

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Capital Growth Fund
Assets:
Investments, at value (Cost $663,971)	$902,603	(a)
Foreign currency, at value (Cost $337)	335
Cash	5,215
Receivables:
Interest and dividends	1,060
Capital shares issued	279
Investments sold	154
Reclaims	1,018
Prepaid expenses	18
Total Assets	910,682
Liabilities:
Payables:
Collateral received on loaned securities	7,055
Investments purchased	515
Capital shares redeemed	221
Accrued foreign capital gains taxes	439
Accrued expenses and other payables:
Investment advisory fees	617
Administration fees	114
Custodian fees	32
Transfer agent fees	93
Compliance fees	—	(b)
Trustees' fees	1
Other accrued expenses	62
Total Liabilities	9,149
Net Assets:
Capital	588,844
Total accumulated earnings/(loss)	312,689
Net Assets	$901,533
Net Assets
Fund Shares	$899,767
Institutional Shares	1,766
Total	$901,533
Shares (unlimited number of shares authorized with no par value):
Fund Shares	65,803
Institutional Shares	128
Total	65,931
Net asset value, offering and redemption price per share: (c)
Fund Shares	$13.67
Institutional Shares	13.81

(a)  Includes $6,729 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

29

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

USAA Capital Growth Fund
Investment Income:
Dividends	$18,314
Interest	6
Securities lending (net of fees)	56
Foreign tax withholding	(791)
Total Income	17,585
Expenses:
Investment advisory fees	5,830
Administration fees — Fund Shares	1,238
Administration fees — Institutional Shares	6
Sub-Administration fees	75
Custodian fees	193
Transfer agent fees — Fund Shares	1,163
Transfer agent fees — Institutional Shares	6
Trustees' fees	57
Compliance fees	5
Legal and audit fees	105
State registration and filing fees	48
Other expenses	126
Recoupment of prior expenses waived/reimbursed by Adviser	77
Total Expenses	8,929
Expenses waived/reimbursed by Adviser	(10)
Net Expenses	8,919
Net Investment Income (Loss)	8,666
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	90,247
Foreign taxes on realized gains	(18)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency transactions	136,888
Net change in accrued foreign taxes on unrealized gains	(439)
Net realized/unrealized gains (losses) on investments	226,678
Change in net assets resulting from operations	$235,344

See notes to financial statements.

30

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Capital Growth Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income (loss)	$8,666	$11,045
Net realized gains (losses) from investments	90,229	26,105
Net change in unrealized appreciation/depreciation on investments	136,449	(19,968)
Change in net assets resulting from operations	235,344	17,182
Distributions to Shareholders:
Fund Shares	(24,838)	(72,350)
Institutional Shares	(206)	(6,085)
Change in net assets resulting from distributions to shareholders	(25,044)	(78,435)
Change in net assets resulting from capital transactions	(75,428)	(108,841)
Change in net assets	134,872	(170,094)
Net Assets:
Beginning of period	766,661	936,755
End of period	$901,533	$766,661
Capital Transactions:
Fund Shares
Proceeds from shares issued	$53,898	$35,630
Distributions reinvested	24,634	71,922
Cost of shares redeemed	(142,355)	(118,356)
Total Fund Shares	$(63,823)	$(10,804)
Institutional Shares
Proceeds from shares issued	$1,635	$750
Distributions reinvested	32	5,585
Cost of shares redeemed	(13,272)	(104,372)
Total Institutional Shares	$(11,605)	$(98,037)
Change in net assets resulting from capital transactions	$(75,428)	$(108,841)
Share Transactions:
Fund Shares
Issued	4,393	3,485
Reinvested	2,105	6,484
Redeemed	(11,813)	(11,563)
Total Fund Shares	(5,315)	(1,594)
Institutional Shares
Issued	128	73
Reinvested	3	502
Redeemed	(1,087)	(9,183)
Total Institutional Shares	(956)	(8,608)
Change in Shares	(6,271)	(10,202)

See notes to financial statements.

31

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Capital Growth Fund
Fund Shares
Year Ended:
July 31, 2021	$10.62	0.13	(b)	3.28	3.41	(0.12)	(0.24)
July 31, 2020	$11.36	0.14	(b)	0.13	0.27	(0.17)	(0.84)
July 31, 2019	$12.63	0.16		(0.48)	(0.32)	(0.17)	(0.78)
July 31, 2018	$11.67	0.15		1.21	1.36	(0.12)	(0.28)
July 31, 2017	$9.97	0.14		1.71	1.85	(0.15)	—
Institutional Shares
Year Ended:
July 31, 2021	$10.66	0.15	(b)	3.35	3.50	(0.11)	(0.24)
July 31, 2020	$11.39	0.14	(b)	0.14	0.28	(0.17)	(0.84)
July 31, 2019	$12.66	0.23	(b)	(0.55)	(0.32)	(0.17)	(0.78)
July 31, 2018	$11.70	0.17		1.20	1.37	(0.13)	(0.28)
July 31, 2017	$9.98	0.15		1.71	1.86	(0.14)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects increased trading activity due to current year transition or asset allocation shift.

(d)  Reflects overall increase in purchases and sales of securities.

(e)  Reflects overall decrease in purchases and sales of securities.

(f)  Reflects a return to normal trading levels after a prior year transition.

See notes to financial statements.

32

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses**^	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Capital Growth Fund
Fund Shares
Year Ended:
July 31, 2021	(0.36)	$13.67	32.74%	1.07%	1.04%	1.07%	$899,767	67	%(f)
July 31, 2020	(1.01)	$10.62	2.14%	1.12%	1.35%	1.13%	$755,102	152	%(c)
July 31, 2019	(0.95)	$11.36	(1.82)%	1.13%	1.43%	1.13%	$826,325	54	%(d)
July 31, 2018	(0.40)	$12.63	11.76%	1.15%	1.25%	1.15%	$902,670	22	%(e)
July 31, 2017	(0.15)	$11.67	18.75%	1.21%	1.27%	1.21%	$836,515	55%
Institutional Shares
Year Ended:
July 31, 2021	(0.35)	$13.81	33.45%	0.77%	1.30%	0.92%	$1,766	67	%(f)
July 31, 2020	(1.01)	$10.66	2.20%	1.01%	1.31%	1.01%	$11,559	152	%(c)
July 31, 2019	(0.95)	$11.39	(1.77)%	1.03%	2.04%	1.03%	$110,430	54	%(d)
July 31, 2018	(0.41)	$12.66	11.84%	1.10%	1.38%	1.21%	$7,961	22	%(e)
July 31, 2017	(0.14)	$11.70	18.79%	1.10%	1.38%	1.47%	$5,762	55%

See notes to financial statements.

33

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Capital Growth Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of July 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$630,772	$264,056	$—	$894,828
Exchange-Traded Funds	720	—	—	720
Collateral for Securities Loaned	7,055	—	—	7,055
Total	$638,547	$264,056	$—	$902,603

For the year ended July 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of July 31, 2021, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality, short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$6,729	$—	$7,055

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

The Fund filed for additional European Union reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. For the year ended July 31, 2021, the Fund recognized $183 thousand in reclaims and no amounts are related to interest on the filed reclaims. These reclaims are reflected on the Statement of Operations as dividend income.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$544,932	$637,561

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of the largest funds within the Lipper Global Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to July 31, 2021, performance adjustments were $(384) and $(21) for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were (0.05)% and (0.33)% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 1.12% and 1.10% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of July 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2021.

Expires 2023	Expires 2024	Total
$56	$10	$66

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures,

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended July 31, 2021.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

As of July 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(3,635)	$3,635

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021			Year Ended July 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$16,192	$8,852	$25,044	$13,664	$64,771	$78,435

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$36,722	$43,728	$80,450	$232,239	$312,689

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of July 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$669,955	$248,344	$(15,696)	$232,648

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Capital Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Capital Growth Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

43

USAA Mutual Funds Trust	Supplemental Information July 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

44

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

45

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

46

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

47

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

48

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

49

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21- 7/31/21*	Hypothetical Expenses Paid During Period 2/1/21- 7/31/21*	Annualized Expense Ratio During Period 2/1/21- 7/31/21
Fund Shares	$1,000.00	$1,167.40	$1,019.44	$5.80	$5.41	1.08%
Institutional Shares	1,000.00	1,171.30	1,021.37	3.71	3.46	0.69%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

50

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Qualified Interest Income	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
36%	35%	3%	$8,877	$10,985

51

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

52

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

36844-0921

JULY 31, 2021

Annual Report

USAA Aggressive Growth Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Supplemental Information (Unaudited)	25
Trustees' and Officers' Information	25
Proxy Voting and Portfolio Holdings Information	31
Expense Examples	31
Additional Federal Income Tax Information	32
Liquidity Risk Management Program	33
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives and remember our collective spirit and perseverance. Markets endured this past

2

year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Aggressive Growth Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the U.S. Federal Reserve (the "Fed") and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period climbing from under 1% to 1.74%.

In the second quarter of 2021, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

During the last month of the reporting period, markets appeared to focus on the latest COVID-19 variant (delta) as rising infection numbers gave way to concerns around the reopening with mask mandates and other restrictions being reintroduced once again. During this time, large-cap growth names outperformed value and small-cap oriented securities.

•  How did the USAA Aggressive Growth Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2021, the Fund Shares and Institutional Shares had total returns of 33.27% and 33.24%, respectively. This compares to returns of 36.68% for the Russell 1000® Growth Index (the "Index") and 36.07% for the Lipper Large-Cap Growth Funds Index.

4

USAA Mutual Funds Trust

USAA Aggressive Growth Fund (continued)

Managers' Commentary (continued)

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund underperformed the Index as stock selection and sector allocation both detracted from performance versus the Index. In terms of allocation, a slight overweight to industrials hurt performance while an underweight to consumer staples helped. Stock selection within the financials sector was additive but it was more than offset by negative selection effect within the health care sector.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Aggressive Growth Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

	Fund Shares	Institutional Shares
INCEPTION DATE	10/19/81	8/1/08
	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index[2]
One Year	33.27%	33.24%	36.68%	36.07%
Five Year	20.56%	20.56%	23.32%	22.90%
Ten Year	15.70%	15.86%	18.37%	17.06%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Aggressive Growth Fund — Growth of $10,000

1The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Aggressive Growth Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation.

Top 10 Equity Holdings*:

July 31, 2021

(% of Net Assets)

Alphabet, Inc. Class C	6.7%
Amazon.com, Inc.	6.0%
Microsoft Corp.	5.4%
Visa, Inc. Class A	4.3%
Facebook, Inc. Class A	4.1%
NVIDIA Corp.	4.0%
Apple, Inc.	3.9%
PayPal Holdings, Inc.	3.4%
Twilio, Inc. Class A	2.7%
ServiceNow, Inc.	2.6%

Sector Allocation*

July 31, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Aggressive Growth Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.5%)
Communication Services (13.3%):
Activision Blizzard, Inc.	105,453	$8,818
Alphabet, Inc. Class C (a)	57,853	156,459
Facebook, Inc. Class A (a)	267,133	95,180
Snap, Inc. Class A (a)	339,767	25,285
Twitter, Inc. (a)	339,361	23,670
		309,412
Communications Equipment (0.6%):
Palo Alto Networks, Inc. (a)	34,903	13,928
Consumer Discretionary (19.1%):
Airbnb, Inc. Class A (a)	139,425	20,079
Amazon.com, Inc. (a)	41,810	139,126
Aptiv PLC (a)	131,086	21,872
Booking Holdings, Inc. (a)	5,996	13,061
Burlington Stores, Inc. (a)	103,985	34,814
Caesars Entertainment, Inc. (a)	120,195	10,500
Chipotle Mexican Grill, Inc. (a)	9,871	18,394
Dollar General Corp.	62,521	14,545
Lululemon Athletica, Inc. (a)	85,202	34,095
NIKE, Inc. Class B	338,397	56,685
Target Corp.	55,983	14,614
Tesla, Inc. (a)	52,273	35,922
The Home Depot, Inc.	70,717	23,209
The TJX Cos., Inc.	167,976	11,558
		448,474
Consumer Staples (1.1%):
Constellation Brands, Inc. Class A	66,124	14,834
Freshpet, Inc. (a)	78,838	11,546
		26,380
Financials (1.4%):
MSCI, Inc.	53,569	31,925
Health Care (12.1%):
Align Technology, Inc. (a)	69,059	48,052
Charles River Laboratories International, Inc. (a)	56,961	23,179
DexCom, Inc. (a)	19,606	10,107
Fate Therapeutics, Inc. (a)	75,753	6,272
Horizon Therapeutics PLC (a)	90,252	9,027
Jazz Pharmaceuticals PLC (a)	93,059	15,775
Masimo Corp. (a)	99,429	27,083
TG Therapeutics, Inc. (a)	165,869	5,804
Thermo Fisher Scientific, Inc.	54,037	29,180
Veeva Systems, Inc. Class A (a)	97,349	32,389
West Pharmaceutical Services, Inc.	58,153	23,943
Zoetis, Inc.	249,152	50,503
		281,314

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Aggressive Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (7.3%):
Carrier Global Corp.	95,683	$5,286
CoStar Group, Inc. (a)	340,835	30,283
Generac Holdings, Inc. (a)	84,152	35,290
IDEX Corp.	47,365	10,737
IHS Markit Ltd.	80,620	9,420
Trane Technologies PLC	151,154	30,777
Uber Technologies, Inc. (a)	622,250	27,043
United Parcel Service, Inc. Class B	108,673	20,796
		169,632
IT Services (15.5%):
EPAM Systems, Inc. (a)	78,752	44,085
Fiserv, Inc. (a)	182,526	21,011
Gartner, Inc. (a)	42,336	11,208
PayPal Holdings, Inc. (a)	285,280	78,603
Shopify, Inc. Class A (a)	19,606	29,408
Square, Inc. Class A (a)	45,889	11,347
Twilio, Inc. Class A (a)	167,744	62,668
Visa, Inc. Class A	408,357	100,614
		358,944
Materials (0.2%):
The Scotts Miracle-Gro Co.	24,970	4,419
Real Estate (0.6%):
SBA Communications Corp.	39,160	13,353
Semiconductors & Semiconductor Equipment (7.8%):
Advanced Micro Devices, Inc. (a)	171,383	18,199
Lam Research Corp.	28,579	18,217
Marvell Technology, Inc.	214,742	12,994
Micron Technology, Inc. (a)	355,053	27,545
NVIDIA Corp.	476,649	92,942
STMicroelectronics NV, NYS (b)	266,774	11,010
		180,907
Software (15.6%):
Adobe, Inc. (a)	76,672	47,662
Autodesk, Inc. (a)	62,565	20,091
Cadence Design Systems, Inc. (a)	155,831	23,008
Fair Isaac Corp. (a)	20,117	10,539
Microsoft Corp.	438,726	124,998
RingCentral, Inc. Class A (a)	78,753	21,048
ServiceNow, Inc. (a)	102,291	60,136
Synopsys, Inc. (a)	37,953	10,930
The Trade Desk, Inc. Class A (a)	402,197	32,944
Zoom Video Communications, Inc. Class A (a)	31,782	12,017
		363,373
Technology Hardware, Storage & Peripherals (3.9%):
Apple, Inc.	624,708	91,120
Total Common Stocks (Cost $1,191,330)		2,293,181

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Aggressive Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (0.5%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	1,845,682	$1,846
HSBC U.S. Government Money Market Fund I Shares, 0.03% (c)	9,175,918	9,176
Total Collateral for Securities Loaned (Cost $11,022)		11,022
Total Investments (Cost $1,202,352) — 99.0%		2,304,203
Other assets in excess of liabilities — 1.0%		23,465
NET ASSETS — 100.00%		$2,327,668

At July 31, 2021, the Fund's investments in foreign securities were 6.9% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on July 31, 2021.

NYS — New York Registered Shares

PLC — Public Limited Company

See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Aggressive Growth Fund
Assets:
Investments, at value (Cost $1,202,352)	$2,304,203	(a)
Cash	17,919
Receivables:
Interest and dividends	66
Capital shares issued	526
Investments sold	39,524
From Adviser	1
Prepaid expenses	36
Total Assets	2,362,275
Liabilities:
Payables:
Collateral received on loaned securities	11,022
Investments purchased	21,534
Capital shares redeemed	783
Accrued expenses and other payables:
Investment advisory fees	742
Administration fees	294
Custodian fees	15
Transfer agent fees	135
Compliance fees	1
Trustees' fees	1
Other accrued expenses	80
Total Liabilities	34,607
Net Assets:
Capital	1,053,474
Total accumulated earnings/(loss)	1,274,194
Net Assets	$2,327,668
Net Assets
Fund Shares	$2,307,263
Institutional Shares	20,405
Total	$2,327,668
Shares (unlimited number of shares authorized with no par value):
Fund Shares	37,686
Institutional Shares	328
Total	38,014
Net asset value, offering and redemption price per share: (b)
Fund Shares	$61.22
Institutional Shares	62.27

(a)  Includes $10,677 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

USAA Aggressive Growth Fund
Investment Income:
Dividends	$7,301
Interest	8
Securities lending (net of fees)	24
Total Income	7,333
Expenses:
Investment advisory fees	7,899
Administration fees — Fund Shares	3,099
Administration fees — Institutional Shares	15
Sub-Administration fees	40
Custodian fees	92
Transfer agent fees — Fund Shares	1,613
Transfer agent fees — Institutional Shares	15
Trustees' fees	57
Compliance fees	13
Legal and audit fees	61
State registration and filing fees	61
Other expenses	185
Total Expenses	13,150
Expenses waived/reimbursed by Adviser	(10)
Net Expenses	13,140
Net Investment Income (Loss)	(5,807)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	236,099
Net change in unrealized appreciation/depreciation on investment securities	369,249
Net realized/unrealized gains (losses) on investments	605,348
Change in net assets resulting from operations	$599,541

See notes to financial statements.

12

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Aggressive Growth Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income (loss)	$(5,807)	$(2,668)
Net realized gains (losses) from investments	236,099	(42,542)
Net change in unrealized appreciation/depreciation on investments	369,249	440,177
Change in net assets resulting from operations	599,541	394,967
Distributions to Shareholders:
Fund Shares	(3,755)	(273,925)
Institutional Shares	(25)	(2,048)
Change in net assets resulting from distributions to shareholders	(3,780)	(275,973)
Change in net assets resulting from capital transactions	(141,662)	118,415
Change in net assets	454,099	237,409
Net Assets:
Beginning of period	1,873,569	1,636,160
End of period	$2,327,668	$1,873,569
Capital Transactions:
Fund Shares
Proceeds from shares issued	$177,645	$115,595
Distributions reinvested	3,705	270,045
Cost of shares redeemed	(326,682)	(267,501)
Total Fund Shares	$(145,332)	$118,139
Institutional Shares
Proceeds from shares issued	$8,395	$3,528
Distributions reinvested	24	2,005
Cost of shares redeemed	(4,749)	(5,257)
Total Institutional Shares	$3,670	$276
Change in net assets resulting from capital transactions	$(141,662)	$118,415
Share Transactions:
Fund Shares
Issued	3,315	2,965
Reinvested	70	7,237
Redeemed	(6,148)	(6,745)
Total Fund Shares	(2,763)	3,457
Institutional Shares
Issued	159	85
Reinvested	— (a)	53
Redeemed	(93)	(142)
Total Institutional Shares	66	(4)
Change in Shares	(2,697)	3,453

(a)  Rounds to less than 1 thousand shares.

See notes to financial statements.

13

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Aggressive Growth Fund
Fund Shares
Year Ended:
July 31, 2021	$46.02	(0.15	)(b)	15.45	15.30	—	(0.10)
July 31, 2020	$43.91	(0.07	)(b)	9.82	9.75	(0.04)	(7.60)
July 31, 2019	$48.92	0.13		1.72	1.85	(0.08)	(6.78)
July 31, 2018	$43.96	0.19		8.79	8.98	(0.19)	(3.83)
July 31, 2017	$40.02	0.36		6.30	6.66	(0.33)	(2.39)
Institutional Shares
Year Ended:
July 31, 2021	$46.82	(0.17	)(b)	15.72	15.55	—	(0.10)
July 31, 2020	$44.54	(0.05	)(b)	9.98	9.93	(0.05)	(7.60)
July 31, 2019	$49.55	0.14	(b)	1.75	1.89	(0.12)	(6.78)
July 31, 2018	$44.36	0.14	(b)	8.93	9.07	(0.05)	(3.83)
July 31, 2017	$40.39	0.21	(b)	6.52	6.73	(0.37)	(2.39)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Prior to December 1, 2017, USAA Asset Management Company ("AMCO") (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.70% of the Institutional Shares' average daily net assets.

See notes to financial statements.

14

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses**^		Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Aggressive Growth Fund
Fund Shares
Year Ended:
July 31, 2021	(0.10)	$61.22	33.27%	0.63%		(0.28)%	0.63%		$2,307,263	46%
July 31, 2020	(7.64)	$46.02	26.30%	0.72%		(0.17)%	0.72%		$1,861,282	64%
July 31, 2019	(6.86)	$43.91	5.53%	0.72%		0.30%	0.72%		$1,624,319	78%
July 31, 2018	(4.02)	$48.92	21.57%	0.75	%(c)	0.32%	0.75	%(c)	$1,592,944	57%
July 31, 2017	(2.72)	$43.96	17.92%	0.81	%(c)	0.57%	0.81	%(c)	$1,340,385	51%
Institutional Shares
Year Ended:
July 31, 2021	(0.10)	$62.27	33.24%	0.66%		(0.32)%	0.73%		$20,405	46%
July 31, 2020	(7.65)	$46.82	26.33%	0.70%		(0.13)%	0.81%		$12,287	64%
July 31, 2019	(6.90)	$44.54	5.56%	0.70%		0.32%	0.83%		$11,841	78%
July 31, 2018	(3.88)	$49.55	21.54%	0.75	%(c)(d)	0.30%	0.94	%(c)	$11,379	57%
July 31, 2017	(2.76)	$44.36	17.94%	0.73	%(c)	0.54%	0.73	%(c)	$5,587	51%

See notes to financial statements.

15

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Aggressive Growth Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,293,181	$—	$—	$2,293,181
Collateral for Securities Loaned	11,022	—	—	11,022
Total	$2,304,203	$—	$—	$2,304,203

For the year ended July 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality, short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$10,677	$—	$11,022

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$953,301	$1,115,508

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of July 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.1%
USAA Cornerstone Equity Fund	0.5%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $750 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of the Fund's average daily net assets over $1.5 billion. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of the largest funds within the Lipper Large-Cap Growth Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to July 31, 2021, performance adjustments were $(781) and $(6) for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were (0.04)% and (0.04)% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 0.75% and 0.70% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of July 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$3	$13	$10	$26

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Large-Capitalization Stock Risk — The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended July 31, 2021.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021
nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(6,885)	$6,885

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021		Year Ended July 31, 2020
Distributions paid from		Distributions paid from
Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,780	$3,780	$9,588	$266,385	$275,973

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$790	$179,419	$180,209	$1,093,985	$1,274,194

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of July 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

During the tax year ended July 31, 2021, the Fund utilized $38,270 thousand of short-term capital loss carryforwards.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,210,218	$1,111,733	$(17,748)	$1,093,985

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Aggressive Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Aggressive Growth Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

24

USAA Mutual Funds Trust	Supplemental Information July 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

25

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

26

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

27

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

28

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

29

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21- 7/31/21*	Hypothetical Expenses Paid During Period 2/1/21- 7/31/21*	Annualized Expense Ratio During Period 2/1/21- 7/31/21
Fund Shares	$1,000.00	$1,172.10	$1,021.72	$3.34	$3.11	0.62%
Institutional Shares	1,000.00	1,171.80	1,021.52	3.55	3.31	0.66%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021 (amounts in thousands):

Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
$30	$10,636

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

33

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23417-0921

JULY 31, 2021

Annual Report

USAA Growth Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Supplemental Information (Unaudited)	26
Trustees' and Officers' Information	26
Proxy Voting and Portfolio Holdings Information	32
Expense Examples	32
Additional Federal Income Tax Information	33
Liquidity Risk Management Program	34
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives

2

and remember our collective spirit and perseverance. Markets endured this past year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Growth Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the U.S. Federal Reserve (the "Fed") and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period climbing from under 1% to 1.74%.

In the second quarter of 2021, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

During the last month of the reporting period, markets appeared to focus on the latest COVID-19 variant (delta) as rising infection numbers gave way to concerns around the reopening with mask mandates and other restrictions being reintroduced once again. During this time, large-cap growth names outperformed value and small-cap oriented securities.

•  How did the USAA Growth Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2021, the Fund Shares and Institutional Shares had total returns of 32.87% and 32.89%, respectively. This compares to returns of 36.68% for the Russell

4

USAA Mutual Funds Trust

USAA Growth Fund (continued)

Managers' Commentary (continued)

1000® Growth Index (the "Index") and 36.07% for the Lipper Large-Cap Growth Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Loomis, Sayles & Company, L.P., is an external subadviser to the Fund, while NewBridge Asset Management and RS Investments Growth are VCM investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchises.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund underperformed the Index as stock selection was the main detractor from performance while sector allocation also had a minor negative effect. In terms of allocation, an overweight position in industrials and underweight position in information technology hurt Fund performance, which was slightly offset by positive allocation effects in the consumer staples and communication services sectors.

Stock selection within the health care and consumer discretionary sectors detracted from Fund performance. On the positive side, stock selection in industrials and communication services added to Fund performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

	Fund Shares	Institutional Shares
INCEPTION DATE	4/5/71	8/1/08
	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index[2]
One Year	32.87%	32.89%	36.68%	36.07%
Five Year	19.86%	19.92%	23.32%	22.90%
Ten Year	17.12%	17.18%	18.37%	17.06%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Growth Fund — Growth of $10,000

1The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Growth Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term growth of capital.

Top 10 Equity Holdings*:

July 31, 2021

(% of Net Assets)

Amazon.com, Inc.	5.9%
Alphabet, Inc. Class C	5.7%
Microsoft Corp.	5.6%
Facebook, Inc. Class A	4.8%
Visa, Inc. Class A	4.6%
NVIDIA Corp.	4.5%
Apple, Inc.	3.2%
Autodesk, Inc.	2.2%
PayPal Holdings, Inc.	2.1%
Twilio, Inc. Class A	1.7%

Sector Allocation*

July 31, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Growth Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.7%)
Communication Services (14.5%):
Activision Blizzard, Inc.	116,252	$9,721
Alphabet, Inc. Class A (a)	16,099	43,379
Alphabet, Inc. Class C (a)	74,495	201,466
Facebook, Inc. Class A (a)	481,598	171,595
Snap, Inc. Class A (a)	300,497	22,363
The Walt Disney Co. (a)	229,168	40,338
Twitter, Inc. (a)	370,168	25,819
		514,681
Communications Equipment (1.0%):
Cisco Systems, Inc.	395,132	21,878
Palo Alto Networks, Inc. (a)	36,674	14,635
		36,513
Consumer Discretionary (17.7%):
Airbnb, Inc. Class A (a)	123,639	17,805
Alibaba Group Holding Ltd., ADR (a)	246,155	48,047
Amazon.com, Inc. (a)	63,625	211,718
Aptiv PLC (a)	144,318	24,079
Booking Holdings, Inc. (a)	6,375	13,886
Burlington Stores, Inc. (a)	91,343	30,582
Caesars Entertainment, Inc. (a)	131,923	11,525
Chipotle Mexican Grill, Inc. (a)	10,505	19,575
Dollar General Corp.	68,755	15,996
Lululemon Athletica, Inc. (a)	74,831	29,945
NIKE, Inc. Class B	326,178	54,638
Starbucks Corp.	272,944	33,144
Target Corp.	59,565	15,549
Tesla, Inc. (a)	57,592	39,577
The Home Depot, Inc.	77,609	25,470
The TJX Cos., Inc.	184,727	12,711
Yum China Holdings, Inc.	163,990	10,199
Yum! Brands, Inc.	125,184	16,448
		630,894
Consumer Staples (2.4%):
Colgate-Palmolive Co.	186,334	14,814
Constellation Brands, Inc. Class A	72,757	16,322
Freshpet, Inc. (a)	86,746	12,704
Monster Beverage Corp. (a)	421,248	39,732
		83,572
Energy (0.5%):
Schlumberger Ltd.	600,972	17,326
Financials (1.7%):
FactSet Research Systems, Inc.	47,554	16,990
MSCI, Inc.	47,055	28,043
SEI Investments Co.	268,605	16,331
		61,364

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (13.2%):
Align Technology, Inc. (a)	64,289	$44,733
Cerner Corp.	137,834	11,080
Charles River Laboratories International, Inc. (a)	58,297	23,722
DexCom, Inc. (a)	20,250	10,439
Fate Therapeutics, Inc. (a)	79,480	6,581
Horizon Therapeutics PLC (a)	98,883	9,890
Illumina, Inc. (a)	68,090	33,756
Intuitive Surgical, Inc. (a)	17,982	17,828
Jazz Pharmaceuticals PLC (a)	102,565	17,387
Masimo Corp. (a)	87,346	23,792
Novartis AG, ADR	402,333	37,172
NOVO Nordisk A/S, ADR	131,044	12,135
Regeneron Pharmaceuticals, Inc. (a)	56,142	32,260
Roche Holdings Ltd., ADR	651,683	31,450
TG Therapeutics, Inc. (a)	145,677	5,097
Thermo Fisher Scientific, Inc.	47,466	25,632
Veeva Systems, Inc. Class A (a)	85,497	28,446
Vertex Pharmaceuticals, Inc. (a)	146,966	29,625
West Pharmaceutical Services, Inc.	62,596	25,773
Zoetis, Inc.	240,760	48,802
		475,600
Industrials (7.7%):
Carrier Global Corp.	105,426	5,825
CoStar Group, Inc. (a)	299,350	26,597
Deere & Co.	95,033	34,363
Expeditors International of Washington, Inc.	208,096	26,688
Generac Holdings, Inc. (a)	73,918	30,998
IDEX Corp.	52,089	11,808
IHS Markit Ltd.	83,014	9,699
The Boeing Co. (a)	226,201	51,230
Trane Technologies PLC	132,760	27,031
Uber Technologies, Inc. (a)	546,514	23,751
United Parcel Service, Inc. Class B	119,691	22,904
		270,894
IT Services (11.8%):
Automatic Data Processing, Inc.	42,722	8,956
EPAM Systems, Inc. (a)	69,198	38,737
Fiserv, Inc. (a)	198,971	22,904
Gartner, Inc. (a)	46,392	12,281
PayPal Holdings, Inc. (a)	265,922	73,269
Shopify, Inc. Class A (a)	17,227	25,839
Square, Inc. Class A (a)	50,367	12,454
Twilio, Inc. Class A (a)	164,714	61,536
Visa, Inc. Class A	661,264	162,929
		418,905
Materials (0.1%):
The Scotts Miracle-Gro Co.	27,355	4,841
Real Estate (0.4%):
SBA Communications Corp.	42,712	14,564

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Growth Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Semiconductors & Semiconductor Equipment (7.6%):
Advanced Micro Devices, Inc. (a)	188,889	$20,058
Lam Research Corp.	29,845	19,024
Marvell Technology, Inc.	222,851	13,485
Micron Technology, Inc. (a)	311,853	24,194
NVIDIA Corp.	813,085	158,543
QUALCOMM, Inc.	166,377	24,923
STMicroelectronics NV, NYS (b)	281,851	11,632
		271,859
Software (16.9%):
Adobe, Inc. (a)	67,353	41,869
Autodesk, Inc. (a)	245,402	78,806
Cadence Design Systems, Inc. (a)	136,856	20,207
Fair Isaac Corp. (a)	22,151	11,605
Microsoft Corp.	695,122	198,048
Oracle Corp.	630,060	54,903
RingCentral, Inc. Class A (a)	83,000	22,183
salesforce.com, Inc. (a)	188,018	45,487
ServiceNow, Inc. (a)	96,897	56,965
Synopsys, Inc. (a)	38,856	11,190
The Trade Desk, Inc. Class A (a)	355,495	29,119
Workday, Inc. Class A (a)	68,453	16,045
Zoom Video Communications, Inc. Class A (a)	34,850	13,177
		599,604
Technology Hardware, Storage & Peripherals (3.2%):
Apple, Inc.	785,961	114,640
Total Common Stocks (Cost $1,633,754)		3,515,257
Collateral for Securities Loaned^ (0.1%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	230,300	230
HSBC U.S. Government Money Market Fund I Shares, 0.03% (c)	4,007,420	4,008
Total Collateral for Securities Loaned (Cost $4,238)		4,238
Total Investments (Cost $1,637,992) — 98.8%		3,519,495
Other assets in excess of liabilities — 1.2%		43,320
NET ASSETS — 100.00%		$3,562,815

At July 31, 2021, the Fund's investments in foreign securities were 8.3% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on July 31, 2021.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Limited Company

See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Growth Fund
Assets:
Investments, at value (Cost $1,637,992)	$3,519,495	(a)
Cash	38,475
Receivables:
Interest and dividends	274
Capital shares issued	393
Investments sold	44,058
Reclaims	842
Prepaid expenses	37
Total Assets	3,603,574
Liabilities:
Payables:
Collateral received on loaned securities	4,238
Investments purchased	32,913
Capital shares redeemed	969
Accrued expenses and other payables:
Investment advisory fees	1,834
Administration fees	396
Custodian fees	24
Transfer agent fees	285
Compliance fees	2
Trustees' fees	1
Other accrued expenses	97
Total Liabilities	40,759
Net Assets:
Capital	1,441,961
Total accumulated earnings/(loss)	2,120,854
Net Assets	$3,562,815
Net Assets
Fund Shares	$2,224,130
Institutional Shares	1,338,685
Total	$3,562,815
Shares (unlimited number of shares authorized with no par value):
Fund Shares	56,641
Institutional Shares	34,173
Total	90,814
Net asset value, offering and redemption price per share: (b)
Fund Shares	$39.27
Institutional Shares	39.17

(a)  Includes $4,105 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

USAA Growth Fund
Investment Income:
Dividends	$14,945
Interest	9
Securities lending (net of fees)	28
Total Income	14,982
Expenses:
Investment advisory fees	19,697
Administration fees — Fund Shares	3,028
Administration fees — Institutional Shares	1,231
Sub-Administration fees	56
Custodian fees	151
Transfer agent fees — Fund Shares	1,304
Transfer agent fees — Institutional Shares	1,231
Trustees' fees	58
Compliance fees	21
Legal and audit fees	66
State registration and filing fees	62
Interfund lending fees	2
Other expenses	259
Total Expenses	27,166
Net Investment Income (Loss)	(12,184)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	369,266
Net change in unrealized appreciation/depreciation on investment securities	569,910
Net realized/unrealized gains (losses) on investments	939,176
Change in net assets resulting from operations	$926,992

See notes to financial statements.

12

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Growth Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income (loss)	$(12,184)	$(4,054)
Net realized gains (losses) from investments	369,266	41,547
Net change in unrealized appreciation/depreciation on investments	569,910	535,104
Change in net assets resulting from operations	926,992	572,597
Distributions to Shareholders:
Fund Shares	(85,081)	(353,429)
Institutional Shares	(52,266)	(238,249)
Change in net assets resulting from distributions to shareholders	(137,347)	(591,678)
Change in net assets resulting from capital transactions	(243,688)	275,670
Change in net assets	545,957	256,589
Net Assets:
Beginning of period	3,016,858	2,760,269
End of period	$3,562,815	$3,016,858
Capital Transactions:
Fund Shares
Proceeds from shares issued	$122,264	$145,301
Distributions reinvested	83,901	347,843
Cost of shares redeemed	(313,290)	(334,706)
Total Fund Shares	$(107,125)	$158,438
Institutional Shares
Proceeds from shares issued	$68,924	$191,549
Distributions reinvested	52,208	238,149
Cost of shares redeemed	(257,695)	(312,466)
Total Institutional Shares	$(136,563)	$117,232
Change in net assets resulting from capital transactions	$(243,688)	$275,670
Share Transactions:
Fund Shares
Issued	3,519	5,347
Reinvested	2,483	13,475
Redeemed	(9,059)	(12,283)
Total Fund Shares	(3,057)	6,539
Institutional Shares
Issued	1,950	6,323
Reinvested	1,549	9,247
Redeemed	(7,520)	(11,815)
Total Institutional Shares	(4,021)	3,755
Change in Shares	(7,078)	10,294

See notes to financial statements.

13

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Growth Fund
Fund Shares
Year Ended:
July 31, 2021	$30.85	(0.13	)(b)	10.03	9.90	—	(1.48)
July 31, 2020	$31.54	(0.05	)(b)	6.18	6.13	(0.08)	(6.74)
July 31, 2019	$32.15	0.12		2.80	2.92	(0.09)	(3.44)
July 31, 2018	$28.65	0.07		4.18	4.25	(0.05)	(0.70)
July 31, 2017	$25.53	0.09		4.31	4.40	(0.05)	(1.23)
Institutional Shares
Year Ended:
July 31, 2021	$30.77	(0.13	)(b)	10.01	9.88	—	(1.48)
July 31, 2020	$31.47	(0.04	)(b)	6.16	6.12	(0.08)	(6.74)
July 31, 2019	$32.08	0.15		2.78	2.93	(0.10)	(3.44)
July 31, 2018	$28.59	0.09		4.18	4.27	(0.08)	(0.70)
July 31, 2017	$25.48	0.12		4.30	4.42	(0.08)	(1.23)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

14

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses**^		Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Growth Fund
Fund Shares
Year Ended:
July 31, 2021	(1.48)	$39.27	32.87%	0.84%		(0.38)%	0.84%		$2,224,130	40%
July 31, 2020	(6.82)	$30.85	23.71%	0.91%		(0.16)%	0.91%		$1,841,547	59%
July 31, 2019	(3.53)	$31.54	10.90%	0.90	%(c)	0.41%	0.90	%(c)	$1,676,470	70	%(d)
July 31, 2018	(0.75)	$32.15	14.99%	0.97	%(c)	0.33%	0.97	%(c)	$1,581,693	19%
July 31, 2017	(1.28)	$28.65	18.04%	1.09	%(c)	0.36%	1.09	%(c)	$1,375,305	17%
Institutional Shares
Year Ended:
July 31, 2021	(1.48)	$39.17	32.89%	0.83%		(0.36)%	0.83%		$1,338,685	40%
July 31, 2020	(6.82)	$30.77	23.75%	0.87%		(0.13)%	0.87%		$1,175,311	59%
July 31, 2019	(3.54)	$31.47	10.94%	0.85	%(c)	0.47%	0.85	%(c)	$1,083,799	70	%(d)
July 31, 2018	(0.78)	$32.08	15.07%	0.92	%(c)	0.39%	0.92	%(c)	$1,324,054	19%
July 31, 2017	(1.31)	$28.59	18.14%	1.01	%(c)	0.43%	1.01	%(c)	$1,299,751	17%

See notes to financial statements.

15

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Growth Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$3,515,257	$—	$—	$3,515,257
Collateral for Securities Loaned	4,238	—	—	4,238
Total	$3,519,495	$—	$—	$3,519,495

For the year ended July 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality, short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$4,105	$—	$4,238

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,268,641	$1,680,706

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of July 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.1%
USAA Cornerstone Equity Fund	0.3%
USAA Target Retirement Income Fund	0.5%
USAA Target Retirement 2030 Fund	1.7%
USAA Target Retirement 2040 Fund	2.7%
USAA Target Retirement 2050 Fund	1.8%
USAA Target Retirement 2060 Fund	0.2%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Growth Funds Index tracks the total return performance of the largest funds within the Lipper Large-Cap Growth Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to July 31, 2021, performance adjustments were $(875) and $(553) for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were (0.04)% and (0.04)% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. ("Loomis Sayles"), under which Loomis Sayles directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 0.92% and 0.88% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment. As of July 31, 2021, there are no amounts available to be repaid to the Adviser.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,384	22	0.63%	$10,650

*  For the year ended July 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(14,275)	$14,275

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021			Year Ended July 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$30,568	$106,779	$137,347	$35,629	$556,049	$591,678

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$58,014	$220,214	$278,228	$(8,070)	$1,850,696	$2,120,854

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and REITs/return of capital.

As of July 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,668,799	$1,895,620	$(44,924)	$1,850,696

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Growth Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

25

USAA Mutual Funds Trust	Supplemental Information July 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

26

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

27

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

28

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

29

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21- 7/31/21*	Hypothetical Expenses Paid During Period 2/1/21- 7/31/21*	Annualized Expense Ratio During Period 2/1/21- 7/31/21
Fund Shares	$1,000.00	$1,174.00	$1,020.63	$4.53	$4.21	0.84%
Institutional Shares	1,000.00	1,173.80	1,020.68	4.47	4.16	0.83%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
6%	15%	$34,228	$117,440

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

34

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23419-0921

JULY 31, 2021

Annual Report

USAA Growth & Income Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)	30
Trustees' and Officers' Information	30
Proxy Voting and Portfolio Holdings Information	36
Expense Examples	36
Additional Federal Income Tax Information	37
Liquidity Risk Management Program	38
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives and remember our collective spirit and perseverance. Markets endured this past

2

year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Growth & Income Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the U.S. Federal Reserve (the "Fed") and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period climbing from under 1% to 1.74%.

In the second quarter of 2021, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

During the last month of the reporting period, markets appeared to focus on the latest COVID-19 variant (delta) as rising infection numbers gave way to concerns around the reopening with mask mandates and other restrictions being reintroduced once again. During this time, large-cap growth names outperformed value and small-cap oriented securities.

•  How did the USAA Growth & Income Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended July 31, 2021, the Fund Shares, Institutional Shares, and Class A had total returns of 32.24%, 32.32%, and 32.04%, respectively. This compares to

4

USAA Mutual Funds Trust

USAA Growth & Income Fund (continued)

Managers' Commentary (continued)

returns of 38.73% for the Russell 3000® Index (the "Index") and 38.50% for the Lipper Multi-Cap Core Funds Index.

•  What strategies did you employ during the reporting period?

During the reporting period, the Fund recorded a positive return but underperformed the Index. Security selection detracted most from relative returns, while sector allocation also had a slight negative impact. In terms of stock selection, the Fund was harmed most by its holdings in the industrials, financials and health care sectors. On the other hand, stock selection in materials and consumer discretionary helped Fund performance.

Regarding sector allocations, the Fund's underweight in financials, which outperformed the index, hurt relative performance. The Fund's overweight to consumer discretionary was additive to performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Growth & Income Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	6/1/93	8/7/15	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Russell 3000 Index[1]	Lipper Multi-Cap Core Funds Index[2]
One Year	32.24%	32.32%	32.04%	24.44%	38.73%	38.50%
Five Year	14.51%	14.55%	14.21%	12.87%	17.36%	16.15%
Ten Year	12.62%	NA	12.32%	11.65%	15.16%	13.52%
Since Inception	NA	11.68%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Growth & Income Fund — Growth of $10,000

1The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Growth & Income Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital growth with a secondary investment objective of current income.

Top 10 Equity Holdings*:

July 31, 2021

(% of Net Assets)

Microsoft Corp.	6.7%
Apple, Inc.	5.0%
Alphabet, Inc. Class C	4.4%
Amazon.com, Inc.	2.6%
Facebook, Inc. Class A	2.4%
Visa, Inc. Class A	1.8%
Tesla, Inc.	1.6%
Twilio, Inc. Class A	1.6%
The Home Depot, Inc.	1.5%
Target Corp.	1.5%

Sector Allocation*

July 31, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.5%)
Communication Services (11.0%):
Activision Blizzard, Inc.	99,692	$8,337
Alphabet, Inc. Class C (a)	34,960	94,547
Comcast Corp. Class A	236,678	13,924
Facebook, Inc. Class A (a)	147,619	52,597
Omnicom Group, Inc.	172,102	12,532
Sirius XM Holdings, Inc. (b)	1,014,946	6,567
The Interpublic Group of Cos., Inc.	63,275	2,237
Twitter, Inc. (a)	311,633	21,736
Verizon Communications, Inc.	441,768	24,642
World Wrestling Entertainment, Inc. Class A	22,954	1,133
		238,252
Communications Equipment (1.6%):
Cisco Systems, Inc.	341,997	18,936
Juniper Networks, Inc.	110,834	3,119
Palo Alto Networks, Inc. (a)	31,594	12,608
		34,663
Consumer Discretionary (13.7%):
Amazon.com, Inc. (a)	16,555	55,088
Aptiv PLC (a)	121,418	20,259
Best Buy Co., Inc.	58,702	6,595
Booking Holdings, Inc. (a)	5,431	11,830
Caesars Entertainment, Inc. (a)	111,582	9,748
Chipotle Mexican Grill, Inc. (a)	8,945	16,668
Dollar General Corp.	65,724	15,290
Genuine Parts Co.	28,831	3,659
H&R Block, Inc.	46,721	1,147
Lennar Corp. Class A	39,838	4,189
Lowe's Cos., Inc.	36,131	6,962
NIKE, Inc. Class B	138,391	23,182
Target Corp.	122,648	32,017
Tesla, Inc. (a)	49,819	34,236
The Home Depot, Inc.	98,745	32,407
The TJX Cos., Inc.	157,885	10,864
Whirlpool Corp.	24,893	5,515
Williams-Sonoma, Inc.	18,919	2,870
		292,526
Consumer Staples (5.2%):
Altria Group, Inc.	74,249	3,567
Bunge Ltd.	18,755	1,456
Colgate-Palmolive Co.	109,024	8,667
Constellation Brands, Inc. Class A	62,056	13,922
Costco Wholesale Corp.	10,150	4,362
Freshpet, Inc. (a)	73,988	10,835
General Mills, Inc.	101,050	5,948
Ingredion, Inc.	30,254	2,657

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Kimberly-Clark Corp.	52,883	$7,177
Philip Morris International, Inc.	129,814	12,993
Sysco Corp.	55,730	4,135
The Clorox Co.	21,546	3,897
The Hershey Co.	15,518	2,776
The J.M. Smucker Co.	14,938	1,959
The Procter & Gamble Co.	68,708	9,773
Tyson Foods, Inc. Class A	81,797	5,845
Walgreens Boots Alliance, Inc.	115,389	5,441
Walmart, Inc.	38,814	5,532
		110,942
Electronic Equipment, Instruments & Components (0.3%):
CDW Corp.	13,931	2,554
Corning, Inc.	100,473	4,206
		6,760
Energy (1.6%):
Cabot Oil & Gas Corp.	308,964	4,943
Chevron Corp.	38,002	3,869
Devon Energy Corp.	135,983	3,514
EOG Resources, Inc.	159,985	11,657
Halliburton Co.	63,222	1,307
Phillips 66	102,627	7,536
		32,826
Financials (9.3%):
Aflac, Inc.	77,118	4,241
Ally Financial, Inc.	63,844	3,279
American Express Co.	13,213	2,253
American Financial Group, Inc.	33,289	4,211
Ameriprise Financial, Inc.	23,314	6,005
Annaly Capital Management, Inc.	780,911	6,630
Bank of America Corp.	242,426	9,300
BlackRock, Inc.	7,687	6,666
Brown & Brown, Inc.	23,680	1,288
Capital One Financial Corp.	18,191	2,941
Citizens Financial Group, Inc.	83,355	3,514
Comerica, Inc.	40,852	2,805
Commerce Bancshares, Inc.	7,104	502
Everest Re Group Ltd.	8,158	2,062
FactSet Research Systems, Inc.	8,640	3,087
Fidelity National Financial, Inc.	103,319	4,609
Fifth Third Bancorp	144,156	5,231
First Horizon Corp.	144,229	2,228
Huntington Bancshares, Inc.	378,381	5,328
Jefferies Financial Group, Inc.	64,069	2,126
JPMorgan Chase & Co.	184,968	28,075
KeyCorp	588,967	11,580
M&T Bank Corp.	22,655	3,032
Marsh & McLennan Cos., Inc.	24,368	3,587
See notes to financial statements.

9

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
MetLife, Inc.	77,401	$4,466
Morgan Stanley	35,454	3,403
Principal Financial Group, Inc.	23,266	1,446
Regions Financial Corp.	409,393	7,881
RenaissanceRe Holdings Ltd.	9,750	1,489
SEI Investments Co.	11,678	710
State Street Corp.	49,565	4,319
Synchrony Financial	94,695	4,453
T. Rowe Price Group, Inc.	44,765	9,139
The Allstate Corp.	65,879	8,568
The Goldman Sachs Group, Inc.	22,997	8,621
The Hanover Insurance Group, Inc.	18,949	2,575
The Hartford Financial Services Group, Inc.	30,565	1,945
The PNC Financial Services Group, Inc.	28,159	5,136
The Travelers Cos., Inc.	24,525	3,652
Western Alliance Bancorp	22,646	2,102
Zions Bancorp NA	85,436	4,455
		198,940
Health Care (13.2%):
Abbott Laboratories	25,948	3,139
Align Technology, Inc. (a)	22,551	15,691
AmerisourceBergen Corp.	13,155	1,607
Amgen, Inc.	30,844	7,450
Anthem, Inc.	12,159	4,669
Bristol-Myers Squibb Co.	83,577	5,672
Cardinal Health, Inc.	70,237	4,171
Cerner Corp.	34,346	2,761
Charles River Laboratories International, Inc. (a)	51,267	20,861
Chemed Corp.	2,476	1,179
Cigna Corp.	13,633	3,129
CVS Health Corp.	105,258	8,669
Danaher Corp.	11,141	3,314
DexCom, Inc. (a)	17,702	9,126
Eli Lilly & Co.	32,196	7,840
Fate Therapeutics, Inc. (a)	68,534	5,675
Gilead Sciences, Inc.	123,814	8,455
Horizon Therapeutics PLC (a)	83,177	8,319
Jazz Pharmaceuticals PLC (a)	88,669	15,032
Johnson & Johnson	123,697	21,300
McKesson Corp.	26,450	5,391
Medtronic PLC	38,645	5,074
Merck & Co., Inc.	138,284	10,630
PerkinElmer, Inc.	12,856	2,343
Pfizer, Inc.	262,572	11,241
Quest Diagnostics, Inc.	22,209	3,149
ResMed, Inc.	8,261	2,245
Thermo Fisher Scientific, Inc.	8,351	4,510
UnitedHealth Group, Inc.	75,485	31,116

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
West Pharmaceutical Services, Inc.	60,510	$24,915
Zoetis, Inc.	119,131	24,148
		282,821
Industrials (7.9%):
3M Co.	36,648	7,254
Carrier Global Corp.	91,191	5,039
Caterpillar, Inc.	17,614	3,642
Cintas Corp.	4,970	1,959
Cummins, Inc.	24,517	5,690
Deere & Co.	16,470	5,955
Eaton Corp. PLC	49,974	7,898
Emerson Electric Co.	51,929	5,239
Fastenal Co.	111,130	6,086
FedEx Corp.	13,818	3,868
Graco, Inc.	10,630	830
Huntington Ingalls Industries, Inc.	18,370	3,768
IDEX Corp.	43,579	9,880
IHS Markit Ltd.	72,802	8,506
Illinois Tool Works, Inc.	42,988	9,744
Johnson Controls International PLC	62,307	4,450
Knight-Swift Transportation Holdings, Inc.	33,858	1,682
Lennox International, Inc.	8,085	2,663
Lockheed Martin Corp.	20,759	7,716
ManpowerGroup, Inc.	33,685	3,994
Masco Corp.	50,266	3,001
Northrop Grumman Corp.	3,198	1,161
Old Dominion Freight Line, Inc.	9,039	2,433
PACCAR, Inc.	29,922	2,483
Robert Half International, Inc.	77,455	7,607
Rockwell Automation, Inc.	25,830	7,941
Snap-on, Inc.	16,951	3,695
The Toro Co.	25,302	2,878
Trane Technologies PLC	31,708	6,456
United Parcel Service, Inc. Class B	127,019	24,307
W.W. Grainger, Inc.	10,938	4,863
		172,688
IT Services (6.9%):
Accenture PLC Class A	13,933	4,426
Cognizant Technology Solutions Corp. Class A	47,085	3,462
Fiserv, Inc. (a)	168,909	19,443
Gartner, Inc. (a)	39,061	10,341
Mastercard, Inc. Class A	13,417	5,178
PayPal Holdings, Inc. (a)	72,491	19,973
Square, Inc. Class A (a)	42,600	10,533
The Western Union Co.	137,777	3,198
Twilio, Inc. Class A (a)	89,487	33,431
Visa, Inc. Class A	154,265	38,010
		147,995

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (2.2%):
Avery Dennison Corp.	9,872	$2,080
International Paper Co.	65,516	3,784
LyondellBasell Industries NV Class A	83,726	8,317
Nucor Corp.	25,808	2,685
Packaging Corp. of America	30,577	4,327
PPG Industries, Inc.	31,277	5,114
RPM International, Inc.	15,932	1,380
Steel Dynamics, Inc.	92,476	5,960
The Scotts Miracle-Gro Co.	29,986	5,306
The Sherwin-Williams Co.	23,252	6,767
Westrock Co.	16,671	820
		46,540
Real Estate (2.6%):
Alexandria Real Estate Equities, Inc.	12,453	2,507
AvalonBay Communities, Inc.	15,183	3,459
Boston Properties, Inc.	17,413	2,044
Equity Residential	29,687	2,498
Essex Property Trust, Inc.	8,145	2,672
Healthpeak Properties, Inc.	114,990	4,251
National Retail Properties, Inc.	38,358	1,875
Prologis, Inc.	20,811	2,665
Realty Income Corp.	40,739	2,864
Regency Centers Corp.	33,087	2,164
SBA Communications Corp.	35,948	12,258
Simon Property Group, Inc.	30,060	3,803
Ventas, Inc.	70,823	4,234
VICI Properties, Inc. (b)	182,914	5,705
Welltower, Inc.	42,140	3,660
		56,659
Semiconductors & Semiconductor Equipment (5.9%):
Advanced Micro Devices, Inc. (a)	163,298	17,341
Intel Corp.	264,484	14,208
Lam Research Corp.	26,562	16,931
Marvell Technology, Inc.	196,095	11,866
NVIDIA Corp.	138,490	27,003
QUALCOMM, Inc.	67,824	10,160
STMicroelectronics NV, NYS (b)	243,716	10,058
Texas Instruments, Inc.	101,372	19,324
		126,891
Software (9.9%):
Fair Isaac Corp. (a)	19,079	9,996
Microsoft Corp.	501,422	142,862
Oracle Corp.	24,589	2,143
RingCentral, Inc. Class A (a)	71,300	19,056
ServiceNow, Inc. (a)	29,986	17,628

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Synopsys, Inc. (a)	34,033	$9,801
Zoom Video Communications, Inc. Class A (a)	29,677	11,221
		212,707
Technology Hardware, Storage & Peripherals (5.6%):
Apple, Inc.	738,058	107,652
HP, Inc.	210,757	6,085
NetApp, Inc.	70,508	5,612
		119,349
Utilities (2.6%):
Ameren Corp.	22,321	1,873
CMS Energy Corp.	72,378	4,472
DTE Energy Co.	44,031	5,166
Duke Energy Corp.	50,823	5,342
Evergy, Inc.	71,495	4,663
Exelon Corp.	181,068	8,473
National Fuel Gas Co.	10,861	559
OGE Energy Corp.	73,600	2,484
Pinnacle West Capital Corp.	33,989	2,840
PPL Corp.	81,222	2,304
Public Service Enterprise Group, Inc.	71,861	4,472
The Southern Co.	99,728	6,370
UGI Corp.	54,100	2,488
WEC Energy Group, Inc.	42,469	3,998
Xcel Energy, Inc.	18,411	1,257
		56,761
Total Common Stocks (Cost $1,442,738)		2,137,320
Collateral for Securities Loaned^ (1.0%)
HSBC U.S. Government Money Market Fund I Shares, 0.03% (c)	5,756,958	5,757
Invesco Government & Agency Portfolio, Institutional Shares, 0.03% (c)	16,246,761	16,247
Total Collateral for Securities Loaned (Cost $22,004)		22,004
Total Investments (Cost $1,464,742) — 100.5%		2,159,324
Liabilities in excess of other assets — (0.5)%		(11,263)
NET ASSETS — 100.00%		$2,148,061

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on July 31, 2021.

NYS — New York Registered Shares

PLC — Public Limited Company

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Growth & Income Fund
Assets:
Investments, at value (Cost $1,464,742)	$2,159,324	(a)
Cash	10,660
Receivables:
Interest and dividends	1,385
Capital shares issued	527
Investments sold	15,162
From Adviser	10
Prepaid expenses	40
Total Assets	2,187,108
Liabilities:
Payables:
Collateral received on loaned securities	22,004
Investments purchased	14,362
Capital shares redeemed	1,159
Accrued expenses and other payables:
Investment advisory fees	1,013
Administration fees	264
Custodian fees	15
Transfer agent fees	148
Compliance fees	1
Trustees' fees	1
12b-1 fees	—	(b)
Other accrued expenses	80
Total Liabilities	39,047
Net Assets:
Capital	1,319,827
Total accumulated earnings/(loss)	828,234
Net Assets	$2,148,061
Net Assets
Fund Shares	$1,934,246
Institutional Shares	213,041
Class A	774
Total	$2,148,061
Shares (unlimited number of shares authorized with no par value):
Fund Shares	72,216
Institutional Shares	7,963
Class A	29
Total	80,208
Net asset value, offering and redemption price per share: (c)
Fund Shares	$26.78
Institutional Shares	26.75
Class A	26.69
Maximum Sales Charge — Class A	5.75%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$28.32

(a)  Includes $21,228 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

	USAA Growth & Income Fund
Investment Income:
Dividends	$28,395
Interest	3
Securities lending (net of fees)	26
Total Income	28,424
Expenses:
Investment advisory fees	10,944
Administration fees — Fund Shares	2,652
Administration fees — Institutional Shares	195
Administration fees — Class A	11
Sub-Administration fees	40
12b-1 fees — Class A	18
Custodian fees	82
Transfer agent fees — Fund Shares	1,414
Transfer agent fees — Institutional Shares	195
Transfer agent fees — Class A	7
Trustees' fees	58
Compliance fees	12
Legal and audit fees	64
State registration and filing fees	80
Interfund lending fees	—	(a)
Other expenses	172
Total Expenses	15,944
Expenses waived/reimbursed by Adviser	(29)
Net Expenses	15,915
Net Investment Income (Loss)	12,509
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	185,553
Net change in unrealized appreciation/depreciation on investment securities	351,183
Net realized/unrealized gains (losses) on investments	536,736
Change in net assets resulting from operations	$549,245

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Growth & Income Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income (loss)	$12,509	$18,467
Net realized gains (losses) from investments	185,553	(45,325)
Net change in unrealized appreciation/depreciation on investments	351,183	154,924
Change in net assets resulting from operations	549,245	128,066
Distributions to Shareholders:
Fund Shares	(13,267)	(343,128)
Institutional Shares	(1,508)	(35,438)
Class A	(44)	(2,079)
Change in net assets resulting from distributions to shareholders	(14,819)	(380,645)
Change in net assets resulting from capital transactions	(172,686)	190,818
Change in net assets	361,740	(61,761)
Net Assets:
Beginning of period	1,786,321	1,848,082
End of period	$2,148,061	$1,786,321
Capital Transactions:
Fund Shares
Proceeds from shares issued	$94,079	$68,003
Distributions reinvested	13,054	337,401
Cost of shares redeemed	(257,314)	(244,637)
Total Fund Shares	$(150,181)	$160,767
Institutional Shares
Proceeds from shares issued	$8,819	$6,128
Distributions reinvested	1,507	35,435
Cost of shares redeemed	(22,817)	(11,532)
Total Institutional Shares	$(12,491)	$30,031
Class A
Proceeds from shares issued	$200	$142
Distributions reinvested	2	104
Cost of shares redeemed	(10,216)	(226)
Total Class A	$(10,014)	$20
Change in net assets resulting from capital transactions	$(172,686)	$190,818

(continues on next page)

See notes to financial statements.

16

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Growth & Income Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
Share Transactions:
Fund Shares
Issued	3,934	3,423
Reinvested	579	16,949
Redeemed	(10,945)	(12,322)
Total Fund Shares	(6,432)	8,050
Institutional Shares
Issued	372	281
Reinvested	67	1,782
Redeemed	(953)	(561)
Total Institutional Shares	(514)	1,502
Class A
Issued	9	7
Reinvested	— (a)	5
Redeemed	(399)	(13)
Total Class A	(390)	(1)
Change in Shares	(7,336)	9,551

(a)  Rounds to less than 1 thousand shares.

See notes to financial statements.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Growth & Income Fund
Fund Shares
Year Ended:
July 31, 2021	$20.41	0.15	(b)	6.40	6.55	(0.18)	—
July 31, 2020	$23.70	0.22	(b)	1.45	1.67	(0.23)	(4.73)
July 31, 2019	$26.19	0.25		(0.24)	0.01	(0.24)	(2.26)
July 31, 2018	$24.25	0.19		3.03	3.22	(0.18)	(1.10)
July 31, 2017	$20.39	0.21		3.94	4.15	(0.22)	(0.07)
Institutional Shares
Year Ended:
July 31, 2021	$20.38	0.15	(b)	6.40	6.55	(0.18)	—
July 31, 2020	$23.68	0.23	(b)	1.44	1.67	(0.24)	(4.73)
July 31, 2019	$26.17	0.26		(0.24)	0.02	(0.25)	(2.26)
July 31, 2018	$24.23	0.20		3.03	3.23	(0.19)	(1.10)
July 31, 2017	$20.38	0.22		3.94	4.16	(0.24)	(0.07)
Class A
Year Ended:
July 31, 2021	$20.31	0.08	(b)	6.40	6.48	(0.10)	—
July 31, 2020	$23.61	0.16	(b)	1.45	1.61	(0.18)	(4.73)
July 31, 2019	$26.10	0.19		(0.25)	(0.06)	(0.17)	(2.26)
July 31, 2018	$24.17	0.12		3.02	3.14	(0.11)	(1.10)
July 31, 2017	$20.32	0.15		3.91	4.06	(0.14)	(0.07)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects increased trading activity due to current year transition or asset allocation shift.

(d)  Prior to December 1, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.85% of the Institutional Shares' average daily net assets.

(e)  Prior to December 1, 2017, AMCO voluntarily agreed to limit the annual expenses of Class A to 1.20% of the Class A average daily net assets.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses**^		Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Growth & Income Fund
Fund Shares
Year Ended:
July 31, 2021	(0.18)	$26.78	32.24%	0.81%		0.63%	0.81%	$1,934,246	62%
July 31, 2020	(4.96)	$20.41	7.81%	0.87%		1.05%	0.87%	$1,605,020	74%
July 31, 2019	(2.50)	$23.70	0.89%	0.88%		1.04%	0.88%	$1,673,033	93	%(c)
July 31, 2018	(1.28)	$26.19	13.59%	0.88%		0.80%	0.88%	$1,756,259	23%
July 31, 2017	(0.29)	$24.25	20.49%	0.91%		0.89%	0.91%	$1,605,220	21%
Institutional Shares
Year Ended:
July 31, 2021	(0.18)	$26.75	32.32%	0.79%		0.65%	0.79%	$213,041	62%
July 31, 2020	(4.97)	$20.38	7.86%	0.83%		1.09%	0.83%	$172,787	74%
July 31, 2019	(2.51)	$23.68	0.94%	0.83	%(d)	1.09%	0.83%	$165,137	93	%(c)
July 31, 2018	(1.29)	$26.17	13.66%	0.84%		0.85%	0.84%	$159,148	23%
July 31, 2017	(0.31)	$24.23	20.54%	0.85%		0.95%	0.85%	$139,866	21%
Class A
Year Ended:
July 31, 2021	(0.10)	$26.69	32.04%	1.09%		0.35%	1.49%	$774	62%
July 31, 2020	(4.91)	$20.31	7.52%	1.14%		0.79%	1.14%	$8,514	74%
July 31, 2019	(2.43)	$23.61	0.62%	1.15%		0.77%	1.23%	$9,912	93	%(c)
July 31, 2018	(1.21)	$26.10	13.28%	1.17	%(e)	0.52%	1.20%	$10,858	23%
July 31, 2017	(0.21)	$24.17	20.10%	1.20%		0.60%	1.24%	$9,987	21%

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Growth & Income Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,137,320	$—	$—	$2,137,320
Collateral for Securities Loaned	22,004	—	—	22,004
Total	$2,159,324	$—	$—	$2,159,324

For the year ended July 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality, short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$21,228	$—	$22,004

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees) realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,204,333	$1,379,992

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Multi-Cap Core Funds Index. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the largest funds within the Lipper Multi-Cap Core Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to July 31, 2021, performance adjustments were $(788), $(83), and $(4) for Fund Shares, Institutional Shares and Class A, in thousands, respectively. Performance adjustments were (0.04)%, (0.04)%, and (0.06)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended July 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended July 31, 2021, the Distributor received less than $1 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 0.88%, 0.84%, and 1.15% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of July 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2021.

Expires 2022	Expires 2024	Total
$4	$29	$33

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	1,568	8	0.56%	$2,557

*  For the year ended July 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(3,113)	$3,113

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021		Year Ended July 31, 2020
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$14,819	$14,819	$21,852	$358,793	$380,645

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$43,050	$99,660	$142,710	$685,524	$828,234

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of July 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

During the tax year ended July 31, 2021, the Fund utilized $38,434 thousand of short-term capital loss carryforwards.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,473,800	$706,039	$(20,515)	$685,524

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Growth & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Growth & Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

29

USAA Mutual Funds Trust	Supplemental Information July 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

34

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

35

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21- 7/31/21*	Hypothetical Expenses Paid During Period 2/1/21- 7/31/21*	Annualized Expense Ratio During Period 2/1/21- 7/31/21
Fund Shares	$1,000.00	$1,164.00	$1,020.83	$4.29	$4.01	0.80%
Institutional Shares	1,000.00	1,163.80	1,020.88	4.24	3.96	0.79%
Class A	1,000.00	1,163.70	1,019.44	5.79	5.41	1.08%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

36

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Qualified Interest Income	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
39%	53%	1%	$919	$2,195

37

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23431-0921

JULY 31, 2021

Annual Report

USAA Income Stock Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)	30
Trustees' and Officers' Information	30
Proxy Voting and Portfolio Holdings Information	36
Expense Examples	36
Additional Federal Income Tax Information	37
Liquidity Risk Management Program	38
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives and remember our collective spirit and perseverance. Markets endured this past

2

year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Income Stock Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the U.S. Federal Reserve (the "Fed") and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period climbing from under 1% to 1.74%.

In the second quarter of 2021, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

During the last month of the reporting period, markets appeared to focus on the latest COVID-19 variant (delta) as rising infection numbers gave way to concerns around the reopening with mask mandates and other restrictions being reintroduced once again. During this time, large-cap growth names outperformed value and small-cap oriented securities.

•  How did the USAA Income Stock Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and R6 Shares. For the reporting period ended July 31, 2021, the Fund Shares, Institutional Shares, and R6 Shares had a total return of 30.75%, 30.75%, and 34.71%, respectively. This compares to

4

USAA Mutual Funds Trust

USAA Income Stock Fund (continued)

Managers' Commentary (continued)

returns of 39.32% for the Russell 1000® Value Index (the "Index") and 33.16% for the Lipper Equity Income Funds Index.

•  What strategies did you employ during the reporting period?

The Fund underperformed the Index during the reporting period ended July 31, 2021. Relative to the Index, the Fund was hurt primarily by stock selection, while sector allocation also had a minor negative effect. Stock selection detracted the most in the industrials, financials and communication services sectors, which was slightly offset by positive stock selection in materials and information technology. From an allocation perspective, the Fund's performance was hurt by a slight overweight to the utilities sector, while an underweight to communication services had a positive effect.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Income Stock Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

	Fund Shares	Institutional Shares	R6 Shares
INCEPTION DATE	5/4/87	8/1/08	12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Russell 1000® Value Index[1]	Lipper Equity Income Funds Index[2]
One Year	30.75%	30.75%	34.71%	39.32%	33.16%
Five Year	10.46%	10.49%	NA	11.41%	11.86%
Ten Year	11.11%	11.18%	NA	12.08%	11.54%
Since Inception	NA	NA	11.97%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Income Stock Fund — Growth of $10,000

1The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Income Stock Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks current income with the prospect of increasing dividend income and the potential for capital appreciation.

Top 10 Equity Holdings*:

July 31, 2021

(% of Net Assets)

JPMorgan Chase & Co.	2.9%
Verizon Communications, Inc.	2.6%
UnitedHealth Group, Inc.	2.3%
Johnson & Johnson	2.2%
Texas Instruments, Inc.	2.0%
Cisco Systems, Inc.	2.0%
Target Corp.	1.7%
Microsoft Corp.	1.6%
Intel Corp.	1.5%
Comcast Corp. Class A	1.4%

Sector Allocation*

July 31, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.7%)
Communication Services (6.4%):
Comcast Corp. Class A	694,023	$40,829
Omnicom Group, Inc.	504,601	36,745
Sirius XM Holdings, Inc. (a)	2,976,180	19,256
The Interpublic Group of Cos., Inc.	185,522	6,560
Verizon Communications, Inc.	1,295,419	72,258
World Wrestling Entertainment, Inc. Class A	72,266	3,568
		179,216
Consumer Discretionary (6.2%):
Best Buy Co., Inc.	172,136	19,339
Dollar General Corp.	21,910	5,097
Genuine Parts Co.	84,545	10,730
H&R Block, Inc.	139,699	3,430
Lennar Corp. Class A	34,549	3,633
Lowe's Cos., Inc.	105,949	20,415
NIKE, Inc. Class B	47,085	7,887
Target Corp.	182,781	47,715
The Home Depot, Inc.	92,083	30,221
Whirlpool Corp.	72,995	16,171
Williams-Sonoma, Inc.	55,470	8,415
		173,053
Consumer Staples (8.9%):
Altria Group, Inc.	205,722	9,883
Bunge Ltd.	54,990	4,269
Colgate-Palmolive Co.	319,699	25,416
Costco Wholesale Corp.	29,765	12,791
General Mills, Inc.	296,315	17,441
Ingredion, Inc.	88,717	7,790
Kimberly-Clark Corp.	155,073	21,047
Philip Morris International, Inc.	380,662	38,100
Sysco Corp.	163,420	12,126
The Clorox Co.	63,576	11,500
The Hershey Co.	45,500	8,139
The J.M. Smucker Co.	43,800	5,743
The Procter & Gamble Co.	201,452	28,652
Tyson Foods, Inc. Class A	239,860	17,140
Walgreens Boots Alliance, Inc.	282,675	13,328
Walmart, Inc.	113,818	16,224
		249,589
Energy (3.3%):
Cabot Oil & Gas Corp.	905,877	14,494
Chevron Corp.	111,438	11,346
Devon Energy Corp.	380,854	9,841
EOG Resources, Inc.	469,135	34,181
Phillips 66	300,939	22,098
		91,960

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (19.6%):
Aflac, Inc.	226,138	$12,438
Ally Financial, Inc.	187,189	9,614
American Express Co.	38,748	6,608
American Financial Group, Inc.	97,618	12,348
Ameriprise Financial, Inc.	68,367	17,609
Annaly Capital Management, Inc.	2,658,648	22,572
Bank of America Corp.	710,787	27,266
BlackRock, Inc.	22,541	19,547
Brown & Brown, Inc.	74,551	4,056
Capital One Financial Corp.	53,337	8,625
Citizens Financial Group, Inc.	244,396	10,304
Comerica, Inc.	117,820	8,090
Commerce Bancshares, Inc.	21,243	1,503
Everest Re Group Ltd.	24,393	6,167
FactSet Research Systems, Inc.	25,333	9,051
Fidelity National Financial, Inc.	302,930	13,514
Fifth Third Bancorp	422,717	15,340
First Horizon Corp.	231,863	3,582
Huntington Bancshares, Inc.	708,301	9,973
Jefferies Financial Group, Inc.	107,665	3,573
JPMorgan Chase & Co.	542,392	82,325
KeyCorp	1,632,307	32,091
M&T Bank Corp.	28,761	3,850
Marsh & McLennan Cos., Inc.	71,456	10,520
MetLife, Inc.	226,939	13,094
Morgan Stanley	103,964	9,978
Principal Financial Group, Inc.	68,216	4,238
Regions Financial Corp.	1,107,966	21,328
SEI Investments Co.	34,918	2,123
State Street Corp.	145,342	12,665
Synchrony Financial	277,644	13,054
T. Rowe Price Group, Inc.	131,269	26,801
The Allstate Corp.	193,156	25,121
The Goldman Sachs Group, Inc.	67,438	25,281
The Hanover Insurance Group, Inc.	56,661	7,700
The Hartford Financial Services Group, Inc.	89,628	5,702
The PNC Financial Services Group, Inc.	82,573	15,062
The Travelers Cos., Inc.	51,996	7,743
Western Alliance Bancorp	32,271	2,995
Zions Bancorp NA	255,459	13,322
		556,773
Health Care (15.1%):
Abbott Laboratories	76,091	9,205
AmerisourceBergen Corp.	41,413	5,059
Amgen, Inc.	72,399	17,487
Anthem, Inc.	35,765	13,734
Bristol-Myers Squibb Co.	242,729	16,474
Cardinal Health, Inc.	205,962	12,230

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cerner Corp.	100,716	$8,097
Chemed Corp.	7,797	3,712
Cigna Corp.	9,084	2,085
CVS Health Corp.	292,572	24,096
Danaher Corp.	32,671	9,719
Eli Lilly & Co.	93,862	22,855
Gilead Sciences, Inc.	189,939	12,971
Johnson & Johnson	362,678	62,454
McKesson Corp.	62,339	12,707
Medtronic PLC	113,308	14,879
Merck & Co., Inc.	329,729	25,346
PerkinElmer, Inc.	31,681	5,773
Pfizer, Inc.	621,487	26,606
Quest Diagnostics, Inc.	65,127	9,235
ResMed, Inc.	26,010	7,070
Thermo Fisher Scientific, Inc.	24,490	13,225
UnitedHealth Group, Inc.	158,655	65,401
West Pharmaceutical Services, Inc.	23,370	9,622
Zoetis, Inc.	75,549	15,314
		425,356
Industrials (13.2%):
3M Co.	107,451	21,269
Caterpillar, Inc.	51,653	10,679
Cintas Corp.	15,469	6,098
Cummins, Inc.	71,883	16,684
Deere & Co.	48,298	17,464
Eaton Corp. PLC	146,543	23,161
Emerson Electric Co.	155,076	15,646
Fastenal Co.	325,873	17,848
FedEx Corp.	40,515	11,342
Graco, Inc.	31,786	2,482
Huntington Ingalls Industries, Inc.	54,824	11,246
Illinois Tool Works, Inc.	122,997	27,879
Johnson Controls International PLC	185,944	13,280
Knight-Swift Transportation Holdings, Inc.	105,375	5,236
Lennox International, Inc.	24,087	7,935
Lockheed Martin Corp.	60,874	22,625
ManpowerGroup, Inc.	100,528	11,921
Masco Corp.	147,398	8,801
Northrop Grumman Corp.	9,378	3,404
PACCAR, Inc.	87,731	7,281
Robert Half International, Inc.	227,127	22,306
Rockwell Automation, Inc.	76,187	23,421
Snap-on, Inc.	49,701	10,834
The Toro Co.	74,186	8,438
Trane Technologies PLC	92,979	18,932
United Parcel Service, Inc. Class B	77,356	14,803
W.W. Grainger, Inc.	32,075	14,260
		375,275
See notes to financial statements.

10

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (13.0%):
Accenture PLC Class A	40,857	$12,979
Apple, Inc.	239,826	34,981
Cisco Systems, Inc.	1,002,858	55,528
Cognizant Technology Solutions Corp. Class A	138,072	10,152
Corning, Inc.	294,584	12,331
HP, Inc.	617,935	17,840
Intel Corp.	775,561	41,663
Juniper Networks, Inc.	325,006	9,146
Mastercard, Inc. Class A	32,321	12,474
Microsoft Corp.	156,730	44,654
NetApp, Inc.	169,172	13,464
Oracle Corp.	72,095	6,282
QUALCOMM, Inc.	198,858	29,789
Texas Instruments, Inc.	297,221	56,657
The Western Union Co.	403,960	9,376
		367,316
Materials (4.0%):
Avery Dennison Corp.	28,947	6,099
International Paper Co.	143,875	8,310
LyondellBasell Industries NV Class A	245,483	24,384
Nucor Corp.	75,671	7,871
Packaging Corp. of America	89,663	12,687
PPG Industries, Inc.	91,705	14,995
RPM International, Inc.	50,157	4,343
Steel Dynamics, Inc.	271,173	17,477
The Scotts Miracle-Gro Co.	21,488	3,803
The Sherwin-Williams Co.	40,112	11,674
		111,643
Real Estate (4.5%):
Alexandria Real Estate Equities, Inc.	17,900	3,604
AvalonBay Communities, Inc.	47,254	10,766
Boston Properties, Inc.	54,820	6,435
Equity Residential	92,392	7,773
Essex Property Trust, Inc.	25,817	8,471
Healthpeak Properties, Inc.	337,149	12,464
National Retail Properties, Inc.	120,758	5,901
Prologis, Inc.	37,402	4,789
Realty Income Corp.	129,317	9,090
Regency Centers Corp.	62,035	4,058
Simon Property Group, Inc.	88,137	11,151
Ventas, Inc.	220,415	13,176
VICI Properties, Inc. (a)	536,301	16,728
Welltower, Inc.	132,572	11,515
		125,921
Utilities (5.5%):
Ameren Corp.	70,452	5,912
CMS Energy Corp.	118,029	7,293
DTE Energy Co.	129,117	15,148

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Duke Energy Corp.	149,031	$15,665
Evergy, Inc.	209,650	13,673
Exelon Corp.	530,956	24,849
National Fuel Gas Co.	32,477	1,670
OGE Energy Corp.	217,169	7,329
Pinnacle West Capital Corp.	99,668	8,327
PPL Corp.	238,174	6,757
Public Service Enterprise Group, Inc.	210,695	13,112
The Southern Co.	292,401	18,676
UGI Corp.	63,377	2,915
WEC Energy Group, Inc.	87,409	8,229
Xcel Energy, Inc.	53,981	3,684
		153,239
Total Common Stocks (Cost $2,154,998)		2,809,341
Collateral for Securities Loaned^ (1.0%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	185,662	186
HSBC U.S. Government Money Market Fund I Shares, 0.03% (b)	28,863,647	28,863
Total Collateral for Securities Loaned (Cost $29,049)		29,049
Total Investments (Cost $2,184,047) — 100.7%		2,838,390
Liabilities in excess of other assets — (0.7)%		(19,077)
NET ASSETS — 100.00%		$2,819,313

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rate disclosed is the daily yield on July 31, 2021.

PLC — Public Limited Company

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Income Stock Fund
Assets:
Investments, at value (Cost $2,184,047)	$2,838,390	(a)
Cash	11,888
Receivables:
Interest and dividends	3,928
Capital shares issued	550
Reclaims	454
From Adviser	21
Prepaid expenses	34
Total Assets	2,855,265
Liabilities:
Payables:
Collateral received on loaned securities	29,049
Investments purchased	4,040
Capital shares redeemed	1,150
Accrued expenses and other payables:
Investment advisory fees	1,105
Administration fees	313
Custodian fees	21
Transfer agent fees	182
Compliance fees	1
Trustees' fees	1
Other accrued expenses	90
Total Liabilities	35,952
Net Assets:
Capital	1,984,558
Total accumulated earnings/(loss)	834,755
Net Assets	$2,819,313
Net Assets
Fund Shares	$1,740,731
Institutional Shares	1,078,555
R6 Shares	27
Total	$2,819,313
Shares (unlimited number of shares authorized with no par value):
Fund Shares	86,255
Institutional Shares	53,521
R6 Shares	1
Total	139,777
Net asset value, offering and redemption price per share: (b)
Fund Shares	$20.18
Institutional Shares	20.15
R6 Shares	20.76

(a)  Includes $27,601 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

	USAA Income Stock Fund
Investment Income:
Dividends	$69,865
Interest	28
Securities lending (net of fees)	25
Total Income	69,918
Expenses:
Investment advisory fees	12,390
Administration fees — Fund Shares	2,415
Administration fees — Institutional Shares	1,076
Administration fees — R6 Shares	2
Sub-Administration fees	46
Custodian fees	117
Transfer agent fees — Fund Shares	1,097
Transfer agent fees — Institutional Shares	1,076
Transfer agent fees — R6 Shares	—	(a)
Trustees' fees	58
Compliance fees	17
Legal and audit fees	73
State registration and filing fees	72
Interfund lending fees	—	(a)
Other expenses	262
Total Expenses	18,701
Expenses waived/reimbursed by Adviser	(52)
Net Expenses	18,649
Net Investment Income (Loss)	51,269
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	268,859
Net change in unrealized appreciation/depreciation on investment securities	400,765
Net realized/unrealized gains (losses) on investments	669,624
Change in net assets resulting from operations	$720,893

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Income Stock Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income (loss)	$51,269	$60,379
Net realized gains (losses) from investments	268,859	(87,706)
Net change in unrealized appreciation/depreciation on investments	400,765	(77,836)
Change in net assets resulting from operations	720,893	(105,163)
Distributions to Shareholders:
Fund Shares	(30,164)	(306,762)
Institutional Shares	(20,309)	(189,116)
R6 Shares	(82)	(1,853)
Change in net assets resulting from distributions to shareholders	(50,555)	(497,731)
Change in net assets resulting from capital transactions	(371,084)	315,435
Change in net assets	299,254	(287,459)
Net Assets:
Beginning of period	2,520,059	2,807,518
End of period	$2,819,313	$2,520,059

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Income Stock Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$78,038	$121,878
Distributions reinvested	28,973	295,305
Cost of shares redeemed	(248,698)	(268,091)
Total Fund Shares	$(141,687)	$149,092
Institutional Shares
Proceeds from shares issued	$31,528	$189,037
Distributions reinvested	20,293	189,099
Cost of shares redeemed	(271,821)	(210,127)
Total Institutional Shares	$(220,000)	$168,009
R6 Shares
Proceeds from shares issued	$31	$972
Distributions reinvested	6	864
Cost of shares redeemed	(9,434)	(3,502)
Total R6 Shares	$(9,397)	$(1,666)
Change in net assets resulting from capital transactions	$(371,084)	$315,435
Share Transactions:
Fund Shares
Issued	4,259	7,293
Reinvested	1,633	16,913
Redeemed	(13,926)	(16,208)
Total Fund Shares	(8,034)	7,998
Institutional Shares
Issued	1,763	12,032
Reinvested	1,148	10,855
Redeemed	(14,897)	(12,464)
Total Institutional Shares	(11,986)	10,423
R6 Shares
Issued	2	57
Reinvested	— (a)	49
Redeemed	(529)	(187)
Total R6 Shares	(527)	(81)
Change in Shares	(20,547)	18,340

(a)  Rounds to less than 1 thousand shares.

See notes to financial statements.

16

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17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Income Stock Fund
Fund Shares
Year Ended:
July 31, 2021	$15.73	0.34	(d)	4.45	4.79	(0.33)	(0.01)
July 31, 2020	$19.78	0.40	(d)	(0.87)	(0.47)	(0.36)	(3.22)
July 31, 2019	$20.24	0.43		0.70	1.13	(0.44)	(1.15)
July 31, 2018	$19.68	0.40		1.74	2.14	(0.40)	(1.18)
July 31, 2017	$18.18	0.42		1.51	1.93	(0.43)	—
Institutional Shares
Year Ended:
July 31, 2021	$15.71	0.34	(d)	4.44	4.78	(0.33)	(0.01)
July 31, 2020	$19.76	0.40	(d)	(0.86)	(0.46)	(0.37)	(3.22)
July 31, 2019	$20.22	0.43		0.70	1.13	(0.44)	(1.15)
July 31, 2018	$19.66	0.41		1.73	2.14	(0.40)	(1.18)
July 31, 2017	$18.16	0.43		1.50	1.93	(0.43)	—
R6 Shares
Year Ended:
July 31, 2021	$15.72	0.35	(d)	5.05	5.40	(0.35)	(0.01)
July 31, 2020	$19.77	0.42	(d)	(0.87)	(0.45)	(0.38)	(3.22)
July 31, 2019	$20.23	0.45		0.69	1.14	(0.45)	(1.15)
July 31, 2018	$19.67	0.47		1.69	2.16	(0.42)	(1.18)
December 1, 2016 (g) through July 31, 2017	$18.17	0.27		1.60	1.87	(0.37)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Reflects increased trading activity due to current year transition or asset allocation shift.

(f)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

(g)  Commencement of operations.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*(a)	Net Expenses**^(b)		Net Investment Income (Loss)(b)	Gross Expenses(b)		Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Income Stock Fund
Fund Shares
Year Ended:
July 31, 2021	(0.34)	$20.18	30.75%	0.70%		1.90%	0.70%		$1,740,731	53%
July 31, 2020	(3.58)	$15.73	(3.84)%	0.74%		2.31%	0.74%		$1,482,959	64%
July 31, 2019	(1.59)	$19.78	6.26%	0.75%		2.44%	0.75%		$1,707,034	86	%(e)
July 31, 2018	(1.58)	$20.24	11.16%	0.76	%(f)	2.19%	0.76	%(f)	$1,713,558	23%
July 31, 2017	(0.43)	$19.68	10.71%	0.77	%(f)	2.24%	0.77	%(f)	$1,651,374	23%
Institutional Shares
Year Ended:
July 31, 2021	(0.34)	$20.15	30.75%	0.68%		1.91%	0.69%		$1,078,555	53%
July 31, 2020	(3.59)	$15.71	(3.81)%	0.72%		2.34%	0.72%		$1,028,803	64%
July 31, 2019	(1.59)	$19.76	6.30%	0.73%		2.47%	0.73%		$1,088,446	86	%(e)
July 31, 2018	(1.58)	$20.22	11.21%	0.72	%(f)	2.22%	0.72	%(f)	$1,034,842	23%
July 31, 2017	(0.43)	$19.66	10.76%	0.73	%(f)	2.30%	0.73	%(f)	$1,097,164	23%
R6 Shares
Year Ended:
July 31, 2021	(0.36)	$20.76	34.71%	0.56%		2.02%	0.94%		$27	53%
July 31, 2020	(3.60)	$15.72	(3.77)%	0.65%		2.40%	0.72%		$8,297	64%
July 31, 2019	(1.60)	$19.77	6.37%	0.65%		2.54%	0.73%		$12,038	86	%(e)
July 31, 2018	(1.60)	$20.23	11.31%	0.65	%(f)	2.33%	0.90	%(f)	$12,746	23%
December 1, 2016 (g) through July 31, 2017	(0.37)	$19.67	10.36%	0.65	%(f)	2.13%	1.24	%(f)	$5,412	23%

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Income Stock Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,809,341	$—	$—	$2,809,341
Collateral for Securities Loaned	29,049	—	—	29,049
Total	$2,838,390	$—	$—	$2,838,390

For the year ended July 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality, short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$27,601	$—	$29,049

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,403,927	$1,774,258

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of July 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.1%
USAA Cornerstone Equity Fund	0.4%
USAA Target Retirement Income Fund	0.3%
USAA Target Retirement 2030 Fund	1.1%
USAA Target Retirement 2040 Fund	1.5%
USAA Target Retirement 2050 Fund	1.1%
USAA Target Retirement 2060 Fund	0.2%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Equity Income Funds Index. The Lipper Equity Income Funds Index tracks the total return performance of the largest funds within the Lipper Equity Income Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to July 31, 2021, performance adjustments were $(649), $(409), and $(3) for Fund Shares, Institutional Shares and R6 Shares in thousands, respectively. Performance adjustments were (0.04)%, (0.04)%, and (0.09)% for Fund Shares, Institutional Shares, and R6 Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares and R6 Shares, respectively. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 0.76%, 0.72% and 0.65% for Fund Shares, Institutional Shares and R6 Shares, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

(b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of July 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$4	$21	$52	$77

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,432	5	0.59%	$4,849

*  For the year ended July 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(6,270)	$6,270

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021		Year Ended July 31, 2020
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$50,555	$50,555	$63,972	$433,759	$497,731

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$20,096	$160,702	$180,798	$653,957	$834,755

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and return of capital.

As of July 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

During the tax year ended July 31, 2021, the Fund utilized $83,510 thousand of short-term capital loss carryforwards.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,184,433	$673,776	$(19,819)	$653,957

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Income Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Income Stock Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

29

USAA Mutual Funds Trust	Supplemental Information July 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

34

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

35

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21- 7/31/21*	Hypothetical Expenses Paid During Period 2/1/21- 7/31/21*	Annualized Expense Ratio During Period 2/1/21- 7/31/21
Fund Shares	$1,000.00	$1,182.20	$1,021.32	$3.79	$3.51	0.70%
Institutional Shares	1,000.00	1,182.60	1,021.42	3.68	3.41	0.68%
R6 Shares	1,000.00	1,217.40	1,022.22	2.86	2.61	0.52%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

36

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
56%	96%	$2,454	$5,723

37

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23421-0921

JULY 31, 2021

Annual Report

USAA Science & Technology Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Supplemental Information (Unaudited)	36
Trustees' and Officers' Information	36
Proxy Voting and Portfolio Holdings Information	42
Expense Examples	42
Additional Federal Income Tax Information	43
Liquidity Risk Management Program	44
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives and remember our collective spirit and perseverance. Markets endured this past

2

year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Science & Technology Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the U.S. Federal Reserve (the "Fed") and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period climbing from under 1% to 1.74%.

In the second quarter of 2021, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

During the last month of the reporting period, markets appeared to focus on the latest COVID-19 variant (delta) as rising infection numbers gave way to concerns around the reopening with mask mandates and other restrictions being reintroduced once again. During this time, large-cap growth names outperformed value and small-cap oriented securities.

•  How did the USAA Science & Technology Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Class A. For the reporting period ended July 31, 2021, the Fund Shares and Class A had total returns of 33.71% and 33.31%, respectively. This compares to returns of 36.45% for the S&P 500® Index, 40.38% for the S&P North American Technology Index, 27.77% for the S&P Composite 1500 Health Care Index, and 45.19% for the Lipper Science & Technology Funds Index.

4

USAA Mutual Funds Trust

USAA Science & Technology Fund (continued)

Managers' Commentary (continued)

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Wellington Management Company LLP is an external subadviser to the Fund, while RS Investments Growth is a VCM investment franchise that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchises.

•  What strategies did you employ during the reporting period?

The Fund had strong positive returns for the reporting period ended July 31, 2021. Overall, stock selection in health care had the largest positive effect on relative performance, while individual stock selection in information technology detracted from Fund performance. On the other hand, the overall allocation in information technology had a positive effect on Fund performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Science & Technology Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

	Fund Shares	Class A
INCEPTION DATE	8/1/97	8/2/10
	Net Asset Value	Net Asset Value	Maximum Offering Price	S&P 500® Index[1]	S&P North American Technology Index[2]	S&P Composite 1500 Health Care Index[3]	Lipper Science & Technology Funds Index[4]
One Year	33.71%	33.31%	25.64%	36.45%	40.38%	27.77%	45.19%
Five Year	24.13%	23.79%	22.34%	17.35%	29.80%	14.43%	27.24%
Ten Year	20.30%	20.00%	19.29%	15.35%	22.34%	16.88%	19.60%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Science & Technology Fund — Growth of $10,000

1The broad-based composite S&P 500® Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P North American Technology Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification System (GICS®) technology sector and internet retail sub-industry. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The S&P Composite 1500 Health Care Index comprises U.S. traded stocks that are members of either the S&P Total Market Index (TMI) or the S&P/TSX Composite Index, and are classified within the health care sector of the GICS®. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

4The Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Science & Technology Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term capital appreciation.

Top 10 Equity Holdings*:

July 31, 2021

(% of Net Assets)

Microsoft Corp.	5.9%
Amazon.com, Inc.	4.2%
RingCentral, Inc. Class A	3.1%
Facebook, Inc. Class A	2.5%
Wix.com Ltd.	2.3%
Alphabet, Inc. Class A	2.2%
Twilio, Inc. Class A	2.1%
Marvell Technology, Inc.	2.1%
Lam Research Corp.	1.9%
Visa, Inc. Class A	1.6%

Sector Allocation*

July 31, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.5%)
Australia (0.1%):
Health Care (0.1%):
Opthea Ltd., ADR (a)	332,567	$2,188
Belgium (0.0%): (b)
Health Care (0.0%):
UCB SA	2,680	290
Brazil (0.4%):
Consumer Discretionary (0.3%):
Arco Platform Ltd. Class A (a)	196,980	5,732
Health Care (0.0%): (b)
Hypera SA	35,300	242
Notre Dame Intermedica Participacoes SA	12,400	190
		432
Information Technology (0.1%):
StoneCo Ltd. Class A (a)	36,934	2,174
		8,338
Canada (0.8%):
Health Care (0.3%):
Fusion Pharmaceuticals, Inc. (a)	486,522	3,965
Zymeworks, Inc. (a) (c)	83,124	2,668
		6,633
Information Technology (0.5%):
Shopify, Inc. Class A (a)	6,798	10,196
		16,829
Cayman Islands (0.0%): (b)
Health Care (0.0%):
Theravance BioPharma, Inc. (a)	4,178	54
China (0.3%):
Communication Services (0.1%):
Tencent Holdings Ltd.	49,360	2,977
Health Care (0.2%):
Connect BioPharma Holdings Ltd., ADR (a)	12,515	276
Everest Medicines Ltd. (a) (d)	28,000	213
Gracell Biotechnologies, Inc., ADR (a) (c)	150,144	1,866
InnoCare Pharma Ltd. (a) (d)	82,000	271
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	72,000	129
Venus MedTech Hangzhou, Inc. Class H (a) (d)	17,000	107
Wuxi AppTec Co. Ltd. Class H (d)	11,276	250
Zai Lab Ltd. (a)	200	28

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Zai Lab Ltd., ADR (a)	4,420	$639
		3,779
		6,756
Denmark (0.0%): (b)
Health Care (0.0%):
Ascendis Pharma A/S, ADR (a)	1,720	203
Genmab A/S (a)	584	264
Zealand Pharma A/S, ADR (a) (c)	1,492	45
		512
Germany (0.1%):
Consumer Discretionary (0.1%):
Auto1 Group Se (a) (d)	41,025	2,009
Hong Kong (0.0%): (b)
Health Care (0.0%):
CSPC Pharmaceutical Group Ltd.	26,000	35
Hutchison China Meditech Ltd., ADR (a)	2,334	98
Hutchmed China Ltd. (a)	460	5
		138
Israel (2.3%):
Information Technology (2.3%):
Wix.com Ltd. (a)	155,580	46,463
Italy (0.0%): (b)
Health Care (0.0%):
Stevanato Group SpA (a)	3,900	79
Japan (0.6%):
Health Care (0.3%):
Astellas Pharma, Inc.	21,500	343
Daiichi Sankyo Co. Ltd.	18,550	368
Eisai Co. Ltd.	4,815	396
Hoya Corp.	28,800	4,066
Kyowa Kirin Co. Ltd.	3,500	114
Nippon Shinyaku Co. Ltd.	1,600	120
Ono Pharmaceutical Co. Ltd.	10,730	245
		5,652
Information Technology (0.3%):
Sansan, Inc. (a)	26,400	2,159
Taiyo Yuden Co. Ltd.	99,600	5,112
		7,271
		12,923
Jersey (0.2%):
Health Care (0.2%):
Novocure Ltd. (a)	24,558	3,782

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Korea, Republic Of (0.4%):
Information Technology (0.4%):
Koh Young Technology, Inc.	153,630	$3,268
SK Hynix, Inc.	38,182	3,738
		7,006
Netherlands (1.7%):
Health Care (0.2%):
Argenx SE, ADR (a)	444	135
Koninklijke Philips NV	7,065	326
Merus NV (a) (c)	117,924	2,028
		2,489
Information Technology (1.5%):
ASML Holding NV	7,697	5,883
BE Semiconductor Industries NV	91,263	8,008
STMicroelectronics NV, NYS (c)	410,438	16,939
		30,830
		33,319
Singapore (0.3%):
Information Technology (0.3%):
Flex Ltd. (a)	321,223	5,772
Switzerland (0.0%): (b)
Health Care (0.0%):
Novartis AG Registered Shares	2,398	222
Roche Holding AG	309	119
Tecan Group AG Class R	392	226
		567
Taiwan (0.3%):
Information Technology (0.3%):
Globalwafers Co. Ltd.	197,800	6,011
United Kingdom (1.3%):
Consumer Discretionary (0.5%):
Farfetch Ltd. Class A (a)	150,149	7,525
Trainline PLC (a) (d)	710,181	3,348
		10,873
Health Care (0.8%):
Abcam PLC (a)	1,343	25
AstraZeneca PLC, ADR	19,290	1,104
Bicycle Therapeutics PLC, ADR (a)	225,329	7,121
Compass Pathways PLC, ADR (a)	169,078	5,999
ConvaTec Group PLC (d)	47,164	155
Freeline Therapeutics Holdings PLC, ADR (a)	8,785	42
Genus PLC	3,161	242
Hikma Pharmaceuticals PLC	2,309	85

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Myovant Sciences Ltd. (a) (c)	4,947	$102
Smith & Nephew PLC	12,710	259
		15,134
		26,007
United States (87.7%):
Communication Services (9.7%):
Alphabet, Inc. Class A (a)	16,629	44,807
Chicken Soup For The Soul Entertainment, Inc. (a)	222,549	7,985
Electronic Arts, Inc.	44,927	6,468
Facebook, Inc. Class A (a)	142,313	50,706
IAC/InterActiveCorp. (a)	55,877	7,671
Match Group, Inc. (a)	161,101	25,659
Snap, Inc. Class A (a)	97,396	7,248
Take-Two Interactive Software, Inc. (a)	78,661	13,642
Twitter, Inc. (a)	408,447	28,489
Vimeo, Inc. (a)	90,716	4,064
		196,739
Consumer Discretionary (6.9%):
Airbnb, Inc. Class A (a)	32,435	4,671
Amazon.com, Inc. (a)	25,360	84,388
Booking Holdings, Inc. (a)	7,428	16,180
Chegg, Inc. (a)	148,648	13,175
Duolingo, Inc. (a)	1,200	168
Etsy, Inc. (a)	17,148	3,147
Roku, Inc. (a)	39,337	16,848
Shutterstock, Inc.	23,540	2,554
		141,131
Financials (1.0%):
DA32 Life Science Tech Acquisition Corp. Class A (a)	917,818	9,178
MedTech Acquisition Corp. (a)	9,156	91
Omega Alpha SPAC Class A (a)	344,839	3,387
Orion Acquisition Corp. (a)	2,790	28
Oscar Health, Inc. Class A (a)	5,913	100
Panacea Acquisition Corp. II (a) (e)	710,663	7,071
		19,855
Health Care (21.9%):
10X Genomics, Inc. Class A (a)	68,092	12,477
89bio, Inc. (a)	4,344	68
Abbott Laboratories	5,782	700
Absci Corp. (a)	233,830	6,659
Aclaris Therapeutics, Inc. (a) (c)	8,505	127
AdaptHealth Corp. (a)	4,997	112
Agilon Health, Inc. (a)	1,362	50
Akero Therapeutics, Inc. (a) (c)	3,455	74
Akouos, Inc. (a) (c)	98,197	1,067
Albireo Pharma, Inc. (a)	70,442	2,015
Align Technology, Inc. (a)	868	604

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Aligos Therapeutics, Inc. (a)	7,621	$111
Allogene Therapeutics, Inc. (a)	115,048	2,525
Alnylam Pharmaceuticals, Inc. (a)	2,290	410
Alpha Teknova, Inc. (a)	210,830	4,685
ALX Oncology Holdings, Inc. (a)	400	23
Amicus Therapeutics, Inc. (a)	10,600	98
Angion Biomedica Corp. (a)	190,218	2,022
Apellis Pharmaceuticals, Inc. (a)	221,553	14,177
Arena Pharmaceuticals, Inc. (a)	4,880	302
Aveanna Healthcare Holdings, Inc. (a)	10,371	107
Avidity Biosciences, Inc. (a)	196,278	3,790
Baxter International, Inc.	6,853	530
Beam Therapeutics, Inc. (a) (c)	96,680	8,895
Becton, Dickinson & Co.	3,668	938
Berkeley Lights, Inc. (a) (c)	208,782	9,516
Better Therapeutics PIPE (a) (e) (f) (g) (k) (l) (n)	924,000	8,954
BioAtla, Inc. (a)	4,333	178
BioLife Solutions, Inc. (a)	166,376	7,803
Bio-Techne Corp.	501	242
bluebird bio, Inc. (a)	276,835	7,034
Blueprint Medicines Corp. (a)	1,100	97
Boston Scientific Corp. (a)	30,576	1,394
Bristol-Myers Squibb Co.	21,211	1,440
Butterfly Network, Inc. (a) (c)	998,625	10,725
Caribou Biosciences, Inc. (a) (c)	330,545	5,355
Celcuity, Inc. (a) (c)	215,997	4,255
Celldex Therapeutics, Inc. (a)	4,378	192
Centene Corp. (a)	8,104	556
Codiak Biosciences, Inc. (a) (c)	319,954	5,535
Crinetics Pharmaceuticals, Inc. (a)	343,184	6,170
CryoPort, Inc. (a)	195,109	12,042
Cullinan Oncology, Inc. (a)	81,733	1,874
CytomX Therapeutics, Inc. (a) (o)	511,979	2,770
Danaher Corp.	5,501	1,637
DermTech, Inc. (a) (c)	334,239	11,250
Dyne Therapeutics, Inc. (a)	7,312	132
Editas Medicine, Inc. (a) (c)	91,703	3,839
Edwards Lifesciences Corp. (a)	11,039	1,239
Elanco Animal Health, Inc. (a)	4,600	168
Eli Lilly & Co.	9,465	2,305
Encompass Health Corp.	4,968	414
Equillium, Inc. (a)	798,393	4,327
Exact Sciences Corp. (a)	1,656	179
Exagen, Inc. (a)	54,583	651
Fate Therapeutics, Inc. (a)	172,528	14,285
Generation Bio Co. (a)	205,921	4,477
Haemonetics Corp. (a)	1,848	112
Halozyme Therapeutics, Inc. (a)	104,364	4,313
HCA Healthcare, Inc.	4,197	1,042
Hologic, Inc. (a)	5,199	390

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Humana, Inc.	2,136	$910
IGM Biosciences, Inc. (a) (c)	52,864	3,595
Ikena Oncology, Inc. (a) (c)	230,552	2,285
Illumina, Inc. (a)	1,522	755
ImmunoGen, Inc. (a)	31,156	175
Impel Neuropharma, Inc. (a) (c)	307,689	4,326
Inari Medical, Inc. (a)	1,064	96
Inhibrx, Inc. (a) (c)	163,387	4,650
Insulet Corp. (a)	1,110	310
Integra LifeSciences Holdings Corp. (a)	2,813	204
Intellia Therapeutics, Inc. (a)	107,148	15,199
Intuitive Surgical, Inc. (a)	829	822
Invitae Corp. (a) (c)	104,609	2,928
Iovance Biotherapeutics, Inc. (a)	859,900	19,150
iRhythm Technologies, Inc. (a)	3,279	168
Ironwood Pharmaceuticals, Inc. (a)	19,625	260
Kezar Life Sciences, Inc. (a)	932,470	4,541
Kinnate Biopharma, Inc. (a)	240,709	5,195
Kodiak Sciences, Inc. (a)	2,612	219
Kymera Therapeutics, Inc. (a)	3,864	233
Laboratory Corp. of America Holdings (a)	1,520	450
LHC Group, Inc. (a)	1,080	232
Lyell Immunopharma, Inc. (a) (c)	502,222	7,282
MacroGenics, Inc. (a)	385,462	9,621
Madrigal Pharmaceuticals, Inc. (a)	2,337	204
Marinus Pharmaceuticals, Inc. (a) (c)	382,164	5,618
Marker Therapeutics, Inc. (a)	2,378,629	4,971
Masimo Corp. (a)	435	118
Matinas BioPharma Holdings, Inc. (a) (c)	1,814,227	1,281
Mirati Therapeutics, Inc. (a)	1,318	211
Molina Healthcare, Inc. (a)	1,355	370
NanoString Technologies, Inc. (a)	2,864	177
NeoGenomics, Inc. (a) (k)	170,162	7,844
Nurix Therapeutics, Inc. (a)	7,791	240
Nuvalent, Inc. (a)	255,850	4,669
NuVasive, Inc. (a)	1,142	73
Nuvation Bio, Inc. (a) (c)	494,487	4,272
Omega Therapeutics, Inc. (a)	255,850	4,094
ORIC Pharmaceuticals, Inc. (a)	308,357	5,134
Owens & Minor, Inc.	5,537	256
Oyster Point Pharma, Inc. (a) (c)	5,158	74
Pfizer, Inc.	53,854	2,305
PhaseBio Pharmaceuticals, Inc. (a) (c)	43,735	154
PMV Pharmaceuticals, Inc. (a) (c)	132,175	4,495
Point Biopharma Global, Inc. (a) (c)	1,908	16
Protagonist Therapeutics, Inc. (a)	155,450	7,684
Quanterix Corp. (a)	167,777	8,917
Quidel Corp. (a)	1,477	209
Radius Health, Inc. (a)	3,086	47
Rain Therapeutics, Inc. (a) (c)	282,600	4,705
See notes to financial statements.

13

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Regulus Therapeutics, Inc. (a) (c) (m)	6,270,099	$4,414
Replimune Group, Inc. (a)	146,256	4,787
Revance Therapeutics, Inc. (a)	6,143	179
REVOLUTION Medicines, Inc. (a)	2,141	61
Rubius Therapeutics, Inc. (a)	261,639	5,623
Sage Therapeutics, Inc. (a)	2,221	97
Scholar Rock Holding Corp. (a)	110,272	3,446
Science 37, Inc. PIPE (a) (e) (f) (g) (k) (l) (n)	621,680	5,862
Seagen, Inc. (a)	3,334	511
Shattuck Labs, Inc. (a) (c)	240,697	5,305
Silverback Therapeutics, Inc. (a) (c)	70,072	2,122
Singular Genomics Systems, Inc. (a)	448,824	8,101
SpringWorks Therapeutics, Inc. (a)	176,083	15,090
Stoke Therapeutics, Inc. (a)	71,685	2,052
Surface Oncology, Inc. (a) (c)	828,726	4,981
Sutro Biopharma, Inc. (a)	220,577	3,756
Syneos Health, Inc. (a)	7,836	703
Teleflex, Inc.	1,452	577
Thermo Fisher Scientific, Inc.	906	489
Twist Bioscience Corp. (a)	47,234	5,812
UnitedHealth Group, Inc.	8,788	3,623
Veeva Systems, Inc. Class A (a)	36,833	12,255
Veracyte, Inc. (a)	1,900	85
Verve Therapeutics, Inc. (a)	3,713	221
VistaGen Therapeutics, Inc. (a) (c)	1,188,841	3,162
Zoetis, Inc.	4,801	973
		445,489
Information Technology (48.0%):
908 Devices, Inc. (a)	78,089	2,440
Adobe, Inc. (a)	8,740	5,433
Advanced Micro Devices, Inc. (a)	184,615	19,604
Ambarella, Inc. (a)	146,250	14,404
Applied Materials, Inc.	141,507	19,801
Arista Networks, Inc. (a)	14,430	5,489
Avalara, Inc. (a)	33,701	5,634
Avaya Holdings Corp. (a)	608,478	14,737
Ceridian HCM Holding, Inc. (a)	36,408	3,582
Cognizant Technology Solutions Corp. Class A	15,480	1,138
Corning, Inc.	154,292	6,459
Coupa Software, Inc. (a)	43,257	9,387
DocuSign, Inc. (a)	88,991	26,523
Dolby Laboratories, Inc. Class A	175,250	17,017
Domo, Inc. Class B (a)	220,539	19,480
Dropbox, Inc. Class A (a)	503,291	15,849
F5 Networks, Inc. (a)	19,586	4,045
Fair Isaac Corp. (a)	25,659	13,443
FleetCor Technologies, Inc. (a)	26,523	6,849
Genpact Ltd.	183,908	9,160
Global Payments, Inc.	84,354	16,315
GoDaddy, Inc. Class A (a)	191,815	16,084

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Guidewire Software, Inc. (a)	54,496	$6,278
Ichor Holdings Ltd. (a)	333,133	17,180
Impinj, Inc. (a)	71,911	3,308
KLA Corp.	30,100	10,480
Lam Research Corp.	61,214	39,018
Lattice Semiconductor Corp. (a)	558,580	31,699
Lumentum Holdings, Inc. (a)	19,312	1,622
MACOM Technology Solutions Holdings, Inc. (a)	494,147	30,499
Marvell Technology, Inc.	691,506	41,843
Micron Technology, Inc. (a)	108,848	8,444
Microsoft Corp. (o)	418,194	119,148
MKS Instruments, Inc.	133,641	20,907
Monolithic Power Systems, Inc.	36,010	16,178
NVIDIA Corp.	145,868	28,443
Paycom Software, Inc. (a)	47,623	19,049
PayPal Holdings, Inc. (a)	119,712	32,984
Rapid7, Inc. (a)	40,335	4,588
RingCentral, Inc. Class A (a)	234,236	62,604
salesforce.com, Inc. (a)	77,980	18,866
SentinelOne, Inc. Class A (a)	29,206	1,440
ServiceNow, Inc. (a) (o)	55,726	32,761
SiTime Corp. (a)	116,066	15,743
Skyworks Solutions, Inc.	28,859	5,325
Snowflake, Inc. Class A (a)	9,840	2,615
Square, Inc. Class A (a)	23,564	5,826
Teradyne, Inc.	41,581	5,281
Texas Instruments, Inc.	25,147	4,793
Twilio, Inc. Class A (a)	113,846	42,532
Uipath, Inc. Class A (a) (c)	10,859	679
Varonis Systems, Inc. (a)	515,293	31,536
Visa, Inc. Class A	134,982	33,258
WEX, Inc. (a)	27,134	5,148
Workday, Inc. Class A (a)	47,763	11,196
Zendesk, Inc. (a)	93,211	12,167
		976,311
Materials (0.2%):
Kronos Bio, Inc. (a) (c)	174,090	3,560
		1,783,085
Total Common Stocks (Cost $1,133,249)		1,962,128
Rights (0.0%)
United States (0.0%):
Health Care (0.0%):
Contra Clementia Pharmaceuticals (a) (e) (h)	14,251	—
Total Rights (Cost $19)		—

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Warrants (0.0%) (b)
United States (0.0%):
Health Care (0.0%):
Nuvation Bio, Inc.	172,941	$384
Regulus Therapeutics, Inc. PIPE (a) (e) (f) (k)	4,702,574	—	(i)
		384
Total Warrants (Cost $588)		384
Collateral for Securities Loaned^ (4.0%)
United States (4.0%):
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (j)	14,021,283	14,021
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (j)	17,982,031	17,982
HSBC U.S. Government Money Market Fund I Shares, 0.03% (j)	48,691,901	48,692
Total Collateral for Securities Loaned (Cost $80,695)		80,695
Total Investments (Cost $1,214,551) — 100.5%		2,043,207
Liabilities in excess of other assets — (0.5)%		(10,485)
NET ASSETS — 100.00%		$2,032,722

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of July 31, 2021, the fair value of these securities was $6,353 (thousands) and amounted to 0.3% of net assets.

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of July 31, 2021, illiquid securities were 1.1% of net assets.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.7% of net assets as of July 31, 2021. (See Note 2 in the Notes to Financial Statements).

(g)  This security is held in connection with special purpose acquisition company transactions.

(h)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of net assets as of July 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements).

(i)  Rounds to less than $1 thousand.

(j)  Rate disclosed is the daily yield on July 31, 2021.

(k)  Restricted security that is not registered under the Securities Act of 1933.

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2021

(l)  The following table details the acquisition date and cost of the Fund's restricted securities at July 31, 2021 (amount in thousand):

Security Name	Acquisition Date	Cost
Science 37, Inc.	7/29/2021	$6,217
Better Therapeutics	7/29/2021	9,240

(m)  Affiliated security.

(n)  Security or portion of security purchased on a forward settlement basis.

(o)  All or a portion of this security has been segregated as collateral for securities purchases on a forward settlement basis.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PIPE — Private Investment in Public Equity

PLC — Public Limited Company

See notes to financial statements.

17

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Science & Technology Fund
Assets:
Affiliated investments, at value (Cost $3,900)	$4,414
Unaffiliated investments, at value (Cost $1,210,651)	2,038,793	(a)
Cash	74,038
Receivables:
Interest and dividends	194
Capital shares issued	224
Investments sold	28,352
From custodian	28
Reclaims	7
From Adviser	1
Prepaid expenses	45
Total Assets	2,146,096
Liabilities:
Payables:
Foreign currency, at value (Cost $25)	25
Collateral received on loaned securities	80,695
Investments purchased	14,684
Investments purchased-PIPE settlements	15,457
Capital shares redeemed	779
Accrued expenses and other payables:
Investment advisory fees	1,237
Administration fees	262
Custodian fees	25
Transfer agent fees	113
Compliance fees	1
Trustees' fees	1
12b-1 fees	12
Other accrued expenses	83
Total Liabilities	113,374
Net Assets:
Capital	979,437
Total accumulated earnings/(loss)	1,053,285
Net Assets	$2,032,722
Net Assets
Fund Shares	$1,923,477
Class A	109,245
Total	$2,032,722
Shares (unlimited number of shares authorized with no par value):
Fund Shares	52,447
Class A	3,127
Total	55,574
Net asset value, offering and redemption price per share: (b)
Fund Shares	$36.68
Class A	34.93
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$37.06

(a)  Includes $74,454 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

18

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

USAA Science & Technology Fund
Investment Income:
Dividends from unaffiliated investments	$3,850
Interest	44
Securities lending (net of fees)	683
Foreign tax withholding	(102)
Total Income	4,475
Expenses:
Investment advisory fees	14,531
Administration fees — Fund Shares	2,755
Administration fees — Class A	159
Sub-Administration fees	40
12b-1 fees — Class A	265
Custodian fees	132
Transfer agent fees — Fund Shares	1,257
Transfer agent fees — Class A	106
Trustees' fees	59
Compliance fees	12
Legal and audit fees	78
State registration and filing fees	72
Interfund lending fees	— (a)
Other expenses	187
Total Expenses	19,653
Net Investment Income (Loss)	(15,178)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency translations	319,204
Net change in unrealized appreciation/depreciation on affiliated investment securities	514
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency transactions	233,932
Net realized/unrealized gains (losses) on investments	553,650
Change in net assets resulting from operations	$538,472

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

19

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Science & Technology Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income (loss)	$(15,178)	$(9,680)
Net realized gains (losses) from investments	319,204	60,290
Net change in unrealized appreciation/depreciation on investments	234,446	343,518
Change in net assets resulting from operations	538,472	394,128
Distributions to Shareholders:
Fund Shares	(99,547)	(301,846)
Class A	(6,058)	(22,502)
Change in net assets resulting from distributions to shareholders	(105,605)	(324,348)
Change in net assets resulting from capital transactions	(53,180)	94,526
Change in net assets	379,687	164,306
Net Assets:
Beginning of period	1,653,035	1,488,729
End of period	$2,032,722	$1,653,035
Capital Transactions:
Fund Shares
Proceeds from shares issued	$175,554	$135,503
Distributions reinvested	98,069	296,794
Cost of shares redeemed	(318,929)	(326,335)
Total Fund Shares	$(45,306)	$105,962
Class A
Proceeds from shares issued	$6,285	$8,302
Distributions reinvested	5,892	21,872
Cost of shares redeemed	(20,051)	(41,610)
Total Class A	$(7,874)	$(11,436)
Change in net assets resulting from capital transactions	$(53,180)	$94,526
Share Transactions:
Fund Shares
Issued	4,999	5,609
Reinvested	2,803	12,870
Redeemed	(9,252)	(13,323)
Total Fund Shares	(1,450)	5,156
Class A
Issued	193	357
Reinvested	176	989
Redeemed	(628)	(1,766)
Total Class A	(259)	(420)
Change in Shares	(1,709)	4,736

See notes to financial statements.

20

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21

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*
USAA Science & Technology Fund
Fund Shares
Year Ended July 31, 2021	$28.93	(0.26	)(b)	9.92	9.66	(1.91)	(1.91)	$36.68	33.71%
July 31, 2020	$28.39	(0.17	)(b)	7.26	7.09	(6.55)	(6.55)	$28.93	30.85%
July 31, 2019	$29.19	0.01		2.83	2.84	(3.64)	(3.64)	$28.39	12.79%
July 31, 2018	$26.89	—	(e)	4.50	4.50	(2.20)	(2.20)	$29.19	17.55%
July 31, 2017	$22.03	0.05		5.68	5.73	(0.87)	(0.87)	$26.89	27.05%
Class A
Year Ended July 31, 2021	$27.71	(0.35	)(b)	9.48	9.13	(1.91)	(1.91)	$34.93	33.27%
July 31, 2020	$27.53	(0.23	)(b)	6.96	6.73	(6.55)	(6.55)	$27.71	30.47%
July 31, 2019	$28.49	(0.07)		2.75	2.68	(3.64)	(3.64)	$27.53	12.52%
July 31, 2018	$26.36	(0.08)		4.41	4.33	(2.20)	(2.20)	$28.49	17.24%
July 31, 2017	$21.67	(0.02)		5.58	5.56	(0.87)	(0.87)	$26.36	26.71%

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Reflects increased trading activity due to current year transition or asset allocation shift.

(e)  Amount is less than $0.005 per share.

(f)  Prior to December 1, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of Class A to 1.35% of the Class A average daily net assets.

(g)  Prior to December 1, 2017, AMCO voluntarily agreed to limit the annual expenses of Class A to 1.35% of the Class A average daily net assets.

(h)  Prior to December 1, 2016, AMCO voluntarily agreed to limit the annual expenses of Class A to 1.40% of the Class A average daily net assets.

See notes to financial statements.

22

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ratios to Average Net Assets					Supplemental Data
	Net Expenses**^		Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Science & Technology Fund
Fund Shares
Year Ended July 31, 2021	0.99%		(0.76)%	0.99%		$1,923,477	43%
July 31, 2020	1.04%		(0.66)%	1.04%		$1,559,222	44%
July 31, 2019	1.02	%(c)	(0.39)%	1.02	%(c)	$1,383,956	109	%(d)
July 31, 2018	1.04	%(c)	(0.31)%	1.04	%(c)	$1,328,080	56%
July 31, 2017	1.14	%(c)	(0.28)%	1.14	%(c)	$1,137,256	75%
Class A
Year Ended July 31, 2021	1.30%		(1.07)%	1.30%		$109,245	43%
July 31, 2020	1.33%		(0.94)%	1.33%		$93,813	44%
July 31, 2019	1.29	%(c)(f)	(0.65)%	1.29	%(c)	$104,773	109	%(d)
July 31, 2018	1.31	%(c)(g)	(0.57)%	1.31	%(c)	$115,229	56%
July 31, 2017	1.41	%(c)(h)	(0.55)%	1.42	%(c)	$115,559	75%

See notes to financial statements.

23

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Science & Technology Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), Private Investments in Public Equities, and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of July 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2		Level 3	Total
Common Stocks	$1,896,020	$66,108		$—	$1,962,128
Rights	—	—		—	—
Warrants	384	—	(a)	—	384
Collateral for Securities Loaned	80,695	—		—	80,695
Total	$1,977,099	$66,108		$—	$2,043,207

(a) Rounds to less than $1 thousand.

As of July 31, 2021, there were no significant Level 3 holdings in the fair value hierarchy. For the year ended July 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Special Purpose Acquisition Companies ("SPAC"):

The Fund may invest in stock, warrants and other securities of special purpose acquisition companies ("SPACs"). A SPAC typically is a publicly traded company that raises funds through an initial public offering ("IPO") for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC's IPO. If the Fund purchases shares of a SPAC in an IPO it generally will bear a sales commission, which may be significant. The securities of a SPAC are often issued in "units" that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund's other investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC's shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.

Private Investments in Public Equities:

The Fund may acquire common stock or a security convertible into common stock, such as a warrant or convertible preferred stock, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act. These transactions are commonly referred to as a private placement in a publicly-held company, or "PIPE." The issuer's common stock is usually publicly traded on a U.S. securities exchange or in the over-the-counter market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer's common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register, within an agreed upon period of time for public resale under the U.S. securities laws, the common stock or the shares of common stock issuable upon conversion of the convertible securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the issuer's securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g. warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of July 31, 2021, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality, short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2021.

Value of Securities on Loan		Non-Cash Collateral	Cash Collateral
$74,472	(a)	$—	$80,695

(a) Includes $18 thousand of securities on loan that were sold prior to July 31, 2021.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$828,244	$1,059,719

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019,

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Science & Technology Funds Index. The Lipper Science & Technology Funds Index tracks the total return performance of the largest funds within the Lipper Science & Technology Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a)  Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Science & Technology Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to July 31, 2021, performance adjustments were $(35) and $(6) for Fund Shares and Class A, in thousands, respectively. Performance adjustments were less than (0.01)% and less than (0.01)% for Fund Shares and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM has entered into a Subadvisory Agreement with Wellington Management Company LLP ("Wellington Management"), under which Wellington directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares and Class A, respectively. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for the Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended July 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended July 31, 2021, the Distributor received $2 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 1.06% and 1.34% for Fund Shares and Class A, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment. As of July 31, 2021, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Sector Risk — A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. There is a possibility that the Fund's investments in companies whose values are highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund's portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Private Investments in Public Equities Risk — The risks associated with PIPE transactions that the Fund invests is that the issuer may be unable to register the shares for public resale in a timely manner or at all, in which case the shares may be sold only in a privately negotiated transaction, typically at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer's securities may nevertheless be "thin" or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible. While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the 1933 Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.

Special Purpose Acquisition Company Risk — An investment in a SPAC is subject to a variety of risks, including that (1) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (2) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (3) an attractive acquisition or merger target may not be identified at all or a proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (4) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (5) the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (6) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (7) while a SPAC is seeking a transaction target, its stock may be thinly traded and/or illiquid and there can be no assurance that a market will develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value, (8) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; and (9) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,973	2	0.60%	$2,091

*  For the year ended July 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(10,367)	$10,367

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021			Year Ended July 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$9,229	$96,376	$105,605	$5,194	$319,154	$324,348

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$31,811	$198,762	$230,573	$822,712	$1,053,285

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of July 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,220,495	$894,843	$(72,131)	$822,712

8. Affiliated Securities

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments.

Transactions in affiliated securities during the year ended July 31, 2021 were as follows:

	Fair Value 7/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 7/31/2021	Dividend Income
Regulus Therapeutics, Inc.	$—	$3,900	$—	$—	$—	$514	$4,414	$—

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Science & Technology Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Science & Technology Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

35

USAA Mutual Funds Trust	Supplemental Information July 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

36

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

37

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

38

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

39

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

40

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

41

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21- 7/31/21*	Hypothetical Expenses Paid During Period 2/1/21- 7/31/21*	Annualized Expense Ratio During Period 2/1/21- 7/31/21
Fund Shares	$1,000.00	$1,031.80	$1,019.98	$4.89	$4.86	0.97%
Class A	1,000.00	1,029.80	1,018.45	6.44	6.41	1.28%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

42

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021(amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
4%	8%	$10,692	$105,166

43

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

44

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

31712-0921

JULY 31, 2021

Annual Report

USAA Small Cap Stock Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	38
Supplemental Information (Unaudited)	39
Trustees' and Officers' Information	39
Proxy Voting and Portfolio Holdings Information	45
Expense Examples	45
Additional Federal Income Tax Information	46
Liquidity Risk Management Program	47
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives and remember our collective spirit and perseverance. Markets endured this past

2

year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Small Cap Stock Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the U.S. Federal Reserve (the "Fed") and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period climbing from under 1% to 1.74%.

In the second quarter of 2021, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

During the last month of the reporting period, markets appeared to focus on the latest COVID-19 variant (delta) as rising infection numbers gave way to concerns around the reopening with mask mandates and other restrictions being reintroduced once again. During this time, large-cap growth names outperformed value and small-cap oriented securities.

4

USAA Mutual Funds Trust

USAA Small Cap Stock Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Small Cap Stock Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2021, the Fund Shares and Institutional Shares had total returns of 55.25% and 55.30%, respectively. This compares to returns of 51.97% for the Russell 2000® Index (the "Index"), 56.95% for the S&P SmallCap 600® Index, and 54.08% for the Lipper Small-Cap Core Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Wellington Management Company LLP* and Granahan Investment Management, Inc., are external subadvisers to the Fund, while Munder Capital Management, RS Investments Value, and THB Asset Management* are VCM investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadvisers and the investment franchises.

•  What strategies did you employ during the reporting period?

For the reporting period ended July 31, 2021, the Fund outperformed the Index as stock selection and sector allocation both contributed to performance versus the Russell 2000 Index. In terms of allocation, the Fund's underweight exposure to health care and utilities helped performance. On the other hand, the Fund's overweight position in consumer discretionary as well as information technology detracted from Fund performance.

Stock selection within the health care, information technology, and consumer discretionary sectors contributed to fund performance, whereas it was a detractor in energy and consumer staples.

Thank you for allowing us to assist you with your investment needs.

*Effective March 19, 2021, Wellington no longer manages the Fund and TBH was added as a Victory Capital Management investment franchise on the Fund.

5

USAA Mutual Funds Trust

USAA Small Cap Stock Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

	Fund Shares	Institutional Shares
INCEPTION DATE	8/2/99	8/1/08
	Net Asset Value	Net Asset Value	Russell 2000 Index[1]	S&P SmallCap 600 Index[2]	Lipper Small-Cap Core Funds Index[3]
One Year	55.25%	55.30%	51.97%	56.95%	54.08%
Five Year	14.86%	14.97%	14.28%	14.13%	13.24%
Ten Year	12.04%	12.25%	12.34%	13.59%	11.60%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Small Cap Stock Fund — Growth of $10,000

1 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2 The S&P SmallCap 600® Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3 The Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Small Cap Stock Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term growth of capital.

Top 10 Equity Holdings*:

July 31, 2021

(% of Net Assets)

Kornit Digital Ltd.	1.0%
Stifel Financial Corp.	0.9%
Digital Turbine, Inc.	0.9%
Veracyte, Inc.	0.8%
Magnite, Inc.	0.7%
Enphase Energy, Inc.	0.6%
Chart Industries, Inc.	0.6%
Perficient, Inc.	0.6%
Vericel Corp.	0.6%
EMCOR Group, Inc.	0.6%

Sector Allocation*

July 31, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.9%)
Communication Services (2.0%):
Chicken Soup For The Soul Entertainment, Inc. (a)	75,161	$2,696
Cinemark Holdings, Inc. (a) (b)	87,700	1,361
Genius Sports Ltd. (a)	33,024	565
Gray Television, Inc.	207,423	4,599
IAC/InterActiveCorp. (a)	2,180	299
Iridium Communications, Inc. (a)	36,794	1,554
Lions Gate Entertainment Corp. Class B (a)	82,700	1,105
Madison Square Garden Entertainment Corp. (a)	9,114	638
Madison Square Garden Sports Corp. (a)	4,270	695
Meredith Corp. (a)	39,865	1,740
Motorsport Games, Inc. Class A (a)	20,685	248
TechTarget, Inc. (a)	44,698	3,266
TEGNA, Inc.	183,890	3,258
The Marcus Corp. (a) (b)	51,410	826
Vimeo, Inc. (a)	3,458	155
Vonage Holdings Corp. (a)	385,774	5,501
World Wrestling Entertainment, Inc. Class A (b)	14,370	710
		29,216
Consumer Discretionary (12.3%):
Abercrombie & Fitch Co. (a)	32,400	1,225
Academy Sports & Outdoors, Inc. (a)	51,708	1,916
Adtalem Global Education, Inc. (a)	74,963	2,724
American Axle & Manufacturing Holdings, Inc. (a)	107,000	1,037
Asbury Automotive Group, Inc. (a)	21,692	4,456
Bed Bath & Beyond, Inc. (a)	67,629	1,930
Big Lots, Inc.	44,364	2,555
BJ's Restaurants, Inc. (a)	38,201	1,550
Bloomin' Brands, Inc. (a)	73,200	1,840
Bright Horizons Family Solutions, Inc. (a)	15,752	2,355
Brinker International, Inc. (a)	30,310	1,647
Brunswick Corp.	30,995	3,236
Burlington Stores, Inc. (a)	6,453	2,160
Callaway Golf Co. (a)	221,962	7,031
Carter's, Inc.	22,180	2,168
Cavco Industries, Inc. (a)	22,831	5,365
Century Communities, Inc.	44,518	3,092
Chegg, Inc. (a)	25,812	2,288
Cracker Barrel Old Country Store, Inc.	8,069	1,099
Cricut, Inc. Class A (a) (b)	80,635	2,752
Dana, Inc.	234,350	5,661
Etsy, Inc. (a)	11,164	2,049
F45 Training Holdings, Inc. (a) (b)	92,459	1,363
Five Below, Inc. (a)	12,658	2,461
Fox Factory Holding Corp. (a)	20,175	3,260
Gentherm, Inc. (a)	17,827	1,478
G-III Apparel Group Ltd. (a)	39,484	1,179
Green Brick Partners, Inc. (a)	61,000	1,529

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Group 1 Automotive, Inc.	31,584	$5,488
Guess?, Inc.	50,749	1,133
Hibbett, Inc.	34,278	3,040
Installed Building Products, Inc.	35,745	4,288
Jack in the Box, Inc.	36,051	3,924
Johnson Outdoors, Inc. Class A	8,700	1,030
KB Home	70,681	3,000
Legacy Housing Corp. (a)	59,017	1,041
Levi Strauss & Co. Class A	83,375	2,294
Liquidity Services, Inc. (a)	11,676	232
Lithia Motors, Inc. Class A	9,303	3,510
Macy's, Inc. (a)	78,173	1,329
Magnite, Inc. (a)	323,375	9,797
MarineMax, Inc. (a)	37,054	1,993
Marriott Vacations Worldwide Corp. (a)	12,300	1,813
Meritage Homes Corp. (a)	39,890	4,332
Movado Group, Inc. (b)	61,532	1,850
Murphy USA, Inc.	17,342	2,558
Nautilus, Inc. (a) (b)	183,021	2,645
Nordstrom, Inc. (a)	64,249	2,127
Overstock.com, Inc. (a)	10,951	763
Penske Automotive Group, Inc.	9,540	845
Polaris, Inc.	17,061	2,236
Porch Group, Inc. (a)	175,964	3,260
Purple Innovation, Inc. (a)	14,856	391
Red Robin Gourmet Burgers, Inc. (a)	130,720	3,428
Sally Beauty Holdings, Inc. (a)	114,973	2,175
Signet Jewelers Ltd.	27,260	1,754
Skyline Champion Corp. (a)	58,495	3,299
Sonos, Inc. (a)	28,027	936
Steven Madden Ltd.	116,816	5,120
Taylor Morrison Home Corp. (a)	158,909	4,262
The Aaron's Co., Inc.	39,737	1,147
The Goodyear Tire & Rubber Co. (a)	148,109	2,327
The ODP Corp. (a)	21,114	999
ThredUp, Inc. Class A (a) (b)	56,731	1,354
Torrid Holdings, Inc. (a)	110,961	2,591
Tri Pointe Homes, Inc. (a)	319,928	7,717
Visteon Corp. (a)	10,097	1,152
Winnebago Industries, Inc.	25,217	1,812
Wolverine World Wide, Inc.	78,910	2,647
WW International, Inc. (a)	80,234	2,466
		181,511
Consumer Staples (1.8%):
Albertsons Cos., Inc. Class A (b)	55,076	1,190
Coty, Inc. Class A (a)	201,155	1,755
Darling Ingredients, Inc. (a)	11,367	785
Edgewell Personal Care Co.	71,613	2,942
Herbalife Nutrition Ltd. (a)	17,500	891
Hostess Brands, Inc. (a)	247,022	3,974

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lifemd, Inc. (a) (b)	95,987	$942
Performance Food Group Co. (a)	96,607	4,427
Sanderson Farms, Inc.	6,400	1,196
The Beauty Health Co. (a) (b)	25,508	448
The Chefs' Warehouse, Inc. (a) (b)	124,861	3,610
The Simply Good Foods Co. (a)	44,925	1,684
Universal Corp.	46,322	2,416
		26,260
Energy (3.6%):
Antero Resources Corp. (a)	264,362	3,595
Cactus, Inc. Class A	46,300	1,669
California Resources Corp. (a)	62,200	1,748
Chesapeake Energy Corp.	36,146	1,954
Clean Energy Fuels Corp. (a) (b)	541,400	4,066
CNX Resources Corp. (a)	108,191	1,309
CVR Energy, Inc.	93,542	1,278
Delek U.S. Holdings, Inc.	67,109	1,166
Frank's International NV (a)	726,492	1,997
Green Plains, Inc. (a)	79,700	2,818
Laredo Petroleum, Inc. (a) (b)	15,550	856
Magnolia Oil & Gas Corp. Class A (a)	229,605	3,215
National Energy Services Reunited Corp. (a)	50,350	650
Ovintiv, Inc.	203,296	5,216
PDC Energy, Inc.	154,798	6,123
Renewable Energy Group, Inc. (a)	79,798	4,888
REX American Resources Corp. (a)	7,013	575
RPC, Inc. (a)	1,090,087	4,578
Scorpio Tankers, Inc.	4,340	71
Talos Energy, Inc. (a)	105,942	1,223
Whiting Petroleum Corp. (a)	55,700	2,612
World Fuel Services Corp.	55,811	1,923
		53,530
Financials (15.8%):
1st Source Corp.	52,541	2,406
Alleghany Corp. (a)	1,980	1,313
American Business Bank (a)	21,915	817
American Equity Investment Life Holding Co.	60,823	1,952
Ameris Bancorp	90,555	4,402
Apollo Commercial Real Estate Finance, Inc.	125,142	1,905
Associated Bancorp	45,790	907
Assured Guaranty Ltd.	24,700	1,181
Axis Capital Holdings Ltd.	18,810	957
B Riley Financial, Inc.	38,273	2,586
Banc of California, Inc.	82,821	1,418
Banco Latinoamericano de Comercio Exterior SA Class E	31,517	519
BankUnited, Inc.	14,427	571
Banner Corp.	83,338	4,420
BGC Partners, Inc. Class A	197,558	1,057
Blackstone Mortgage Trust, Inc. Class A	160,464	5,201

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Brighthouse Financial, Inc. (a)	21,570	$929
Cathay General Bancorp	128,115	4,852
Central Pacific Financial Corp.	77,910	1,994
Chimera Investment Corp.	78,364	1,154
CNO Financial Group, Inc.	172,454	3,938
Colony Bankcorp, Inc.	29,636	530
Columbia Banking System, Inc.	24,100	842
ConnectOne Bancorp, Inc.	41,442	1,090
Customers Bancorp, Inc.	49,797	1,804
Eagle Bancorp, Inc.	12,229	673
Eastern Bankshares, Inc.	106,940	1,952
Employers Holdings, Inc.	54,644	2,269
Enova International, Inc. (a)	70,700	2,339
Essent Group Ltd.	72,027	3,253
FB Financial Corp.	20,250	766
Federated Hermes, Inc.	110,270	3,577
First BanCorp/Puerto Rico	402,237	4,879
First Bancorp/Southern Pines NC	22,935	917
First Busey Corp.	347,179	8,195
First Financial Corp. Class A	22,984	921
First Merchants Corp.	52,960	2,157
First Mid Bancshares, Inc.	41,144	1,674
First Midwest Bancorp, Inc.	34,152	613
Flushing Financial Corp.	106,901	2,357
Fulton Financial Corp.	6,513	100
Genworth Financial, Inc. (a)	659,881	2,204
Globe Life, Inc.	14,040	1,307
Hancock Whitney Corp.	128,103	5,599
Hanmi Financial Corp.	67,519	1,231
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	32,723	1,859
Heritage Financial Corp.	33,584	812
Home BancShares, Inc.	370,080	7,839
Hope Bancorp, Inc.	179,690	2,381
Horace Mann Educators Corp.	24,256	966
Horizon Bancorp, Inc.	10,420	174
International Bancshares Corp.	61,576	2,406
Investors Bancorp, Inc.	239,830	3,314
James River Group Holdings Ltd.	194,684	7,082
Kinsale Capital Group, Inc.	30,206	5,395
Ladder Capital Corp.	115,768	1,322
LendingTree, Inc. (a)	28,420	5,547
Meridian Bancorp, Inc.	69,733	1,333
MGIC Investment Corp.	130,100	1,801
Morningstar, Inc.	8,277	2,091
Mr. Cooper Group, Inc. (a)	85,289	3,171
NMI Holdings, Inc. Class A (a)	118,420	2,608
OceanFirst Financial Corp.	27,893	544
OFG Bancorp	33,419	772
Old Second Bancorp, Inc.	273,852	3,171
Pacific Premier Bancorp, Inc.	31,300	1,189
See notes to financial statements.

11

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
PacWest Bancorp	62,000	$2,469
PCSB Financial Corp.	24,600	444
Pennymac Mortgage Investment Trust	74,339	1,466
People's United Financial, Inc.	99,900	1,568
Pinnacle Financial Partners, Inc.	19,210	1,721
Piper Sandler Cos.	12,400	1,521
Preferred Bank	38,480	2,270
Primerica, Inc.	17,042	2,492
ProAssurance Corp.	46,624	946
QCR Holdings, Inc.	4,101	201
Radian Group, Inc.	242,782	5,482
Renasant Corp.	49,576	1,744
RLI Corp.	12,306	1,334
S&T Bancorp, Inc.	72,641	2,139
Silvercrest Asset Management Group, Inc. Class A	149,570	2,387
SLM Corp.	69,281	1,305
Solar Capital Ltd.	1,626	31
South State Corp.	41,824	2,880
Starwood Property Trust, Inc.	41,171	1,072
Sterling Bancorp	4,980	108
Stifel Financial Corp.	204,874	13,633
Synovus Financial Corp.	118,649	4,852
Texas Capital Bancshares, Inc. (a)	121,302	7,640
The Bank of NT Butterfield & Son Ltd.	11,308	375
Tradeweb Markets, Inc. Class A	32,426	2,812
TrustCo Bank Corp.	36,863	1,240
Trustmark Corp.	83,993	2,521
UMB Financial Corp.	15,980	1,496
United Community Banks, Inc.	72,100	2,077
Universal Insurance Holdings, Inc.	77,298	1,095
Veritex Holdings, Inc.	61,000	2,047
Walker & Dunlop, Inc.	8,636	894
Washington Federal, Inc.	85,909	2,772
WesBanco, Inc.	49,648	1,603
		230,142
Health Care (16.3%):
4D Molecular Therapeutics, Inc. (a)	8,398	209
Acceleron Pharma, Inc. (a)	9,577	1,198
Adaptive Biotechnologies Corp. (a)	13,273	487
Aerie Pharmaceuticals, Inc. (a)	251,703	3,972
Affimed NV (a)	340,965	2,267
Akero Therapeutics, Inc. (a) (b)	17,644	378
Alpha Teknova, Inc. (a)	28,313	629
American Well Corp. Class A (a)	47,300	551
Amneal Pharmaceuticals, Inc. (a)	611,926	3,017
Annexon, Inc. (a)	7,585	160
Arena Pharmaceuticals, Inc. (a)	26,483	1,638
Arrowhead Pharmaceuticals, Inc. (a)	24,110	1,671
Atreca, Inc. Class A (a)	20,168	111
AtriCure, Inc. (a)	19,801	1,672

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Aurinia Pharmaceuticals, Inc. (a) (b)	107,032	$1,451
Autolus Therapeutics PLC, ADR (a) (b)	35,086	187
Avidity Biosciences, Inc. (a)	15,697	303
Beam Therapeutics, Inc. (a) (b)	26,450	2,434
Berkeley Lights, Inc. (a) (b)	18,132	826
Bicycle Therapeutics PLC, ADR (a) (b)	64,530	2,039
BioAtla, Inc. (a) (b)	8,396	344
BioCryst Pharmaceuticals, Inc. (a)	146,641	2,364
BioLife Solutions, Inc. (a)	29,000	1,360
BioMarin Pharmaceutical, Inc. (a)	3,530	271
Biomerica, Inc. (a) (b)	157,164	589
Black Diamond Therapeutics, Inc. (a) (b)	5,548	53
Blueprint Medicines Corp. (a)	7,764	682
Bolt Biotherapeutics, Inc. (a)	8,826	98
Brookdale Senior Living, Inc. (a)	178,577	1,343
C4 Therapeutics, Inc. (a) (b)	3,134	135
Cabaletta Bio, Inc. (a) (b)	43,640	326
Cardiovascular Systems, Inc. (a)	36,737	1,480
CareDx, Inc. (a)	32,410	2,724
Castle Biosciences, Inc. (a)	102,891	7,187
Cerus Corp. (a)	160,479	808
Chimerix, Inc. (a)	49,650	329
Codiak Biosciences, Inc. (a)	78,289	1,354
Collegium Pharmaceutical, Inc. (a)	20,453	509
CONMED Corp.	28,822	3,976
Covetrus, Inc. (a)	63,276	1,611
CRISPR Therapeutics AG (a)	10,295	1,246
CryoPort, Inc. (a)	38,453	2,373
Cymabay Therapeutics, Inc. (a)	41,170	162
CytoSorbents Corp. (a)	139,996	1,065
Deciphera Pharmaceuticals, Inc. (a)	8,703	265
Dicerna Pharmaceuticals, Inc. (a)	61,342	2,301
Dynavax Technologies Corp. (a)	80,282	750
Editas Medicine, Inc. (a) (b)	12,978	543
Enanta Pharmaceuticals, Inc. (a)	14,384	608
Epizyme, Inc. (a) (b)	70,639	468
Esperion Therapeutics, Inc. (a) (b)	46,644	718
Evolent Health, Inc. Class A (a)	277,727	6,371
Flexion Therapeutics, Inc. (a)	119,500	709
Fusion Pharmaceuticals, Inc. (a)	54,402	443
Gamida Cell Ltd. (a)	107,400	554
Generation Bio Co. (a)	14,864	323
Genetron Holdings Ltd., ADR (a)	68,863	978
Globus Medical, Inc. (a)	22,145	1,842
Guardant Health, Inc. (a)	12,855	1,411
Halozyme Therapeutics, Inc. (a)	136,751	5,652
Health Catalyst, Inc. (a)	57,813	3,357
HealthEquity, Inc. (a)	26,087	1,930
Horizon Therapeutics PLC (a)	12,384	1,239
iCAD, Inc. (a)	99,285	1,456

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ICU Medical, Inc. (a)	6,202	$1,261
IGM Biosciences, Inc. (a)	10,094	686
Immunocore Holdings PLC, ADR (a)	8,829	289
Inmode Ltd. (a)	24,386	2,772
Insmed, Inc. (a)	98,031	2,412
Instil Bio, Inc. (a) (b)	13,218	199
Insulet Corp. (a)	6,688	1,871
Integer Holdings Corp. (a)	26,955	2,639
Intellia Therapeutics, Inc. (a)	43,571	6,181
Iovance Biotherapeutics, Inc. (a)	31,333	698
Itamar Medical Ltd., ADR (a) (b)	4,662	92
Jounce Therapeutics, Inc. (a)	36,208	182
Karyopharm Therapeutics, Inc. (a) (b)	42,284	352
LHC Group, Inc. (a)	13,242	2,849
Ligand Pharmaceuticals, Inc. (a)	23,743	2,696
MacroGenics, Inc. (a)	24,988	624
Maravai LifeSciences Holdings, Inc. Class A (a)	79,700	3,504
Medpace Holdings, Inc. (a)	38,889	6,842
Merit Medical Systems, Inc. (a)	41,654	2,919
ModivCare, Inc. (a)	21,108	3,588
NanoString Technologies, Inc. (a)	42,017	2,603
Natera, Inc. (a)	32,090	3,675
Neogen Corp. (a)	81,888	3,567
NeoGenomics, Inc. (a)	84,499	3,896
Neurocrine Biosciences, Inc. (a)	4,215	393
Neuronetics, Inc. (a) (b)	160,552	2,129
NexImmune, Inc. (a)	8,816	94
Novavax, Inc. (a)	17,553	3,148
Nupathe, Inc. (a) (c) (d)	133,709	—
Nurix Therapeutics, Inc. (a)	7,586	233
NuVasive, Inc. (a)	27,635	1,767
Olink Holding AB, ADR (a) (b)	16,139	603
OPKO Health, Inc. (a) (b)	469,155	1,614
Orchard Therapeutics PLC, ADR (a)	70,516	202
Organogenesis Holdings, Inc. (a)	270,411	4,148
Orthopediatrics Corp. (a)	57,065	3,586
Outset Medical, Inc. (a)	2,277	93
Oyster Point Pharma, Inc. (a)	5,221	74
Pacific Biosciences of California, Inc. (a)	14,756	474
Pacira BioSciences, Inc. (a)	41,764	2,462
Patterson Cos., Inc.	40,007	1,245
PMV Pharmaceuticals, Inc. (a)	3,523	120
PolyPid Ltd. (a)	104,284	852
Pulmonx Corp. (a)	23,894	948
Quanterix Corp. (a)	98,424	5,232
Radius Health, Inc. (a)	34,500	522
RadNet, Inc. (a)	41,298	1,517
Reata Pharmaceuticals, Inc. Class A (a)	9,177	1,150
Recursion Pharmaceuticals, Inc. Class A (a) (b)	2,689	82
Renalytix PLC, ADR (a) (b)	15,350	461

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Sangamo Therapeutics, Inc. (a)	22,536	$216
Schrodinger, Inc. (a)	2,753	186
Select Medical Holdings Corp.	51,800	2,044
SI-BONE, Inc. (a)	87,707	2,661
Silk Road Medical, Inc. (a)	110,619	5,551
Singular Genomics Systems, Inc. (a)	60,907	1,099
STAAR Surgical Co. (a)	37,520	4,801
Stoke Therapeutics, Inc. (a)	18,958	543
Supernus Pharmaceuticals, Inc. (a)	42,364	1,115
Sutro Biopharma, Inc. (a)	31,023	528
TCR2 Therapeutics, Inc. (a)	84,808	1,055
Tenet Healthcare Corp. (a)	62,244	4,472
Terns Pharmaceuticals, Inc. (a)	2,204	17
TG Therapeutics, Inc. (a)	29,648	1,037
The Ensign Group, Inc.	45,841	3,899
The Joint Corp. (a)	54,042	4,270
Tivity Health, Inc. (a)	66,540	1,669
Turning Point Therapeutics, Inc. (a)	6,511	416
Veracyte, Inc. (a)	269,179	11,993
Vericel Corp. (a)	163,786	8,671
Xencor, Inc. (a)	31,729	977
Xenon Pharmaceuticals, Inc. (a)	29,483	509
Zai Lab Ltd., ADR (a)	9,564	1,383
		238,165
Industrials (17.9%):
AAR Corp. (a)	50,114	1,792
ABM Industries, Inc.	42,579	1,979
Acacia Research Corp. (a)	193,441	1,091
ACCO Brands Corp.	273,103	2,442
Altra Industrial Motion Corp.	95,389	5,979
Ameresco, Inc. Class A (a)	12,239	839
American Woodmark Corp. (a)	8,220	610
API Group Corp. (a)	82,910	1,900
Apogee Enterprises, Inc.	60,152	2,386
ArcBest Corp.	24,460	1,446
Array Technologies, Inc. (a)	190,420	2,578
ASGN, Inc. (a)	39,291	3,974
Atkore, Inc. (a)	34,329	2,578
Atlas Air Worldwide Holdings, Inc. (a)	32,258	2,160
Avis Budget Group, Inc. (a)	16,012	1,325
Axon Enterprise, Inc. (a)	23,023	4,282
AZZ, Inc.	22,200	1,176
Barnes Group, Inc.	37,519	1,901
Beacon Roofing Supply, Inc. (a)	78,133	4,179
Brady Corp. Class A	40,479	2,213
BWX Technologies, Inc.	13,261	762
Casella Waste Systems, Inc. (a)	96,870	6,664
Chart Industries, Inc. (a)	56,985	8,859
Clean Harbors, Inc. (a)	17,050	1,620
Columbus McKinnon Corp.	126,037	5,848

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Construction Partners, Inc. Class A (a)	23,521	$790
Crane Co.	22,980	2,234
Deluxe Corp.	54,835	2,407
Douglas Dynamics, Inc.	40,600	1,620
Echo Global Logistics, Inc. (a)	32,159	995
EMCOR Group, Inc.	67,526	8,225
EnerSys	24,674	2,434
Enphase Energy, Inc. (a)	48,650	9,225
EnPro Industries, Inc.	14,400	1,341
ESCO Technologies, Inc.	6,997	660
Exponent, Inc.	38,020	4,071
Finning International, Inc.	35,280	912
Forward Air Corp.	30,313	2,681
Gibraltar Industries, Inc. (a)	63,445	4,737
GMS, Inc. (a)	90,941	4,468
GrafTech International Ltd.	132,610	1,508
Granite Construction, Inc.	39,545	1,519
H&E Equipment Services, Inc.	23,010	783
Herman Miller, Inc.	58,959	2,544
Hexcel Corp. (a)	60,580	3,297
Hub Group, Inc. Class A (a)	17,652	1,170
Hydrofarm Holdings Group, Inc. (a)	23,289	1,149
Hyster-Yale Materials Handling, Inc.	56,726	4,064
Kaman Corp.	20,686	917
Kelly Services, Inc. Class A (a)	88,617	1,942
Kirby Corp. (a)	61,446	3,558
Korn Ferry	35,800	2,461
Kornit Digital Ltd. (a)	113,200	14,961
Kratos Defense & Security Solutions, Inc. (a)	82,176	2,235
Landstar System, Inc.	18,152	2,851
Luxfer Holdings PLC	49,522	1,033
ManpowerGroup, Inc.	11,020	1,307
Marten Transport Ltd.	54,008	854
Masonite International Corp. (a)	19,542	2,211
MasTec, Inc. (a)	32,498	3,290
Matthews International Corp. Class A	58,263	2,016
McGrath RentCorp	27,423	2,150
Meritor, Inc. (a)	199,043	4,843
Mistras Group, Inc. (a)	111,630	1,172
MRC Global, Inc. (a)	143,065	1,312
Mueller Industries, Inc.	52,028	2,258
nVent Electric PLC	44,800	1,416
Owens Corning, Inc.	20,672	1,988
Parsons Corp. (a)	68,071	2,629
Patrick Industries, Inc.	14,832	1,226
PGT Innovations, Inc. (a)	68,050	1,537
Primoris Services Corp.	104,848	3,135
Proto Labs, Inc. (a)	14,603	1,142
RBC Bearings, Inc. (a)	28,028	6,587
Rexnord Corp.	64,323	3,623

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rush Enterprises, Inc. Class A	93,926	$4,413
Ryder System, Inc.	27,391	2,085
Saia, Inc. (a)	7,650	1,729
Shoals Technologies Group, Inc. Class A (a)	80,469	2,341
SkyWest, Inc. (a)	101,858	4,124
Spirit Airlines, Inc. (a)	44,188	1,192
Steelcase, Inc. Class A	101,840	1,400
Terex Corp.	26,900	1,289
Tetra Tech, Inc.	1,300	174
The AZEK Co., Inc. (a)	33,064	1,203
Titan Machinery, Inc. (a)	53,843	1,536
TPI Composites, Inc. (a)	56,991	2,231
Trinity Industries, Inc.	37,900	1,027
Triton International Ltd.	32,832	1,733
Triumph Group, Inc. (a)	70,400	1,341
TrueBlue, Inc. (a)	121,488	3,304
TuSimple Holdings, Inc. Class A (a)	896	33
UFP Industries, Inc.	24,167	1,795
UniFirst Corp.	12,042	2,622
Univar Solutions, Inc. (a)	49,950	1,226
Vicor Corp. (a)	18,156	2,099
View, Inc. (a) (b)	29,979	183
VSE Corp.	10,615	531
Wabash National Corp.	167,635	2,454
Werner Enterprises, Inc.	14,006	640
WESCO International, Inc. (a)	49,685	5,289
WillScot Mobile Mini Holdings Corp. (a)	241,789	6,942
		263,007
Information Technology (19.0%):
2U, Inc. (a) (b)	87,518	3,799
908 Devices, Inc. (a)	139,642	4,364
ACV Auctions, Inc. Class A (a)	4,406	102
ADTRAN, Inc.	52,076	1,167
Advanced Energy Industries, Inc.	59,772	6,202
Airgain, Inc. (a)	151,302	2,761
Akoustis Technologies, Inc. (a) (b)	233,170	2,257
Alteryx, Inc. Class A (a)	5,475	424
Ambarella, Inc. (a)	41,762	4,114
Amkor Technology, Inc.	116,004	2,858
Avaya Holdings Corp. (a)	76,097	1,843
AXT, Inc. (a)	175,918	1,794
Belden, Inc.	84,908	4,161
Benchmark Electronics, Inc.	77,334	2,042
Blackline, Inc. (a)	6,772	775
BM Technologies, Inc. (a)	8,520	85
Brooks Automation, Inc.	89,097	7,931
C3.ai, Inc. Class A (a)	10,633	535
Canadian Solar, Inc. (a)	38,895	1,566
CEVA, Inc. (a)	72,779	3,613
Ciena Corp. (a)	76,712	4,461

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cloudflare, Inc. Class A (a)	18,456	$2,189
CMC Materials, Inc.	14,283	2,066
Cognyte Software Ltd. (a)	119,800	3,112
Cohu, Inc. (a)	49,204	1,742
Conduent, Inc. (a)	174,180	1,169
Couchbase, Inc. (a)	4,623	139
CS Disco, Inc. (a)	9,245	382
CTS Corp.	39,370	1,378
CyberArk Software Ltd. (a)	7,550	1,072
Diebold Nixdorf, Inc. (a)	102,000	1,062
Digital Turbine, Inc. (a)	197,971	12,463
Diodes, Inc. (a)	76,751	6,294
Domo, Inc. Class B (a)	13,853	1,224
DoubleVerify Holdings, Inc. (a)	4,484	155
Dropbox, Inc. Class A (a)	21,486	677
Ebix, Inc.	41,566	1,256
Elastic NV (a)	17,564	2,601
Endava PLC, ADR (a)	11,980	1,541
Envestnet, Inc. (a)	28,855	2,171
ePlus, Inc. (a)	49,910	4,615
Euronet Worldwide, Inc. (a)	55,114	7,871
Everbridge, Inc. (a)	1,500	212
EVERTEC, Inc.	99,350	4,342
ExlService Holdings, Inc. (a)	31,818	3,602
Flex Ltd. (a)	74,849	1,345
Flywire Corp. (a) (b)	13,596	432
FormFactor, Inc. (a)	99,077	3,692
Globant SA (a)	14,187	3,393
Harmonic, Inc. (a)	74,920	663
Infinera Corp. (a)	143,303	1,420
Insight Enterprises, Inc. (a)	40,625	4,078
Intapp, Inc. (a)	925	31
InterDigital, Inc.	28,903	1,904
J2 Global, Inc. (a)	24,402	3,448
Kulicke & Soffa Industries, Inc.	89,647	4,873
Limelight Networks, Inc. (a)	681,172	1,914
LivePerson, Inc. (a)	26,481	1,687
MAXIMUS, Inc.	17,635	1,570
Mitek Systems, Inc. (a)	176,300	3,898
Monday.com Ltd. (a) (b)	463	102
Monolithic Power Systems, Inc.	4,045	1,817
Napco Security Technologies, Inc. (a)	88,035	3,112
NCR Corp. (a)	57,100	2,535
NeoPhotonics Corp. (a)	285,165	2,766
NetScout Systems, Inc. (a)	97,495	2,804
New Relic, Inc. (a)	28,021	1,935
Nutanix, Inc. Class A (a)	138,429	4,987
ON Semiconductor Corp. (a)	67,530	2,638
OneSpan, Inc. (a)	81,859	2,019
Onto Innovation, Inc. (a)	34,338	2,406

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
OSI Systems, Inc. (a)	27,727	$2,774
PagerDuty, Inc. (a)	23,160	940
Paycom Software, Inc. (a)	6,951	2,780
Perficient, Inc. (a)	93,730	8,838
Ping Identity Holding Corp. (a)	43,736	965
Plexus Corp. (a)	11,380	1,028
Power Integrations, Inc.	23,578	2,287
Powerfleet, Inc. (a)	125,965	858
PROS Holdings, Inc. (a)	69,789	3,030
PTC, Inc. (a)	17,394	2,356
Pure Storage, Inc. Class A (a)	135,583	2,646
Qualys, Inc. (a)	17,539	1,781
Radware Ltd. (a)	77,914	2,511
Rapid7, Inc. (a)	34,460	3,921
Riskified Ltd. Class A (a)	11,307	310
Rogers Corp. (a)	27,146	5,173
Sanmina Corp. (a)	69,441	2,668
Sapiens International Corp. NV	39,283	990
Semtech Corp. (a)	30,372	1,880
ShotSpotter, Inc. (a)	5,984	273
Sierra Wireless, Inc. (a)	28,140	544
Silicon Laboratories, Inc. (a)	12,436	1,853
Silicon Motion Technology Corp., ADR	13,390	1,004
SiTime Corp. (a)	5,614	761
Smartsheet, Inc. Class A (a)	37,250	2,702
Sprinklr, Inc. Class A (a)	15,369	297
Sprout Social, Inc. Class A (a)	5,308	472
SPS Commerce, Inc. (a)	11,547	1,258
Sykes Enterprises, Inc. (a)	37,973	2,038
Synaptics, Inc. (a)	11,134	1,691
TaskUS, Inc. Class A (a)	9,250	282
Telos Corp. (a)	20,201	566
The Hackett Group, Inc.	17,529	314
TTM Technologies, Inc. (a)	84,647	1,184
Varonis Systems, Inc. (a)	49,949	3,057
Veeco Instruments, Inc. (a) (b)	60,050	1,393
Verint Systems, Inc. (a)	110,528	4,716
Veritone, Inc. (a) (b)	31,300	647
Verra Mobility Corp. (a)	61,350	939
Vishay Intertechnology, Inc.	182,808	4,045
Vizio Holding Corp. Class A (a)	26,437	582
Western Digital Corp. (a)	24,068	1,563
Wix.com Ltd. (a)	757	226
WNS Holdings Ltd., ADR (a)	67,371	5,547
Workiva, Inc. (a)	14,915	1,936
Yext, Inc. (a)	60,733	791
Zeta Global Holdings Corp. Class A (a) (b)	292,888	1,766
Zix Corp. (a)	364,189	2,699
Zscaler, Inc. (a)	6,644	1,567
		276,107

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (3.9%):
Alcoa Corp. (a)	71,870	$2,886
Allegheny Technologies, Inc. (a)	81,000	1,663
Arconic Corp. (a)	56,900	2,045
Avient Corp.	42,100	2,043
Carpenter Technology Corp.	31,882	1,216
Commercial Metals Co.	97,415	3,196
Constellium SE (a)	60,500	1,142
Eagle Materials, Inc.	51,958	7,343
Franco-Nevada Corp.	13,483	2,156
Graphic Packaging Holding Co.	130,220	2,496
Kraton Corp. (a)	40,292	1,539
Louisiana-Pacific Corp.	28,704	1,591
Materion Corp.	19,423	1,386
Minerals Technologies, Inc.	36,720	2,945
Neo Performance Materials, Inc.	48,150	723
Olin Corp.	79,100	3,720
Schweitzer-Mauduit International, Inc.	32,830	1,291
Stepan Co.	18,826	2,221
Summit Materials, Inc. Class A (a)	174,170	5,852
Trinseo SA	24,930	1,355
Tronox Holdings PLC Class A	82,620	1,523
Verso Corp. Class A	98,262	1,869
Warrior Met Coal, Inc.	87,211	1,628
Worthington Industries, Inc.	42,371	2,710
		56,539
Real Estate (4.6%):
Alexander & Baldwin, Inc.	75,300	1,508
American Assets Trust, Inc.	30,105	1,112
CareTrust REIT, Inc.	61,774	1,490
Chatham Lodging Trust (a)	141,856	1,742
City Office REIT, Inc.	71,913	926
CorEnergy Infrastructure Trust, Inc. (b)	75,565	413
DiamondRock Hospitality Co. (a)	324,982	2,798
DigitalBridge Group, Inc. (a) (b)	181,276	1,262
Easterly Government Properties, Inc.	75,078	1,704
Essential Properties Realty Trust, Inc.	73,500	2,190
FirstService Corp.	11,329	2,107
Four Corners Property Trust, Inc.	38,580	1,108
Global Medical REIT, Inc.	102,417	1,594
Hudson Pacific Properties, Inc.	54,500	1,486
Industrial Logistics Properties Trust	90,192	2,443
Innovative Industrial Properties, Inc.	15,222	3,273
Jones Lang LaSalle, Inc. (a)	9,160	2,039
Kennedy-Wilson Holdings, Inc.	54,080	1,092
Lexington Realty Trust	317,531	4,176
Mack-Cali Realty Corp. (a)	94,036	1,693
National Health Investors, Inc.	21,532	1,469
Newmark Group, Inc. Class A	73,595	948
Physicians Realty Trust	75,600	1,433

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Piedmont Office Realty Trust, Inc. Class A	78,029	$1,484
PotlatchDeltic Corp.	29,113	1,512
Retail Opportunity Investments Corp.	91,933	1,624
Rexford Industrial Realty, Inc.	19,020	1,170
Sabra Health Care REIT, Inc.	186,282	3,463
SITE Centers Corp.	147,700	2,343
Spirit Realty Capital, Inc.	25,940	1,303
STAG Industrial, Inc.	69,332	2,864
Summit Hotel Properties, Inc. (a)	254,450	2,293
Sunstone Hotel Investors, Inc. (a)	238,327	2,750
The Macerich Co.	150,079	2,445
UMH Properties, Inc.	83,058	1,934
Universal Health Realty Income Trust	19,034	1,137
Urban Edge Properties	77,370	1,470
Washington Real Estate Investment Trust	23,400	568
		68,366
Utilities (1.7%):
ALLETE, Inc.	23,300	1,638
Avista Corp.	64,159	2,748
Black Hills Corp.	42,130	2,851
New Jersey Resources Corp.	30,000	1,156
NorthWestern Corp.	98,113	6,081
ONE Gas, Inc.	19,292	1,423
Portland General Electric Co.	101,351	4,957
South Jersey Industries, Inc.	42,820	1,078
Spire, Inc.	24,525	1,740
		23,672
Total Common Stocks (Cost $1,109,144)		1,446,515
Exchange-Traded Funds (0.1%)
iShares Russell 2000 ETF (b)	8,616	1,905
Total Exchange-Traded Funds (Cost $1,972)		1,905
Collateral for Securities Loaned^ (1.9%)
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (e)	2,471,969	2,472
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (e)	4,028,386	4,028
HSBC U.S. Government Money Market Fund I Shares, 0.03% (e)	21,186,402	21,187
Total Collateral for Securities Loaned (Cost $27,687)		27,687
Total Investments (Cost $1,138,803) — 100.9%		1,476,107
Liabilities in excess of other assets — (0.9)%		(12,729)
NET ASSETS — 100.00%		$1,463,378

At July 31, 2021, the Fund's investments in foreign securities were 6.4% of net assets.

^  Purchased with cash collateral from securities on loan.

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of net assets as of July 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of July 31, 2021, illiquid securities were 0.0% of net assets.

(e)  Rate disclosed is the daily yield on July 31, 2021.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

22

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Small Cap Stock Fund
Assets:
Investments, at value (Cost $1,138,803)	$1,476,107	(a)
Cash	16,377
Receivables:
Interest and dividends	276
Capital shares issued	250
Investments sold	3,971
From Adviser	25
Prepaid expenses	25
Total Assets	1,497,031
Liabilities:
Payables:
Collateral received on loaned securities	27,687
Investments purchased	3,894
Capital shares redeemed	708
Accrued expenses and other payables:
Investment advisory fees	987
Administration fees	158
Custodian fees	15
Transfer agent fees	124
Compliance fees	1
Trustees' fees	1
Other accrued expenses	78
Total Liabilities	33,653
Net Assets:
Capital	858,519
Total accumulated earnings/(loss)	604,859
Net Assets	$1,463,378
Net Assets
Fund Shares	$818,576
Institutional Shares	644,802
Total	$1,463,378
Shares (unlimited number of shares authorized with no par value):
Fund Shares	38,527
Institutional Shares	29,950
Total	68,477
Net asset value, offering and redemption price per share: (b)
Fund Shares	$21.25
Institutional Shares	21.53

(a)  Includes $26,619 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

USAA Small Cap Stock Fund
Investment Income:
Dividends	$14,021
Interest	4
Securities lending (net of fees)	643
Foreign tax withholding	(40)
Total Income	14,628
Expenses:
Investment advisory fees	11,088
Administration fees — Fund Shares	1,123
Administration fees — Institutional Shares	630
Sub-Administration fees	98
Custodian fees	82
Transfer agent fees — Fund Shares	852
Transfer agent fees — Institutional Shares	630
Trustees' fees	55
Compliance fees	9
Legal and audit fees	60
State registration and filing fees	49
Interfund lending fees	— (a)
Other expenses	199
Total Expenses	14,875
Expenses waived/reimbursed by Adviser	(67)
Net Expenses	14,808
Net Investment Income (Loss)	(180)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	372,920
Net change in unrealized appreciation/depreciation on investment securities	210,737
Net realized/unrealized gains (losses) on investments	583,657
Change in net assets resulting from operations	$583,477

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

24

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Small Cap Stock Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income (loss)	$(180)	$5,655
Net realized gains (losses) from investments	372,920	74,639
Net change in unrealized appreciation/depreciation on investments	210,737	(101,502)
Change in net assets resulting from operations	583,477	(21,208)
Distributions to Shareholders:
Fund Shares	(59,223)	(65,538)
Institutional Shares	(51,168)	(82,906)
Change in net assets resulting from distributions to shareholders	(110,391)	(148,444)
Change in net assets resulting from capital transactions	(161,900)	(277,152)
Change in net assets	311,186	(446,804)
Net Assets:
Beginning of period	1,152,192	1,598,996
End of period	$1,463,378	$1,152,192
Capital Transactions:
Fund Shares
Proceeds from shares issued	$65,154	$71,874
Distributions reinvested	58,491	64,623
Cost of shares redeemed	(150,399)	(151,659)
Total Fund Shares	$(26,754)	$(15,162)
Institutional Shares
Proceeds from shares issued	$35,252	$87,006
Distributions reinvested	51,148	82,899
Cost of shares redeemed	(221,546)	(431,895)
Total Institutional Shares	$(135,146)	$(261,990)
Change in net assets resulting from capital transactions	$(161,900)	$(277,152)
Share Transactions:
Fund Shares
Issued	3,291	4,956
Reinvested	3,230	3,974
Redeemed	(7,982)	(10,400)
Total Fund Shares	(1,461)	(1,470)
Institutional Shares
Issued	1,795	6,588
Reinvested	2,787	5,038
Redeemed	(11,634)	(28,139)
Total Institutional Shares	(7,052)	(16,513)
Change in Shares	(8,513)	(17,983)

See notes to financial statements.

25

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Small Cap Stock Fund
Fund Shares
Year Ended:
July 31, 2021	$14.88	(0.01	)(b)	7.95	7.94	(0.14)	(1.43)
July 31, 2020	$16.74	0.05	(b)	(0.28)	(0.23)	(0.03)	(1.60)
July 31, 2019	$19.33	0.07		(0.71)	(0.64)	(0.04)	(1.91)
July 31, 2018	$18.02	0.05		3.19	3.24	(0.07)	(1.86)
July 31, 2017	$16.17	0.08		1.99	2.07	(0.03)	(0.19)
Institutional Shares
Year Ended:
July 31, 2021	$15.06	(—	)(b)(d)	8.04	8.04	(0.14)	(1.43)
July 31, 2020	$16.91	0.07	(b)	(0.28)	(0.21)	(0.04)	(1.60)
July 31, 2019	$19.50	0.08		(0.71)	(0.63)	(0.05)	(1.91)
July 31, 2018	$18.16	0.07		3.22	3.29	(0.09)	(1.86)
July 31, 2017	$16.30	0.09		2.02	2.11	(0.06)	(0.19)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Amount is less than $0.005 per share.

See notes to financial statements.

26

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses**^		Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Small Cap Stock Fund
Fund Shares
Year Ended:
July 31, 2021	(1.57)	$21.25	55.25%	1.10%		(0.04)%	1.10%		$818,576	85%
July 31, 2020	(1.63)	$14.88	(2.21)%	1.10%		0.33%	1.10%		$595,019	71%
July 31, 2019	(1.95)	$16.74	(2.07)%	1.06	%(c)	0.58%	1.06	%(c)	$694,015	84%
July 31, 2018	(1.93)	$19.33	19.21%	1.06	%(c)	0.31%	1.06	%(c)	$758,065	68%
July 31, 2017	(0.22)	$18.02	12.81%	1.09	%(c)	0.42%	1.09	%(c)	$658,038	53%
Institutional Shares
Year Ended:
July 31, 2021	(1.57)	$21.53	55.30%	1.04%		0.02%	1.05%		$644,802	85%
July 31, 2020	(1.64)	$15.06	(2.08)%	0.98%		0.45%	0.99%		$557,173	71%
July 31, 2019	(1.96)	$16.91	(1.98)%	0.96	%(c)	0.67%	0.96	%(c)	$904,981	84%
July 31, 2018	(1.95)	$19.50	19.36%	0.95	%(c)	0.42%	0.95	%(c)	$996,393	68%
July 31, 2017	(0.25)	$18.16	12.92%	0.97	%(c)	0.52%	0.97	%(c)	$892,691	53%

See notes to financial statements.

27

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Small Cap Stock Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$1,446,515	$—	$—	(a)	$1,446,515
Exchange-Traded Funds	1,905	—	—		1,905
Collateral for Securities Loaned	27,687	—	—		27,687
Total	$1,476,107	$—	$—		$1,476,107

(a)  Zero market value security.

As of July 31, 2021, there were no significant Level 3 holdings in the fair value hierarchy. For the year ended July 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of July 31, 2021, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality, short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the
30

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$26,619	$—	$27,687

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statement of Operations.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,146,700	$1,423,918

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of July 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.1%
USAA Cornerstone Equity Fund	0.4%
USAA Target Retirement Income Fund	0.7%
USAA Target Retirement 2030 Fund	1.6%
USAA Target Retirement 2040 Fund	2.3%
USAA Target Retirement 2050 Fund	1.6%
USAA Target Retirement 2060 Fund	0.2%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Small-Cap Core Funds Index. The Lipper Small-Cap Core Funds Index tracks the total return performance of the largest funds within the Lipper Small-Cap Core Funds category.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to July 31, 2021, performance adjustments were $348 and $401 for Fund Share and Institutional Shares, in thousands, respectively. Performance adjustments were 0.05% and 0.06% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM has entered into a Subadvisory Agreement with Wellington Management Company LLP ("Wellington Management") and Granahan Investment Management, Inc. ("GIMI"), under which GIMI and Wellington Management each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). These arrangements provide for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees. Effective March 19, 2021, Wellington Management is no longer a subadviser to the Fund.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 1.10% and 0.98% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of July 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2021.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021
Expires 2023	Expires 2024	Total
$64	$67	$131

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Small-Capitalization Stock Risk — The Fund is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,080	13	0.60%	$4,196

*  For the year ended July 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(18,047)	$18,047

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021			Year Ended July 31, 2020
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$35,074	$75,317	$110,391	$3,429	$145,015	$148,444

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$129,902	$152,346	$282,248	$322,611	$604,859

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, passive foreign investment company adjustments, and REITs/return of capital.

As of July 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,153,496	$395,721	$(73,110)	$322,611

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Small Cap Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Small Cap Stock Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

38

USAA Mutual Funds Trust	Supplemental Information July 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

39

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

40

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

41

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

42

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

43

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017) Chief Risk Officer, the Adviser (2009-2017) Chief Compliance Officer, the Adviser ( since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

44

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21- 7/31/21*	Hypothetical Expenses Paid During Period 2/1/21- 7/31/21*	Annualized Expense Ratio During Period 2/1/21- 7/31/21
Fund Shares	$1,000.00	$1,109.70	$1,019.44	$5.65	$5.41	1.08%
Institutional Shares	1,000.00	1,109.80	1,019.64	5.44	5.21	1.04%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

45

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Qualified Interest Income	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
11%	6%	4%	$35,599	$85,297

46

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

47

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40054-0921

JULY 31, 2021

Annual Report

USAA Value Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)	30
Trustees' and Officers' Information	30
Proxy Voting and Portfolio Holdings Information	36
Expense Examples	36
Additional Federal Income Tax Information	37
Liquidity Risk Management Program	38
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives and remember our collective spirit and perseverance. Markets endured this past

2

year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Value Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the U.S. Federal Reserve (the "Fed") and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period climbing from under 1% to 1.74%.

In the second quarter of 2021, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

During the last month of the reporting period, markets appeared to focus on the latest COVID-19 variant (delta) as rising infection numbers gave way to concerns around the reopening with mask mandates and other restrictions being reintroduced once again. During this time, large-cap growth names outperformed value and small-cap oriented securities.

•  How did the USAA Value Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended July 31, 2021, the Fund Shares, Institutional Shares, and Class A had a total return of 39.66%, 39.83%, and 39.88%, respectively. This compares to returns of 39.32% for the Russell 1000® Value Index (the "Index"), 40.71% for the

4

USAA Mutual Funds Trust

USAA Value Fund (continued)

Managers' Commentary (continued)

Russell 3000® Value Index, 39.82% for the Lipper Large-Cap Value Funds Index, and 45.55% for the Lipper Multi-Cap Value Funds Index.

•  What strategies did you employ during the reporting period?

The Fund outperformed the Index during the reporting period. Relative to the Index, the Fund was helped primarily by security selection, though sector allocations were also additive to performance. Stock selection in the information technology and materials sectors contributed most to the Fund's relative returns. From an allocation perspective, an overweight position in financials also helped performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Value Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	8/3/01	8/1/08	8/2/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Russell 1000® Value Index[1]	Russell 3000® Value Index[2]	Lipper Large-Cap Value Funds Index[3]	Lipper Multi-Cap Value Funds Index[4]
One Year	39.66%	39.83%	39.88%	31.86%	39.32%	40.71%	39.82%	45.55%
Five Year	9.91%	10.01%	9.71%	8.41%	11.41%	11.43%	12.86%	10.82%
Ten Year	10.35%	10.47%	10.06%	9.41%	12.08%	11.98%	12.05%	10.82%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Value Fund — Growth of $10,000

1The Russell 1000® Value Index is made of about 1,000 of the largest companies in the U.S. equity market. It represents top companies by market capitalization. It's made up of about 90% of the total market capitalization of all U.S. stocks. It is not possible to invest directly in an index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the unmanaged Russell 1000® Value or the unmanaged Russell 2000® Value indexes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The Lipper Large-Cap Value Funds Index tracks the total return performance of funds within the Lipper Large-Cap Value Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

4The Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Value Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term growth of capital.

Top 10 Equity Holdings*:

July 31, 2021

(% of Net Assets)

JPMorgan Chase & Co.	2.2%
Alphabet, Inc. Class A	2.0%
Johnson & Johnson	2.0%
Cboe Global Markets, Inc.	1.8%
Citigroup, Inc.	1.7%
Exelon Corp.	1.6%
Keurig Dr Pepper, Inc.	1.6%
Hill-Rom Holdings, Inc.	1.6%
Sealed Air Corp.	1.5%
Mondelez International, Inc. Class A	1.5%

Sector Allocation*

July 31, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.0%)
Communication Services (6.5%):
Alphabet, Inc. Class A (a)	8,340	$22,473
AT&T, Inc.	233,667	6,554
Comcast Corp. Class A	127,427	7,496
DISH Network Corp. Class A (a)	71,143	2,980
Electronic Arts, Inc.	27,098	3,901
Facebook, Inc. Class A (a)	40,500	14,430
Fox Corp. Class A	40,771	1,454
Liberty Media Corp.-Liberty SiriusXM Class C (a)	29,419	1,359
Omnicom Group, Inc.	40,672	2,962
Verizon Communications, Inc.	137,885	7,692
		71,301
Consumer Discretionary (7.5%):
Best Buy Co., Inc.	36,460	4,096
Dick's Sporting Goods, Inc. (b)	36,434	3,794
Dollar Tree, Inc. (a)	75,500	7,534
eBay, Inc.	45,589	3,110
Ford Motor Co. (a)	236,580	3,300
General Motors Co. (a)	197,262	11,213
Gentex Corp.	59,489	2,024
Lennar Corp. Class A	21,851	2,298
LKQ Corp. (a)	236,207	11,988
Magna International, Inc.	29,900	2,507
O'Reilly Automotive, Inc. (a)	6,139	3,707
Polaris, Inc.	23,771	3,116
PulteGroup, Inc.	64,297	3,528
Qurate Retail, Inc. Class A	119,662	1,419
Target Corp.	22,835	5,961
The Home Depot, Inc.	10,914	3,582
Tractor Supply Co.	13,349	2,415
Ulta Beauty, Inc. (a)	7,107	2,387
Yum! Brands, Inc.	45,121	5,928
		83,907
Consumer Staples (7.0%):
Altria Group, Inc.	114,654	5,508
Colgate-Palmolive Co.	45,469	3,615
General Mills, Inc.	42,032	2,474
Herbalife Nutrition Ltd. (a)	46,316	2,359
Keurig Dr Pepper, Inc.	498,792	17,562
Mondelez International, Inc. Class A	259,600	16,422
Nu Skin Enterprises, Inc. Class A	34,892	1,873
Philip Morris International, Inc.	68,794	6,886
Pilgrim's Pride Corp. (a)	63,533	1,407
Sprouts Farmers Market, Inc. (a)	79,823	1,962
The Hershey Co.	14,456	2,586
The Kroger Co.	102,404	4,168
The Procter & Gamble Co.	27,156	3,862

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tyson Foods, Inc. Class A	44,410	$3,174
Walmart, Inc.	21,700	3,093
		76,951
Energy (5.0%):
Cabot Oil & Gas Corp.	117,711	1,883
Chevron Corp.	67,990	6,922
ConocoPhillips	94,537	5,300
Enterprise Products Partners LP	435,824	9,837
EOG Resources, Inc.	44,619	3,251
Exxon Mobil Corp.	92,023	5,298
Hess Corp.	111,200	8,500
Phillips 66	32,384	2,378
Pioneer Natural Resources Co.	49,700	7,225
Valero Energy Corp.	63,300	4,239
		54,833
Financials (21.5%):
Aflac, Inc.	290,179	15,961
American Financial Group, Inc.	19,112	2,417
Ameriprise Financial, Inc.	20,629	5,313
Bank of America Corp.	179,400	6,882
Berkshire Hathaway, Inc. Class B (a)	28,310	7,878
Capital One Financial Corp.	30,846	4,988
Cboe Global Markets, Inc.	169,700	20,104
Citigroup, Inc.	275,757	18,646
Comerica, Inc.	221,000	15,175
Discover Financial Services	113,838	14,152
Everest Re Group Ltd.	9,313	2,355
Fifth Third Bancorp	99,100	3,596
JPMorgan Chase & Co.	162,671	24,691
KeyCorp	786,433	15,462
LPL Financial Holdings, Inc.	26,466	3,733
M&T Bank Corp.	16,251	2,175
MetLife, Inc.	95,587	5,515
MGIC Investment Corp.	252,208	3,491
OneMain Holdings, Inc.	39,530	2,411
Primerica, Inc.	9,930	1,452
Principal Financial Group, Inc.	55,164	3,427
Regions Financial Corp.	239,560	4,612
RenaissanceRe Holdings Ltd.	68,298	10,428
S&P Global, Inc.	12,491	5,355
SVB Financial Group (a)	4,643	2,553
Synchrony Financial	78,157	3,675
The Allstate Corp.	47,859	6,224
U.S. Bancorp	249,800	13,874
Voya Financial, Inc.	98,800	6,363
Wells Fargo & Co.	101,598	4,667
		237,575

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (16.1%):
AbbVie, Inc.	65,394	$7,605
Amgen, Inc.	11,080	2,676
Anthem, Inc.	10,560	4,055
Biogen, Inc. (a)	11,869	3,878
Bristol-Myers Squibb Co.	39,905	2,708
Cerner Corp.	15,349	1,234
Cigna Corp.	67,856	15,573
CVS Health Corp.	62,635	5,159
Gilead Sciences, Inc.	19,299	1,318
HCA Healthcare, Inc.	18,866	4,683
Hill-Rom Holdings, Inc.	126,400	17,501
Hologic, Inc. (a)	53,153	3,989
Humana, Inc.	32,824	13,978
Jazz Pharmaceuticals PLC (a)	15,430	2,616
Johnson & Johnson	125,623	21,632
Laboratory Corp. of America Holdings (a)	14,403	4,265
McKesson Corp.	14,804	3,017
Medtronic PLC	117,608	15,443
Merck & Co., Inc.	88,213	6,781
Organon & Co. (a)	4,088	119
Pfizer, Inc.	144,287	6,177
Quest Diagnostics, Inc.	71,197	10,095
Thermo Fisher Scientific, Inc.	4,446	2,401
UnitedHealth Group, Inc.	39,475	16,273
Universal Health Services, Inc. Class B	15,010	2,408
Zoetis, Inc.	17,863	3,621
		179,205
Industrials (11.2%):
3M Co.	49,350	9,769
Caterpillar, Inc.	12,538	2,592
Cintas Corp.	8,270	3,260
Cummins, Inc.	25,693	5,963
Eaton Corp. PLC	42,411	6,703
Emerson Electric Co.	59,802	6,034
Fastenal Co.	65,909	3,609
Graco, Inc.	27,727	2,165
GrafTech International Ltd.	146,040	1,660
Honeywell International, Inc.	33,309	7,787
Huntington Ingalls Industries, Inc.	13,706	2,812
Johnson Controls International PLC	119,500	8,534
L3Harris Technologies, Inc.	21,800	4,943
ManpowerGroup, Inc.	22,005	2,609
Masco Corp.	90,242	5,388
MSC Industrial Direct Co., Inc.	20,641	1,841
Otis Worldwide Corp.	49,265	4,412
Parker-Hannifin Corp.	21,000	6,553
Raytheon Technologies Corp.	70,067	6,092
Robert Half International, Inc.	39,647	3,894
Sensata Technologies Holding PLC (a)	135,200	7,925

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Union Pacific Corp.	50,116	$10,963
United Parcel Service, Inc. Class B	19,423	3,717
W.W. Grainger, Inc.	7,321	3,255
		122,480
Information Technology (10.6%):
Amdocs Ltd.	35,062	2,704
Broadcom, Inc.	6,969	3,383
CACI International, Inc. Class A (a)	10,419	2,781
CDW Corp.	20,289	3,720
Cisco Systems, Inc.	163,677	9,062
Citrix Systems, Inc.	22,217	2,238
Dell Technologies, Inc. Class C (a)	27,908	2,696
Euronet Worldwide, Inc. (a)	91,800	13,112
Fidelity National Information Services, Inc.	58,600	8,734
FleetCor Technologies, Inc. (a)	43,600	11,258
Fortinet, Inc. (a)	13,404	3,649
HP, Inc.	162,130	4,681
Intel Corp.	143,611	7,715
International Business Machines Corp.	12,839	1,810
Leidos Holdings, Inc.	75,491	8,034
Lumentum Holdings, Inc. (a)	37,987	3,191
Micron Technology, Inc. (a)	53,688	4,165
NetApp, Inc.	32,164	2,560
Oracle Corp.	65,212	5,683
Qorvo, Inc. (a)	17,198	3,261
Skyworks Solutions, Inc.	19,942	3,679
Texas Instruments, Inc.	19,611	3,738
The Western Union Co.	82,594	1,917
Ubiquiti, Inc.	4,852	1,519
Vontier Corp.	55,738	1,803
Zebra Technologies Corp. (a)	4,731	2,614
		119,707
Materials (5.2%):
Celanese Corp.	22,107	3,444
Dow, Inc.	40,321	2,506
Eastman Chemical Co.	23,300	2,626
Ferroglobe PLC (a) (c) (d)	545,600	—	(e)
Freeport-McMoRan, Inc.	121,600	4,632
Huntsman Corp.	108,671	2,870
LyondellBasell Industries NV Class A	40,264	3,999
Nucor Corp.	39,537	4,113
PPG Industries, Inc.	29,049	4,750
Reliance Steel & Aluminum Co.	18,286	2,874
Sealed Air Corp.	298,929	16,964
Vale SA, ADR	428,600	9,009
		57,787
Real Estate (3.5%):
Alexandria Real Estate Equities, Inc.	13,419	2,702
AvalonBay Communities, Inc.	14,037	3,198

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Brixmor Property Group, Inc.	104,570	$2,407
Gaming and Leisure Properties, Inc.	47,929	2,269
Healthpeak Properties, Inc.	69,118	2,555
Host Hotels & Resorts, Inc. (a)	702,300	11,188
Prologis, Inc.	50,515	6,468
Realty Income Corp.	36,593	2,572
Ventas, Inc.	54,737	3,272
VICI Properties, Inc. (b)	67,445	2,104
		38,735
Utilities (4.9%):
Evergy, Inc.	43,728	2,852
Exelon Corp.	381,941	17,875
FirstEnergy Corp.	111,360	4,267
NRG Energy, Inc.	80,833	3,334
PPL Corp.	132,334	3,754
The AES Corp.	143,827	3,409
UGI Corp.	72,572	3,338
Vistra Corp.	775,586	14,852
		53,681
Total Common Stocks (Cost $855,918)		1,096,162
Collateral for Securities Loaned^ (0.5%)
HSBC U.S. Government Money Market Fund I Shares, 0.03% (f)	5,437,223	5,437
Total Collateral for Securities Loaned (Cost $5,437)		5,437
Total Investments (Cost $861,355) — 99.5%		1,101,599
Other assets in excess of liabilities — 0.5%		5,131
NET ASSETS — 100.00%		$1,106,730

At July 31, 2021, the Fund's investments in foreign securities were 5.3% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of net assets as of July 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of July 31, 2021, illiquid securities were 0.0% of net assets.

(e)  Rounds to less than $1 thousand.

(f)  Rate disclosed is the daily yield on July 31, 2021.

ADR — American Depositary Receipt

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Value Fund
Assets:
Investments, at value (Cost $861,355)	$1,101,599	(a)
Cash	9,153
Receivables:
Interest and dividends	1,204
Capital shares issued	175
Investments sold	1,255
Prepaid expenses	24
Total Assets	1,113,410
Liabilities:
Payables:
Collateral received on loaned securities	5,437
Capital shares redeemed	325
Accrued expenses and other payables:
Investment advisory fees	621
Administration fees	129
Custodian fees	8
Transfer agent fees	94
Compliance fees	1
Trustees' fees	1
12b-1 fees	—	(b)
Other accrued expenses	64
Total Liabilities	6,680
Net Assets:
Capital	852,832
Total accumulated earnings/(loss)	253,898
Net Assets	$1,106,730
Net Assets
Fund Shares	$833,149
Institutional Shares	273,446
Class A	135
Total	$1,106,730
Shares (unlimited number of shares authorized with no par value):
Fund Shares	44,675
Institutional Shares	14,649
Class A	7
Total	59,331
Net asset value, offering and redemption price per share: (c)
Fund Shares	$18.65
Institutional Shares	18.67
Class A	18.59
Maximum Sales Charge — Class A	5.75%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$19.72

(a)  Includes $5,275 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

USAA Value Fund
Investment Income:
Dividends	$22,881
Interest	2
Securities lending (net of fees)	37
Foreign tax withholding	(24)
Total Income	22,896
Expenses:
Investment advisory fees	6,304
Administration fees — Fund Shares	1,163
Administration fees — Institutional Shares	255
Administration fees — Class A	8
Sub-Administration fees	56
12b-1 fees — Class A	13
Custodian fees	50
Transfer agent fees — Fund Shares	920
Transfer agent fees — Institutional Shares	255
Transfer agent fees — Class A	5
Trustees' fees	57
Compliance fees	7
Legal and audit fees	61
State registration and filing fees	69
Interfund lending fees	— (a)
Other expenses	108
Recoupment of prior expenses waived/reimbursed by Adviser	40
Total Expenses	9,371
Expenses waived/reimbursed by Adviser	(32)
Net Expenses	9,339
Net Investment Income (Loss)	13,557
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	98,636
Net change in unrealized appreciation/depreciation on investment securities	231,402
Net realized/unrealized gains (losses) on investments	330,038
Change in net assets resulting from operations	$343,595

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Value Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income (loss)	$13,557	$18,066
Net realized gains (losses) from investments	98,636	(94,069)
Net change in unrealized appreciation/depreciation on investments	231,402	(37,230)
Change in net assets resulting from operations	343,595	(113,233)
Distributions to Shareholders:
Fund Shares	(11,994)	(220,280)
Institutional Shares	(4,219)	(61,101)
Class A	(98)	(2,057)
Change in net assets resulting from distributions to shareholders	(16,311)	(283,438)
Change in net assets resulting from capital transactions	(153,593)	157,881
Change in net assets	173,691	(238,790)
Net Assets:
Beginning of period	933,039	1,171,829
End of period	$1,106,730	$933,039

(continues on next page)

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Value Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$54,246	$51,191
Distributions reinvested	11,845	217,411
Cost of shares redeemed	(188,167)	(192,266)
Total Fund Shares	$(122,076)	$76,336
Institutional Shares
Proceeds from shares issued	$8,135	$64,583
Distributions reinvested	4,219	61,090
Cost of shares redeemed	(35,937)	(44,124)
Total Institutional Shares	$(23,583)	$81,549
Class A
Proceeds from shares issued	$30	$32
Distributions reinvested	1	26
Cost of shares redeemed	(7,965)	(62)
Total Class A	$(7,934)	$(4)
Change in net assets resulting from capital transactions	$(153,593)	$157,881
Share Transactions:
Fund Shares
Issued	3,277	3,376
Reinvested	770	13,458
Redeemed	(11,798)	(13,085)
Total Fund Shares	(7,751)	3,749
Institutional Shares
Issued	523	3,808
Reinvested	274	3,777
Redeemed	(2,041)	(3,213)
Total Institutional Shares	(1,244)	4,372
Class A
Issued	2	2
Reinvested	— (a)	2
Redeemed	(442)	(5)
Total Class A	(440)	(1)
Change in Shares	(9,435)	8,120

(a)  Rounds to less than 1 thousand shares.

See notes to financial statements.

16

This page is intentionally left blank.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Value Fund
Fund Shares
Year Ended: July 31, 2021	$13.57	0.21	(b)	5.12	5.33	(0.19)	(0.06)
July 31, 2020	$19.32	0.26	(b)	(1.39)	(1.13)	(0.21)	(4.41)
July 31, 2019	$22.01	0.25		(0.54)	(0.29)	(0.24)	(2.16)
July 31, 2018	$21.55	0.21		1.84	2.05	(0.21)	(1.38)
July 31, 2017	$19.41	0.27		2.74	3.01	(0.29)	(0.58)
Institutional Shares
Year Ended: July 31, 2021	$13.58	0.22	(b)	5.13	5.35	(0.20)	(0.06)
July 31, 2020	$19.33	0.27	(b)	(1.39)	(1.12)	(0.22)	(4.41)
July 31, 2019	$22.00	0.28	(b)	(0.55)	(0.27)	(0.24)	(2.16)
July 31, 2018	$21.54	0.23		1.84	2.07	(0.23)	(1.38)
July 31, 2017	$19.40	0.30		2.73	3.03	(0.31)	(0.58)
Class A
Year Ended: July 31, 2021	$13.48	0.16	(b)	5.17	5.33	(0.16)	(0.06)
July 31, 2020	$19.24	0.23	(b)	(1.39)	(1.16)	(0.19)	(4.41)
July 31, 2019	$21.91	0.20		(0.55)	(0.35)	(0.16)	(2.16)
July 31, 2018	$21.46	0.15		1.83	1.98	(0.15)	(1.38)
July 31, 2017	$19.32	0.23		2.72	2.95	(0.23)	(0.58)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects increased trading activity due to current year transition or asset allocation shift.

(d)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The expenses paid indirectly decreased the expense ratio by less than 0.01%.

(e)  Prior to December 1, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Class A to 1.30% of Class A average daily net assets.

(f)  Effective December 1, 2016, AMCO voluntarily agreed to limit the annual expenses of Class A to 1.30% of the Class A average daily net assets.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses**^		Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Value Fund
Fund Shares
Year Ended: July 31, 2021	(0.25)	$18.65	39.66%	0.92%		1.29%	0.92%		$833,149	55%
July 31, 2020	(4.62)	$13.57	(9.43)%	0.96%		1.69%	0.97%		$711,182	74%
July 31, 2019	(2.40)	$19.32	(0.11)%	0.96%		1.35%	0.96%		$940,515	108	%(c)
July 31, 2018	(1.59)	$22.01	9.69%	0.99%		1.10%	0.99%		$1,007,712	29%
July 31, 2017	(0.87)	$21.55	15.72%	1.08	%(d)	1.37%	1.08	%(d)	$936,630	27%
Institutional Shares
Year Ended: July 31, 2021	(0.26)	$18.67	39.83%	0.84%		1.36%	0.85%		$273,446	55%
July 31, 2020	(4.63)	$13.58	(9.40)%	0.88%		1.75%	0.89%		$215,830	74%
July 31, 2019	(2.40)	$19.33	(0.02)%	0.88%		1.42%	0.88%		$222,701	108	%(c)
July 31, 2018	(1.61)	$22.00	9.79%	0.91%		1.18%	0.91%		$640,281	29%
July 31, 2017	(0.89)	$21.54	15.86%	0.98	%(d)	1.48%	0.98	%(d)	$591,384	27%
Class A
Year Ended: July 31, 2021	(0.22)	$18.59	39.88%	1.21%		1.02%	1.65%		$135	55%
July 31, 2020	(4.60)	$13.48	(9.66)%	1.21%		1.45%	1.21%		$6,027	74%
July 31, 2019	(2.32)	$19.24	(0.44)%	1.27	%(e)	1.03%	1.31%		$8,613	108	%(c)
July 31, 2018	(1.53)	$21.91	9.41%	1.30%		0.79%	1.30%		$9,807	29%
July 31, 2017	(0.81)	$21.46	15.46%	1.33	%(d)(f)	1.13%	1.38	%(d)	$9,626	27%

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Value Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$1,096,162	$—	$—	(a)	$1,096,162
Collateral for Securities Loaned	5,437	—	—		5,437
Total	$1,101,599	$—	$—	(a)	$1,101,599

(a)  Zero market value security

As of July 31, 2021, there were no significant Level 3 holdings in the fair value hierarchy.

For the year ended July 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality, short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$5,275	$—	$5,437

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$563,628	$718,655

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of July 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.2%
USAA Cornerstone Equity Fund	1.0%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of the largest funds within the Lipper Multi-Cap Value Funds category.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to July 31, 2021, performance fees were $(332), $(94), and $(3) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.04)%, (0.04)%, and (0.06)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administrative and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended July 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended July 31, 2021, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 0.96%, 0.88%, and 1.27% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of July 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2021.

Expires 2023	Expires 2024	Total
$78	$32	$110

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Investment Style Risk — The Fund uses a value-oriented investment strategy to select investments. The strategy may be out of favor or may not produce the intended results over short or longer time periods. The strategy may, at times, substantially underperform funds that utilize other investment strategies, such as growth.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29,

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,551	5	0.59%	$2,787

*  For the year ended July 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021		Year Ended July 31, 2020
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$16,311	$16,311	$18,889	$264,549	$283,438

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$8,103	$16,467	$(2)	$24,568	$229,330	$253,898

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, and partnership.

As of July 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

During the tax year ended July 31, 2021, the Fund utilized $80,366 thousand of short-term capital loss carryforwards.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$872,269	$251,764	$(22,434)	$229,330
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Value Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

29

USAA Mutual Funds Trust	Supplemental Information July 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

34

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

35

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21- 7/31/21*	Hypothetical Expenses Paid During Period 2/1/21- 7/31/21*	Annualized Expense Ratio During Period 2/1/21- 7/31/21
Fund Shares	$1,000.00	$1,201.70	$1,020.23	$5.02	$4.61	0.92%
Institutional Shares	1,000.00	1,202.20	1,020.63	4.59	4.21	0.84%
Class A	1,000.00	1,205.60	1,018.89	6.51	5.96	1.19%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

36

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021:

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Qualified Interest Income
96%	53%	3%

37

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40846-0921

JULY 31, 2021

Annual Report

USAA Income Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	43
Statement of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights	48
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	62
Supplemental Information (Unaudited)	63
Trustees' and Officers' Information	63
Proxy Voting and Portfolio Holdings Information	69
Expense Examples	69
Additional Federal Income Tax Information	70
Liquidity Risk Management Program	71
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives and remember our collective spirit and perseverance. Markets endured this past year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

USAA Mutual Funds Trust

USAA Income Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Unprecedented is a word that has been used quite a bit over the last year or so. Never in the history of the United States (and most, if not all, of the world for that matter) has most of the country's economy been put into a self-imposed shut down. The COVID-19 pandemic was the reason for this self-imposed shutdown, which led to unprecedented economic results. For example, at its low point, U.S. employment shrank by almost 21 million people in one month alone. The pre-COVID-19 unemployment rate jumped from a very low 3.5% to a high of 14.8%, all in a matter of two months. Similarly, real GDP saw a collapse of -31.2% in the second quarter of 2020. While these numbers are unprecedented, there was other human and economic damage that stemmed from the pandemic, including bankruptcies (both business and personal), deferred health care, and other human tragedies that are difficult, if not impossible, to measure.

Thankfully, the United States and the world are beginning to emerge from this unprecedented tragedy. Most states have lifted their lockdowns, and life has begun returning to normal. The economy started adding jobs in May 2020, but still remains about five million jobs short of the jobs that were lost during the pandemic, but we are seeing progress every month. Likewise, GDP jumped 33.8% in the third quarter of 2020, and has been relatively strong since. One result of returning to normal, however, has been a surge in inflation.

Higher inflation was a trigger that led to the recent increase in interest rates, causing the yield curve to steepen, especially in the one year and longer part of the Treasury curve, as the market began pricing in increases in the short term Federal Funds rate. The widely followed Consumer Price Index ("CPI") began showing the effects of the economy getting back to normal in March 2021, as CPI posted a 2.6% increase, and then a string of higher monthly numbers: 4.2%, 5%, 5.40%, and 5.40% from April through July 2021, respectively. While these rates are higher than they have been, this increase is likely transitory, as most of the increase has been in used car prices, gasoline, and rents, demand for which was suppressed during the pandemic. In fact, if we take the average monthly CPI from March 2020 through July 2021 (to account for lower CPI during the pandemic), the average is 2.1%, which is just slightly over the 2019 average monthly CPI of 1.82%.

Credit spreads spiked in March 2020 and hit their high point at 373 basis points ("bps"), but decreased relatively quickly during the year. They are now lower than pre-pandemic spreads: the Bloomberg U.S. Aggregate Investment Grade Corporate Index option adjusted spread was 93 bps at December 31, 2019, and ended July 2021 at 86 bps. Year over year by ratings, AAA, AA, A, and BBB spreads fell by 13, 29, 31, and 66 bps, respectively. High-yield spreads decreased by 195 bps. (Spreads generally are considered an indication of risk; the wider the spread, the greater the perceived risk.)

No doubt, the unprecedented stimulus from the federal and state governments, in the form of direct payments to consumers and businesses (funded by unprecedented borrowing), helped calm markets and allowed out of work employees to manage for a time without a paycheck. Likewise, the U.S. Federal Reserve (the "Fed") corporate bond

USAA Mutual Funds Trust

USAA Income Fund (continued)

Managers' Commentary (continued)

buying programs and effectively zero short term interest rates helped the credit markets stay open. Many corporations took advantage of cheap funding and borrowed heavily to have adequate cash to help survive the lockdowns.

For its part, the Fed appears committed to an effectively zero Federal Funds rate for the near term, indicating no increases until 2023. Although Treasury rates have recently risen and the yield curve has steepened, rates remain below year end 2019 by 152 bps at the short end of the curve, 68 bps for the 10 year, and by 50 bps at the long end.

•  How did the USAA Income Fund (the "Fund") perform during the reporting period?

The Fund has five share classes: Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares. For the reporting period ended July 31, 2021, the Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares had total returns of 3.75%, 3.80%, 3.50%, 2.73%, and 3.90%, respectively. This compares to returns of -0.70% for the Bloomberg U.S. Aggregate Bond Index (the "Index") and 1.86% for the Lipper A Rated Bond Funds Index.

•  What strategies did you employ during the reporting period?

The Fund outperformed the Index over the past year as asset allocation and security selection within the Fund contributed significantly to performance.

Relative to the Index, the Fund was helped by its allocation to, and security selection within, corporate bonds. Within corporate bonds, the Fund benefited from investments in banking, life insurance, energy, airlines, metals and mining and healthcare. The Fund also benefited from investments in taxable municipal securities and asset-backed securities, many of which we purchased when the markets were disrupted due to COVID-19. An underweight to U.S. Treasury securities and 30-year agency residential mortgage-backed securities also benefited performance as these asset types had negative overall returns during the reporting period unlike most other asset types within the fixed income index. The Fund's holdings of agency commercial mortgage-backed securities and cash detracted slightly from performance. We continued to adhere to our disciplined investment approach, which is to maintain an attractive yield with an acceptable level of risk. From a credit risk perspective, our higher exposure relative to the Index in single-A, BBB, and high yield bonds contributed most to performance.

To identify attractive investment opportunities, we worked with our in-house team of credit analysts, continuing to build the portfolio bond-by-bond, through fundamental bottom-up analysis. We seek ideas where our fundamental understanding of the credit risk is different than the market. This approach, we believe, will generate total returns that may outperform our peers over the long run, with less volatility. Our credit analysts review all securities considered for purchase and assign their own independent credit rating. As always, they continuously monitor every holding in the Fund. We are committed to building a portfolio diversified among multiple asset classes and across many issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

Thank you for allowing us to assist you with your investment needs.

USAA Mutual Funds Trust

USAA Income Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

	Fund Shares	Institutional Shares	Class A		Class C		R6 Shares
INCEPTION DATE	3/4/74	8/1/08	8/2/10		6/29/20		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Bloomberg U.S. Aggregate Bond Index[1]	Lipper A Rated Bond Funds Index[2]
One Year	3.75%	3.80%	3.50%	1.18%	2.73%	1.74%	3.90%	–0.70%	1.86%
Five Year	4.40%	4.47%	4.17%	3.70%	NA	NA	NA	3.13%	5.02%
Ten Year	4.38%	4.46%	4.11%	3.88%	NA	NA	NA	3.35%	4.93%
Since Inception	NA	NA	NA	NA	4.52%	4.52%	5.60%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Income Fund — Growth of $10,000

1The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

USAA Mutual Funds Trust USAA Income Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks maximum current income without undue risk to principal.

Asset Allocation*:

July 31, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (6.1%)
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class D, 3.08%, 12/18/23, Callable 5/18/22 @ 100	$1,921	$1,960
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C, 2.60%, 9/18/23, Callable 5/18/22 @ 100	3,929	3,956
AmeriCredit Automobile Receivables Trust, Series 2018-2, Class C, 3.59%, 6/18/24, Callable 11/18/22 @ 100	4,000	4,103
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 8/15/28, Callable 1/15/23 @ 100 (a)	4,500	4,582
Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class B, 3.36%, 11/20/22, Callable 12/20/21 @ 100 (a)	4,000	4,019
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class B, 4.27%, 3/20/25, Callable 4/20/24 @ 100 (a)	5,250	5,648
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class B, 2.65%, 3/20/26, Callable 4/20/25 @ 100 (a)	12,500	13,059
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class B, 3.55%, 9/22/25, Callable 10/20/24 @ 100 (a)	7,500	8,008
BCC Funding Corp. XVI LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24, Callable 5/20/23 @ 100 (a)	4,555	4,602
BCC Funding XVII LLC, Series 2020-1, Class A2, 0.91%, 8/20/25, Callable 7/20/24 @ 100 (a)	1,875	1,881
California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.33%, 4/15/25, Callable 9/15/22 @ 100	2,300	2,394
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B, 3.63%, 1/19/24, Callable 3/19/22 @ 100 (a)	1,250	1,273
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class A4, 1.89%, 3/19/25, Callable 5/19/23 @ 100 (a)	6,067	6,206
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class B, 2.00%, 7/21/25, Callable 5/19/23 @ 100 (a)	2,000	2,050
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class C, 4.07%, 3/19/25, Callable 3/19/22 @ 100 (a)	1,590	1,623
CARDS II Trust, Series 2021-1A, Class A, 0.60%, 4/15/27 (a)	11,500	11,508
CarMax Auto Owner Trust, Series 2018-4, Class D, 4.15%, 4/15/25, Callable 10/15/22 @ 100	1,470	1,529
CarMax Auto Owner Trust, Series 2020-2, Class B, 2.90%, 8/15/25, Callable 8/15/23 @ 100	3,611	3,780
CarMax Auto Owner Trust, Series 2017-3, Class D, 3.46%, 10/16/23, Callable 9/15/21 @ 100	2,000	2,007
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 8/15/23 @ 100	6,375	6,596
CarMax Auto Owner Trust, Series 2019-1, Class B, 3.45%, 11/15/24, Callable 12/15/22 @ 100	1,924	2,006
CarNow Auto Receivables Trust, Series 2021-1A, Class A, 0.97%, 10/15/24, Callable 1/15/24 @ 100 (a)	3,293	3,296
Carvana Auto Receivables Trust, Series 2021-P2, Class B, 1.27%, 3/10/27, Callable 4/10/25 @ 100	9,000	9,098
CCG Receivables Trust, Series 2020-1, Class C, 1.84%, 12/14/27, Callable 7/14/24 @ 100 (a)	2,000	2,050
CF Hippolyta LLC, Series 2021-1A, Class A1, 1.53%, 3/15/61, Callable 3/15/24 @ 100 (a)	2,991	3,043

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Chesapeake Funding LLC, Series 2018-2A, Class B, 3.52%, 8/15/30, Callable 10/15/21 @ 100 (a)	$6,000	$6,037
Chesapeake Funding LLC, Series 2018-3A, Class C, 3.81%, 1/15/31, Callable 10/15/22 @ 100 (a)	6,000	6,225
CIT Education Loan Trust, Series 2007-1, Class B, 0.45% (LIBOR03M+30bps), 6/25/42, Callable 9/25/31 @ 100 (a) (b)	4,071	3,762
CNH Equipment Trust, Series 2020-A, Class B, 2.30%, 10/15/27, Callable 4/15/24 @ 100	1,100	1,147
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84%, 6/16/25, Callable 12/15/22 @ 100 (a)	2,500	2,518
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.39%, 4/16/29, Callable 2/15/24 @ 100 (a)	4,118	4,255
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 5/15/30, Callable 11/15/24 @ 100 (a)	2,327	2,339
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class B, 1.26%, 4/15/30, Callable 12/15/24 @ 100 (a)	5,885	5,905
Crossroads Asset Trust, Series 2021-A, Class A2, 0.82%, 3/20/24 (a)	1,687	1,690
Dell Equipment Finance Trust, Series 2020-1, Class A3, 2.24%, 2/22/23, Callable 10/22/22 @ 100 (a)	3,000	3,051
Dell Equipment Finance Trust, Series 2020-1, Class B, 2.98%, 4/24/23, Callable 10/22/22 @ 100 (a)	1,550	1,595
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A, 1.76%, 4/15/49, Callable 9/20/25 @ 100 (a)	5,667	5,704
Encina Equipment Finance LLC, Series 2021-1A, Class A2, 0.74%, 12/15/26, Callable 4/15/24 @ 100 (a)	2,046	2,044
Enterprise Fleet Financing LLC, Series 2020-1, Class A3, 1.86%, 12/22/25 (a)	6,150	6,339
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 7/15/23 @ 100 (a)	4,215	4,232
Exeter Automobile Receivables Trust, Series 2020-2A, Class B, 2.08%, 7/15/24, Callable 9/15/23 @ 100 (a)	3,594	3,618
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 6/15/22 @ 100 (a)	8,000	8,249
ExteNet LLC, Series 2019-1A, Class A2, 3.20%, 7/26/49, Callable 1/25/23 @ 100 (a)	5,625	5,802
First Investors Auto Owner Trust, Series 2019-2A, Class C, 2.71%, 12/15/25, Callable 12/15/22 @ 100 (a)	4,463	4,568
First Investors Auto Owner Trust, Series 2018-2A, Class F, 7.31%, 9/15/25, Callable 8/15/22 @ 100 (a)	3,150	3,292
First Investors Auto Owner Trust, Series 2020-1A, Class B, 1.85%, 2/17/26, Callable 11/15/22 @ 100 (a)	3,880	3,920
Flagship Credit Auto Trust, Series 2020-2, Class D, 5.75%, 4/15/26, Callable 8/15/23 @ 100 (a)	3,898	4,291
Flagship Credit Auto Trust, Series 2016-4, Class D, 3.89%, 11/15/22, Callable 9/15/21 @ 100 (a)	4,316	4,331
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	14,314	14,976
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04%, 8/15/31, Callable 2/15/25 @ 100 (a)	5,333	5,566

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ford Credit Auto Owner Trust, Series 2020-1, Class C, 2.54%, 8/15/31, Callable 2/15/25 @ 100 (a)	$4,000	$4,197
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class B, 0.87%, 1/15/26, Callable 11/15/24 @ 100 (a)	3,281	3,289
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class B, 2.43%, 11/15/24, Callable 4/15/23 @ 100 (a)	2,775	2,825
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class B, 2.54%, 8/18/25, Callable 5/16/23 @ 100	1,500	1,561
Hertz Vehicle Financing III LP, Series 2021-2A, Class A, 1.68%, 12/27/27 (a)	9,000	9,122
Hertz Vehicle Financing III LP, Series 2021-2A, Class C, 2.52%, 12/27/27 (a)	3,667	3,723
Hertz Vehicle Financing LLC, Series 2021-1A, Class C, 2.05%, 12/26/25 (a)	2,000	2,018
HPEFS Equipment Trust, Series 2020-2A, Class B, 1.20%, 7/22/30, Callable 5/20/23 @ 100 (a)	8,333	8,411
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 6/20/22 @ 100 (a)	2,700	2,739
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 1/20/23 @ 100 (a)	3,846	3,902
HPEFS Equipment Trust, Series 2021-2A, Class C, 0.88%, 9/20/28, Callable 7/20/24 @ 100 (a)	7,686	7,697
Master Credit Card Trust, Series 2021-1A, Class C, 1.06%, 11/21/25 (a)	4,500	4,496
Master Credit Card Trust, Series 2020-1A, Class B, 2.27%, 9/23/24 (a)	834	859
Master Credit Card Trust, Series 2021-1A, Class B, 0.79%, 11/21/25 (a)	1,615	1,613
MMAF Equipment Finance LLC, Series 2015-A, Class A5, 2.49%, 2/19/36, Callable 7/16/22 @ 100 (a)	1,557	1,566
MMAF Equipment Finance LLC, Series 2017-A, Class A5, 2.68%, 7/16/27, Callable 10/16/24 @ 100 (a)	2,750	2,812
MVW LLC, Series 2021-1WA, Class A, 1.14%, 1/22/41, Callable 12/20/28 @ 100 (a)	1,830	1,833
Navient Student Loan Trust, Series 2015-2, Class B, 1.59% (LIBOR01M+150bps), 8/25/50, Callable 10/25/29 @ 100 (b)	3,000	2,984
Navient Student Loan Trust, Series 2018-2A, Class B, 1.24% (LIBOR01M+115bps), 3/25/67, Callable 8/25/33 @ 100 (a) (b)	3,500	3,390
Nelnet Student Loan Trust, Series 2005-4, Class B, 0.41% (LIBOR03M+28bps), 9/22/35, Callable 6/22/28 @ 100 (b)	1,000	907
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49 (a)	5,486	5,479
NP SPE II LLC, Series 2017-1A, Class A2, 4.22%, 10/21/47, Callable 10/20/27 @ 100 (a)	15,625	16,232
OSCAR U.S. Funding Trust IX LLC, Series 2018-2A, Class A4, 3.63%, 9/10/25 (a)	12,000	12,321
OSCAR U.S. Funding Trust LLC, Series 2018-1A, Class A4, 3.50%, 5/12/25 (a)	3,948	4,032
Progress Residential Trust, Series 2021-SFR6, Class B, 1.75%, 7/17/38, Callable 7/17/26 @ 100 (a)	3,938	3,971
Progress Residential Trust, Series 2021-SFR6, Class A, 1.52%, 7/17/38, Callable 7/17/26 @ 100 (a)	4,400	4,438
PSNH Funding LLC, Series 2018-1, Class A3, 3.81%, 2/1/35	15,545	18,163
Renew, Series 2017-2, Class A, 3.22%, 9/22/53, Callable 12/20/26 @ 100 (a)	933	978

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Renew, Series 2018-1, Class A, 3.95%, 9/20/53, Callable 3/20/26 @ 100 (a)	$3,658	$3,908
Santander Consumer Auto Receivables Trust, Series 2020-AA, Class D, 5.49%, 4/15/26, Callable 7/15/23 @ 100 (a)	1,500	1,632
Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.03%, 2/15/24, Callable 3/15/23 @ 100	2,680	2,689
SCF Equipment Leasing LLC, Series 2020-1A, Class A3, 1.19%, 10/20/27, Callable 5/20/25 @ 100 (a)	10,000	10,059
SCF Equipment Leasing LLC, Series 2019-1A, Class B, 3.49%, 1/20/26, Callable 8/20/21 @ 100 (a)	3,250	3,254
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 5/20/25 @ 100 (a)	3,824	3,909
SLM Student Loan Trust, Series 2006-10, Class B, 0.35% (LIBOR03M+22bps), 3/25/44, Callable 7/25/32 @ 100 (b)	1,764	1,650
SLM Student Loan Trust, Series 2003-14, Class B, 0.68% (LIBOR03M+55bps), 10/25/65, Callable 7/25/29 @ 100 (b)	1,458	1,374
SLM Student Loan Trust, Series 2007-1, Class B, 0.35% (LIBOR03M+22bps), 1/27/42, Callable 7/25/29 @ 100 (b)	6,145	5,726
SLM Student Loan Trust, Series 2012-6, Class B, 1.09% (LIBOR01M+100bps), 4/27/43, Callable 9/25/28 @ 100 (b)	20,862	20,224
SLM Student Loan Trust, Series 2006-9, Class B, 0.36% (LIBOR03M+23bps), 1/25/41, Callable 1/25/33 @ 100 (b)	4,379	4,113
SLM Student Loan Trust, Series 2007-7, Class B, 0.88% (LIBOR03M+75bps), 10/27/70, Callable 1/25/24 @ 100 (b)	5,740	5,511
SLM Student Loan Trust, Series 2005-9, Class B, 0.43% (LIBOR03M+30bps), 1/25/41, Callable 4/25/31 @ 100 (b)	1,328	1,247
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	18,417	19,421
Tesla Auto Lease Trust, Series 2020-A, Class B, 1.18%, 1/22/24, Callable 4/20/23 @ 100 (a)	5,500	5,558
Toyota Auto Loan Extended Note Trust, Series 2021-1A, Class A, 1.07%, 2/27/34, Callable 2/25/26 @ 100 (a) (c)	5,500	5,537
Transportation Finance Equipment Trust, Series 2019-1, Class B, 2.06%, 5/23/24, Callable 4/23/23 @ 100 (a)	1,095	1,126
United Auto Credit Securitization Trust, Series 2019-1, Class E, 4.29%, 8/12/24, Callable 2/10/22 @ 100 (a)	3,000	3,049
VB-S1 Issuer LLC, Series 2018-1A, Class C, 3.41%, 2/15/48, Callable 2/15/22 @ 100 (a)	7,850	7,957
VB-S1 Issuer LLC, Series 2020-1A, Class C2, 3.03%, 6/15/50, Callable 6/15/24 @ 100 (a)	1,400	1,472
Wepco Environmental Trust Finance I LLC, Series 2021-1, Class A, 1.58%, 12/15/35	9,000	9,186
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 2/15/22 @ 100 (a)	2,145	2,161
Westlake Automobile Receivables Trust, Series 2021-2A, Class B, 0.62%, 7/15/26, Callable 7/15/25 @ 100 (a)	6,500	6,490
Westlake Automobile Receivables Trust, Series 2019-1A, Class C, 3.45%, 3/15/24, Callable 9/15/22 @ 100 (a)	1,649	1,659
World Omni Auto Receivables Trust, Series 2018-D, Class C, 3.87%, 8/15/25, Callable 9/15/22 @ 100	4,000	4,152
Total Asset-Backed Securities (Cost $482,482)		494,355

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (4.9%)
Aventura Mall Trust, Series 2018-AVM, Class D, 4.11%, 7/5/40 (a) (c)	$4,000	$4,018
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33, Callable 4/14/25 @ 100 (a)	9,027	9,657
Banc of America Commercial Mortgage Trust, Series 2006-3, Class AM, 5.66%, 7/10/44 (c)	1,937	279
BANK, Series 2017-BNK4, Class B, 4.00%, 5/15/50, Callable 3/15/27 @ 100	5,600	6,171
BANK, Series 2019-BN24, Class ASB, 2.93%, 11/15/62, Callable 3/15/29 @ 100	7,123	7,721
Benchmark Mortgage Trust, Series 2020-B17, Class ASB, 2.18%, 3/15/53, Callable 11/15/29 @ 100	9,900	10,330
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, 3.54%, 3/9/44 (a) (c)	5,000	5,393
BX Commercial Mortgage Trust, Series 2019-XL, Class B, 1.17% (LIBOR01M+108bps), 10/15/36 (a) (b)	5,516	5,526
BX Commercial Mortgage Trust, Series 2020-VIV4, Class A, 2.84%, 12/30/30 (a)	1,875	1,993
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41 (a)	9,231	10,105
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class ASB, 2.94%, 1/15/53, Callable 3/15/29 @ 100	6,000	6,500
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class AS, 3.86%, 7/10/47, Callable 7/10/24 @ 100	4,000	4,310
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3, 3.36%, 7/10/47, Callable 6/10/24 @ 100	5,589	5,902
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class C, 4.68%, 1/10/36 (a)	8,100	8,725
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AAB, 2.61%, 1/15/53, Callable 11/15/29 @ 100	10,000	10,701
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	10,000	10,469
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class AS, 3.79%, 9/15/50, Callable 9/15/27 @ 100 (c)	9,500	10,586
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class AS, 3.02%, 8/10/56, Callable 8/10/29 @ 100	10,339	11,147
COMM Mortgage Trust, Series 2012-CCRE4, Class AM, 3.25%, 10/15/45, Callable 10/15/22 @ 100	8,600	8,695
COMM Mortgage Trust, Series 2012-CCRE3, Class AM, 3.42%, 10/15/45, Callable 9/15/22 @ 100 (a)	5,925	6,021
COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50, Callable 5/10/25 @ 100 (c)	2,000	2,203
COMM Mortgage Trust, Series 2012-CCRE1, Class XA, 1.86%, 5/15/45, Callable 5/15/22 @ 100 (c) (d)	26,779	182
COMM Mortgage Trust, Series 2014-CCRE19, Class AM, 4.08%, 8/10/47, Callable 8/10/24 @ 100	7,500	8,187
COMM Mortgage Trust, Series 2015-LC23, Class AM, 4.16%, 10/10/48 (c)	6,300	6,934
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.32%, 7/10/50, Callable 6/10/25 @ 100 (c)	2,500	2,729
COMM Mortgage Trust, Series 2020-CX, Class A, 2.17%, 11/10/46, Callable 11/10/30 @ 100 (a)	3,500	3,585

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
COMM Mortgage Trust, Series 2012-CR4, Class XA, 1.69%, 10/15/45, Callable 8/15/22 @ 100 (c) (d)	$53,074	$783
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49, Callable 8/10/24 @ 100 (a) (c)	10,500	11,264
CSMC Trust, Series 2020-West, Class A, 3.04%, 2/15/35, Callable 2/15/30 @ 100 (a)	2,500	2,659
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36, Callable 8/10/26 @ 100 (a)	4,750	4,925
DBJPM Mortgage Trust, Series 2016-SFC, Class B, 3.24%, 8/10/36, Callable 8/10/26 @ 100 (a)	2,500	2,628
Extended Stay America Trust, Series 2021-ESH, Class B, 1.47% (LIBOR01M+138bps), 7/15/38 (a) (b)	5,056	5,070
Federal Home Loan Mortgage Corp., Series KC02, Class A2, 3.37%, 7/25/25, Callable 7/25/25 @ 100 (e)	10,000	10,593
Federal Home Loan Mortgage Corp., Series K020, Class X1, 1.33%, 5/25/22, Callable 2/25/22 @ 100 (c) (d)	81,444	628
Federal Home Loan Mortgage Corp., Series KIR1, Class A2, 2.85%, 3/25/26, Callable 3/25/26 @ 100 (e)	12,000	12,970
FREMF Mortgage Trust, Series 2019-K99, Class B, 3.65%, 10/25/52, Callable 9/25/29 @ 100 (a) (c)	10,000	11,092
GS Mortgage Securities Corp., Series 2013-GC10, Class B, 3.68%, 2/10/46, Callable 1/10/23 @ 100 (a)	10,000	10,324
GS Mortgage Securities Corp., Series 2005-ROCK, Class X1, 0.21%, 5/3/32 (a) (c) (d)	190,667	1,865
GS Mortgage Securities Corp., Series 2013-GC10, Class AS, 3.28%, 2/10/46, Callable 1/10/23 @ 100	5,000	5,203
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)	4,667	4,708
GS Mortgage Securities Corp. Trust, Series 2017-GPTX, Class A, 2.86%, 5/10/34 (a)	2,000	1,998
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45, Callable 2/10/22 @ 100 (e)	1,044	1,049
GS Mortgage Securities Trust, Series 2012-GCJ7, Class XA, 1.79%, 5/10/45, Callable 5/10/22 @ 100 (c) (d)	9,789	36
GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.91%, 2/13/53, Callable 12/13/29 @ 100	4,231	4,593
GS Mortgage Securities Trust, Series 2020-GC45, Class AAB, 2.84%, 2/13/53, Callable 9/13/29 @ 100	3,571	3,858
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class B, 2.08%, 1/5/40 (a)	2,500	2,533
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class AS, 4.44%, 2/15/47, Callable 2/15/24 @ 100 (c)	9,000	9,607
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class B, 4.82%, 5/15/45, Callable 4/15/22 @ 100 (c)	10,697	10,865
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class B, 5.07%, 11/15/43, Callable 8/15/21 @ 100 (a) (c)	4,000	3,998
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CIBX, Class AS, 4.27%, 6/15/45, Callable 6/15/22 @ 100	11,745	11,973
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class C, 5.68%, 11/15/43, Callable 8/15/21 @ 100 (a) (c)	15,000	14,957

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Manhattan West, Series 2020-1MW, Class A, 2.13%, 9/10/40 (a)	$8,000	$8,278
Morgan Stanley Bank of America Merrill Lynch Trust, Series C9, Class AS, 3.46%, 5/15/46, Callable 4/15/23 @ 100	3,200	3,322
Morgan Stanley Capital Trust, Series 2012-C4, Class AS, 3.77%, 3/15/45, Callable 3/15/22 @ 100	3,000	3,034
Morgan Stanley Capital Trust, Series 2015-MS1, Class AS, 4.03%, 5/15/48, Callable 6/15/25 @ 100 (c)	7,000	7,611
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 7/15/41 (a)	5,200	5,507
UBS Commercial Mortgage Trust, Series 2012-C1, Class AS, 4.17%, 5/10/45, Callable 4/10/22 @ 100	9,375	9,537
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.02%, 5/10/45, Callable 4/10/22 @ 100 (a) (c) (d)	39,460	196
UBS Commercial Mortgage Trust, Series 2012-C1, Class B, 4.82%, 5/10/45, Callable 4/10/22 @ 100	15,000	15,269
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class ASEC, 4.18%, 5/10/63, Callable 7/10/22 @ 100 (a)	2,313	2,369
VLS Commercial Mortgage Trust, Series 2020-LAB, Class A, 2.13%, 10/10/42 (a)	4,000	4,062
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class XA, 1.73%, 10/15/45, Callable 9/15/22 @ 100 (a) (c) (d)	22,412	274
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class AS, 4.09%, 6/15/45, Callable 6/15/22 @ 100 (c)	10,000	10,159
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class AS, 3.35%, 5/15/45, Callable 4/15/23 @ 100	5,000	5,205
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A5, 3.24%, 12/15/45, Callable 12/15/22 @ 100	5,000	5,130
Total Collateralized Mortgage Obligations (Cost $384,357)		398,201
Common Stocks (0.0%) (f)
Financials (0.0%):
MFA Financial, Inc.	199,850	933
Total Common Stocks (Cost $1,438)		933
Preferred Stocks (0.9%)
Consumer Staples (0.4%):
CHS, Inc., cumulative redeemable, Series 1, 7.88% (g)	200,000	5,742
Dairy Farmers of America, Inc., cumulative redeemable, 7.88% (a) (g)	252,520	25,369
		31,111
Financials (0.0%): (f)
Citigroup Capital, 6.50% (LIBOR03M+637bps), 10/30/40 (b)	40,000	1,109
Real Estate (0.5%):
Equity Residential, cumulative redeemable, Series K, 8.29% (g)	111,611	7,087
Mid-America Apartment Communities, Inc., cumulative redeemable, Series I, 8.50% (g) (h)	219,731	14,518
Prologis, Inc., cumulative redeemable, Series Q, 8.54% (g) (h)	284,623	19,781
		41,386
Total Preferred Stocks (Cost $61,030)		73,606

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Senior Secured Loans (0.1%)
CSC Holdings LLC, 2017 Term Loan, First Lien, 2.34% (LIBOR01M+225bps), 7/17/25 (b)	$2,356	$2,317
Reynolds Group Holdings, Inc., 2017 Incremental U.S. Term Loans, First Lien, 2.85% (LIBOR01M+275bps), 2/5/23 (b)	3,217	3,205
Terex International Financial Services Co., Incremental U.S. Term Loan, First Lien, 2.75% (LIBOR03M+200bps), 1/31/24 (b)	3,684	3,663
Total Senior Secured Loans (Cost $9,245)		9,185
Corporate Bonds (47.0%)
Communication Services (2.4%):
Activision Blizzard, Inc., 3.40%, 9/15/26, Callable 6/15/26 @ 100	5,000	5,533
AT&T, Inc. 4.50%, 5/15/35, Callable 11/15/34 @ 100	5,000	5,982
3.10%, 2/1/43, Callable 8/1/42 @ 100	10,000	9,978
CBS Corp., 4.20%, 6/1/29, Callable 3/1/29 @ 100	3,000	3,490
CenturyLink, Inc. 5.80%, 3/15/22	10,000	10,267
6.75%, 12/1/23	2,000	2,212
Charter Communications Operating LLC, 6.38%, 10/23/35, Callable 4/23/35 @ 100	12,000	16,185
Charter Communications Operating LLC/Charter Communications Operating Capital 2.30%, 2/1/32, Callable 11/1/31 @ 100 (e)	2,500	2,454
3.50%, 6/1/41, Callable 12/1/40 @ 100	10,000	10,208
Comcast Corp., 3.90%, 3/1/38, Callable 9/1/37 @ 100	15,000	17,516
CSC Holdings LLC, 5.50%, 4/15/27, Callable 4/15/22 @ 102.75 (a)	3,000	3,139
Discovery Communications LLC, 3.95%, 3/20/28, Callable 12/20/27 @ 100	10,000	11,245
Fox Corp. 3.05%, 4/7/25, Callable 3/7/25 @ 100	3,571	3,834
4.71%, 1/25/29, Callable 10/25/28 @ 100	7,600	8,987
Qwest Corp., 6.75%, 12/1/21	5,000	5,094
Sprint Corp., 7.25%, 9/15/21	2,250	2,267
The Walt Disney Co., 2.20%, 1/13/28	8,000	8,373
T-Mobile USA, Inc. 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	2,857	3,048
3.88%, 4/15/30, Callable 1/15/30 @ 100	15,333	17,327
2.55%, 2/15/31, Callable 11/15/30 @ 100	10,000	10,297
Verizon Communications, Inc. 2.10%, 3/22/28, Callable 1/22/28 @ 100	3,500	3,603
1.75%, 1/20/31, Callable 10/20/30 @ 100	8,000	7,777
4.40%, 11/1/34, Callable 5/1/34 @ 100	5,000	6,063
4.13%, 8/15/46	5,000	5,944
2.88%, 11/20/50, Callable 5/20/50 @ 100	3,000	2,928
ViacomCBS, Inc., 3.38%, 2/15/28, Callable 11/15/27 @ 100	7,000	7,756
		191,507
Consumer Discretionary (2.0%):
Amazon.com, Inc., 3.88%, 8/22/37, Callable 2/22/37 @ 100	12,000	14,498

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	$7,200	$8,611
Genting New York LLC/GENNY Capital, Inc., 3.30%, 2/15/26, Callable 1/15/26 @ 100 (a)	9,245	9,354
Hasbro, Inc., 3.55%, 11/19/26, Callable 9/19/26 @ 100	12,000	13,243
Marriott International, Inc. 5.75%, 5/1/25, Callable 4/1/25 @ 100 (e)	1,840	2,124
4.63%, 6/15/30, Callable 3/15/30 @ 100	2,333	2,707
2.85%, 4/15/31, Callable 1/15/31 @ 100 (e)	8,000	8,208
Mattel, Inc., 3.38%, 4/1/26, Callable 4/1/23 @ 101.69 (a)	500	520
Murphy Oil USA, Inc. 4.75%, 9/15/29, Callable 9/15/24 @ 102.38	2,000	2,119
3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a)	1,332	1,331
Nordstrom, Inc., 4.25%, 8/1/31, Callable 5/1/31 @ 100	4,250	4,471
Novant Health, Inc., 2.64%, 11/1/36, Callable 8/1/36 @ 100	13,000	13,634
O'Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	7,500	8,796
Princeton Theological Seminary, 4.11%, 7/1/23	6,080	6,494
Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 4/6/31, Callable 1/6/31 @ 100 (a)	7,367	7,740
Smithsonian Institution 1.51%, 9/1/26	1,250	1,278
1.61%, 9/1/27	1,150	1,175
2.65%, 9/1/39	2,000	2,099
Sodexo, Inc., 2.72%, 4/16/31, Callable 1/16/31 @ 100 (a)	8,000	8,295
The Art Institute of Chicago, 3.23%, 3/1/22	2,750	2,788
Tufts University, 3.10%, 8/15/51, Callable 2/15/51 @ 100	9,500	10,313
University of Notre Dame du Lac, 3.44%, 2/15/45	5,000	6,134
Vanderbilt University Medical Center, 4.17%, 7/1/37, Callable 1/1/37 @ 100	1,000	1,178
VF Corp., 2.95%, 4/23/30, Callable 1/23/30 @ 100	8,000	8,587
Volkswagen Group of America Finance LLC 1.25%, 11/24/25, Callable 10/24/25 @ 100 (a)	5,000	5,012
3.20%, 9/26/26 (a)	7,105	7,726
YMCA of Greater New York, 2.30%, 8/1/26, Callable 5/1/26 @ 100	1,300	1,319
		159,754
Consumer Staples (2.0%):
Altria Group, Inc., 2.45%, 2/4/32, Callable 11/4/31 @ 100 (e)	8,500	8,377
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	20,000	24,880
Anheuser-Busch InBev Worldwide, Inc., 4.38%, 4/15/38, Callable 10/15/37 @ 100	6,500	7,859
BAT Capital Corp., 4.39%, 8/15/37, Callable 2/15/37 @ 100	15,000	16,491
Bunge Ltd. Finance Corp., 2.75%, 5/14/31, Callable 2/14/31 @ 100	7,000	7,182
Constellation Brands, Inc., 2.25%, 8/1/31, Callable 5/1/31 @ 100	3,077	3,103
General Mills, Inc., 4.55%, 4/17/38, Callable 10/17/37 @ 100	4,667	5,791
Keurig Dr Pepper, Inc. 4.60%, 5/25/28, Callable 2/25/28 @ 100	7,143	8,461
4.99%, 5/25/38, Callable 11/25/37 @ 100	4,667	6,017
Kraft Heinz Foods Co., 3.75%, 4/1/30, Callable 1/1/30 @ 100	3,750	4,135
Mars, Inc., 3.88%, 4/1/39, Callable 10/1/38 @ 100 (a)	14,000	16,780

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
McCormick & Co., Inc. 2.50%, 4/15/30, Callable 1/15/30 @ 100	$5,000	$5,214
1.85%, 2/15/31, Callable 11/15/30 @ 100	2,000	1,971
Mondelez International, Inc., 2.75%, 4/13/30, Callable 1/13/30 @ 100	4,000	4,275
PepsiCo, Inc., 4.25%, 10/22/44, Callable 4/22/44 @ 100	5,000	6,347
SC Johnson & Son, Inc., 4.35%, 9/30/44, Callable 3/30/44 @ 100 (a)	10,000	12,331
Smithfield Foods, Inc. 4.25%, 2/1/27, Callable 11/1/26 @ 100 (a)	5,000	5,518
5.20%, 4/1/29, Callable 1/1/29 @ 100 (a)	10,000	11,783
Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	2,853	3,704
		160,219
Energy (5.9%):
Boardwalk Pipelines LP 4.95%, 12/15/24, Callable 9/15/24 @ 100	15,000	16,746
4.45%, 7/15/27, Callable 4/15/27 @ 100	10,000	11,369
Buckeye Partners LP, 5.60%, 10/15/44, Callable 4/15/44 @ 100 (i)	15,000	14,865
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	22,364	24,512
Columbia Pipeline Group, Inc., 4.50%, 6/1/25, Callable 3/1/25 @ 100	15,000	16,929
ConocoPhillips Co., 4.15%, 11/15/34, Callable 5/15/34 @ 100	10,000	11,779
Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100 (e)	4,042	4,200
DCP Midstream Operating LP, 5.85% (LIBOR03M+385bps), 5/21/43, Callable 5/21/23 @ 100 (a) (b)	15,000	14,059
Diamondback Energy, Inc., 3.25%, 12/1/26, Callable 10/1/26 @ 100	5,000	5,393
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @ 100	10,000	11,112
Energy Transfer Operating LP 4.75%, 1/15/26, Callable 10/15/25 @ 100	5,000	5,642
3.19% (LIBOR03M+302bps), 11/1/66, Callable 9/7/21 @ 100 (b)	15,010	12,346
Energy Transfer Partners LP/Regency Energy Finance, 4.50%, 11/1/23, Callable 8/1/23 @ 100	7,000	7,490
Enterprise Products Operating LLC, 2.80%, 1/31/30, Callable 10/31/29 @ 100	10,000	10,711
Enterprise TE Partners LP, 2.91% (LIBOR03M+278bps), 6/1/67, Callable 9/7/21 @ 100 (b)	3,000	2,471
EOG Resources, Inc., 3.90%, 4/1/35, Callable 10/1/34 @ 100	7,000	8,224
EQM Midstream Partners LP, 4.00%, 8/1/24, Callable 5/1/24 @ 100 (i)	6,437	6,601
EQT Corp., 8.75%, 2/1/30, Callable 11/1/29 @ 100	6,594	8,662
EQT Midstream Partners LP, 4.13%, 12/1/26, Callable 9/1/26 @ 100	10,000	10,147
Exxon Mobil Corp., 2.61%, 10/15/30, Callable 7/15/30 @ 100	8,500	9,095
Florida Gas Transmission Co. LLC, 2.55%, 7/1/30, Callable 4/1/30 @ 100 (a)	8,000	8,279
Gray Oak Pipeline LLC, 3.45%, 10/15/27, Callable 8/15/27 @ 100 (a)	5,333	5,671
HollyFrontier Corp., 4.50%, 10/1/30, Callable 7/1/30 @ 100	15,000	16,162
Marathon Petroleum Corp. 4.70%, 5/1/25, Callable 4/1/25 @ 100	1,875	2,114
4.75%, 9/15/44, Callable 3/15/44 @ 100	10,000	12,034
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (a)	25,000	27,095
MPLX LP, 4.00%, 2/15/25, Callable 11/15/24 @ 100	7,500	8,213
Murphy Oil Corp. 6.88%, 8/15/24, Callable 9/7/21 @ 101.72	7,500	7,636
5.75%, 8/15/25, Callable 9/7/21 @ 102.88	5,000	5,102
6.38%, 7/15/28, Callable 7/15/24 @ 103.19	100	106

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	$6,067	$6,828
NuStar Logistics LP, 6.00%, 6/1/26, Callable 3/1/26 @ 100	3,500	3,797
Occidental Petroleum Corp. 3.40%, 4/15/26, Callable 1/15/26 @ 100	8,000	8,084
4.40%, 8/15/49, Callable 2/15/49 @ 100	7,500	7,292
ONEOK Partners LP, 4.90%, 3/15/25, Callable 12/15/24 @ 100	5,000	5,605
ONEOK, Inc., 6.35%, 1/15/31, Callable 10/15/30 @ 100	2,500	3,253
Phillips 66, 4.65%, 11/15/34, Callable 5/15/34 @ 100	10,000	12,012
Pioneer Natural Resources Co., 1.90%, 8/15/30, Callable 5/15/30 @ 100	12,500	12,146
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/29, Callable 9/15/29 @ 100	13,750	14,700
Rockies Express Pipeline LLC 4.95%, 7/15/29, Callable 4/15/29 @ 100 (a)	6,500	6,696
4.80%, 5/15/30, Callable 2/15/30 @ 100 (a)	3,000	3,052
Sabal Trail Transmission LLC, 4.68%, 5/1/38, Callable 11/1/37 @ 100 (a)	15,000	18,467
Schlumberger Holdings Corp. 4.00%, 12/21/25, Callable 9/21/25 @ 100 (a)	961	1,072
3.90%, 5/17/28, Callable 2/17/28 @ 100 (a)	14,669	16,526
Southwestern Energy Co. 6.20%, 1/23/25, Callable 10/23/24 @ 100	2,000	2,188
7.50%, 4/1/26, Callable 9/7/21 @ 105.63 (i)	5,000	5,279
Spectra Energy Partners LP, 3.38%, 10/15/26, Callable 7/15/26 @ 100	5,000	5,460
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	5,000	5,512
The Williams Cos., Inc., 4.55%, 6/24/24, Callable 3/24/24 @ 100	10,000	11,007
TransCanada PipeLines Ltd., 2.37% (LIBOR03M+221bps), 5/15/67, Callable 9/7/21 @ 100 (b) (i)	12,124	10,851
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 2/1/26, Callable 11/1/25 @ 100	3,000	3,811
Transocean Pontus Ltd., 6.13%, 8/1/25, Callable 9/6/21 @ 104.59 (a) (i)	1,691	1,668
Western Midstream Operating LP, 4.35%, 2/1/25, Callable 1/1/25 @ 100	6,316	6,626
		476,697
Financials (14.4%):
Alexander Funding Trust, 1.84%, 11/15/23 (a)	6,000	6,106
Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100	4,750	5,248
American Equity Investment Life Holding Co., 5.00%, 6/15/27, Callable 3/15/27 @ 100	5,000	5,716
American International Group, Inc., 3.88%, 1/15/35, Callable 7/15/34 @ 100	10,000	11,563
AmSouth Bancorp, 6.75%, 11/1/25	5,000	6,067
AmTrust Financial Services, Inc., 6.13%, 8/15/23	10,000	10,121
Ares Capital Corp. 4.20%, 6/10/24, Callable 5/10/24 @ 100	5,000	5,389
4.25%, 3/1/25, Callable 1/1/25 @ 100	5,000	5,427
Assurant, Inc. 4.90%, 3/27/28, Callable 12/27/27 @ 100 (i)	5,000	5,889
3.70%, 2/22/30, Callable 11/22/29 @ 100	3,846	4,250
Athene Global Funding 1.45%, 1/8/26 (a)	9,000	9,105
2.45%, 8/20/27 (a)	5,000	5,270

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Athene Holding Ltd., 3.50%, 1/15/31, Callable 10/15/30 @ 100	$9,000	$9,851
Atlantic Union Bankshares Corp., 5.00% (LIBOR03M+318bps), 12/15/26, Callable 12/15/21 @ 100 (b)	10,000	9,850
AXA Equitable Holdings, Inc., 4.35%, 4/20/28, Callable 1/20/28 @ 100	5,000	5,791
Banc of California, Inc., 5.25%, 4/15/25, Callable 1/15/25 @ 100	15,000	15,806
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b)	8,572	9,067
Bank of America Corp. 4.20%, 8/26/24, MTN (e)	10,000	10,962
3.95%, 4/21/25, MTN	5,000	5,491
3.42% (LIBOR03M+104bps), 12/20/28, Callable 12/20/27 @ 100 (b)	4,383	4,819
BankUnited, Inc., 4.88%, 11/17/25, Callable 8/17/25 @ 100	10,000	11,448
BBVA USA, 3.88%, 4/10/25, Callable 3/10/25 @ 100	20,000	22,165
BMW U.S. Capital LLC, 4.15%, 4/9/30, Callable 1/9/30 @ 100 (a)	10,000	11,825
BOKF Merger Corp., 5.62% (LIBOR03M+317bps), 6/25/30, Callable 6/25/25 @ 100 (b)	8,000	8,535
BP Capital Markets America, Inc., 3.59%, 4/14/27, Callable 1/14/27 @ 100	5,000	5,574
Cadence Bancorp, 4.75% (LIBOR03M+303bps), 6/30/29, Callable 6/30/24 @ 100 (b)	8,583	9,386
Capital One Financial Corp., 3.75%, 3/9/27, Callable 2/9/27 @ 100	15,000	16,825
CIT Group, Inc. 5.25%, 3/7/25, Callable 12/7/24 @ 100	5,000	5,642
4.13% (H15T5Y+237bps), 11/13/29, Callable 11/13/24 @ 100 (b)	14,000	14,347
Citigroup, Inc. 4.40%, 6/10/25	10,000	11,185
3.67% (LIBOR03M+139bps), 7/24/28, Callable 7/24/27 @ 100 (b)	10,000	11,114
Citizens Financial Group, Inc. 4.15%, 9/28/22 (a)	15,000	15,549
2.64%, 9/30/32, Callable 7/2/32 @ 100	5,500	5,625
Compeer Financial FLCA/Compeer Financial PCA, 3.38% (SOFR+197bps), 6/1/36, Callable 6/1/31 @ 100 (a) (b)	5,544	5,515
Credit Acceptance Corp., 6.63%, 3/15/26, Callable 3/15/22 @ 103.31 (i)	4,875	5,152
Cullen/Frost Bankers, Inc., 4.50%, 3/17/27, Callable 2/17/27 @ 100 (i)	3,500	3,996
Cullen/Frost Capital Trust II, 1.68% (LIBOR03M+155bps), 3/1/34, Callable 9/7/21 @ 100 (b)	10,000	9,700
DAE Funding LLC, 5.00%, 8/1/24 (a)	3,000	3,075
Dime Community Bancshares, Inc., 4.50% (LIBOR03M+266bps), 6/15/27, Callable 6/15/22 @ 100 (b) (i)	3,750	3,779
Eagle Bancorp, Inc., 5.00% (LIBOR03M+385bps), 8/1/26 (b)	10,000	10,000
F&G Global Funding, 1.75%, 6/30/26 (a)	8,500	8,677
Fifth Third Bancorp, 2.55%, 5/5/27, Callable 4/5/27 @ 100	3,000	3,197
Fifth Third Bank, 3.85%, 3/15/26, Callable 2/15/26 @ 100	10,000	11,171
First American Financial Corp., 2.40%, 8/15/31, Callable 5/15/31 @ 100 (j)	7,225	7,153
First Citizens BancShares, Inc., 3.38% (SOFR+247bps), 3/15/30, Callable 3/15/25 @ 100 (b)	12,097	12,423
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	8,000	9,993
First Maryland Capital I, 1.13% (LIBOR03M+100bps), 1/15/27, Callable 9/7/21 @ 100 (b)	3,500	3,388
FirstMerit Bank NA, 4.27%, 11/25/26	5,000	5,702

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ford Motor Credit Co. LLC 4.06%, 11/1/24, Callable 10/1/24 @ 100	$5,000	$5,304
4.54%, 8/1/26, Callable 6/1/26 @ 100	7,400	8,065
Fulton Financial Corp. 3.60%, 3/16/22	469	476
4.50%, 11/15/24	2,379	2,645
3.25% (SOFR+230bps), 3/15/30, Callable 3/15/25 @ 100 (b)	10,000	10,102
GA Global Funding Trust, 1.63%, 1/15/26 (a)	2,250	2,295
GlaxoSmithKline Capital, Inc., 4.20%, 3/18/43	10,000	12,641
Glencore Funding LLC 1.63%, 9/1/25, Callable 8/1/25 @ 100 (a)	5,000	5,075
4.00%, 3/27/27, Callable 12/27/26 @ 100 (a)	10,000	11,154
2.50%, 9/1/30, Callable 6/1/30 @ 100 (a)	6,000	6,047
Global Atlantic Financial Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	17,143	19,177
Home Bancshares, Inc., 5.62% (LIBOR03M+358bps), 4/15/27, Callable 4/15/22 @ 100 (b)	5,000	5,063
Huntington Bancshares, Inc., 4.35%, 2/4/23	10,000	10,544
Hyundai Capital America 3.25%, 9/20/22 (a)	10,000	10,290
3.50%, 11/2/26, Callable 9/2/26 @ 100 (a)	10,000	10,904
ILFC E-Capital Trust I, 3.66%, 12/21/65, Callable 9/7/21 @ 100 (a)	10,000	8,232
Intercontinental Exchange, Inc., 3.10%, 9/15/27, Callable 6/15/27 @ 100	15,000	16,468
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100 (e)	10,000	10,814
0.68% (LIBOR03M+50bps), 2/1/27, Callable 9/7/21 @ 100 (b)	4,000	3,869
4.25%, 10/1/27	5,000	5,750
1.95% (SOFR+1bps), 2/4/32, Callable 2/4/31 @ 100 (b)	8,667	8,558
KeyBank NA, 3.40%, 5/20/26, MTN	10,000	10,999
KeyCorp, 2.25%, 4/6/27, MTN	5,000	5,228
Level 3 Financing, Inc. 3.75%, 7/15/29, Callable 1/15/24 @ 101.88 (a)	9,500	9,308
3.88%, 11/15/29, Callable 8/15/29 @ 100 (a)	19,000	20,510
Lincoln National Corp. 4.20%, 3/15/22	10,000	10,234
2.51% (LIBOR03M+236bps), 5/17/66, Callable 8/23/21 @ 100 (b)	15,000	13,434
Loews Corp. 3.75%, 4/1/26, Callable 1/1/26 @ 100	5,000	5,600
3.20%, 5/15/30, Callable 2/15/30 @ 100	8,000	8,766
Main Street Capital Corp. 4.50%, 12/1/22	4,500	4,691
5.20%, 5/1/24	3,000	3,266
3.00%, 7/14/26, Callable 6/14/26 @ 100	4,000	4,143
Manufacturers & Traders Trust Co., 3.40%, 8/17/27	5,000	5,559
MB Financial Bank NA, 4.00% (LIBOR03M+187bps), 12/1/27, Callable 12/1/22 @ 100 (b)	10,417	10,747
Mercury General Corp., 4.40%, 3/15/27, Callable 12/15/26 @ 100	15,000	17,068
MetLife, Inc., 4.13%, 8/13/42	10,000	12,231
MUFG Americas Holdings Corp., 3.00%, 2/10/25, Callable 1/10/25 @ 100	18,026	19,308
National Rural Utilities Cooperative Finance Corp., 4.75% (LIBOR03M+291bps), 4/30/43, Callable 4/30/23 @ 100 (b)	9,500	9,955

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Nationwide Mutual Insurance Co., 2.41% (LIBOR03M+229bps), 12/15/24, Callable 9/7/21 @ 100 (a) (b)	$24,505	$24,459
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (b) (i)	12,000	13,028
Nuveen Finance LLC, 4.13%, 11/1/24 (a)	5,000	5,534
Old Republic International Corp., 3.88%, 8/26/26, Callable 7/26/26 @ 100	20,000	22,497
Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100 (a)	15,000	17,377
Pinnacle Financial Partners, Inc., 4.13% (LIBOR03M+278bps), 9/15/29, Callable 9/15/24 @ 100 (b)	5,000	4,929
PNC Bank NA, 2.70%, 10/22/29	10,000	10,736
PPL Capital Funding, Inc., 2.81% (LIBOR03M+267bps), 3/30/67, Callable 9/7/21 @ 100 (b)	6,130	6,000
Primerica, Inc., 4.75%, 7/15/22	7,145	7,420
Prudential Financial, Inc. 5.62% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	19,000	20,368
3.94%, 12/7/49, Callable 6/7/49 @ 100	4,500	5,391
Regions Bank, 6.45%, 6/26/37	10,409	15,011
S&P Global, Inc., 4.00%, 6/15/25, Callable 3/15/25 @ 100	10,000	11,145
Santander Holdings USA, Inc., 4.40%, 7/13/27, Callable 4/14/27 @ 100	5,818	6,584
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b)	10,000	10,534
StanCorp Financial Group, Inc., 5.00%, 8/15/22	17,050	17,799
Sterling Bancorp, 4.00% (SOFR+253bps), 12/30/29, Callable 12/30/24 @ 100 (b)	8,750	9,120
Susquehanna Bancshares, Inc., 5.38%, 8/15/22	6,021	6,314
Synchrony Financial, 3.95%, 12/1/27, Callable 9/1/27 @ 100	13,500	15,123
Synovus Bank/Columbus GA, 4.00% (H15T5Y+363bps), 10/29/30, Callable 10/29/25 @ 100 (b)	4,500	4,784
Synovus Financial Corp., 5.90% (USSW5+338bps), 2/7/29, Callable 2/7/24 @ 100 (b)	10,000	10,808
TCF National Bank 6.25%, 6/8/22	10,000	10,405
4.13% (LIBOR03M+238bps), 7/2/29, Callable 7/2/24 @ 100 (b)	4,000	4,218
Texas Capital Bancshares, Inc., 4.00% (H15T5Y+315bps), 5/6/31, Callable 5/6/26 @ 100 (b)	4,000	4,159
Texas Capital Bank NA, 5.25%, 1/31/26	12,335	13,475
The Allstate Corp., 5.75% (LIBOR03M+294bps), 8/15/53, Callable 8/15/23 @ 100 (b)	5,000	5,425
The Hartford Financial Services Group, Inc., 2.28% (LIBOR03M+213bps), 2/12/67, Callable 9/7/21 @ 100 (a) (b)	14,000	13,463
The PNC Financial Services Group, Inc., 2.55%, 1/22/30, Callable 10/24/29 @ 100	5,000	5,302
TIAA FSB Holdings, Inc., 5.75%, 7/2/25, Callable 6/2/25 @ 100	10,000	10,773
Torchmark Corp., 4.55%, 9/15/28, Callable 6/15/28 @ 100	7,670	9,075
Towne Bank, 4.50% (LIBOR03M+255bps), 7/30/27, Callable 7/30/22 @ 100 (b)	11,062	10,954
Truist Bank, 2.25%, 3/11/30, Callable 12/11/29 @ 100	2,450	2,528
Truist Financial Corp., 1.89% (SOFR+63bps), 6/7/29, MTN, Callable 6/7/28 @ 100 (b)	5,000	5,082
U.S. Bancorp, 3.10%, 4/27/26, MTN, Callable 3/27/26 @ 100	5,000	5,472
UMB Financial Corp., 3.70% (H15T5Y+344bps), 9/17/30, Callable 9/17/25 @ 100 (b)	7,125	7,350

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.75%, 9/17/24, Callable 6/17/24 @ 100 (a)	$20,000	$21,463
Wells Fargo & Co., 3.00%, 10/23/26	20,000	21,701
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	19,000	20,268
		1,164,523
Health Care (3.6%):
AbbVie, Inc. 3.80%, 3/15/25, Callable 12/15/24 @ 100	5,000	5,478
3.20%, 11/21/29, Callable 8/21/29 @ 100	10,000	11,000
Anthem, Inc. 2.88%, 9/15/29, Callable 6/15/29 @ 100	9,677	10,427
2.55%, 3/15/31, Callable 12/15/30 @ 100	8,000	8,389
Baylor Scott & White Holdings 3.10%, 11/15/25, Callable 8/15/25 @ 100	7,000	7,453
2.65%, 11/15/26, Callable 8/15/26 @ 100	20,000	21,188
Bon Secours Charity Health System, Inc., 5.25%, 11/1/25	3,000	3,407
Boston Medical Center Corp., 4.52%, 7/1/26	4,250	4,836
Cigna Corp., 3.40%, 3/1/27, Callable 12/1/26 @ 100	10,000	11,045
Community Health Network, Inc., 4.24%, 5/1/25	5,000	5,579
CVS Health Corp. 4.30%, 3/25/28, Callable 12/25/27 @ 100	3,779	4,376
3.25%, 8/15/29, Callable 5/15/29 @ 100 (e)	8,966	9,857
CVS Pass-Through Trust 6.04%, 12/10/28	4,857	5,605
5.93%, 1/10/34 (a)	3,588	4,367
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	12,000	13,010
Eastern Maine Healthcare Systems, 5.02%, 7/1/36	17,000	18,817
Fresenius Medical Care U.S. Finance III, Inc., 2.38%, 2/16/31, Callable 11/16/30 @ 100 (a)	13,000	12,912
HCA, Inc. 5.25%, 4/15/25	15,000	17,209
4.50%, 2/15/27, Callable 8/15/26 @ 100	2,500	2,853
Illumina, Inc., 2.55%, 3/23/31, Callable 12/23/30 @ 100	18,000	18,617
Mercy Health 3.38%, 11/1/25	15,000	16,508
4.30%, 7/1/28	3,720	4,364
Mylan, Inc., 4.55%, 4/15/28, Callable 1/15/28 @ 100	5,555	6,442
Northwell Healthcare, Inc., 3.39%, 11/1/27, Callable 8/1/27 @ 100	3,900	4,138
NYU Langone Hospitals, 4.17%, 7/1/37	6,500	7,348
Orlando Health Obligated Group, 2.89%, 10/1/35	1,660	1,700
PerkinElmer, Inc., 2.55%, 3/15/31, Callable 12/15/30 @ 100	8,500	8,879
Royalty Pharma PLC, 2.15%, 9/2/31, Callable 6/2/31 @ 100	8,500	8,372
Southern Illinois Healthcare Enterprises, Inc., 3.97%, 5/15/50, Callable 11/15/49 @ 100	9,000	10,028
SSM Health Care Corp., 3.82%, 6/1/27, Callable 3/1/27 @ 100	8,500	9,645
Summa Health, 3.51%, 11/15/51, Callable 5/15/51 @ 100	9,250	9,969
Trinity Health Corp., 2.63%, 12/1/40, Callable 6/1/40 @ 100	3,000	3,039
Upjohn, Inc., 2.30%, 6/22/27, Callable 4/22/27 @ 100 (a)	4,000	4,116
		290,973

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Industrials (6.5%):
Acuity Brands Lighting, Inc., 2.15%, 12/15/30, Callable 9/15/30 @ 100	$13,000	$13,036
American Airlines Pass Through Trust 3.70%, 4/1/28 (i)	6,510	6,592
4.00%, 3/22/29	7,632	7,516
4.00%, 8/15/30	4,025	4,050
3.60%, 4/15/31	8,376	8,056
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26 (a)	1,923	2,012
Ashtead Capital, Inc. 4.00%, 5/1/28, Callable 5/1/23 @ 102 (a)	2,500	2,638
4.25%, 11/1/29, Callable 11/1/24 @ 102.13 (a)	3,937	4,277
BNSF Funding Trust I, 6.61% (LIBOR03M+235bps), 12/15/55, Callable 1/15/26 @ 100 (b)	8,325	9,554
British Airways Pass Through Trust 4.63%, 12/20/25 (a)	11,273	11,831
3.35%, 12/15/30 (a)	6,270	6,263
3.80%, 3/20/33 (a)	3,417	3,561
Burlington Northern Santa Fe LLC 3.65%, 9/1/25, Callable 6/1/25 @ 100	10,000	11,078
3.90%, 8/1/46, Callable 2/1/46 @ 100	7,000	8,388
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	14,127	14,874
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @ 100	7,500	8,104
Caterpillar, Inc., 2.60%, 4/9/30, Callable 1/9/30 @ 100	8,000	8,603
Continental Airlines Pass Through Trust, 4.00%, 4/29/26	3,127	3,299
CoStar Group, Inc., 2.80%, 7/15/30, Callable 4/15/30 @ 100 (a)	4,104	4,234
Delta Air Lines Pass Through Trust, 3.88%, 1/30/29	6,652	6,952
FedEx Corp., 3.90%, 2/1/35	10,000	11,687
Fluor Corp., 4.25%, 9/15/28, Callable 6/15/28 @ 100 (i)	8,000	8,266
General Electric Co., 3.45% (LIBOR03M+333bps), Callable 9/15/21 @ 100 (b) (g)	11,842	11,581
GXO Logistics, Inc., 2.65%, 7/15/31, Callable 4/15/31 @ 100 (a)	13,000	13,058
Hawaiian Airlines Pass Through Certificates 4.95%, 7/15/23	7,404	7,358
3.90%, 7/15/27	10,476	10,267
Hillenbrand, Inc. 5.00%, 9/15/26, Callable 7/15/26 @ 100 (e)	15,000	16,678
3.75%, 3/1/31, Callable 3/1/26 @ 101.88	3,150	3,206
Howmet Aerospace, Inc. 5.13%, 10/1/24, Callable 7/1/24 @ 100	12,750	14,029
6.88%, 5/1/25, Callable 4/1/25 @ 100 (e)	1,613	1,876
Hubbell, Inc. 3.50%, 2/15/28, Callable 11/15/27 @ 100	5,000	5,543
2.30%, 3/15/31, Callable 12/15/30 @ 100	8,500	8,686
Ingersoll-Rand Co., 9.00%, 8/15/21	1,500	1,504
JetBlue Pass Through Trust, 2.95%, 11/15/29	9,161	9,078
Kennametal, Inc., 4.63%, 6/15/28, Callable 3/15/28 @ 100	11,295	12,950
Lincoln Center for the Performing Arts, Inc., 3.71%, 12/1/35, Callable 9/1/35 @ 100	3,935	4,490
Molex Electronic Technologies LLC, 3.90%, 4/15/25, Callable 1/15/25 @ 100 (a)	10,000	10,589
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @ 100	12,000	12,653

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.95%, 3/10/25, Callable 1/10/25 @ 100 (a)	$5,000	$5,485
4.00%, 7/15/25, Callable 6/15/25 @ 100 (a)	8,000	8,859
Raytheon Technologies Corp., 4.20%, 12/15/44, Callable 6/15/44 @ 100	10,000	11,669
Ryder System, Inc., 3.35%, 9/1/25, MTN, Callable 8/1/25 @ 100	8,000	8,684
Snap-on, Inc., 3.25%, 3/1/27, Callable 12/1/26 @ 100 (i)	10,000	10,995
Southwest Airlines Co., 5.13%, 6/15/27, Callable 4/15/27 @ 100	8,200	9,703
Spirit Airlines Pass Through Trust 4.45%, 10/1/25	2,231	2,271
4.10%, 10/1/29	10,259	10,664
3.38%, 8/15/31	8,391	8,521
The Boeing Co. 2.20%, 2/4/26, Callable 2/4/23 @ 100 (e)	12,000	12,103
3.25%, 2/1/28, Callable 12/1/27 @ 100	8,500	9,064
3.63%, 2/1/31, Callable 11/1/30 @ 100	4,000	4,359
5.71%, 5/1/40, Callable 11/1/39 @ 100	21,000	27,356
The Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29, Callable 9/15/29 @ 100	2,900	3,120
Totem Ocean Trailer Express, Inc. (NBGA — United States Government), 6.37%, 4/15/28	6,317	7,359
TTX Co. 4.15%, 1/15/24 (a)	5,000	5,360
3.60%, 1/15/25 (a)	10,000	10,959
U.S. Airways Pass Through Trust 6.25%, 10/22/24	1,772	1,810
3.95%, 5/15/27 (i)	5,453	5,468
Union Pacific Corp. 3.38%, 2/1/35, Callable 8/1/34 @ 100	10,000	11,208
4.25%, 4/15/43, Callable 10/15/42 @ 100	10,000	11,841
United Airlines Pass Through Trust 3.70%, 6/1/24 (i)	7,000	7,150
4.15%, 10/11/25	6,063	6,423
4.30%, 2/15/27	3,389	3,631
3.75%, 3/3/28	13,809	14,621
		527,100
Information Technology (2.1%):
Analog Devices, Inc., 4.50%, 12/5/36, Callable 6/5/36 @ 100	5,000	5,961
Applied Materials, Inc., 3.30%, 4/1/27, Callable 1/1/27 @ 100	10,000	11,119
Broadcom, Inc. 2.45%, 2/15/31, Callable 11/15/30 @ 100 (a)	8,500	8,478
2.60%, 2/15/33, Callable 11/15/32 @ 100 (a)	10,000	9,964
Hewlett Packard Enterprise Co., 4.65%, 10/1/24, Callable 9/1/24 @ 100	10,000	11,102
HP, Inc., 3.40%, 6/17/30, Callable 3/17/30 @ 100	12,000	12,887
Jabil, Inc., 3.00%, 1/15/31, Callable 10/15/30 @ 100	4,104	4,245
Keysight Technologies, Inc., 3.00%, 10/30/29, Callable 7/30/29 @ 100	9,368	10,099
Leidos, Inc., 2.30%, 2/15/31, Callable 11/15/30 @ 100	15,000	14,930
Marvell Technology, Inc., 2.45%, 4/15/28, Callable 2/15/28 @ 100 (a)	5,950	6,155
Microsoft Corp. 4.20%, 11/3/35, Callable 5/3/35 @ 100	10,000	12,647
3.45%, 8/8/36, Callable 2/8/36 @ 100	10,000	11,789
See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Motorola Solutions, Inc., 2.75%, 5/24/31, Callable 2/24/31 @ 100	$10,000	$10,389
Oracle Corp. 2.95%, 4/1/30, Callable 1/1/30 @ 100	7,000	7,474
2.88%, 3/25/31, Callable 12/25/30 @ 100	9,250	9,781
Qualcomm, Inc. 3.25%, 5/20/27, Callable 2/20/27 @ 100	5,000	5,533
4.65%, 5/20/35, Callable 11/20/34 @ 100	5,000	6,447
Skyworks Solutions, Inc., 3.00%, 6/1/31, Callable 3/1/31 @ 100	8,800	9,216
		168,216
Materials (1.7%):
Amcor Flexibles North America, Inc., 2.69%, 5/25/31, Callable 2/25/31 @ 100	8,500	8,876
Avery Dennison Corp., 2.65%, 4/30/30, Callable 2/1/30 @ 100	6,000	6,288
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @ 100 (a)	4,000	4,415
Commercial Metals Co., 3.88%, 2/15/31, Callable 2/15/26 @ 101.94	4,500	4,534
Crown Americas LLC/Crown Americas Capital Corp., 4.25%, 9/30/26, Callable 3/31/26 @ 100	5,000	5,371
Eagle Materials, Inc., 2.50%, 7/1/31, Callable 4/1/31 @ 100	11,500	11,611
Freeport-McMoRan, Inc., 5.45%, 3/15/43, Callable 9/15/42 @ 100	10,000	12,849
LYB International Finance III LLC 3.38%, 5/1/30, Callable 2/1/30 @ 100	9,500	10,508
2.25%, 10/1/30, Callable 7/1/30 @ 100	4,500	4,589
Martin Marietta Materials, Inc., 2.40%, 7/15/31, Callable 4/15/31 @ 100	9,000	9,246
Monsanto Co. 3.38%, 7/15/24, Callable 4/15/24 @ 100	5,000	5,248
3.95%, 4/15/45, Callable 10/15/44 @ 100	5,000	5,256
NewMarket Corp., 2.70%, 3/18/31, Callable 12/18/30 @ 100	8,750	8,928
The Dow Chemical Co., 4.25%, 10/1/34, Callable 4/1/34 @ 100	10,000	11,856
Vulcan Materials Co., 3.50%, 6/1/30, Callable 3/1/30 @ 100	12,000	13,401
Worthington Industries, Inc., 4.30%, 8/1/32, Callable 5/1/32 @ 100	8,890	10,200
WRKCo, Inc., 3.00%, 6/15/33, Callable 3/15/33 @ 100 (e)	6,000	6,424
		139,600
Real Estate (1.6%):
Alexandria Real Estate Equities, Inc., 4.50%, 7/30/29, Callable 4/30/29 @ 100	5,000	5,945
AvalonBay Communities, Inc. 3.20%, 1/15/28, Callable 10/15/27 @ 100, MTN	2,679	2,942
2.45%, 1/15/31, Callable 10/15/30 @ 100, MTN	2,000	2,100
Boston Properties LP 3.25%, 1/30/31, Callable 10/30/30 @ 100	3,938	4,295
2.55%, 4/1/32, Callable 1/1/32 @ 100	9,000	9,245
Columbia Property Trust Operating Partnership, 3.65%, 8/15/26, Callable 5/15/26 @ 100	7,500	8,005
Crown Castle International Corp., 1.05%, 7/15/26, Callable 6/15/26 @ 100	8,500	8,391
ERP Operating LP, 2.85%, 11/1/26, Callable 8/1/26 @ 100	9,000	9,704
Essex Portfolio LP 1.70%, 3/1/28, Callable 1/1/28 @ 100	3,500	3,506
2.65%, 3/15/32, Callable 12/15/31 @ 100	5,000	5,204
Federal Realty Investment Trust 2.75%, 6/1/23, Callable 3/1/23 @ 100	10,000	10,354
3.25%, 7/15/27, Callable 4/15/27 @ 100	1,852	2,029

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
GLP Capital LP/GLP Financing II, Inc., 4.00%, 1/15/31, Callable 10/15/30 @ 100	$4,000	$4,383
Host Hotels & Resorts LP, 3.50%, 9/15/30, Callable 6/15/30 @ 100	3,733	3,968
Hudson Pacific Properties LP 3.95%, 11/1/27, Callable 8/1/27 @ 100	5,000	5,546
4.65%, 4/1/29, Callable 1/1/29 @ 100	1,979	2,322
Office Properties Income Trust, 4.50%, 2/1/25, Callable 11/1/24 @ 100	10,000	10,853
Physicians Realty LP, 4.30%, 3/15/27, Callable 12/15/26 @ 100	7,500	8,608
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	4,000	4,539
Service Properties Trust, 4.95%, 2/15/27, Callable 8/15/26 @ 100	5,000	4,927
Washington Real Estate Investment Trust, 3.95%, 10/15/22, Callable 8/26/21 @ 103.96	14,000	14,555
		131,421
Utilities (4.8%):
Ameren Corp. 1.75%, 3/15/28, Callable 1/15/28 @ 100	5,600	5,611
3.50%, 1/15/31, Callable 10/15/30 @ 100	4,250	4,737
American Water Capital Corp., 2.95%, 9/1/27, Callable 6/1/27 @ 100	5,000	5,457
Atlantic City Electric Co., 3.38%, 9/1/24, Callable 6/1/24 @ 100	5,000	5,343
Atmos Energy Corp., 4.13%, 10/15/44, Callable 4/15/44 @ 100	10,000	12,132
Berkshire Hathaway Energy Co., 4.50%, 2/1/45, Callable 8/1/44 @ 100	15,000	18,737
Black Hills Corp., 3.88%, 10/15/49, Callable 4/15/49 @ 100	10,000	11,157
CenterPoint Energy, Inc., 2.65%, 6/1/31, Callable 3/1/31 @ 100	8,500	8,870
Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/15/29 @ 100	11,000	11,583
Delmarva Power & Light Co., 4.15%, 5/15/45, Callable 11/15/44 @ 100	5,000	6,161
Dominion Energy South Carolina, Inc., 4.10%, 6/15/46, Callable 12/15/45 @ 100	5,000	5,720
Duke Energy Carolinas LLC, 3.88%, 3/15/46, Callable 9/15/45 @ 100	7,000	8,297
Duke Energy Indiana LLC, 3.75%, 5/15/46, Callable 11/15/45 @ 100	10,000	11,542
Duke Energy Progress LLC, 4.15%, 12/1/44, Callable 6/1/44 @ 100	10,000	12,392
Duquesne Light Holdings, Inc. 5.90%, 12/1/21 (a) (i)	3,500	3,560
2.78%, 1/7/32, Callable 10/7/31 @ 100 (a)	3,967	4,070
Entergy Louisiana LLC, 4.95%, 1/15/45, Callable 1/15/25 @ 100	7,000	7,686
Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100	5,000	5,451
Entergy Texas, Inc. 3.45%, 12/1/27, Callable 9/1/27 @ 100	15,000	16,330
3.55%, 9/30/49, Callable 3/30/49 @ 100	5,000	5,509
Florida Power & Light Co., 3.15%, 10/1/49, Callable 4/1/49 @ 100	5,000	5,546
Gulf Power Co., 3.30%, 5/30/27, Callable 2/28/27 @ 100	10,000	11,059
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @ 100	4,200	4,799
ITC Holdings Corp., 3.35%, 11/15/27, Callable 8/15/27 @ 100	7,500	8,262
MidAmerican Energy Co., 3.15%, 4/15/50, Callable 10/15/49 @ 100 (i)	7,000	7,622
Mississippi Power Co., 4.25%, 3/15/42	3,168	3,845
Monongahela Power Co. 4.10%, 4/15/24, Callable 1/15/24 @ 100 (a)	10,000	10,777
5.40%, 12/15/43, Callable 6/15/43 @ 100 (a)	5,000	6,749
National Fuel Gas Co., 3.95%, 9/15/27, Callable 6/15/27 @ 100	10,000	10,894
Northern States Power Co., 3.60%, 5/15/46, Callable 11/15/45 @ 100	20,000	23,240
NRG Energy, Inc., 4.45%, 6/15/29, Callable 3/15/29 @ 100 (a)	2,907	3,277
Oncor Electric Delivery Co. LLC, 3.75%, 4/1/45, Callable 10/1/44 @ 100	5,000	5,918
PECO Energy Co., 3.00%, 9/15/49, Callable 3/15/49 @ 100	7,000	7,452

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pedernales Electric Cooperative, Inc., 5.95%, 11/15/22 (a)	$1,934	$2,008
Potomac Electric Power Co., 4.15%, 3/15/43, Callable 9/15/42 @ 100	5,000	6,167
Public Service Co. of Colorado, 2.70%, 1/15/51, Callable 7/15/50 @ 100	7,000	7,125
Public Service Electric & Gas Co., 3.80%, 3/1/46, MTN, Callable 9/1/45 @ 100	10,000	12,008
South Jersey Industries, Inc., 5.02%, 4/15/31 (i)	9,000	9,856
Southern Co. Gas Capital Corp., 3.25%, 6/15/26, Callable 3/15/26 @ 100	7,000	7,622
Southwestern Public Service Co., 3.15%, 5/1/50, Callable 11/1/49 @ 100	10,000	10,802
Spire, Inc., 3.54%, 2/27/24, Callable 12/27/23 @ 100	11,880	12,269
The AES Corp., 2.45%, 1/15/31, Callable 10/15/30 @ 100 (a)	9,000	9,077
Tri-State Generation & Transmission Association, Inc. 4.70%, 11/1/44, Callable 5/1/44 @ 100	5,000	6,146
4.25%, 6/1/46, Callable 12/1/45 @ 100	10,000	11,476
WEC Energy Group, Inc., 2.27% (LIBOR03M+211bps), 5/15/67, Callable 9/7/21 @ 100 (b) (i)	13,000	12,287
		386,628
Total Corporate Bonds (Cost $3,486,266)		3,796,638
Yankee Dollars (11.9%)
Communication Services (0.7%):
British Telecommunications PLC, 3.25%, 11/8/29, Callable 8/8/29 @ 100 (a)	14,000	14,848
Deutsche Telekom International Finance BV, 3.60%, 1/19/27, Callable 10/19/26 @ 100 (a)	15,000	16,617
Pearson Funding Four PLC, 3.75%, 5/8/22 (a)	5,000	5,068
Vodafone Group PLC 5.00%, 5/30/38	6,667	8,553
4.25%, 9/17/50	10,000	11,831
		56,917
Consumer Discretionary (0.4%):
Ascot Group Ltd., 4.25%, 12/15/30, Callable 12/15/25 @ 100 (a)	7,802	8,253
Genm Capital Labuan Ltd., 3.88%, 4/19/31, Callable 1/19/31 @ 100 (a)	8,500	8,551
International Game Technology PLC 6.50%, 2/15/25, Callable 8/15/24 @ 100 (a)	3,000	3,348
4.13%, 4/15/26, Callable 4/15/23 @ 102.06 (a)	500	521
5.25%, 1/15/29, Callable 1/15/24 @ 102.63 (a)	5,000	5,337
Nemak SAB de CV, 3.63%, 6/28/31, Callable 3/28/31 @ 100 (a)	7,192	7,196
		33,206
Consumer Staples (0.9%):
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @ 100 (a)	7,333	7,759
Bacardi Ltd., 4.70%, 5/15/28, Callable 2/15/28 @ 100 (a) (e)	25,000	29,406
Becle SAB de CV, 3.75%, 5/13/25 (a)	7,500	8,164
Hutchison Whampoa International Ltd., 4.63%, 1/13/22 (a)	5,000	5,093
Imperial Brands Finance PLC 4.25%, 7/21/25, Callable 4/21/25 @ 100 (a)	10,000	11,037
3.88%, 7/26/29, Callable 4/26/29 @ 100 (a)	10,000	10,995
		72,454
Energy (0.3%):
Aker BP ASA, 4.00%, 1/15/31, Callable 10/15/30 @ 100 (a)	9,250	10,310

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Petroleos Mexicanos 6.84%, 1/23/30, Callable 10/23/29 @ 100 (i)	$6,000	$6,255
5.95%, 1/28/31, Callable 10/28/30 @ 100 (i)	6,667	6,550
		23,115
Financials (6.2%):
ABN AMRO Bank NV 4.75%, 7/28/25 (a)	15,000	16,900
4.80%, 4/18/26 (a)	10,000	11,407
Banco Santander Mexico SA Institucion de Banca Multiple Groupo Financiero Santand, 5.95% (H15T5Y+300bps), 10/1/28, Callable 10/1/23 @ 100 (a) (b)	1,000	1,079
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a)	1,786	2,015
Bank of Montreal, 3.80% (USSW5+143bps), 12/15/32, Callable 12/15/27 @ 100 (b)	7,500	8,333
Bank of New Zealand, 1.00%, 3/3/26 (a)	10,400	10,346
BAT International Finance PLC, 3.95%, 6/15/25 (a)	10,000	10,978
BNP Paribas SA 4.71% (LIBOR03M+224bps), 1/10/25, Callable 1/10/24 @ 100 (a) (b)	10,000	10,902
4.38%, 5/12/26 (a)	10,000	11,179
4.63%, 3/13/27 (a)	4,000	4,548
BP Capital Markets PLC, 3.72%, 11/28/28, Callable 8/28/28 @ 100	5,000	5,680
BPCE SA 4.00%, 9/12/23 (a)	5,000	5,354
3.50%, 10/23/27 (a)	5,000	5,484
3.25%, 1/11/28 (a)	10,000	10,997
Brookfield Finance, Inc., 4.85%, 3/29/29, Callable 12/29/28 @ 100	10,000	11,999
Canadian Imperial Bank of Commerce, 7.26%, 4/10/32 (a)	2,656	3,298
Commonwealth Bank of Australia, 2.69%, 3/11/31 (a)	9,000	9,124
Co-operatieve Rabobank UA 3.95%, 11/9/22	10,000	10,448
4.00% (USSW5+189bps), 4/10/29, Callable 4/10/24 @ 100, MTN (b)	5,000	5,345
Credit Agricole SA 3.25%, 10/4/24 (a)	9,286	9,949
4.13%, 1/10/27 (a)	15,000	16,991
Credit Suisse Group AG 3.57%, 1/9/23, Callable 1/9/22 @ 100 (a)	11,400	11,555
3.87% (LIBOR03M+141bps), 1/12/29, Callable 1/12/28 @ 100 (a) (b) (e)	4,445	4,931
Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/26	10,000	11,364
Deutsche Bank AG, 4.87% (USISDA05+255bps), 12/1/32, Callable 12/1/27 @ 100 (b)	10,000	10,885
Enel Finance International NV 3.63%, 5/25/27 (a)	5,000	5,580
2.25%, 7/12/31, Callable 4/12/31 @ 100 (a)	5,000	5,067
HSBC Holdings PLC, 3.90%, 5/25/26	10,000	11,142
ING Groep NV, 3.95%, 3/29/27	14,100	15,955
Lloyds Banking Group PLC 3.75%, 1/11/27	15,000	16,670
3.57% (LIBOR03M+121bps), 11/7/28, Callable 11/7/27 @ 100 (b)	5,000	5,504

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Macquarie Bank Ltd., 3.05% (H15T5Y+170bps), 3/3/36, Callable 3/3/31 @ 100 (a) (b)	$8,750	$8,843
Mizuho Financial Group, Inc. 3.17%, 9/11/27	10,000	10,960
2.17% (H15T1Y+87bps), 5/22/32, Callable 5/22/31 @ 100 (b)	8,500	8,547
Nationwide Building Society 4.00%, 9/14/26 (a)	15,000	16,685
4.12% (USISDA05+185bps), 10/18/32, Callable 10/18/27 @ 100 (a) (b)	10,000	11,025
Royal Bank of Canada, 4.65%, 1/27/26	20,000	22,975
Royal Bank of Scotland Group PLC 3.88%, 9/12/23	7,000	7,466
4.27% (LIBOR03M+176bps), 3/22/25, Callable 3/22/24 @ 100 (b)	4,000	4,344
4.80%, 4/5/26	5,000	5,748
5.08% (LIBOR03M+191bps), 1/27/30, Callable 1/27/29 @ 100 (b)	10,000	11,984
Santander UK Group Holdings PLC 3.57%, 1/10/23, Callable 1/10/22 @ 100	5,000	5,068
2.90% (SOFR+148bps), 3/15/32, Callable 3/15/31 @ 100 (b)	3,000	3,140
Santander UK PLC 5.00%, 11/7/23 (a)	7,034	7,670
4.00%, 3/13/24	5,000	5,447
Shell International Finance BV, 3.63%, 8/21/42	10,000	11,400
Siemens Financieringsmaatschappij NV, 3.40%, 3/16/27 (a)	10,000	11,143
Societe Generale SA, 1.49% (H15T1Y+1bps), 12/14/26, Callable 12/14/25 @ 100 (a) (b)	14,500	14,452
Standard Chartered PLC, 4.87% (LIBOR03M+197bps), 3/15/33, Callable 3/15/28 @ 100 (a) (b)	7,500	8,363
The Bank of Nova Scotia, 4.50%, 12/16/25	10,000	11,401
The Toronto-Dominion Bank, 3.62% (USSW5+221bps), 9/15/31, Callable 9/15/26 @ 100 (b) (i)	10,000	11,158
Washington Aircraft 1 Co. DAC, Title XI (NBGA — United States Government), 2.64%, 9/15/26	3,190	3,345
Westpac Banking Corp. 4.32% (USISDA05+224bps), 11/23/31, Callable 11/23/26 @ 100 (b)	10,000	11,177
2.67% (H15T5Y+2bps), 11/15/35, Callable 11/15/30 @ 100 (b)	4,000	3,997
		497,347
Health Care (0.6%):
Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100	5,000	5,552
Royalty Pharma PLC, 2.20%, 9/2/30, Callable 6/2/30 @ 100 (a)	15,167	15,095
Smith & Nephew PLC, 2.03%, 10/14/30, Callable 7/14/30 @ 100	8,500	8,444
STERIS Irish FinCo Unlimited Co. 2.70%, 3/15/31, Callable 12/15/30 @ 100	3,000	3,112
3.75%, 3/15/51, Callable 9/15/50 @ 100	8,000	8,840
Teva Pharmaceutical Finance Netherlands BV, 3.15%, 10/1/26	5,000	4,797
		45,840
Industrials (1.6%):
Air Canada Pass Through Trust 4.13%, 11/15/26 (a)	16,388	16,779
3.60%, 9/15/28 (a)	7,431	7,529
3.75%, 6/15/29 (a)	4,553	4,692

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Avolon Holdings Funding Ltd., 4.25%, 4/15/26, Callable 3/15/26 @ 100 (a) (i)	$9,000	$9,834
BAE Systems PLC, 3.40%, 4/15/30, Callable 1/15/30 @ 100 (a)	12,000	13,266
Canadian National Railway Co., 2.75%, 3/1/26, Callable 12/1/25 @ 100 (i)	12,000	12,926
CK Hutchison International Ltd. 2.75%, 10/3/26 (a)	5,000	5,367
3.25%, 9/29/27 (a) (i)	10,000	10,994
CNH Industrial NV, 3.85%, 11/15/27, MTN, Callable 8/15/27 @ 100	5,000	5,601
Ferguson Finance PLC, 3.25%, 6/2/30, Callable 3/2/30 @ 100 (a)	7,200	7,873
Rolls-Royce PLC, 3.63%, 10/14/25, Callable 7/14/25 @ 100 (a)	5,000	5,038
Smiths Group PLC, 3.63%, 10/12/22 (a)	12,250	12,692
Sydney Airport Finance Co. Pty Ltd., 3.63%, 4/28/26, Callable 1/28/26 @ 100 (a)	10,000	10,868
Turkish Airlines Pass Through Trust, 4.20%, 9/15/28 (a)	6,363	5,729
		129,188
Materials (0.9%):
Anglo American Capital PLC 4.88%, 5/14/25 (a)	1,221	1,386
4.00%, 9/11/27 (a)	6,667	7,477
5.63%, 4/1/30, Callable 1/1/30 @ 100 (a)	3,125	3,872
ArcelorMittal, 7.25%, 10/15/39	8,000	11,681
Boral Finance Pty Ltd., 3.75%, 5/1/28, Callable 2/1/28 @ 100 (a)	3,462	3,753
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	20,000	21,098
CCL Industries, Inc. 3.25%, 10/1/26, Callable 7/1/26 @ 100 (a)	4,000	4,340
3.05%, 6/1/30, Callable 3/1/30 @ 100 (a)	5,000	5,332
Teck Resources Ltd., 6.13%, 10/1/35	12,334	16,231
		75,170
Real Estate (0.1%):
Scentre Group Trust 1/Scentre Group Trust 2, 3.25%, 10/28/25, Callable 7/30/25 @ 100 (a)	10,000	10,785
Utilities (0.2%):
ENEL Chile SA, 4.88%, 6/12/28, Callable 3/12/28 @ 100	10,000	11,564
Total Yankee Dollars (Cost $875,823)		955,586
Government National Mortgage Association (0.0%) (f)
Pass-throughs (0.0%):
Government National Mortgage Association 7.50%, 12/15/28-8/15/29	87	99
6.00%, 9/20/32	186	216
		315
Total Government National Mortgage Association (Cost $273)		315
Municipal Bonds (9.7%)
Alabama (0.1%):
The Water Works Board of the City of Birmingham Revenue 2.70%, 1/1/29	3,000	3,261
2.80%, 1/1/30, Continuously Callable @100	3,000	3,252
		6,513

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Arizona (0.1%):
City of Phoenix Civic Improvement Corp. Revenue 1.16%, 7/1/26	$910	$919
1.59%, 7/1/29	1,000	1,009
1.84%, 7/1/31, Continuously Callable @ 100	2,000	2,021
The University of Arizona Revenue, Series A, 1.82%, 6/1/30	1,000	1,028
		4,977
California (0.9%):
Chino Public Financing Authority Special Tax Series A, 1.70%, 9/1/26	700	716
Series A, 1.99%, 9/1/27	900	927
Series A, 2.71%, 9/1/31	1,000	1,057
Series A, 2.81%, 9/1/32, Continuously Callable @ 100	715	757
City of El Cajon CA Revenue 2.09%, 4/1/29	425	434
2.19%, 4/1/30	425	433
2.29%, 4/1/31, Continuously Callable @ 100	550	559
City of Riverside CA Revenue Series A, 2.49%, 6/1/26	1,800	1,924
Series A, 2.64%, 6/1/27	1,400	1,509
Industry Public Facilities Authority Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 3.82%, 1/1/22	5,000	5,078
Las Virgenes Unified School District, GO, Series C1, 5.54%, 8/1/25	1,250	1,412
Placentia-Yorba Linda Unified School District, GO, 5.40%, 8/1/21	850	850
Port of Oakland Revenue 4.50%, 5/1/32, Pre-refunded 5/1/22 @ 100	75	77
4.50%, 5/1/32, Pre-refunded 5/1/22 @ 100	11,625	11,992
Series P, 4.50%, 5/1/30, Pre-refunded 5/1/22 @ 100	5,000	5,158
Riverside Community College District, GO Series B, 3.49%, 8/1/23	4,250	4,525
Series B, 3.61%, 8/1/24	3,000	3,286
San Jose Financing Authority Revenue, 1.71%, 6/1/28	2,000	2,040
San Jose Redevelopment Agency Successor Agency Tax Allocation, Series A-T, 3.13%, 8/1/28, Continuously Callable @ 100	10,000	10,956
San Marcos Redevelopment Agency Successor Agency Tax Allocation Series B, 4.02%, 10/1/25	5,250	5,906
Series B, 4.47%, 10/1/29	6,500	7,828
Torrance Unified School District, GO, Series B, 5.52%, 8/1/21	2,000	2,000
Vista Redevelopment Agency Successor Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 4.13%, 9/1/30, Continuously Callable @ 100	2,590	2,771
		72,195
Colorado (0.3%):
City & County of Denver Co. Airport System Revenue Series C, 2.14%, 11/15/29	4,500	4,686
Series C, 2.24%, 11/15/30	5,000	5,224
Colorado Health Facilities Authority Revenue, 3.36%, 12/1/30	4,500	4,578
County of El Paso Co. Revenue, 4.47%, 10/1/35	5,000	5,921
		20,409

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Connecticut (0.7%):
City of Bridgeport, GO Series A, 4.03%, 8/15/28	$10,000	$11,444
Series A, 4.08%, 8/15/29, Continuously Callable @ 100	7,380	8,427
City of New Haven, GO, Series B, 4.68%, 8/1/31, Continuously Callable @ 100	10,000	11,677
State of Connecticut, GO Series A, 3.23%, 1/15/25	5,000	5,433
Series A, 2.35%, 7/1/26	2,415	2,572
Series A, 3.43%, 4/15/28	1,500	1,703
Series A, 3.90%, 9/15/28	2,500	2,925
Town of Hamden, GO, 4.93%, 8/15/30, Continuously Callable @ 100	3,845	4,229
Town of Stratford, GO, 5.75%, 8/15/30, Pre-refunded 8/15/23 @ 100	10,000	11,104
		59,514
Florida (0.6%):
County of Broward Florida Airport System Revenue, Series C, 2.91%, 10/1/32, Continuously Callable @ 100	9,500	10,220
County of Miami-Dade Aviation Revenue Series B, 2.70%, 10/1/26	8,250	8,851
Series B, 3.38%, 10/1/30, Continuously Callable @ 100	2,500	2,788
Hillsborough County IDA Revenue, 3.58%, 8/1/35, Continuously Callable @ 100	13,500	14,428
Hillsborough County School Board Certificate participation, Series B, 1.92%, 7/1/25	4,250	4,381
Palm Beach County School District Certificate participation, 5.40%, 8/1/25	6,000	7,060
St. Johns County Industrial Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 2.54%, 10/1/30, Continuously Callable @ 100	2,500	2,567
		50,295
Georgia (0.3%):
Athens Housing Authority Revenue 2.54%, 12/1/27	3,405	3,663
2.59%, 12/1/28	4,585	4,945
2.69%, 12/1/29	4,740	5,147
Atlanta & Fulton County Recreation Authority Revenue 3.80%, 12/15/37	2,000	2,328
4.00%, 12/15/46	1,500	1,766
City of Atlanta GA Water & Wastewater Revenue, 2.26%, 11/1/35, Continuously Callable @ 100	2,500	2,559
Savannah Hospital Authority Revenue, 3.99%, 7/1/38	5,000	5,631
		26,039
Hawaii (0.5%):
City & County of Honolulu, GO 2.81%, 11/1/23, Pre-refunded 11/1/22 @ 100	900	929
3.06%, 11/1/25, Pre-refunded 11/1/22 @ 100	680	704
3.16%, 11/1/26, Pre-refunded 11/1/22 @ 100	775	803
3.26%, 11/1/27, Pre-refunded 11/1/22 @ 100	625	648
3.36%, 11/1/28, Pre-refunded 11/1/22 @ 100	690	717
State of Hawaii Airports System Revenue, Series E, 1.81%, 7/1/27	1,370	1,384

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of Hawaii Department of Budget & Finance Revenue 3.25%, 1/1/25	$3,000	$3,156
3.10%, 5/1/26	7,235	7,923
State of Hawaii Department of Business Economic Development & Tourism Revenue, Series A2, 3.24%, 1/1/31	13,098	14,148
State of Hawaii, GO, 2.80%, 10/1/27, Continuously Callable @ 100	7,000	7,567
		37,979
Idaho (0.1%):
Idaho State Building Authority Revenue 3.78%, 9/1/30, Continuously Callable @ 100	2,500	2,857
3.93%, 9/1/31, Continuously Callable @ 100	2,120	2,436
3.98%, 9/1/32, Continuously Callable @ 100	2,000	2,297
		7,590
Illinois (0.5%):
Chicago O'hare International Airport Revenue, Series D, 2.17%, 1/1/28	3,000	3,108
Chicago Transit Authority Sales Tax Receipts Fund Revenue, Series B, 2.95%, 12/1/28	5,000	5,377
City of Chicago Wastewater Transmission Revenue, 5.84%, 1/1/35	6,500	8,268
Illinois Finance Authority Revenue 3.55%, 8/15/29	2,025	2,258
3.60%, 8/15/30	3,000	3,361
3.51%, 5/15/41	4,250	4,511
Metropolitan Pier & Exposition Authority Revenue 4.11%, 12/15/27	5,000	5,395
4.30%, 12/15/28	3,500	3,834
Winnebago & Boone Counties School District No 205 Rockford, GO, 3.80%, 12/1/26, Continuously Callable @ 100	4,500	5,007
		41,119
Indiana (0.2%):
Indiana Finance Authority Revenue Series A, 3.62%, 7/1/36	1,500	1,778
Series B, 3.43%, 9/15/32, Continuously Callable @ 100	4,500	4,435
Series C, 4.36%, 7/15/29	4,955	5,919
Series C, 4.53%, 7/15/31	4,260	5,229
		17,361
Kansas (0.2%):
Kansas Development Finance Authority Revenue, Series H, 4.73%, 4/15/37	10,000	12,614
Wyandotte County-Kansas City Unified Government Utility System Revenue, Series B, 1.66%, 9/1/27	2,000	2,048
		14,662
Kentucky (0.1%):
Kentucky Economic Development Finance Authority Revenue 3.72%, 12/1/26	2,335	2,566
3.82%, 12/1/27	1,985	2,210
3.92%, 12/1/28, Continuously Callable @ 100	1,000	1,113
4.02%, 12/1/29, Continuously Callable @ 100	1,500	1,673
4.12%, 12/1/30, Continuously Callable @ 100	1,300	1,453

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kentucky Economic Development Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.), 3.62%, 12/1/25	$1,000	$1,083
		10,098
Louisiana (0.3%):
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 1.55%, 2/1/27	2,005	2,023
1.74%, 2/1/28	4,500	4,543
3.24%, 8/1/28	16,247	17,182
Louisiana Public Facilities Authority Revenue, 2.28%, 6/1/30	3,500	3,613
		27,361
Maryland (0.3%):
Maryland Economic Development Corp. Revenue Series B, 4.05%, 6/1/27	2,290	2,431
Series B, 4.15%, 6/1/28	2,390	2,554
Series B, 4.25%, 6/1/29	2,495	2,690
Series B, 4.35%, 6/1/30	1,325	1,441
Series B, 4.40%, 6/1/31	1,385	1,516
Maryland Stadium Authority Revenue Series C, 2.33%, 5/1/34	3,010	3,062
Series C, 2.36%, 5/1/35	3,050	3,085
Series C, 2.81%, 5/1/40	7,000	7,287
		24,066
Massachusetts (0.1%):
Massachusetts School Building Authority Revenue, Series B, 2.97%, 10/15/32, Continuously Callable @ 100	6,500	7,040
Michigan (0.2%):
Michigan Finance Authority Revenue, 3.08%, 12/1/34	13,000	14,285
Mississippi (0.2%):
State of Mississippi, GO Series D, 3.73%, 10/1/32	10,000	12,048
Series E, 2.83%, 12/1/24	1,800	1,934
Series E, 3.03%, 12/1/25	2,000	2,191
		16,173
Missouri (0.0%): (f)
University of Missouri Revenue, 2.01%, 11/1/27, Continuously Callable @ 100	3,000	3,114
New Jersey (0.5%):
City of Atlantic, GO Series A, 4.23%, 9/1/25	2,525	2,702
Series A, 4.29%, 9/1/26	2,415	2,614
New Jersey Economic Development Authority Revenue Series C, 5.71%, 6/15/30	2,500	3,048
Series NNN, 3.77%, 6/15/31	10,000	11,007
New Jersey Educational Facilities Authority Revenue, Series E, 4.02%, 7/1/39	3,000	3,219
New Jersey Transportation Trust Fund Authority Revenue 5.50%, 12/15/22	3,320	3,560
4.08%, 6/15/39	3,845	4,435

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Jersey Transportation Trust Fund Authority Revenue (INS — AMBAC Assurance Corp.), Series B, 5.25%, 12/15/22	$5,000	$5,345
New Jersey Transportation Trust Fund Authority Revenue, Build America Bond, Series C, 5.75%, 12/15/28	1,810	2,205
Rutgers The State University of New Jersey Revenue, Series S, 1.91%, 5/1/31	2,750	2,755
South Jersey Transportation Authority Revenue, Series B, 2.38%, 11/1/27	1,030	1,044
		41,934
New York (0.8%):
Long Island Power Authority Revenue Series B, 3.98%, 9/1/25	2,500	2,774
Series B, 4.13%, 9/1/26	2,500	2,831
Long Island Power Authority Revenue, Build America Bond, 5.25%, 5/1/22	10,000	10,342
New York State Dormitory Authority Revenue 5.10%, 8/1/34	11,400	13,688
Series A, 2.46%, 7/1/32	9,250	9,586
Series A, 2.51%, 7/1/33	5,000	5,170
Series B, 2.83%, 7/1/31	5,000	5,371
New York State Thruway Authority Revenue, Series M, 2.55%, 1/1/28	5,000	5,330
New York State Urban Development Corp. Revenue 1.88%, 3/15/30	2,600	2,637
2.03%, 3/15/31, Continuously Callable @ 100	3,500	3,563
		61,292
Ohio (0.4%):
City of Cleveland Airport System Revenue Series A, 2.88%, 1/1/31	1,230	1,311
Series A, 2.93%, 1/1/32	2,990	3,201
Series A, 2.98%, 1/1/33	3,190	3,426
Cleveland Department of Public Utilities Division of Public Power Revenue, 5.50%, 11/15/38, Pre-refunded 11/15/24 @ 100	10,000	11,617
State of Ohio, GO Series A, 1.73%, 8/1/31	5,000	5,125
Series A, 1.78%, 8/1/32	7,000	7,190
		31,870
Oklahoma (0.2%):
Oklahoma Development Finance Authority Revenue, Series C, 5.45%, 8/15/28	10,250	11,576
The University of Oklahoma Revenue Series C, 2.15%, 7/1/30	750	775
Series C, 2.30%, 7/1/31, Continuously Callable @ 100	1,000	1,040
		13,391
Other Territories (0.0%): (f)
Federal Home Loan Mortgage Corp. Revenue, Series A1A, 1.60%, 6/15/22	2,249	2,275
Pennsylvania (0.8%):
City of Pittsburgh PA, GO, Series B, 1.19%, 9/1/26	4,000	4,031
Commonwealth Financing Authority Revenue, Series A, 3.86%, 6/1/38	5,045	5,817
Pennsylvania Economic Development Financing Authority Revenue, Series B, 3.20%, 11/15/27	1,375	1,520
Pennsylvania Higher Educational Facilities Authority Revenue, 3.73%, 7/15/43	3,000	3,090

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pennsylvania IDA Revenue, 3.56%, 7/1/24 (a)	$10,000	$10,546
Public Parking Authority of Pittsburgh Revenue, 2.58%, 12/1/31, Continuously Callable @ 100	825	855
Public Parking Authority Of Pittsburgh Revenue, 2.33%, 12/1/29	895	921
Scranton School District, GO Series A, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (k)	2,800	2,859
Series B, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (k)	1,415	1,512
Scranton School District, GO (INS-Build America Mutual Assurance Co.) 3.05%, 4/1/29	800	874
3.10%, 4/1/30	950	1,044
3.15%, 4/1/31	250	276
State Public School Building Authority Revenue 3.05%, 4/1/28	2,000	2,163
3.15%, 4/1/30	6,460	7,039
State Public School Building Authority Revenue (INS — Build America Mutual Assurance Co.), Series B-1, 4.08%, 12/1/23	1,300	1,382
The School District of Philadelphia, GO, 5.06%, 9/1/42	10,000	12,478
University of Pittsburgh-of the Commonwealth System of Higher Education Revenue Series C, 2.53%, 9/15/31	2,000	2,156
Series C, 2.58%, 9/15/32	1,000	1,075
Series C, 2.63%, 9/15/33	2,000	2,150
		61,788
Tennessee (0.2%):
Jackson Energy Authority Revenue 2.90%, 4/1/22	2,000	2,035
3.05%, 4/1/23	2,745	2,869
Series E, 3.20%, 4/1/24, Continuously Callable @ 100	3,915	4,095
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Series B, 4.05%, 7/1/26, Continuously Callable @ 100	8,000	8,943
		17,942
Texas (1.0%):
Central Texas Regional Mobility Authority Revenue Series C, 1.74%, 1/1/26	1,000	1,002
Series C, 1.84%, 1/1/27	1,000	997
Series C, 2.09%, 1/1/28	1,000	999
City of Corpus Christi TX Utility System Revenue Series B, 1.49%, 7/15/27	2,000	2,036
Series B, 1.71%, 7/15/28	2,220	2,272
City of Dallas TX Waterworks & Sewer System Revenue, Series D, 1.68%, 10/1/28	1,500	1,527
City of Houston TX Airport System Revenue, Series C, 2.09%, 7/1/28	4,250	4,397
City of Houston TX Combined Utility System Revenue Series D, 1.62%, 11/15/30	2,250	2,263
Series E, 3.72%, 11/15/28	2,500	2,917
City of San Antonio TX, GO, 1.76%, 2/1/31, Continuously Callable @ 100	8,270	8,367

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Colony Local Development Corp. Revenue (INS — Berkshire Hathaway Assurance Corp.), Series A, 4.38%, 10/1/33	$9,000	$10,639
Dallas/Fort Worth International Airport Revenue Series A, 4.44%, 11/1/21	2,265	2,288
Series C, 1.65%, 11/1/26	1,500	1,538
Series C, 1.95%, 11/1/28	1,000	1,027
Series C, 2.05%, 11/1/29	1,250	1,284
Series C, 2.10%, 11/1/30	1,000	1,025
Granbury Independent School District, GO, Series A, 1.87%, 8/1/31, Continuously Callable @ 100	1,000	1,021
Harris County Cultural Education Facilities Finance Corp. Revenue 3.34%, 11/15/37	2,000	2,168
Series B, 2.10%, 5/15/22	875	886
Series B, 2.17%, 5/15/23	1,000	1,028
Series B, 2.57%, 5/15/26	1,000	1,062
Series D, 2.28%, 7/1/34	6,785	6,768
McLennan County Public Facility Corp. Revenue, 3.90%, 6/1/29, Continuously Callable @ 100	2,000	2,148
Port of Corpus Christi Authority of Nueces County Revenue, 3.49%, 12/1/25	1,000	1,107
San Antonio Education Facilities Corp. Revenue 2.38%, 4/1/28 (j)	1,500	1,505
2.65%, 4/1/30 (j)	1,150	1,157
2.73%, 4/1/31 (j)	750	755
Tarrant County Cultural Education Facilities Finance Corp. Revenue 2.08%, 9/1/28	600	610
2.57%, 9/1/32, Continuously Callable @ 100	1,000	1,025
2.69%, 9/1/33, Continuously Callable @ 100	1,000	1,029
Texas Public Finance Authority Revenue 1.62%, 2/1/31	2,000	1,957
1.78%, 2/1/32, Continuously Callable @ 100	1,500	1,473
Texas Tech University System Revenue 1.55%, 2/15/28	2,000	2,018
1.65%, 2/15/29	1,250	1,257
1.75%, 2/15/30, Continuously Callable @ 100	2,500	2,508
Waco Educational Finance Corp. Revenue 1.53%, 3/1/27	1,340	1,367
1.69%, 3/1/28	1,500	1,530
2.06%, 3/1/31, Continuously Callable @ 100	1,500	1,533
		80,490
Washington (0.1%):
Washington State University Revenue Series A, 2.24%, 10/1/28	1,800	1,890
Series A, 2.31%, 10/1/29	5,915	6,216
		8,106
Wisconsin (0.0%): (f)
State of Wisconsin Revenue, Series A, 2.40%, 5/1/30	4,000	4,252
Total Municipal Bonds (Cost $721,816)		784,130

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Government Agency Mortgages (2.9%)
Federal Home Loan Mortgage Corp. Series K018, Class X1, 1.22%, 1/25/22 (c) (d)	$44,965	$172
Series K021, Class X1, 1.38%, 6/25/22 (c) (d)	62,135	582
Series K025, Class X1, 0.79%, 10/25/22 (c) (d)	61,391	512
Series K026, Class X1, 0.94%, 11/25/22 (c) (d)	85,580	899
Series K028, Class A2, 3.11%, 2/25/23	4,000	4,139
Series K045, Class A2, 3.02%, 1/25/25	10,000	10,776
Series KPLB, Class A, 2.77%, 5/25/25	17,000	18,123
Series K049, Class A2, 3.01%, 7/25/25	8,000	8,663
Series S8FX, Class A1, 3.02%, 3/25/27	11,911	12,788
Series KIR2, Class A2, 3.17%, 3/25/27	9,500	10,566
Series K068, Class A2, 3.24%, 8/25/27	4,533	5,084
Series K075, Class A2, 3.65%, 2/25/28 (c)	3,000	3,459
Series K095, Class A2, 2.79%, 6/25/29	8,750	9,683
Series K097, Class A2, 2.51%, 7/25/29	8,000	8,709
Series K096, Class A2, 2.52%, 7/25/29	9,000	9,798
Series KG02, Class A2, 2.41%, 8/25/29	9,091	9,800
Series K100, Class A2, 2.67%, 9/25/29	5,455	6,004
5.50%, 12/1/35-4/1/36	561	644
3.50%, 5/1/42-5/1/47	12,137	13,072
		133,473
Federal National Mortgage Association 7.00%, 10/1/22-3/1/23	2	2
Series 2016-M2, Class AV2, 2.15%, 1/25/23	4,738	4,794
Series 2017-M15, Class AV2, 2.62%, 11/25/24 (c)	4,732	4,974
Series 2017-M2, Class A2, 2.80%, 2/25/27 (c)	3,445	3,747
Series M7, Class A2, 2.96%, 2/25/27 (c)	2,500	2,731
2.50%, 2/1/28	3,648	3,821
Series M4, Class A2, 3.05%, 3/25/28 (c)	7,105	7,957
6.50%, 4/1/31-3/1/32	330	388
5.00%, 6/1/33	757	857
2.50%, 11/1/34 (e)	4,312	4,522
5.50%, 9/1/35-5/1/38	4,036	4,682
6.00%, 5/1/36-8/1/37	1,353	1,594
3.50%, 4/1/48-2/1/50	16,859	17,848
4.00%, 4/1/48-2/1/50	22,967	24,520
3.50%, 9/1/49 (e)	2,927	3,097
3.00%, 2/1/50	8,043	8,424
		93,958
Government National Mortgage Association 7.00%, 5/15/23-7/15/32	442	489
6.50%, 6/15/23-10/15/31	618	688
7.50%, 7/15/23-2/15/28	222	238
6.00%, 9/15/28-1/15/33	1,273	1,422

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.50%, 4/20/33	$254	$293
5.00%, 8/15/33	1,621	1,829
		4,959
		232,390
Total U.S. Government Agency Mortgages (Cost $219,926)		232,390
U.S. Treasury Obligations (11.5%)
U.S. Treasury Bonds 1.13%, 5/15/40 (e)	10,000	8,939
3.88%, 8/15/40	15,000	20,271
1.38%, 11/15/40	20,000	18,594
1.88%, 2/15/41 (e)	9,000	9,107
2.25%, 5/15/41	40,000	42,975
2.75%, 8/15/42 (e)	15,000	17,430
2.75%, 11/15/42	10,000	11,619
3.38%, 5/15/44	5,000	6,428
3.00%, 11/15/44	25,000	30,367
2.50%, 2/15/45 (e)	55,000	61,523
2.50%, 2/15/46	15,000	16,819
2.25%, 8/15/46 (e)	42,950	46,023
2.88%, 11/15/46 (e)	10,000	12,008
2.75%, 11/15/47 (e)	12,000	14,147
3.00%, 2/15/49	10,000	12,395
1.25%, 5/15/50 (e)	30,000	25,542
1.63%, 11/15/50	15,000	14,025
1.88%, 2/15/51	49,000	48,640
2.38%, 5/15/51	20,000	22,194
U.S. Treasury Inflation Indexed Bonds 2.38%, 1/15/25	57,110	66,792
0.88%, 1/15/29	10,658	12,680
U.S. Treasury Notes 1.50%, 8/31/21 (e)	40,000	40,044
2.13%, 12/31/21	30,000	30,253
2.00%, 2/15/22	15,000	15,155
2.00%, 7/31/22	30,000	30,573
0.13%, 11/30/22 (e)	25,000	25,004
2.38%, 1/31/23 (e)	5,000	5,168
2.00%, 2/15/23	10,000	10,285
1.50%, 2/28/23	20,000	20,430
0.13%, 7/15/23	20,000	19,980
0.13%, 12/15/23	50,000	49,863
2.50%, 5/15/24	5,000	5,305
2.50%, 1/31/25 (e)	5,000	5,357
2.00%, 2/15/25	70,000	73,773
1.63%, 2/15/26	40,000	41,775
2.38%, 5/15/27 (e)	10,000	10,884

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
2.25%, 8/15/27	$10,000	$10,825
2.25%, 11/15/27	10,000	10,830
Total U.S. Treasury Obligations (Cost $860,448)		924,022
Commercial Paper (4.6%)
Alliant Energy, 0.16%, 8/5/21 (a) (l)	18,200	18,200
American Honda Finance, 0.14%, 8/5/21 (l)	25,000	24,999
CenterPoint Energy Resources Corp. 0.15%, 8/18/21 (a) (l)	7,000	6,999
0.15%, 8/20/21 (a) (l)	13,000	12,999
CenterPoint Energy, Inc. 0.15%, 8/6/21 (a) (l)	3,000	3,000
0.15%, 8/10/21 (a) (l)	2,000	2,000
Dominion Resources, Inc., 0.15%, 8/16/21 (a) (l)	25,000	24,998
Duke Energy Corp., 0.15%, 8/11/21 (a) (l)	1,358	1,358
Eaton Corp. PLC, 0.16%, 8/5/21 (a) (l)	25,000	24,999
Enbridge U.S., Inc. 0.15%, 8/20/21 (a) (l)	16,000	15,999
0.15%, 8/23/21 (a) (l)	9,000	8,999
Eversource Energy, 0.14%, 8/13/21 (a) (l)	20,450	20,449
Experian Finance PLC 0.14%, 8/10/21 (a) (l)	10,000	10,000
0.14%, 8/12/21 (a) (l)	5,000	5,000
0.14%, 8/16/21 (a) (l)	10,000	9,999
Glencore Funding LLC 0.18%, 8/11/21 (a) (l)	15,000	14,999
0.19%, 8/12/21 (a) (l)	10,000	9,999
Hannover Funding Co. LLC 0.21%, 8/4/21 (a) (l)	12,000	12,000
0.20%, 8/5/21 (a) (l)	4,000	4,000
0.19%, 8/11/21 (a) (l)	5,000	5,000
0.22%, 8/17/21 (a) (l)	4,000	3,999
Hyundai Capital America 0.15%, 8/2/21 (a) (l)	11,500	11,500
0.12%, 8/9/21 (a) (l)	13,500	13,499
McCormick & Co., Inc., 0.14%, 8/20/21 (a) (l)	1,600	1,600
OGE Energy Corp., 0.16%, 8/5/21 (a) (l)	9,000	9,000
Public Service Enterprise Group 0.15%, 8/18/21 (a) (l)	20,000	19,998
0.15%, 8/20/21 (a) (l)	5,000	5,000
Puget Sound Energy, Inc. 0.15%, 8/13/21 (l)	5,000	5,000
0.15%, 8/16/21 (l)	6,000	6,000
0.15%, 8/18/21 (l)	10,000	9,999
Sonoco Products Co., 0.20%, 8/2/21 (l)	22,000	22,000
The J.M. Smucker Co., 0.20%, 8/2/21 (a) (l)	24,800	24,800
Total Commercial Paper (Cost $368,394)		368,391

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (0.4%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (m)	5,466	$5
HSBC U.S. Government Money Market Fund I Shares, 0.03% (m)	32,989,019	32,989
Total Collateral for Securities Loaned (Cost $32,994)		32,994
Total Investments (Cost $7,504,492) — 100.0%		8,070,746
Other assets in excess of liabilities — 0.0% (f)		3,059
NET ASSETS — 100.00%		$8,073,805

At July 31, 2021, the Fund's investments in foreign securities were 12.5% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of July 31, 2021, the fair value of these securities was $2,090,003 (thousands) and amounted to 25.9% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2021.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at July 31, 2021.

(d)  Security is interest only.

(e)  All or a portion of this security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(f)  Amount represents less than 0.05% of net assets.

(g)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(h)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of July 31, 2021, illiquid securities were 0.4% of net assets.

(i)  All or a portion of this security is on loan.

(j)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(k)  Put Bond.

(l)  Rate represents the effective yield at July 31, 2021.

(m)  Rate disclosed is the daily yield on July 31, 2021.

AMBAC — American Municipal Bond Assurance Corporation

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

GO — General Obligation

H15T1Y — 1 Year Treasury Constant Maturity Rate

H15T5Y — 5 Year Treasury Constant Maturity Rate

IDA — Industrial Development Authority

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Title XI — The Title XI Guarantee Program provides a guarantee of payment of principal and interest of debt obligations issued by U.S. merchant marine and U.S. shipyards by enabling owners of eligible vessels and shipyards to obtain financing at attractive terms. The guarantee carries the full faith and credit of the U.S. government.

USISDA05 — 5 Year ICE Swap Rate, rate disclosed as of July 31, 2021.

USSW5 — USD 5 Year Swap Rate, rate disclosed as of July 31, 2021.

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Income Fund
Assets:
Investments, at value (Cost $7,504,492)	$8,070,746	(a)
Cash	3,325
Deposit with broker for futures contracts	2,059
Receivables:
Interest and dividends	60,746
Capital shares issued	2,607
From Adviser	4
Prepaid expenses	77
Total Assets	8,139,564
Liabilities:
Payables:
Collateral received on loaned securities	32,994
Investments purchased	25,607
Capital shares redeemed	4,179
Accrued expenses and other payables:
Investment advisory fees	1,222
Administration fees	819
Custodian fees	57
Transfer agent fees	668
Compliance fees	5
Trustees' fees	1
12b-1 fees	8
Other accrued expenses	199
Total Liabilities	65,759
Net Assets:
Capital	7,425,627
Total accumulated earnings/(loss)	648,178
Net Assets	$8,073,805
Net Assets
Fund Shares	$3,089,682
Institutional Shares	4,898,801
Class A	77,209
Class C	19
R6 Shares	8,094
Total	$8,073,805
Shares (unlimited number of shares authorized with no par value):
Fund Shares	223,361
Institutional Shares	354,393
Class A	5,599
Class C	1
R6 Shares	585
Total	583,939
Net asset value, offering and redemption price per share: (b)
Fund Shares	$13.83
Institutional Shares	13.82
Class A	13.79
Class C (c)	13.79
R6 Shares	13.83
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A shares	$14.11

(a)  Includes $31,866 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

	USAA Income Fund
Investment Income:
Dividends	$4,451
Interest	266,140
Securities lending (net of fees)	45
Foreign tax withholding	(2)
Total Income	270,634
Expenses:
Investment advisory fees	14,486
Administration fees — Fund Shares	4,748
Administration fees — Institutional Shares	4,825
Administration fees — Class A	121
Administration fees — Class C	—	(a)
Administration fees — R6 Shares	6
Sub-Administration fees	28
12b-1 fees — Class A	202
12b-1 fees — Class C	—	(a)
Custodian fees	372
Transfer agent fees — Fund Shares	3,020
Transfer agent fees — Institutional Shares	4,825
Transfer agent fees — Class A	81
Transfer agent fees — Class C	—	(a)
Transfer agent fees — R6 Shares	1
Trustees' fees	62
Compliance fees	52
Legal and audit fees	102
State registration and filing fees	143
Interfund lending fees	1
Other expenses	673
Total Expenses	33,748
Expenses waived/reimbursed by Adviser	(28)
Net Expenses	33,720
Net Investment Income (Loss)	236,914
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	115,776
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(54,721)
Net realized/unrealized gains (losses) on investments	61,055
Change in net assets resulting from operations	$297,969

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Income Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income (loss)	$236,914	$275,932
Net realized gains (losses) from investments	115,776	106,571
Net change in unrealized appreciation/depreciation on investments	(54,721)	310,804
Change in net assets resulting from operations	297,969	693,307
Distributions to Shareholders:
Fund Shares	(144,726)	(110,589)
Institutional Shares	(221,182)	(173,849)
Class A	(3,502)	(2,835)
Class C (a)	(1)	— (b)
R6 Shares	(566)	(792)
Change in net assets resulting from distributions to shareholders	(369,977)	(288,065)
Change in net assets resulting from capital transactions	(234,278)	(403,727)
Change in net assets	(306,286)	1,515
Net Assets:
Beginning of period	8,380,091	8,378,576
End of period	$8,073,805	$8,380,091
Capital Transactions:
Fund Shares
Proceeds from shares issued	$288,952	$701,830
Distributions reinvested	139,349	105,951
Cost of shares redeemed	(601,218)	(886,140)
Total Fund Shares	$(172,917)	$(78,359)
Institutional Shares
Proceeds from shares issued	$658,696	$814,499
Distributions reinvested	220,877	172,774
Cost of shares redeemed	(918,266)	(1,300,445)
Total Institutional Shares	$(38,693)	$(313,172)
Class A
Proceeds from shares issued	$2,020	$3,777
Distributions reinvested	3,419	2,779
Cost of shares redeemed	(14,648)	(18,634)
Total Class A	$(9,209)	$(12,078)
Class C (a)
Proceeds from shares issued	$—	$18
Distributions reinvested	1	— (b)
Total Class C	$1	$18
R6 Shares
Proceeds from shares issued	$6,544	$6,753
Distributions reinvested	350	609
Cost of shares redeemed	(20,354)	(7,498)
Total R6 Shares	$(13,460)	$(136)
Change in net assets resulting from capital transactions	$(234,278)	$(403,727)

(a)  Class C commenced operations on June 29, 2020.

(b)  Rounds to less than $1 thousand.

(continues on next page)
See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Income Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
Share Transactions:
Fund Shares
Issued	20,967	52,125
Reinvested	10,105	7,872
Redeemed	(43,669)	(66,180)
Total Fund Shares	(12,597)	(6,183)
Institutional Shares
Issued	47,903	60,462
Reinvested	16,032	12,844
Redeemed	(66,600)	(96,812)
Total Institutional Shares	(2,665)	(23,506)
Class A
Issued	147	282
Reinvested	249	207
Redeemed	(1,066)	(1,397)
Total Class A	(670)	(908)
Class C (a)
Issued	—	1
Reinvested	— (b)	— (b)
Total Class C	—	1
R6 Shares
Issued	474	501
Reinvested	25	45
Redeemed	(1,477)	(554)
Total R6 Shares	(978)	(8)
Change in Shares	(16,910)	(30,604)

(a)  Class C commenced operations on June 29, 2020.

(b)  Rounds to less than 1 thousand shares.

See notes to financial statements.

This page is intentionally left blank.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Income Fund
Fund Shares
Year Ended:
July 31, 2021	$13.95	0.40	(d)	0.11	0.51	(0.40)	(0.23)
July 31, 2020	$13.28	0.43	(d)	0.69	1.12	(0.41)	(0.04)
July 31, 2019	$12.68	0.45		0.60	1.05	(0.45)	— (e)
July 31, 2018	$13.20	0.45		(0.51)	(0.06)	(0.44)	(0.02)
July 31, 2017	$13.40	0.44		(0.20)	0.24	(0.44)	—
Institutional Shares
Year Ended:
July 31, 2021	$13.94	0.41	(d)	0.11	0.52	(0.41)	(0.23)
July 31, 2020	$13.27	0.44	(d)	0.69	1.13	(0.42)	(0.04)
July 31, 2019	$12.67	0.45		0.61	1.06	(0.46)	— (e)
July 31, 2018	$13.19	0.44		(0.50)	(0.06)	(0.44)	(0.02)
July 31, 2017	$13.39	0.45		(0.20)	0.25	(0.45)	—
Class A
Year Ended:
July 31, 2021	$13.91	0.36	(d)	0.11	0.47	(0.36)	(0.23)
July 31, 2020	$13.24	0.40	(d)	0.69	1.09	(0.38)	(0.04)
July 31, 2019	$12.65	0.42		0.59	1.01	(0.42)	— (e)
July 31, 2018	$13.16	0.41		(0.49)	(0.08)	(0.41)	(0.02)
July 31, 2017	$13.36	0.42		(0.21)	0.21	(0.41)	—
Class C
Year Ended:
July 31, 2021	$13.92	0.26	(d)	0.11	0.37	(0.27)	(0.23)
June 29, 2020 (f) through July 31, 2020	$13.64	0.02	(d)	0.27	0.29	(0.01)	—
R6 Shares
Year Ended:
July 31, 2021	$13.95	0.42	(d)	0.11	0.53	(0.42)	(0.23)
July 31, 2020	$13.27	0.45	(d)	0.70	1.15	(0.43)	(0.04)
July 31, 2019	$12.67	0.47		0.60	1.07	(0.47)	— (e)
July 31, 2018	$13.19	0.45		(0.49)	(0.04)	(0.46)	(0.02)
December 1, 2016 (f) through July 31, 2017	$12.83	0.30		0.36	0.66	(0.30)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Income Fund
Fund Shares
Year Ended:
July 31, 2021	(0.63)	$13.83	3.75%	0.44%	2.90%	0.44%	$3,089,682	20%
July 31, 2020	(0.45)	$13.95	8.64%	0.50%	3.22%	0.50%	$3,292,322	25%
July 31, 2019	(0.45)	$13.28	8.50%	0.55%	3.49%	0.55%	$3,214,507	13%
July 31, 2018	(0.46)	$12.68	(0.47)%	0.52%	3.40%	0.52%	$3,055,739	8%
July 31, 2017	(0.44)	$13.20	1.91%	0.49%	3.40%	0.49%	$3,617,550	9%
Institutional Shares
Year Ended:
July 31, 2021	(0.64)	$13.82	3.80%	0.40%	2.95%	0.40%	$4,898,801	20%
July 31, 2020	(0.46)	$13.94	8.78%	0.45%	3.28%	0.45%	$4,978,740	25%
July 31, 2019	(0.46)	$13.27	8.58%	0.48%	3.56%	0.48%	$5,048,203	13%
July 31, 2018	(0.46)	$12.67	(0.41)%	0.47%	3.46%	0.47%	$4,629,713	8%
July 31, 2017	(0.45)	$13.19	1.97%	0.43%	3.45%	0.43%	$3,644,795	9%
Class A
Year Ended:
July 31, 2021	(0.59)	$13.79	3.50%	0.70%	2.64%	0.71%	$77,209	20%
July 31, 2020	(0.42)	$13.91	8.40%	0.77%	2.96%	0.77%	$87,216	25%
July 31, 2019	(0.42)	$13.24	8.20%	0.77%	3.28%	0.77%	$95,026	13%
July 31, 2018	(0.43)	$12.65	(0.61)%	0.74%	3.18%	0.74%	$105,072	8%
July 31, 2017	(0.41)	$13.16	1.67%	0.72%	3.17%	0.72%	$130,912	9%
Class C
Year Ended:
July 31, 2021	(0.50)	$13.79	2.73%	1.42%	1.92%	68.87%	$19	20%
June 29, 2020 (f) through July 31, 2020	(0.01)	$13.92	2.15%	1.43%	1.93%	175.42%	$19	25%
R6 Shares
Year Ended:
July 31, 2021	(0.65)	$13.83	3.90%	0.30%	3.07%	0.35%	$8,094	20%
July 31, 2020	(0.47)	$13.95	8.86%	0.37%	3.35%	0.37%	$21,794	25%
July 31, 2019	(0.47)	$13.27	8.68%	0.39%	3.65%	0.43%	$20,840	13%
July 31, 2018	(0.48)	$12.67	(0.32)%	0.39%	3.56%	0.58%	$18,874	8%
December 1, 2016 (f) through July 31, 2017	(0.30)	$13.19	5.22%	0.39%	3.50%	0.99%	$5,142	9%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Amount is less than $0.005 per share.

(f)  Commencement of operations.

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Income Fund (the "Fund"). The Fund offers five classes of shares: Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

The Board of Trustees (the "Board") of USAA Mutual Funds Trust approved the addition of Class Z for the Fund. This new share class became effective February 5, 2021, but has not yet been funded. Class Z is only available to participants in certain eligible separately managed accounts (also referred to as wrap fee programs) and other advisory clients of Victory Capital Management Inc. ("VCM" or the "Adviser") or its affiliates that are subject to a separate contractual fee for investment management services. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed 0.00% of the Fund's Class Z for an indefinite term.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$494,355	$—	$494,355
Collateralized Mortgage Obligations	—	398,201	—	398,201
Common Stocks	933	—	—	933
Preferred Stocks	41,151	32,455	—	73,606
Senior Secured Loans	—	9,185	—	9,185
Corporate Bonds	—	3,796,638	—	3,796,638
Yankee Dollars	—	955,586	—	955,586
Government National Mortgage Association	—	315	—	315
Municipal Bonds	—	784,130	—	784,130
U.S. Government Agency Mortgages	—	232,390	—	232,390
U.S. Treasury Obligations	—	924,022	—	924,022
Commercial Paper	—	368,391	—	368,391
Collateral for Securities Loaned	32,994	—	—	32,994
Total	$75,078	$7,995,668	$—	$8,070,746

For the year ended July 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Bank Loans:

The Fund may invest in loan interests and direct debt instruments, generally referred to as bank loans, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivate Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposit with broker for futures contracts. As of July 31, 2021, the Fund did not hold any futures contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statement of Operations. Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality, short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$31,866	$—	$32,994

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statement of Operations.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$78,136	$—	$—

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$1,255,660	$1,783,224	$299,300	$270,833

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of July 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.5%
USAA Target Retirement Income Fund	1.2%
USAA Target Retirement 2030 Fund	1.0%
USAA Target Retirement 2040 Fund	0.4%
USAA Target Retirement 2050 Fund	0.2%
USAA Target Retirement 2060 Fund	0.0%*

*  Amount is less than 0.05%.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper A Rated Bond Funds Index. The Lipper A Rated Bond Funds Index tracks the total return performance of the largest funds within the Lipper A Rated Bond Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper A Rated Bond Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to July 31, 2021, performance fees were $(1,930), $(2,919), $(53), less than $(1), and $(12) for Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares in thousands, respectively. Performance adjustments were (0.06)%, (0.06)%, (0.07)%, (0.01)%, and (0.09)% for Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares, Class A, Class C, and R6 Shares, paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A and 1.00% of the average daily net assets of Class C. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A and Class C. Amounts incurred and paid to

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

the Distributor for the year ended July 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended July 31, 2021, the Distributor received less than $1 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 0.52%, 0.46%, 0.77%, 1.43%, and 0.39% for Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of July 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$2	$3	$28	$33

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — Many debt securities, derivatives, and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six, and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$8,497	13	0.58%	$22,423
Lender	—	4,088	6	0.62%	5,812

*  For the year ended July 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$570	$(570)

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021			Year Ended July 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$252,987	$116,990	$369,977	$267,356	$20,709	$288,065

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$18,240	$65,616	$7	$83,863	$564,315	$648,178

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and hybrid accruals interest purchased.

As of July 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$7,506,431	$584,278	$(19,963)	$564,315

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

USAA Mutual Funds Trust	Supplemental Information July 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21- 7/31/21*	Hypothetical Expenses Paid During Period 2/1/21- 7/31/21*	Annualized Expense Ratio During Period 2/1/21- 7/31/21
Fund Shares	$1,000.00	$1,015.50	$1,022.61	$2.20	$2.21	0.44%
Institutional Shares	1,000.00	1,015.70	1,022.81	2.00	2.01	0.40%
Class A	1,000.00	1,014.20	1,021.32	3.50	3.51	0.70%
Class C	1,000.00	1,010.60	1,017.75	7.08	7.10	1.42%
R6 Shares	1,000.00	1,016.30	1,023.36	1.45	1.45	0.29%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021 (amounts in thousands):

Qualified Dividend Income (non-corporate shareholders)	Qualified Interest Income	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
1%	75%	$14,628	$116,990

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23423-0921

JULY 31, 2021

Annual Report

USAA Short-Term Bond Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	39
Statement of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	44
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	59
Supplemental Information (Unaudited)	60
Trustees' and Officers' Information	60
Proxy Voting and Portfolio Holdings Information	66
Expense Examples	66
Additional Federal Income Tax Information	67
Liquidity Risk Management Program	68
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives and remember our collective spirit and perseverance. Markets endured this past

2

year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Short-Term Bond Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Unprecedented is a word that has been used quite a bit over the last year or so. Never in the history of the United States (and most, if not all, of the world for that matter) has most of the country's economy been put into a self-imposed shut down. The COVID-19 pandemic was the reason for this self-imposed shutdown, which led to unprecedented economic results. For example, at its low point, U.S. employment shrank by almost 21 million people in one month alone. The pre-COVID-19 unemployment rate jumped from a very low 3.5% to a high of 14.8%, all in a matter of two months. Similarly, real GDP saw a collapse of -31.2% in the second quarter of 2020. While these numbers are unprecedented, there was other human and economic damage that stemmed from the pandemic, including bankruptcies (both business and personal), deferred health care, and other human tragedies that are difficult, if not impossible, to measure.

Thankfully, the United States and the world are beginning to emerge from this unprecedented tragedy. Most states have lifted their lockdowns, and life has begun returning to normal. The economy started adding jobs in May 2020, but still remains about five million jobs short of the jobs that were lost during the pandemic, but we are seeing progress every month. Likewise, GDP jumped 33.8% in the third quarter of 2020, and has been relatively strong since. One result of returning to normal, however, has been a surge in inflation.

Higher inflation was a trigger that led to the recent increase in interest rates, causing the yield curve to steepen, especially in the one year and longer part of the Treasury curve, as the market began pricing in increases in the short term Federal Funds rate. The widely followed Consumer Price Index ("CPI") began showing the effects of the economy getting back to normal in March 2021, as CPI posted a 2.6% increase, and then a string of higher monthly numbers: 4.2%, 5%, 5.40%, and 5.40% from April through July 2021, respectively. While these rates are higher than they have been, this increase is likely transitory, as most of the increase has been in used car prices, gasoline, and rents, demand for which was suppressed during the pandemic. In fact, if we take the average monthly CPI from March 2020 through July 2021 (to account for lower CPI during the pandemic), the average is 2.1%, which is just slightly over the 2019 average monthly CPI of 1.82%.

Credit spreads spiked in March 2020 and hit their high point at 373 basis points ("bps"), but decreased relatively quickly during the year. They are now lower than pre-pandemic spreads: the Bloomberg U.S. Aggregate Investment Grade Corporate Index option adjusted spread was 93 bps at December 31, 2019, and ended July 2021 at 86 bps. Year over year by ratings, AAA, AA, A, and BBB spreads fell by 13, 29, 31, and 66 bps, respectively. High-yield spreads decreased by 195 bps. (Spreads generally are considered an indication of risk; the wider the spread, the greater the perceived risk.)

No doubt, the unprecedented stimulus from the federal and state governments, in the form of direct payments to consumers and businesses (funded by unprecedented borrowing), helped calm markets and allowed out of work employees to manage for a

4

USAA Mutual Funds Trust

USAA Short-Term Bond Fund (continued)

Managers' Commentary (continued)

time without a paycheck. Likewise, the U.S. Federal Reserve (the "Fed") corporate bond buying programs and effectively zero short term interest rates helped the credit markets stay open. Many corporations took advantage of cheap funding and borrowed heavily to have adequate cash to help survive the lockdowns.

For its part, the Fed appears committed to an effectively zero Federal Funds rate for the near term, indicating no increases until 2023. Although Treasury rates have recently risen and the yield curve has steepened, rates remain below year end 2019 by 152 bps at the short end of the curve, 68 bps for the 10 year, and by 50 bps at the long end.

•  How did the USAA Short-Term Bond Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and R6 Shares. For the reporting period ended July 31, 2021, the Fund Shares, Institutional Shares, Class A, and R6 Shares had total returns of 3.60%, 3.68%, 3.38%, and 3.71%, respectively. This compares to returns of 1.07% for the Bloomberg 1-3 Year Credit Index (the "Index") and 2.13% for the Lipper Short Investment Grade Debt Funds Index.

•  What strategies did you employ during the reporting period?

The Fund earned a positive total return during the reporting period and outperformed the Index, driven primarily by coupon income and the decline in credit spreads, offset to some extent by an increase in U.S. Treasury yields. Changes in the yield curve detracted from performance, as the fund is more laddered than the Index, where as allocation and selection added to performance. Reflecting the portfolio's diversification, the Fund's results were spread among a variety of sectors. Within corporate bonds, the Fund benefited from investments in airlines, consumer cyclical services, finance companies, aerospace and defense, and independent exploration & production. Certain other market segments weighed on relative performance, although they produced positive returns. These included U.S. Treasurys, cash, pharmaceuticals, integrated energy, and taxable municipal securities. We continued to adhere to our disciplined investment approach, which seeks to maintain an attractive yield with an acceptable level of risk. From a credit risk perspective, our higher exposure to BBB and high yield bonds outperformed, while higher rated investment-grade bonds posted lower returns relative to the portfolio returns as well as the Index.

To identify attractive investment opportunities, we worked with our in-house team of credit analysts, continuing to build the portfolio bond-by-bond, through fundamental bottom-up analysis. We seek ideas where our fundamental understanding of the credit risk is different than the market. This approach, we believe, will generate total returns that may outperform our peers over the long run, with less volatility. Our credit analysts review all securities considered for purchase and assign their own independent credit rating. As always, they continuously monitor every holding in the Fund. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Short-Term Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

	Fund Shares	Institutional Shares	Class A		R6 Shares
INCEPTION DATE	6/1/93	8/1/08	8/2/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Bloomberg 1-3 Year Credit Index[1]	Lipper Short Investment Grade Debt Funds Index[2]
One Year	3.60%	3.68%	3.38%	1.10%	3.71%	1.07%	2.13%
Five Year	2.87%	2.97%	2.66%	2.19%	NA	2.42%	2.48%
Ten Year	2.46%	2.58%	2.23%	2.00%	NA	2.12%	2.01%
Since Inception	NA	NA	NA	NA	3.32%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Short-Term Bond Fund — Growth of $10,000

1The broad-based Bloomberg 1-3 Year Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The Lipper Short Investment Grade Debt Funds Index tracks the total return performance of funds in the Lipper Short Investment Grade Debt Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Short-Term Bond Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks high current income consistent with preservation of principal.

Asset Allocation*:

July 31, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (26.8%)
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85%, 6/15/26, Callable 6/13/23 @ 100 (a)	$3,000	$3,042
American Credit Acceptance Receivables Trust, Series 2018-3, Class D, 4.14%, 10/15/24, Callable 5/12/22 @ 100 (a)	1,409	1,427
American Credit Acceptance Receivables Trust, Series 2019-3, Class D, 2.89%, 9/12/25, Callable 2/12/23 @ 100 (a)	700	717
American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 6/12/25, Callable 12/12/22 @ 100 (a)	3,000	3,078
American Credit Acceptance Receivables Trust, Series 2019-2, Class E, 4.29%, 6/12/25, Callable 12/12/22 @ 100 (a)	5,375	5,597
Americredit Automobile Receivables Trust, Series 2018-2, Class A3, 3.15%, 3/20/23, Callable 11/18/22 @ 100	20	20
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class D, 3.08%, 12/18/23, Callable 5/18/22 @ 100	1,921	1,960
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C, 2.60%, 9/18/23, Callable 5/18/22 @ 100	3,929	3,956
AMSR Trust, Series 2021-SFR1, Class A, 1.95%, 6/17/38 (a)	2,000	2,040
AMSR Trust, Series 2021-SFR1, Class B, 2.15%, 6/17/38 (a)	2,000	2,041
AMSR Trust, Series 2021-SFR1, Class C, 2.35%, 6/17/38 (a)	1,200	1,228
ARI Fleet Lease Trust, Series 2019-A, Class A3, 2.53%, 11/15/27, Callable 11/15/22 @ 100 (a)	5,000	5,133
ARI Fleet Lease Trust, Series 2020-A, Class B, 2.06%, 11/15/28, Callable 1/15/23 @ 100 (a)	1,470	1,504
ARI Fleet Lease Trust, Series 2018-A, Class A3, 2.84%, 10/15/26, Callable 10/15/21 @ 100 (a)	4,179	4,199
ARI Fleet Lease Trust, Series 2021-A, Class B, 1.13%, 3/15/30, Callable 8/15/24 @ 100 (a)	2,650	2,663
ARI Fleet Lease Trust, Series 2021-A, Class A3, 0.68%, 3/15/30, Callable 8/15/24 @ 100 (a)	2,550	2,554
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 8/15/28, Callable 1/15/23 @ 100 (a)	2,250	2,291
Ascentium Equipment Receivables Trust, Series 2017-2A, Class D, 3.56%, 10/10/25, Callable 12/10/21 @ 100 (a)	608	613
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.36%, 3/20/26, Callable 4/20/25 @ 100 (a)	5,000	5,239
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.45%, 3/20/23, Callable 4/20/22 @ 100 (a)	4,967	5,034
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.68%, 8/20/26, Callable 9/20/25 @ 100 (a)	4,000	4,189
Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class B, 3.36%, 11/20/22, Callable 12/20/21 @ 100 (a)	3,333	3,349
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class B, 3.70%, 3/20/23, Callable 4/20/22 @ 100 (a)	2,200	2,228
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.35%, 9/22/25, Callable 10/20/24 @ 100 (a)	3,300	3,546
Bank of The West Auto Trust, Series 2018-1, Class A4, 3.59%, 12/15/23, Callable 4/15/22 @ 100 (a)	5,000	5,070
Bank of The West Auto Trust, Series 2017-1, Class A4, 2.33%, 9/15/23, Callable 1/15/22 @ 100 (a)	5,179	5,219

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Bank of The West Auto Trust, Series 2019-1, Class A4, 2.51%, 10/15/24, Callable 1/15/23 @ 100 (a)	$7,500	$7,716
Bank of The West Auto Trust, Series 2019-1, Class B, 2.76%, 1/15/25, Callable 1/15/23 @ 100 (a)	3,300	3,419
Bank of The West Auto Trust, Series 2017-1, Class C, 2.96%, 2/15/24, Callable 1/15/22 @ 100 (a)	5,000	5,067
Bank of The West Auto Trust, Series 2019-1, Class C, 2.90%, 4/15/25, Callable 1/15/23 @ 100 (a)	1,400	1,453
BCC Funding Corp. XVI LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24, Callable 5/20/23 @ 100 (a)	2,943	2,973
BCC Funding XIV Corp., Series 2018-1A, Class E, 6.00%, 4/21/25, Callable 11/20/21 @ 100 (a)	1,000	1,002
BCC Funding XIV LLC, Series 2018-1A, Class C, 3.62%, 8/21/23, Callable 11/20/21 @ 100 (a)	1,000	1,004
BCC Funding XVII LLC, Series 2020-1, Class A2, 0.91%, 8/20/25, Callable 7/20/24 @ 100 (a)	1,875	1,881
BCC Funding XVII LLC, Series 2020-1, Class B, 1.46%, 9/22/25, Callable 7/20/24 @ 100 (a)	2,667	2,695
California Republic Auto Receivables Trust, Series 2018-1, Class B, 3.56%, 3/15/23, Callable 9/15/22 @ 100	1,369	1,373
California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.33%, 4/15/25, Callable 9/15/22 @ 100	3,531	3,675
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class B, 2.00%, 7/21/25, Callable 5/19/23 @ 100 (a)	2,000	2,050
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B, 3.63%, 1/19/24, Callable 3/19/22 @ 100 (a)	2,715	2,765
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class C, 4.07%, 3/19/25, Callable 3/19/22 @ 100 (a)	5,375	5,485
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class A4, 3.44%, 8/21/23, Callable 3/19/22 @ 100 (a)	5,135	5,222
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class C, 2.49%, 5/19/26, Callable 5/19/23 @ 100 (a)	2,405	2,480
CARDS II Trust, Series 2021-1A, Class A, 0.60%, 4/15/27 (a)	9,200	9,206
CarMax Auto Owner Trust, Series 2019-1, Class B, 3.45%, 11/15/24, Callable 12/15/22 @ 100	1,923	2,005
CarMax Auto Owner Trust, Series 2020-2, Class B, 2.90%, 8/15/25, Callable 8/15/23 @ 100	1,806	1,890
CarMax Auto Owner Trust, Series 2020-2, Class D, 5.75%, 5/17/27, Callable 8/15/23 @ 100	2,348	2,574
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 8/15/23 @ 100	3,188	3,298
CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25, Callable 8/15/23 @ 100	3,270	3,388
CarMax Auto Owner Trust, Series 2018-2, Class D, 3.99%, 4/15/25, Callable 5/15/22 @ 100	800	821
CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25, Callable 6/15/23 @ 100	5,163	5,362
CarMax Auto Owner Trust, Series 2018-1, Class D, 3.37%, 7/15/24, Callable 2/15/22 @ 100	500	508

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CarNow Auto Receivables Trust, Series 2021-1A, Class A, 0.97%, 10/15/24, Callable 1/15/24 @ 100 (a)	$2,058	$2,060
CarNow Auto Receivables Trust, Series 2021-1A, Class B, 1.38%, 2/17/26, Callable 1/15/24 @ 100 (a)	1,094	1,097
CARS LP, Series 2020-1A, Class A1, 2.69%, 2/15/50, Callable 2/15/23 @ 100 (a)	3,992	4,124
CARS-DB5 LP, Series 2021-1A, Class A1, 1.44%, 8/15/51, Callable 8/15/24 @ 100 (a) (b) (c)	2,000	1,999
Carvana Auto Receivables Trust, Series 2020-P1, Class D, 1.82%, 9/8/27, Callable 8/8/24 @ 100	1,318	1,337
Carvana Auto Receivables Trust, Series 2021-N2, Class C, 1.07%, 3/10/28, Callable 7/10/26 @ 100	1,500	1,505
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 3/10/28, Callable 7/10/26 @ 100	1,750	1,745
Carvana Auto Receivables Trust, Series 2021-N2, Class A2, 0.97%, 3/10/28, Callable 7/10/26 @ 100	1,250	1,260
Carvana Auto Receivables Trust, Series 2021-N1, Class B, 1.09%, 1/10/28, Callable 1/10/25 @ 100	3,000	3,011
Carvana Auto Receivables Trust, Series 2021-N1, Class D, 1.50%, 1/10/28, Callable 1/10/25 @ 100	2,750	2,761
Carvana Auto Receivables Trust, Series 2021-N1, Class C, 1.30%, 1/10/28, Callable 1/10/25 @ 100	2,000	2,011
Carvana Auto Receivables Trust, Series 2021-N1, Class A, 0.70%, 1/10/28, Callable 1/10/25 @ 100	2,181	2,185
Carvana Auto Receivables Trust, Series 2021-N2, Class D, 1.27%, 3/10/28, Callable 7/10/26 @ 100	3,760	3,750
CCG Receivables Trust, Series 2019-2, Class B, 2.55%, 3/15/27, Callable 2/14/23 @ 100 (a)	3,500	3,604
CCG Receivables Trust, Series 2019-1, Class C, 3.57%, 9/14/26, Callable 9/14/22 @ 100 (a)	875	905
CCG Receivables Trust, Series 2019-1, Class B, 3.22%, 9/14/26, Callable 9/14/22 @ 100 (a)	3,776	3,893
CF Hippolyta LLC, Series 2021-1A, Class A1, 1.53%, 3/15/61, Callable 3/15/24 @ 100 (a)	2,991	3,043
Chase Auto Credit Linked Notes, Series 2020-1, Class B, 0.99%, 1/25/28, Callable 9/25/23 @ 100 (a)	4,553	4,567
Chase Auto Credit Linked Notes, Series 2020-1, Class C, 1.39%, 1/25/28, Callable 9/25/23 @ 100 (a)	1,774	1,784
Chase Auto Credit Linked Notes, Series 2020-1, Class D, 1.89%, 1/25/28, Callable 9/25/23 @ 100 (a)	726	731
Chesapeake Funding II LLC, Series 1A, Class A1, 0.47%, 4/15/33 (a)	2,768	2,771
Chesapeake Funding II LLC, Series 2019-1A, Class A1, 2.94%, 4/15/31, Callable 6/15/22 @ 100 (a)	8,681	8,747
Chesapeake Funding LLC, Series 2018-2A, Class A1, 3.23%, 8/15/30, Callable 10/15/21 @ 100 (a)	1,358	1,364
Chesapeake Funding LLC, Series 2019-1A, Class B, 3.11%, 4/15/31, Callable 6/15/22 @ 100 (a)	6,000	6,059
College Loan Corp. Trust, Series 2005-2, Class B, 0.62% (LIBOR03M+49bps), 1/15/37, Callable 7/15/28 @ 100 (d)	1,158	1,098
Conn's Receivables Funding LLC, Series 2020-A, Class A, 1.71%, Callable 6/15/22 @ 100 (a) (e)	756	756

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CPS Auto Receivables Trust, Series 2018-D, Class E, 5.82%, 6/16/25, Callable 11/15/22 @ 100 (a)	$5,000	$5,359
CPS Auto Receivables Trust, Series 2020-C, Class B, 1.01%, 1/15/25, Callable 7/15/23 @ 100 (a)	3,636	3,647
CPS Auto Receivables Trust, Series 2021-C, Class B, 0.84%, 7/15/25, Callable 9/15/25 @ 100 (a)	5,000	5,007
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class B, 2.86%, 1/16/29, Callable 9/15/23 @ 100 (a)	7,330	7,616
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class B, 1.38%, 7/15/30, Callable 11/15/24 @ 100 (a)	1,000	1,009
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.96%, 2/15/30, Callable 12/15/24 @ 100 (a)	2,000	2,011
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.38%, 11/15/28, Callable 9/15/23 @ 100 (a)	2,250	2,290
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.63%, 9/16/30, Callable 11/15/24 @ 100 (a)	3,000	3,027
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.39%, 4/16/29, Callable 2/15/24 @ 100 (a)	2,059	2,128
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 5/15/30, Callable 11/15/24 @ 100 (a)	1,455	1,462
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class C, 2.59%, 6/15/29, Callable 2/15/24 @ 100 (a)	4,000	4,154
Crossroads Asset Trust, Series 2021-A, Class A2, 0.82%, 3/20/24 (a)	1,205	1,207
Crossroads Asset Trust, Series 2021-A, Class B, 1.12%, 6/20/25, Callable 6/20/24 @ 100 (a)	1,350	1,351
Dell Equipment Finance Trust, Series 2020-1, Class A3, 2.24%, 2/22/23, Callable 10/22/22 @ 100 (a)	2,813	2,860
Dell Equipment Finance Trust, Series 2019-2, Class C, 2.18%, 10/22/24, Callable 6/22/22 @ 100 (a)	2,700	2,739
Dell Equipment Finance Trust, Series 2020-1, Class B, 2.98%, 4/24/23, Callable 10/22/22 @ 100 (a)	775	798
Dell Equipment Finance Trust, Series 2020-2, Class B, 0.92%, 11/22/23, Callable 4/22/23 @ 100 (a)	3,000	3,022
Dell Equipment Finance Trust, Series 2020-2, Class D, 1.92%, 3/23/26, Callable 4/22/23 @ 100 (a)	2,125	2,164
Dell Equipment Finance Trust, Series 2020-2, Class C, 1.37%, 1/22/24, Callable 4/22/23 @ 100 (a)	4,000	4,047
Dell Equipment Finance Trust, Series 2020-1, Class A2, 2.26%, 6/22/22, Callable 10/22/22 @ 100 (a)	927	933
Dell Equipment Finance Trust, Series 2019-1, Class D, 3.45%, 3/24/25, Callable 12/22/21 @ 100 (a)	3,000	3,040
Dell Equipment Finance Trust, Series 2020-2, Class A3, 0.57%, 10/23/23, Callable 4/22/23 @ 100 (a)	1,000	1,004
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A, 1.76%, 4/15/49, Callable 9/20/25 @ 100 (a)	3,333	3,355
Diamond Infrastructure Funding LLC, Series 2021-1A, Class B, 2.35%, 4/15/49, Callable 9/20/25 @ 100 (a)	3,000	3,013
Diamond Resorts Owner Trust, Series 2021-1A, Class A, 1.51%, 11/21/33, Callable 12/20/27 @ 100 (a)	2,909	2,900

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Diamond Resorts Owner Trust, Series 2021-1A, Class B, 2.05%, 11/21/33, Callable 12/20/27 @ 100 (a)	$1,678	$1,696
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class B, 0.98%, 12/11/34 (a)	4,423	4,441
Donlen Fleet Lease Funding LLC, Series 2, Class C, 1.20%, 12/11/34 (a)	5,000	5,005
Drive Auto Receivables Trust, Series 2018-1, Class D, 3.81%, 5/15/24, Callable 4/15/22 @ 100	2,084	2,106
Drive Auto Receivables Trust, Series 2018-3, Class D, 4.30%, 9/16/24, Callable 8/15/22 @ 100	2,113	2,154
Drive Auto Receivables Trust, Series 2018-2, Class D, 4.14%, 8/15/24, Callable 7/15/22 @ 100	2,977	3,030
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02%, 6/15/27, Callable 5/15/24 @ 100	3,542	3,551
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65%, 7/15/25, Callable 5/15/24 @ 100	3,750	3,759
Drive Auto Receivables Trust, Series 2018-4, Class D, 4.09%, 1/15/26, Callable 8/15/22 @ 100	1,924	1,969
DT Auto Owner Trust, Series 2018-2A, Class D, 4.15%, 3/15/24, Callable 8/15/22 @ 100 (a)	2,114	2,144
DT Auto Owner Trust, Series 2019-4A, Class C, 2.73%, 7/15/25, Callable 11/15/23 @ 100 (a)	5,000	5,086
Encina Equipment Finance LLC, Series 2021-1A, Class B, 1.21%, 2/15/27, Callable 4/15/24 @ 100 (a)	713	714
Encina Equipment Finance LLC, Series 2021-1A, Class D, 1.69%, 11/15/27, Callable 4/15/24 @ 100 (a)	1,538	1,526
Encina Equipment Finance LLC, Series 2021-1A, Class C, 1.39%, 6/15/27, Callable 4/15/24 @ 100 (a)	846	847
Encina Equipment Finance LLC, Series 2021-1A, Class A2, 0.74%, 12/15/26, Callable 4/15/24 @ 100 (a)	877	876
Enterprise Fleet Financing LLC, Series 2021-1, Class A2, 0.44%, 12/21/26 (a)	3,000	3,002
Enterprise Fleet Financing LLC, Series 2019-1, Class A3, 3.07%, 10/20/24 (a)	1,000	1,028
Enterprise Fleet Financing LLC, Series 2020-1, Class A3, 1.86%, 12/22/25 (a)	2,050	2,113
Evergreen Credit Card Trust, Series 2019-2, Class B, 2.27%, 9/15/24 (a)	3,562	3,630
Exeter Automobile Receivables Trust, Series 2019-4, Class C, 2.44%, 9/16/24, Callable 6/15/23 @ 100 (a)	4,000	4,043
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 7/15/23 @ 100 (a)	2,107	2,116
Exeter Automobile Receivables Trust, Series 2020-1A, Class C, 2.49%, 1/15/25, Callable 7/15/23 @ 100 (a)	4,545	4,619
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32%, 7/15/25, Callable 11/15/23 @ 100	2,361	2,382
Exeter Automobile Receivables Trust, Series 2018-4, Class C, 3.97%, 9/15/23, Callable 2/15/23 @ 100 (a)	699	701
Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.98%, 6/15/26, Callable 4/15/24 @ 100	3,000	3,005
Exeter Automobile Receivables Trust, Series 2018-3, Class D, 4.35%, 6/17/24, Callable 1/15/23 @ 100 (a)	2,500	2,560
Exeter Automobile Receivables Trust, Series 2019-3, Class C, 2.79%, 5/15/24, Callable 7/15/23 @ 100 (a)	3,490	3,526
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 3/15/24, Callable 6/15/23 @ 100 (a)	4,927	4,976

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
First Investors Auto Owner Trust, Series 2019-2A, Class C, 2.71%, 12/15/25, Callable 12/15/22 @ 100 (a)	$7,403	$7,577
First Investors Auto Owner Trust, Series 2018-2A, Class F, 7.31%, 9/15/25, Callable 8/15/22 @ 100 (a)	3,900	4,075
First Investors Auto Owner Trust, Series 2019-2, Class B, 2.47%, 1/15/25, Callable 12/15/22 @ 100 (a)	3,640	3,692
First Investors Auto Owner Trust, Series 2017-2, Class D, 3.56%, 9/15/23, Callable 2/15/22 @ 100 (a)	5,695	5,765
First Investors Auto Owner Trust, Series 2020-1A, Class B, 1.85%, 2/17/26, Callable 11/15/22 @ 100 (a)	3,880	3,920
First Investors Auto Owner Trust, Series 2020-1A, Class C, 2.55%, 2/17/26, Callable 11/15/22 @ 100 (a)	5,000	5,106
FirstKey Homes Trust, Series 2021-SFR1, Class C, 1.89%, 8/17/28 (a)	3,000	3,030
FirstKey Homes Trust, Series 2021-SFR1, Class B, 1.79%, 8/17/28 (a)	3,000	3,029
Flagship Credit Auto Trust, Series 2021-1, Class B, 0.68%, 2/16/27, Callable 3/15/24 @ 100 (a)	3,100	3,093
Flagship Credit Auto Trust, Series 2020-2, Class D, 5.75%, 4/15/26, Callable 8/15/23 @ 100 (a)	5,000	5,504
Flagship Credit Auto Trust, Series 2019-2, Class D, 3.53%, 5/15/25, Callable 9/15/23 @ 100 (a)	3,000	3,128
Flagship Credit Auto Trust, Series 2017-3, Class E, 5.26%, 10/15/24, Callable 5/15/22 @ 100 (a)	5,150	5,327
Flagship Credit Auto Trust, Series 2017-1, Class D, 4.23%, 5/15/23, Callable 12/15/21 @ 100 (a)	3,336	3,366
Flagship Credit Auto Trust, Series 2020-4, Class B, 1.00%, 10/15/25, Callable 9/15/23 @ 100 (a)	3,750	3,770
Flagship Credit Auto Trust, Series 2021-1, Class C, 0.91%, 3/15/27, Callable 3/15/24 @ 100 (a)	2,700	2,695
Ford Credit Auto Lease Trust, Series 2020-A, Class B, 2.05%, 6/15/23, Callable 8/15/22 @ 100	5,000	5,075
Ford Credit Auto Lease Trust, Series 2021-A, Class C, 0.78%, 9/15/25, Callable 5/15/23 @ 100	1,250	1,251
Ford Credit Auto Owner Trust, Series 2020-1, Class C, 2.54%, 8/15/31, Callable 2/15/25 @ 100 (a)	5,000	5,246
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04%, 8/15/31, Callable 2/15/25 @ 100 (a)	2,667	2,783
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	5,000	5,231
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class B, 1.31%, 7/15/27, Callable 5/15/25 @ 100 (a)	5,749	5,766
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class A3, 0.81%, 5/15/26, Callable 5/15/25 @ 100 (a)	4,300	4,307
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class B, 0.87%, 1/15/26, Callable 11/15/24 @ 100 (a)	2,344	2,350
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class A3, 0.64%, 7/15/25, Callable 11/15/24 @ 100 (a)	2,571	2,574
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class C, 1.02%, 9/15/26, Callable 11/15/24 @ 100 (a)	1,325	1,325
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class B, 0.82%, 4/15/25, Callable 5/15/24 @ 100 (a)	2,500	2,506

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
GLS Auto Receivables Issuer Trust, Series 2020-3A, Class B, 1.38%, 8/15/24, Callable 5/15/23 @ 100 (a)	$3,000	$3,018
GLS Auto Receivables Issuer Trust, Series 2A, Class C, 4.57%, 4/15/26, Callable 7/15/23 @ 100 (a)	1,250	1,352
GLS Auto Receivables Issuer Trust, Series 2020-4A, Class C, 1.14%, 11/17/25, Callable 12/15/23 @ 100 (a)	1,781	1,790
GLS Auto Receivables Trust, Series 2021-2A, Class B, 0.77%, 9/15/25, Callable 7/15/25 @ 100 (a)	5,000	5,006
GLS Auto Receivables Trust, Series 2021-2A, Class C, 1.08%, 6/15/26, Callable 7/15/25 @ 100 (a)	3,043	3,047
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56%, 7/22/24, Callable 12/20/22 @ 100	1,625	1,670
GM Financial Automobile Leasing Trust, Series 2020-3, Class B, 0.76%, 10/21/24, Callable 2/20/23 @ 100	2,000	2,009
GM Financial Automobile Leasing Trust, Series 2020-1, Class B, 1.84%, 12/20/23, Callable 6/20/22 @ 100	3,261	3,305
GM Financial Automobile Leasing Trust, Series 2020-3, Class C, 1.11%, 10/21/24, Callable 2/20/23 @ 100	1,786	1,796
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class B, 2.54%, 8/18/25, Callable 5/16/23 @ 100	1,500	1,561
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class C, 3.07%, 11/18/24, Callable 9/16/22 @ 100	2,000	2,061
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class B, 0.96%, 10/15/25 (a)	1,750	1,764
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class C, 1.31%, 10/15/25 (a)	2,250	2,272
Great American Auto Leasing, Inc., Series 2019-1, Class A4, 3.21%, 2/18/25, Callable 12/15/22 @ 100 (a)	1,000	1,030
GreatAmerica Leasing Receivables Funding LLC, Series 2018-1, Class C, 3.14%, 6/16/25, Callable 11/15/21 @ 100 (a)	600	605
GreatAmerica Leasing Receivables Funding LLC, Series 2020-1, Class B, 2.00%, 2/16/26, Callable 12/15/23 @ 100 (a)	1,090	1,125
GreatAmerica Leasing Receivables Funding LLC, Series 2018-1, Class A4, 2.83%, 6/17/24, Callable 11/15/21 @ 100 (a)	1,986	1,997
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.03%, 3/20/31, Callable 12/20/23 @ 100 (a)	3,700	3,699
HPEFS Equipment Trust, Series 2019-1A, Class D, 2.72%, 9/20/29, Callable 6/20/22 @ 100 (a)	3,000	3,061
HPEFS Equipment Trust, Series 2020-1A, Class C, 2.03%, 2/20/30, Callable 1/20/23 @ 100 (a)	2,851	2,905
HPEFS Equipment Trust, Series 2021-2A, Class C, 0.88%, 9/20/28, Callable 7/20/24 @ 100 (a)	3,843	3,849
HPEFS Equipment Trust, Series 2021-1A, Class C, 0.75%, 3/20/31, Callable 12/20/23 @ 100 (a)	2,500	2,501
HPEFS Equipment Trust, Series 2019-1A, Class B, 2.32%, 9/20/29, Callable 6/20/22 @ 100 (a)	1,750	1,763
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 6/20/22 @ 100 (a)	1,350	1,370
HPEFS Equipment Trust, Series 2020-2A, Class C, 2.00%, 7/22/30, Callable 5/20/23 @ 100 (a)	3,400	3,470

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
HPEFS Equipment Trust, Series 2021-2A, Class D, 1.29%, 3/20/29, Callable 7/20/24 @ 100 (a)	$2,719	$2,730
HPEFS Equipment Trust, Series 2020-2A, Class B, 1.20%, 7/22/30, Callable 5/20/23 @ 100 (a)	4,167	4,206
JPMorgan Chase Bank NA, Series 1, Class B, 0.88%, 9/25/28, Callable 4/25/24 @ 100 (a)	2,850	2,854
JPMorgan Chase Bank NA, Series 2021-2, Class D, 1.14%, 12/26/28, Callable 6/25/24 @ 100 (a)	1,175	1,175
JPMorgan Chase Bank NA, Series 2021-1, Class C, 1.02%, 9/25/28, Callable 4/25/24 @ 100 (a)	2,850	2,852
JPMorgan Chase Bank NA, Series 2020-2, Class D, 1.49%, 2/25/28, Callable 1/25/24 @ 100 (a)	4,936	4,960
JPMorgan Chase Bank NA, Series 1, Class D, 1.17%, 9/25/28, Callable 4/25/24 @ 100 (a)	3,781	3,782
JPMorgan Chase Bank NA, Series 2020-2, Class B, 0.84%, 2/25/28, Callable 1/25/24 @ 100 (a)	2,804	2,809
JPMorgan Chase Bank NA, Series 2020-2, Class C, 1.14%, 2/25/28, Callable 1/25/24 @ 100 (a)	1,402	1,408
Kubota Credit Owner Trust, Series 2020-1A, Class A2, 1.92%, 12/15/22, Callable 9/15/23 @ 100 (a)	1,866	1,872
Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.96%, 3/15/24, Callable 9/15/23 @ 100 (a)	3,750	3,817
Master Credit Card Trust, Series 2020-1A, Class B, 2.27%, 9/23/24 (a)	833	858
Master Credit Card Trust, Series 2021-1A, Class C, 1.06%, 11/21/25 (a)	1,688	1,686
Master Credit Card Trust, Series 2021-1A, Class B, 0.79%, 11/21/25 (a)	1,346	1,345
Master Credit Card Trust, Series 2020-1A, Class C, 2.59%, 9/23/24 (a)	2,125	2,183
Master Credit Card Trust, Series 2018-1A, Class C, 3.74%, 7/21/24 (a)	1,750	1,817
MMAF Equipment Finance LLC, Series 2020-BA, Class A5, 0.85%, 4/14/42, Callable 1/14/25 @ 100 (a)	5,000	5,005
MMAF Equipment Finance LLC, Series 2017-A, Class A4, 2.41%, 8/16/24, Callable 6/16/28 @ 100 (a)	869	873
MVW LLC, Series 2021-1WA, Class B, 1.44%, 1/22/41, Callable 12/20/28 @ 100 (a)	2,062	2,064
MVW LLC, Series 2021-1WA, Class A, 1.14%, 1/22/41, Callable 12/20/28 @ 100 (a)	1,971	1,974
MVW Owner Trust, Series 2018-1A, Class A, 3.45%, 1/21/36, Callable 1/20/24 @ 100 (a)	6,120	6,356
MVW Owner Trust, Series 2017-1A, Class A, 2.42%, 12/20/34, Callable 7/20/23 @ 100 (a)	582	593
Nelnet Student Loan Trust, Series 2005-3, Class B, 0.41% (LIBOR03M+28bps), 9/22/37, Callable 9/22/21 @ 100 (d)	1,048	1,042
NMEF Funding LLC, Series 2021-A, Class A2, 0.81%, 12/15/27, Callable 10/15/24 @ 100 (a)	5,000	5,005
NMEF Funding LLC, Series 2021-A, Class B, 1.85%, 12/15/27, Callable 10/15/24 @ 100 (a)	4,000	4,034
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 10/20/27 @ 100 (a)	1,863	1,918
Oscar U.S. Funding Trust IX LLC, Series 2018-2A, Class A3, 3.39%, 9/12/22 (a)	220	220
Oscar U.S. Funding XII LLC, Series 1A, Class A3, 0.70%, 4/10/25 (a)	3,245	3,249
Oscar U.S. Funding XII LLC, Series 1A, Class A4, 1.00%, 4/10/28 (a)	3,000	2,998

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Oscar U.S. Funding XIII LLC, Series 2021-2A, Class A4, 1.27%, 9/11/28 (a)	$8,100	$8,139
Oscar U.S. Funding XIII LLC, Series 2021-2A, Class A3, 0.86%, 9/10/25 (a)	5,000	5,009
Pawnee Equipment Receivables LLC, Series 2020-1, Class A, 1.37%, 11/17/25, Callable 3/15/24 @ 100 (a)	5,541	5,579
Pawnee Equipment Receivables LLC, Series 2020-1, Class B, 1.84%, 1/15/26, Callable 3/15/24 @ 100 (a)	930	948
Pawnee Equipment Receivables LLC, Series 2019-1, Class A2, 2.29%, 10/15/24, Callable 4/15/23 @ 100 (a)	2,242	2,267
Prestige Auto Receivables Trust, Series 2019-1A, Class B, 2.53%, 1/16/24, Callable 9/15/22 @ 100 (a)	5,000	5,028
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01%, 8/15/25, Callable 9/15/22 @ 100 (a)	5,000	5,117
Prestige Auto Receivables Trust, Series 2018-1A, Class C, 3.75%, 10/15/24, Callable 6/15/22 @ 100 (a)	9,397	9,473
Prestige Auto Receivables Trust, Series 2020-1A, Class C, 1.31%, 11/16/26, Callable 9/15/23 @ 100 (a)	2,321	2,339
Progress Residential, Series 2021-SFR4, Class B, 1.81%, 5/17/38 (a)	4,500	4,558
Progress Residential Trust, Series 2021-SFR2, Class B, 1.80%, 4/19/38 (a)	6,850	6,921
Progress Residential Trust, Series 2021-SFR6, Class B, 1.75%, 7/17/38, Callable 7/17/26 @ 100 (a)	2,813	2,837
Progress Residential Trust, Series 2021-SFR5, Class C, 1.81%, 7/16/26 (a)	1,500	1,507
Progress Residential Trust, Series 2021-SFR5, Class B, 1.66%, 7/16/26 (a)	2,400	2,411
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class C, 1.29%, 4/15/26, Callable 1/15/24 @ 100 (a)	7,400	7,499
Santander Retail Auto Lease Trust, Series 2019-C, Class C, 2.39%, 11/20/23, Callable 10/20/22 @ 100 (a)	1,783	1,816
Santander Retail Auto Lease Trust, Series 2020-A, Class B, 1.88%, 3/20/24, Callable 4/20/23 @ 100 (a)	5,500	5,613
Santander Retail Auto Lease Trust, Series 2021-B, Class B, 1.26%, 6/20/25, Callable 5/20/24 @ 100 (a)	5,000	5,015
SCF Equipment Leasing LLC, Series 2019-2, Class B, 2.76%, 8/20/26, Callable 12/20/24 @ 100 (a)	2,000	2,082
SCF Equipment Leasing LLC, Series 2019-1A, Class B, 3.49%, 1/20/26, Callable 8/20/21 @ 100 (a)	3,250	3,254
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 5/20/25 @ 100 (a)	3,824	3,909
SCF Equipment Leasing LLC, Series 2020-1A, Class A3, 1.19%, 10/20/27, Callable 5/20/25 @ 100 (a)	8,767	8,818
SCF Equipment Leasing LLC, Series 2020-1A, Class C, 2.60%, 8/21/28, Callable 5/20/25 @ 100 (a)	1,900	1,959
Securitized Term Auto Receivables Trust, Series 2019-CRTA, Class B, 2.45%, 3/25/26, Callable 12/25/22 @ 100 (a)	695	707
Securitized Term Auto Receivables Trust, Series 2019-CRTA, Class C, 2.85%, 3/25/26, Callable 12/25/22 @ 100 (a)	993	1,012
Sierra Timeshare Receivables Funding LLC, Series 1A, Class A, 3.20%, 1/20/36, Callable 2/20/24 @ 100 (a)	2,440	2,526
Sierra Timeshare Receivables Funding LLC, Series 3A, Class A, 2.34%, 8/20/36, Callable 11/20/23 @ 100 (a)	5,162	5,287
Synchrony Card Funding LLC, Series 2019-A1, Class A, 2.95%, 3/15/25	1,000	1,017
See notes to financial statements.

16

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Synchrony Credit Card Master Note Trust, Series 2017-2, Class C, 3.01%, 10/15/25	$6,170	$6,350
Synchrony Credit Card Master Note Trust, Series 2018-2, Class B, 3.67%, 5/15/26	510	537
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	5,000	5,272
Tesla Auto Lease Trust, Series 2020-A, Class B, 1.18%, 1/22/24, Callable 4/20/23 @ 100 (a)	2,750	2,779
Transportation Finance Equipment Trust, Series 2019-1, Class A4, 1.88%, 3/25/24, Callable 4/23/23 @ 100 (a)	3,000	3,067
Tricolor Auto Securitization Trust, Series 2021-1A, Class A, 0.74%, 4/15/24, Callable 6/15/24 @ 100 (a)	10,000	9,999
Tricolor Auto Securitization Trust, Series 2021-1A, Class B, 1.00%, 6/17/24, Callable 6/15/24 @ 100 (a)	4,250	4,250
Trillium Credit Card Trust II, Series 2020-1A, Class B, 2.33%, 12/27/24 (a)	3,708	3,738
Trinity Rail Leasing LLC, Series 2019-2A, Class A1, 2.39%, 10/18/49, Callable 11/17/21 @ 100 (a)	1,897	1,904
Unify Auto Receivables Trust, Series 2021-1A, Class A4, 0.98%, 7/15/26, Callable 6/15/23 @ 100 (a)	3,000	3,035
Unify Auto Receivables Trust, Series 2021-1A, Class B, 1.29%, 11/16/26, Callable 6/15/23 @ 100 (a)	3,000	3,043
United Auto Credit Securitization Trust, Series 2020-1, Class D, 2.88%, 2/10/25, Callable 8/10/22 @ 100 (a)	750	768
United Auto Credit Securitization Trust, Series 2019-1, Class E, 4.29%, 8/12/24, Callable 2/10/22 @ 100 (a)	3,320	3,374
United Auto Credit Securitization Trust, Series 2020-1, Class C, 2.15%, 2/10/25, Callable 8/10/22 @ 100 (a)	3,250	3,283
Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.65%, 9/15/45, Callable 9/15/23 @ 100 (a)	6,500	6,514
VB-S1 Issuer LLC, Series 2020-1A, Class C2, 3.03%, 6/15/50, Callable 6/15/24 @ 100 (a)	2,250	2,365
Volvo Financial Equipment LLC, Series 2020-1A, Class A4, 0.60%, 3/15/28, Callable 4/15/24 @ 100 (a)	1,750	1,748
Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.00%, 10/16/23, Callable 6/15/22 @ 100 (a)	3,900	3,966
Westlake Automobile Receivables Trust, Series 2020-1A, Class C, 2.52%, 4/15/25, Callable 7/15/23 @ 100 (a)	5,000	5,112
Westlake Automobile Receivables Trust, Series 2019-1A, Class C, 3.45%, 3/15/24, Callable 9/15/22 @ 100 (a)	705	709
Westlake Automobile Receivables Trust, Series 2018-1, Class E, 4.53%, 5/15/23, Callable 8/15/21 @ 100 (a)	4,553	4,559
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 2/15/22 @ 100 (a)	7,750	7,805
Westlake Automobile Receivables Trust, Series 2018-3, Class C, 3.61%, 10/16/23, Callable 6/15/22 @ 100 (a)	315	316
Wheels SPV 2 LLC, Series 2020-1A, Class A3, 0.62%, 8/20/29, Callable 4/20/24 @ 100 (a)	3,250	3,259
World Omni Auto Receivables Trust, Series 2018-D, Class C, 3.87%, 8/15/25, Callable 9/15/22 @ 100	4,000	4,152

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
World Omni Auto Receivables Trust, Series 2018-D, Class B, 3.67%, 12/16/24, Callable 9/15/22 @ 100	$2,000	$2,074
World Omni Select Auto Trust, Series 2018-1A, Class D, 4.13%, 1/15/25, Callable 8/15/22 @ 100 (a)	2,500	2,545
World Omni Select Auto Trust, Series 2020-A, Class B, 0.84%, 6/15/26, Callable 2/15/23 @ 100	5,750	5,768
Total Asset-Backed Securities (Cost $814,255)		822,304
Collateralized Mortgage Obligations (6.9%)
American Money Management Corp., Series 2016-19A, Class AR, 1.27% (LIBOR03M+114bps), 10/16/28, Callable 10/15/21 @ 100 (a) (d)	1,019	1,019
Annisa CLO Ltd., Series 2016-2, Class AR, 1.23% (LIBOR03M+110bps), 7/20/31, Callable 10/20/21 @ 100 (a) (d)	3,000	2,997
BBCMS Mortgage Trust, Series 2020-BID, Class A, 2.23% (LIBOR01M+214bps), 10/15/37 (a) (d)	3,000	3,018
BBCMS Mortgage Trust, Series 2020-BID, Class B, 2.63% (LIBOR01M+254bps), 10/15/37 (a) (d)	5,000	5,028
BBCMS Trust, Series 2013-TYSN, Class A2, 3.76%, 9/5/32 (a)	11,104	11,115
BBCMS Trust, Series 2013-TYSN, Class B, 4.04%, 9/5/32 (a)	3,500	3,503
BTH Mortgage-Backed Securities Trust, Series 2018-21, Class A, 2.60% (LIBOR01M+250bps), 10/7/21 (a) (d)	4,000	3,998
CHT Mortgage Trust, Series 2017-CSMO, Class C, 1.59% (LIBOR01M+150bps), 11/15/36 (a) (d)	9,500	9,517
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class A, 3.34%, 5/10/36 (a)	7,338	7,805
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class B, 4.38%, 1/10/36 (a)	7,600	8,154
Columbia Cent CLO Ltd., Series 2020-29A, Class AIF, 1.97%, 7/20/31, Callable 1/20/22 @ 100 (a)	3,500	3,514
COMM Mortgage Trust, Series 2020-CBM, Class A2, 2.90%, 11/13/39 (a)	5,620	5,699
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.32%, 7/10/50, Callable 6/10/25 @ 100 (f)	3,366	3,674
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49, Callable 8/10/24 @ 100 (a) (f)	5,000	5,364
COMM Mortgage Trust, Series 2020-CBM, Class C, 3.40%, 11/13/39 (a)	6,875	6,838
COMM Mortgage Trust, Series 2020-CBM, Class B, 3.10%, 11/13/39 (a)	5,000	5,047
COMM Mortgage Trust, Series 2012-CR4, Class XA, 1.69%, 10/15/45, Callable 8/15/22 @ 100 (f) (g)	53,074	783
COMM Mortgage Trust, Series 2012-CR2, Class XA, 1.61%, 8/15/45, Callable 7/15/22 @ 100 (f) (g)	56,742	465
Credit Suisse Mortgage Capital Certificates, Series 2021-980M, Class A, 2.39%, 7/15/26 (a) (b) (c)	2,500	2,575
Extended Stay America Trust, Series 2021-ESH, Class B, 1.47% (LIBOR01M+138bps), 7/15/38 (a) (d)	778	780
Extended Stay America Trust, Series 2021-ESH, Class C, 1.79% (LIBOR01M+170bps), 7/15/38 (a) (d)	2,500	2,511
Extended Stay America Trust, Series 2021-ESH, Class A, 1.17% (LIBOR01M+108bps), 7/15/38 (a) (d)	2,000	2,007
FREMF Mortgage Trust, Series 2012- K17, Class B, 4.32%, 12/25/44, Callable 12/25/21 @ 100 (a) (f)	9,335	9,453

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
FREMF Mortgage Trust, Series 2014-K717, Class B, 3.58%, 11/25/47, Callable 9/25/21 @ 100 (a) (f)	$5,500	$5,512
FREMF Mortgage Trust, Series 2017-K724, Class B, 3.52%, 11/25/23, Callable 11/25/23 @ 100 (a) (f)	4,935	5,203
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)	10,500	10,593
GS Mortgage Securities Corp. Trust, Series 2020-UPTN, Class A, 2.75%, 12/10/39 (a)	2,000	2,101
GS Mortgage Securities Corp. Trust, Series 2017-SLP, Class A, 3.42%, 10/10/32 (a)	4,730	4,825
GS Mortgage Securities Corp. Trust, Series 2017-GPTX, Class A, 2.86%, 5/10/34 (a)	13,530	13,517
GS Mortgage Securities Trust, Series 2012-GCJ7, Class XA, 1.79%, 5/10/45, Callable 5/10/22 @ 100 (f) (g)	9,789	36
GS Mortgage Securities Trust, Series 2012-GC6, Class AS, 4.95%, 1/10/45, Callable 12/10/21 @ 100 (a)	5,297	5,348
GS Mortgage Securities Trust, Series 2012-GCJ9, Class XA, 1.92%, 11/10/45, Callable 11/10/22 @ 100 (f) (g)	21,530	336
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 3.09%, 3/5/37 (a)	8,824	9,206
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class B, 5.07%, 11/15/43, Callable 8/15/21 @ 100 (a) (f)	3,000	2,999
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class XA, 1.73%, 10/15/45, Callable 9/15/22 @ 100 (f) (g)	17,626	202
Life Mortgage Trust, Series 2021-BMR, Class B, 0.97% (LIBOR01M+88bps), 3/15/38 (a) (d)	3,000	3,005
Merit, Series 2020-HILL, Class A, 1.24% (LIBOR01M+115bps), 8/15/37 (a) (d)	2,500	2,509
Merit, Series 2020-HILL, Class B, 1.49% (LIBOR01M+140bps), 8/15/37 (a) (d)	4,000	4,018
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class XA, 1.60%, 11/15/45, Callable 6/15/22 @ 100 (a) (f) (g)	17,683	183
Morgan Stanley Capital I Trust, Series 2017-CLS, Class B, 0.94% (LIBOR01M+85bps), 11/15/34 (a) (d)	1,100	1,100
Morgan Stanley Capital I Trust, Series 2019-NUGS, Class B, 2.80% (LIBOR01M+130bps), 12/15/36 (a) (d)	3,846	3,855
Palmer Square Loan Funding Ltd., Series 2019-3, Class A1, 1.01% (LIBOR03M+85bps), 8/20/27, Callable 8/20/21 @ 100 (a) (d)	2,496	2,496
Palmer Square Loan Funding Ltd., Series 2018-5A, Class A1, 0.98% (LIBOR03M+85bps), 1/20/27, Callable 10/20/21 @ 100 (a) (d)	1,488	1,484
Palmer Square Loan Funding Ltd., Series 2021-1A, Class A1, 1.03% (LIBOR03M+90bps), 4/20/29, Callable 4/20/22 @ 100 (a) (d)	1,319	1,319
Palmer Square Loan Funding Ltd., Series 2019-2, Class A1, 1.10% (LIBOR03M+97bps), 4/20/27, Callable 10/20/21 @ 100 (a) (d)	1,056	1,056
Palmer Square Loan Funding Ltd., Series 2020-1A, Class A1, 0.96% (LIBOR03M+80bps), 2/20/28, Callable 8/20/21 @ 100 (a) (d)	3,342	3,342
Palmer Square Loan Funding Ltd., Series 2020-1A, Class A2, 1.51% (LIBOR03M+135bps), 2/20/28, Callable 8/20/21 @ 100 (a) (d)	4,600	4,583
Race Point CLO Ltd., Series 2016-10A, Class A1R, 1.23% (LIBOR03M+110bps), 7/25/31, Callable 10/25/21 @ 100 (a) (d)	4,437	4,432

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Amount	Principal Value
Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.00%, 5/25/43, Callable 6/25/22 @ 100 (a) (f)	$874	$899
TTAN, Series 2021-MHC, Class C, 1.44% (LIBOR01M+140bps), 3/15/38 (a) (d)	3,000	3,009
TTAN, Series 2021-MHC, Class D, 1.84% (LIBOR01M+180bps), 3/15/38 (a) (d)	1,200	1,204
TTAN, Series 2021-MHC, Class B, 1.19% (LIBOR01M+115bps), 3/15/38 (a) (d)	2,229	2,235
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.02%, 5/10/45, Callable 4/10/22 @ 100 (a) (f) (g)	40,166	199
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.02%, 5/10/45, Callable 4/10/22 @ 100 (f) (g)	30,494	151
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class XA, 1.81%, 8/10/49, Callable 9/10/22 @ 100 (a) (f) (g)	21,102	282
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class XA, 1.73%, 10/15/45, Callable 9/15/22 @ 100 (a) (f) (g)	22,412	274
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, 5.68%, 11/15/44, Callable 9/15/21 @ 100 (a) (f)	5,348	5,370
Total Collateralized Mortgage Obligations (Cost $208,160)		211,747
Preferred Stocks (0.2%)
Financials (0.2%):
Citigroup Capital, 6.50% (LIBOR03M+637bps), 10/30/40 (d)	200,000	5,544
Total Preferred Stocks (Cost $5,470)		5,544
Convertible Corporate Bonds (0.3%)
Energy (0.3%):
PDC Energy, Inc., 1.13%, 9/15/21	$8,000	7,915
Total Convertible Corporate Bonds (Cost $7,972)		7,915
Senior Secured Loans (1.0%)
Clean Harbors, Inc., Initial Term Loan, First Lien, 1.85% (LIBOR01M+175bps), 6/30/24 (d)	2,494	2,491
Delos Finance S.A.R.L., Loans, First Lien, 1.90% (LIBOR03M+175bps), 10/6/23 (b) (d)	10,000	9,975
The Boeing Co., Advance, First Lien, 1.37% (LIBOR03M+125bps), 2/6/22 (b) (d)	18,776	18,743
Total Senior Secured Loans (Cost $31,263)		31,209
Corporate Bonds (41.9%)
Communication Services (0.5%):
Qwest Corp., 6.75%, 12/1/21	9,000	9,169
Sprint Corp., 7.25%, 9/15/21	3,500	3,526
Sprint Spectrum, 3.36%, 3/20/23 (a)	1,100	1,104
		13,799

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Consumer Discretionary (4.5%):
Association of American Medical Colleges 2.27%, 10/1/25	$4,145	$4,200
2.39%, 10/1/26	4,275	4,361
Duke University Health System, Inc., 2.26%, 6/1/26	700	727
Expedia Group, Inc. 3.60%, 12/15/23, Callable 11/15/23 @ 100	5,000	5,310
6.25%, 5/1/25, Callable 2/1/25 @ 100 (a)	5,000	5,830
Ford Motor Co., 8.50%, 4/21/23 (h)	4,692	5,212
Genting New York LLC/GENNY Capital, Inc., 3.30%, 2/15/26, Callable 1/15/26 @ 100 (a)	2,000	2,024
Horace Mann School, 2.48%, 7/1/22	2,500	2,540
Howard University 2.64%, 10/1/21	500	502
2.80%, 10/1/23	1,000	1,044
2.42%, 10/1/24	1,350	1,410
2.52%, 10/1/25	1,000	1,053
Hyatt Hotels Corp., 5.38%, 4/23/25, Callable 3/23/25 @ 100 (h)	3,000	3,401
KB Home, 7.00%, 12/15/21, Callable 9/15/21 @ 100	4,000	4,025
Lennar Corp. 5.38%, 10/1/22 (i)	4,270	4,506
4.75%, 11/15/22, Callable 8/15/22 @ 100	1,435	1,497
Lithia Motors, Inc., 5.25%, 8/1/25 (a)	1,590	1,632
Macy's Retail Holdings LLC, 2.88%, 2/15/23, Callable 11/15/22 @ 100 (i)	1,250	1,262
Marriott International, Inc., 2.30%, 1/15/22, Callable 12/15/21 @ 100	1,260	1,267
MDC Holdings, Inc., 5.50%, 1/15/24, Callable 10/15/23 @ 100	1,706	1,867
Murphy Oil USA, Inc., 5.63%, 5/1/27, Callable 5/1/22 @ 102.81	7,470	7,886
Nissan Motor Acceptance Corp. 3.65%, 9/21/21 (a)	7,000	7,028
0.76% (LIBOR03M+63bps), 9/21/21 (a) (d)	5,000	5,002
Nordstrom, Inc., 2.30%, 4/8/24 (a)	10,000	10,037
QVC, Inc. 4.38%, 3/15/23	3,515	3,690
4.45%, 2/15/25, Callable 11/15/24 @ 100	10,000	10,725
Smithsonian Institution, 0.97%, 9/1/23	1,400	1,415
Sodexo, Inc., 1.63%, 4/16/26, Callable 3/16/26 @ 100 (a)	10,000	10,168
Toll Brothers Finance Corp. 5.88%, 2/15/22, Callable 11/15/21 @ 100	10,735	10,876
4.38%, 4/15/23, Callable 1/15/23 @ 100	2,719	2,841
Volkswagen Group of America Finance LLC 2.50%, 9/24/21 (a)	5,000	5,016
3.13%, 5/12/23 (a)	5,000	5,219
YMCA of Greater New York 2.26%, 8/1/21	300	300
2.30%, 8/1/26, Callable 5/1/26 @ 100	1,700	1,725
ZF North America Capital, Inc., 4.50%, 4/29/22 (a)	1,338	1,369
		136,967
Consumer Staples (1.3%):
7-Eleven, Inc., 0.80%, 2/10/24, Callable 2/10/22 @ 100 (a)	5,000	5,000
Central Garden & Pet Co., 5.13%, 2/1/28, Callable 1/1/23 @ 102.56	5,000	5,302

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Lamb Weston Holdings, Inc., 4.63%, 11/1/24, Callable 11/1/21 @ 102.31 (a)	$3,000	$3,083
Smithfield Foods, Inc., 2.65%, 10/3/21, Callable 9/7/21 @ 100 (a)	14,425	14,447
Walmart, Inc. 2.85%, 7/8/24, Callable 6/8/24 @ 100	5,000	5,337
3.55%, 6/26/25, Callable 4/26/25 @ 100	5,000	5,527
		38,696
Energy (11.3%):
Apache Corp., 3.25%, 4/15/22, Callable 1/15/22 @ 100	5,050	5,085
Buckeye Partners LP, 4.15%, 7/1/23, Callable 4/1/23 @ 100 (h)	5,000	5,177
Continental Resources, Inc. 4.50%, 4/15/23, Callable 1/15/23 @ 100 (h)	10,252	10,653
3.80%, 6/1/24, Callable 3/1/24 @ 100	13,619	14,276
Devon Energy Corp., 5.25%, 10/15/27, Callable 10/15/22 @ 102.63 (a)	13,330	14,235
Diamondback Energy, Inc. 0.90%, 3/24/23, Callable 9/24/21 @ 100	5,000	4,998
5.38%, 5/31/25, Callable 8/24/21 @ 102.69 (i)	12,572	12,937
Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	10,000	10,671
Energy Transfer LP, 4.90%, 2/1/24, Callable 11/1/23 @ 100	6,611	7,178
Energy Transfer Operating LP 5.20%, 2/1/22, Callable 11/1/21 @ 100	7,684	7,772
4.20%, 9/15/23, Callable 8/15/23 @ 100	5,000	5,335
EQM Midstream Partners LP 4.75%, 7/15/23, Callable 6/15/23 @ 100 (h)	1,684	1,755
4.00%, 8/1/24, Callable 5/1/24 @ 100	10,030	10,285
EQT Corp. 3.00%, 10/1/22, Callable 9/1/22 @ 100 (i)	15,000	15,206
7.63%, 2/1/25, Callable 1/1/25 @ 100	7,000	8,088
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @ 100 (h)	5,000	5,372
Gray Oak Pipeline LLC, 2.00%, 9/15/23 (a)	8,334	8,511
Hess Corp., 3.50%, 7/15/24, Callable 4/15/24 @ 100	2,552	2,711
HollyFrontier Corp., 2.63%, 10/1/23	10,000	10,351
Marathon Petroleum Corp., 4.50%, 5/1/23, Callable 4/1/23 @ 100 (h)	5,000	5,317
Midwest Connector Capital Co. LLC, 3.63%, 4/1/22, Callable 3/1/22 @ 100 (a) (h)	29,500	29,959
MPLX LP, 3.50%, 12/1/22, Callable 11/1/22 @ 100	5,691	5,903
Murphy Oil Corp., 6.88%, 8/15/24, Callable 9/7/21 @ 101.72	10,735	10,930
NuStar Logistics LP, 4.75%, 2/1/22, Callable 11/1/21 @ 100	2,000	2,012
Occidental Petroleum Corp. 2.70%, 8/15/22	5,000	5,064
3.45%, 7/15/24, Callable 4/15/24 @ 100 (i)	5,000	5,060
2.90%, 8/15/24, Callable 7/15/24 @ 100	6,000	6,043
5.88%, 9/1/25, Callable 6/1/25 @ 100	2,000	2,216
Ovintiv Exploration, Inc., 5.63%, 7/1/24	13,613	15,060
Ovintiv, Inc., 3.90%, 11/15/21, Callable 8/16/21 @ 100	2,100	2,101
Parsley Energy LLC/Parsley Finance Corp. 5.63%, 10/15/27, Callable 10/15/22 @ 102.81 (a) (h)	22,028	23,742
4.13%, 2/15/28, Callable 2/15/23 @ 102.06 (a)	7,289	7,634
PDC Energy, Inc. 6.13%, 9/15/24, Callable 9/7/21 @ 103.06	5,000	5,087
6.25%, 12/1/25, Callable 9/7/21 @ 104.69	8,415	8,678

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Phillips 66, 0.90%, 2/15/24, Callable 11/19/21 @ 100	$1,538	$1,539
Range Resources Corp., 5.88%, 7/1/22, Callable 4/1/22 @ 100	2,000	2,030
Southwestern Energy Co., 4.10%, 3/15/22, Callable 12/15/21 @ 100	13,237	13,307
Valero Energy Corp. 2.70%, 4/15/23 (h)	9,302	9,634
1.20%, 3/15/24	5,500	5,550
Western Midstream Operating LP 4.00%, 7/1/22, Callable 4/1/22 @ 100	5,000	5,054
4.35%, 2/1/25, Callable 1/1/25 @ 100	8,421	8,834
WPX Energy, Inc., 8.25%, 8/1/23, Callable 6/1/23 @ 100	5,263	5,891
		347,241
Financials (12.6%):
Alexander Funding Trust, 1.84%, 11/15/23 (a)	14,410	14,665
Alleghany Corp., 4.95%, 6/27/22	1,250	1,300
Ares Capital Corp. 3.63%, 1/19/22, Callable 12/19/21 @ 100 (h) (i)	510	516
3.25%, 7/15/25, Callable 6/15/25 @ 100	5,000	5,307
Assurant, Inc., 4.20%, 9/27/23, Callable 8/27/23 @ 100	5,000	5,361
Athene Global Funding 2.80%, 5/26/23 (a) (i)	5,000	5,207
1.20%, 10/13/23 (a)	5,000	5,066
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (d) (i)	8,571	9,066
BB&T Corp., 4.25%, 9/30/24	1,955	2,134
Cadence Bancorp, 4.75% (LIBOR03M+303bps), 6/30/29, Callable 6/30/24 @ 100 (d)	9,667	10,571
CIT Group, Inc. 5.00%, 8/15/22	17,650	18,391
4.75%, 2/16/24, Callable 11/16/23 @ 100	3,000	3,236
4.13% (H15T5Y+237bps), 11/13/29, Callable 11/13/24 @ 100 (d)	1,000	1,025
Citizens Financial Group, Inc., 4.15%, 9/28/22 (a)	1,283	1,330
City National Bank, 5.38%, 7/15/22	2,000	2,097
Colfax Corp., 6.38%, 2/15/26, Callable 2/15/22 @ 103.19 (a)	3,648	3,853
Curo Group Holdings Corp., 8.25%, 9/1/25, Callable 8/12/21 @ 104.53 (a)	4,000	4,186
DAE Funding LLC 5.25%, 11/15/21, Callable 10/15/21 @ 100 (a)	15,742	15,883
4.50%, 8/1/22 (a)	28,451	28,451
1.55%, 8/1/24, Callable 7/1/24 @ 100 (a)	1,250	1,249
5.00%, 8/1/24 (a)	500	513
Dime Community Bancshares, Inc., 4.50% (LIBOR03M+266bps), 6/15/27, Callable 6/15/22 @ 100 (d)	3,750	3,779
First Citizens BancShares, Inc., 3.38% (SOFR+247bps), 3/15/30, Callable 3/15/25 @ 100 (d)	10,871	11,164
First Horizon National Corp., 3.55%, 5/26/23, Callable 4/26/23 @ 100	5,000	5,250
FNB Corp., 2.20%, 2/24/23, Callable 1/24/23 @ 100	7,349	7,472
Ford Motor Credit Co. LLC, 3.38%, 11/13/25, Callable 10/13/25 @ 100	3,000	3,134
FS KKR Capital Corp. 4.75%, 5/15/22, Callable 4/15/22 @ 100	4,727	4,856
4.63%, 7/15/24, Callable 6/15/24 @ 100	2,000	2,156

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Fulton Financial Corp. 3.60%, 3/16/22	$1,446	$1,469
3.25% (SOFR+230bps), 3/15/30, Callable 3/15/25 @ 100 (d)	10,000	10,102
GA Global Funding Trust, 1.63%, 1/15/26 (a)	2,500	2,550
Glencore Funding LLC, 1.63%, 4/27/26, Callable 3/27/26 @ 100 (a)	5,000	5,045
Hilltop Holdings, Inc., 5.75% (SOFR+568bps), 5/15/30, Callable 5/15/25 @ 100 (d)	5,000	5,414
Infinity Property & Casualty Corp., 5.00%, 9/19/22 (h) (i)	21,955	22,957
Main Street Capital Corp. 5.20%, 5/1/24	5,200	5,661
3.00%, 7/14/26, Callable 6/14/26 @ 100	3,500	3,625
MB Financial Bank NA, 4.00% (LIBOR03M+187bps), 12/1/27, Callable 12/1/22 @ 100 (d)	3,000	3,095
Mobr-04 LLC (LOC — Compass Bank), 1.12%, 9/1/24 (h) (j)	3,200	3,200
National Securities Clearing Corp., 1.20%, 4/23/23 (a)	5,000	5,075
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (d) (i)	8,242	8,948
Pinnacle Financial Partners, Inc., 5.25% (LIBOR03M+388bps), 11/16/26, Callable 11/16/21 @ 100 (a) (d)	3,800	3,813
ProAssurance Corp., 5.30%, 11/15/23 (i)	9,000	9,675
Protective Life Global Funding, 3.10%, 4/15/24 (a)	5,000	5,315
Reliance Standard Life Global Funding II 3.85%, 9/19/23 (a)	5,000	5,342
2.75%, 5/7/25 (a)	5,000	5,297
Santander Holdings USA, Inc. 4.45%, 12/3/21, Callable 11/3/21 @ 100	1,278	1,291
3.70%, 3/28/22, Callable 2/28/22 @ 100	15,000	15,270
SCE Recovery Funding LLC, 0.86%, 11/15/31	10,000	9,832
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (d)	11,650	12,271
SL Green Operating Partnership LP, 3.25%, 10/15/22, Callable 9/15/22 @ 100	2,612	2,689
StanCorp Financial Group, Inc., 5.00%, 8/15/22	5,366	5,602
Sterling Bancorp, 4.00% (SOFR+253bps), 12/30/29, Callable 12/30/24 @ 100 (d)	8,750	9,120
Synovus Bank, 2.29% (SOFR+95bps), 2/10/23, Callable 2/10/22 @ 100 (d)	6,876	6,926
TCF National Bank 4.13% (LIBOR03M+238bps), 7/2/29, Callable 7/2/24 @ 100 (d)	5,000	5,272
5.50% (LIBOR03M+509bps), 5/6/30, Callable 5/6/25 @ 100 (d)	10,000	10,328
Texas Capital Bancshares, Inc., 4.00% (H15T5Y+315bps), 5/6/31, Callable 5/6/26 @ 100 (d)	5,000	5,199
TIAA FSB Holdings, Inc., 4.82% (LIBOR03M+470bps), 3/15/26, Callable 9/7/21 @ 100 (d)	5,718	5,799
UMB Financial Corp., 3.70% (H15T5Y+344bps), 9/17/30, Callable 9/17/25 @ 100 (d)	3,750	3,869
United Financial Bancorp, Inc., 5.75%, 10/1/24	4,120	4,418
WEA Finance LLC, 3.15%, 4/5/22 (a)	5,000	5,070
		386,757

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Health Care (1.4%):
Bristol-Myers Squibb Co. 2.75%, 2/15/23, Callable 1/15/23 @ 100	$10,000	$10,355
3.25%, 2/20/23, Callable 1/20/23 @ 100	4,810	5,018
Centene Corp., 5.38%, 6/1/26, Callable 8/13/21 @ 104.03 (a)	1,500	1,562
Fresenius Medical Care U.S. Finance III, Inc., 1.88%, 12/1/26, Callable 11/1/26 @ 100 (a)	5,000	5,067
Fresenius U.S. Finance II, Inc., 4.50%, 1/15/23, Callable 10/17/22 @ 100 (a) (i)	4,000	4,181
Hikma Finance USA LLC, 3.25%, 7/9/25	7,000	7,289
Laboratory Corp. of America Holdings, 1.55%, 6/1/26, Callable 5/1/26 @ 100	5,000	5,073
SSM Health Care Corp., 3.69%, 6/1/23, Callable 3/1/23 @ 100	4,330	4,559
		43,104
Industrials (5.4%):
Air Lease Corp., 2.25%, 1/15/23	5,000	5,125
Aircastle Ltd., 4.25%, 6/15/26, Callable 4/15/26 @ 100	5,000	5,509
American Airlines Pass Through Trust 4.38%, 4/1/24	2,972	2,947
4.40%, 3/22/25	6,386	6,276
4.38%, 12/15/25 (a)	5,058	4,801
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26 (a)	5,000	5,231
Ashtead Capital, Inc., 4.38%, 8/15/27, Callable 8/15/22 @ 102.19 (a)	9,000	9,452
Aviation Capital Group LLC 2.88%, 1/20/22, Callable 12/20/21 @ 100 (a)	6,792	6,846
5.50%, 12/15/24, Callable 11/15/24 @ 100 (a)	7,495	8,496
Builders FirstSource, Inc., 6.75%, 6/1/27, Callable 6/1/22 @ 103.38 (a)	4,901	5,244
Continental Airlines Pass Through Trust 5.98%, 10/19/23	2,153	2,183
4.00%, 4/29/26	9,933	10,481
Delta Air Lines Pass Through Trust, 2.00%, 12/10/29	4,701	4,729
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/25 (a)	5,852	6,298
Fluor Corp., 3.50%, 12/15/24, Callable 9/15/24 @ 100 (i)	6,000	6,271
Hillenbrand, Inc., 5.75%, 6/15/25, Callable 6/15/22 @ 102.88	1,000	1,067
Howmet Aerospace, Inc. 5.13%, 10/1/24, Callable 7/1/24 @ 100	1,500	1,650
6.88%, 5/1/25, Callable 4/1/25 @ 100 (h)	10,000	11,635
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25 (a)	4,000	4,354
PACCAR Financial Corp., 2.65%, 4/6/23, MTN	5,000	5,197
Penske Truck Leasing Co. LP / PTL Finance Corp., 1.70%, 6/15/26, Callable 5/15/26 @ 100 (a)	5,000	5,068
Southwest Airlines Co. 4.75%, 5/4/23	5,000	5,356
5.25%, 5/4/25, Callable 4/4/25 @ 100	10,000	11,428
Spirit AeroSystems, Inc., 3.95%, 6/15/23, Callable 5/15/23 @ 100	1,181	1,197
The Boeing Co. 8.75%, 8/15/21	2,974	2,982
1.95%, 2/1/24	2,000	2,052

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Nature Conservancy, 0.47%, 7/1/23	$850	$851
U.S. Airways, 5.38%, 5/15/23	9,711	9,742
U.S. Airways Pass Through Trust, 3.95%, 5/15/27	3,860	3,871
United Airlines Pass Through Trust 5.38%, 2/15/23	2,013	2,016
4.63%, 3/3/24	769	785
4.15%, 10/11/25	5,151	5,457
4.88%, 7/15/27	961	1,007
		165,604
Information Technology (0.3%):
Skyworks Solutions, Inc. 0.90%, 6/1/23, Callable 6/1/22 @ 100	5,000	5,019
1.80%, 6/1/26, Callable 5/1/26 @ 100	5,000	5,091
		10,110
Materials (0.4%):
Ball Corp., 5.00%, 3/15/22	2,250	2,302
Commercial Metals Co., 4.88%, 5/15/23, Callable 2/15/23 @ 100	1,000	1,052
Reliance Steel & Aluminum Co., 4.50%, 4/15/23, Callable 1/15/23 @ 100	8,403	8,879
		12,233
Real Estate (2.1%):
American Tower Trust #1, 3.07%, 3/15/48, Callable 9/15/21 @ 100 (a)	3,760	3,776
Lexington Realty Trust, 4.25%, 6/15/23, Callable 3/15/23 @ 100	6,360	6,731
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27, Callable 10/15/22 @ 102.5	11,401	12,062
Nationwide Health Properties, Inc., 6.90%, 10/1/37, (Put Date 10/1/27), MTN (k)	2,950	3,868
Office Properties Income Trust, 4.00%, 7/15/22, Callable 6/15/22 @ 100	7,605	7,829
SBA Tower Trust 2.84%, 1/15/25, Callable 1/15/24 @ 100 (a)	6,923	7,222
1.88%, 7/15/50, Callable 1/15/25 @ 100 (a)	3,500	3,568
SL Green Realty Corp., 4.50%, 12/1/22, Callable 9/1/22 @ 100 (i)	5,000	5,191
VICI Properties LP/VICI Note Co., Inc., 3.50%, 2/15/25, Callable 2/15/22 @ 101.75 (a)	3,636	3,717
Vornado Realty LP, 2.15%, 6/1/26, Callable 5/1/26 @ 100	9,500	9,743
		63,707
Utilities (2.1%):
Calpine Corp., 5.25%, 6/1/26, Callable 9/7/21 @ 102.63 (a)	2,000	2,059
CenterPoint Energy Resources Corp., 0.70%, 3/2/23, Callable 9/7/21 @ 100	4,000	4,001
Delmarva Power & Light Co., 3.50%, 11/15/23, Callable 8/15/23 @ 100	5,858	6,228
National Fuel Gas Co., 5.50%, 1/15/26, Callable 12/15/25 @ 100	5,000	5,821
NRG Energy, Inc., 7.25%, 5/15/26, Callable 8/23/21 @ 103.63	4,000	4,160
Oklahoma Gas & Electric Co., 0.55%, 5/26/23, Callable 11/26/21 @ 100	3,000	3,000
Public Service Electric & Gas Co., 3.25%, 9/1/23, MTN, Callable 8/1/23 @ 100	5,000	5,286
Sierra Pacific Power Co., 3.38%, 8/15/23, Callable 5/15/23 @ 100	4,299	4,527
Southern Co. Gas Capital Corp., 2.45%, 10/1/23, Callable 8/1/23 @ 100	10,000	10,390
Southern Power Co., 2.75%, 9/20/23, Callable 7/20/23 @ 100	9,500	9,912

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
System Energy Resources, Inc., 4.10%, 4/1/23, Callable 1/1/23 @ 100	$3,630	$3,807
Virginia Electric & Power Co., 2.75%, 3/15/23, Callable 12/15/22 @ 100	5,000	5,167
		64,358
Total Corporate Bonds (Cost $1,249,345)		1,282,576
Yankee Dollars (11.7%)
Communication Services (0.6%):
Bharti Airtel International Netherlands BV, 5.35%, 5/20/24 (a)	8,000	8,788
Pearson Funding Four PLC, 3.75%, 5/8/22 (a)	7,250	7,348
Telefonica Chile SA, 3.88%, 10/12/22 (a)	1,908	1,968
		18,104
Consumer Discretionary (0.3%):
Nissan Motor Co. Ltd., 3.04%, 9/15/23 (a)	4,000	4,172
Stellantis NV, 5.25%, 4/15/23	4,352	4,683
		8,855
Consumer Staples (0.2%):
Grupo Bimbo Sab de CV, 4.50%, 1/25/22 (a)	5,059	5,154
Energy (1.8%):
Cenovus Energy, Inc. 3.00%, 8/15/22, Callable 5/15/22 @ 100	5,000	5,097
3.80%, 9/15/23, Callable 6/15/23 @ 100	2,000	2,107
Delek & Avner Tamar Bond Ltd., 5.08%, 12/30/23 (a)	2,776	2,800
Galaxy Pipeline Assets Bidco Ltd. 1.75%, 9/30/27 (a)	2,500	2,532
2.16%, 3/31/34 (a)	750	743
Harvest Operations Corp., 1.00%, 4/26/24, Callable 4/26/22 @ 100 (a) (i)	3,572	3,576
Lundin Energy Finance BV, 2.00%, 7/15/26, Callable 6/15/26 @ 100 (a)	5,000	5,059
Petroleos Mexicanos 4.88%, 1/24/22	1,862	1,890
3.77% (LIBOR03M+365bps), 3/11/22 (d)	14,217	14,344
Suncor Energy Ventures Corp., 4.50%, 4/1/22 (a)	13,373	13,644
		51,792
Financials (4.6%):
BAT International Finance PLC, 1.67%, 3/25/26, Callable 2/25/26 @ 100	5,000	5,042
BBVA Bancomer SA, 6.75%, 9/30/22 (a)	14,000	14,836
BBVA Bancomer SA Texas, 6.75%, 9/30/22	2,000	2,118
Element Fleet Management Corp., 1.60%, 4/6/24, Callable 3/6/24 @ 100 (a)	4,000	4,071
Lloyds Bank PLC 0.30% (LIBOR06M+10bps), Callable 8/31/21 @ 100 (d) (e)	8,130	8,127
0.31% (LIBOR06M+10bps), Callable 8/31/21 @ 100 (d) (e)	10,000	9,985
Lloyds Banking Group PLC, 2.91% (LIBOR03M+81bps), 11/7/23, Callable 11/7/22 @ 100 (d)	10,000	10,300
Natwest Group PLC, 8.63% (USSW5+760bps), Callable 8/15/21 @ 100 (d) (e)	35,000	35,091
Origin Energy Finance Ltd., 5.45%, 10/14/21 (a)	1,375	1,388
ORIX Corp., 2.90%, 7/18/22	10,000	10,247
Park Aerospace Holdings Ltd., 5.25%, 8/15/22, Callable 7/15/22 @ 100 (a)	8,000	8,347

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
SA Global Sukuk Ltd., 0.95%, 6/17/24, Callable 5/17/24 @ 100 (a)	$4,167	$4,162
Santander UK Group Holdings PLC 3.57%, 1/10/23, Callable 1/10/22 @ 100	5,000	5,069
3.37% (LIBOR03M+108bps), 1/5/24, Callable 1/5/23 @ 100 (d)	5,000	5,192
UBS Group AG, 7.13% (USSW5YF+588bps), Callable 8/10/21 @ 100 (d) (e)	5,000	5,005
VEON Holdings BV, 5.95%, 2/13/23	10,000	10,645
		139,625
Industrials (3.0%):
Aercap Ireland Capital DAC/Aercap Global Aviation Trust, 5.00%, 10/1/21	2,700	2,700
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.15%, 2/15/24, Callable 1/15/24 @ 100	5,000	5,243
Air Canada Pass Through Trust 5.00%, 6/15/25 (a)	1,067	1,081
4.13%, 11/15/26 (a)	14,511	14,857
Aircastle Ltd., 4.40%, 9/25/23, Callable 8/25/23 @ 100	5,000	5,350
AMP Group Finance Services Ltd., 4.00%, 9/14/21, MTN	3,195	3,203
Avolon Holdings Funding Ltd. 3.95%, 7/1/24, Callable 6/1/24 @ 100 (a)	5,000	5,346
2.88%, 2/15/25, Callable 1/15/25 @ 100 (a)	10,000	10,367
2.13%, 2/21/26, Callable 1/21/26 @ 100 (a)	4,250	4,269
CK Hutchison International 16 Ltd., 1.88%, 10/3/21 (a)	10,000	10,027
CK Hutchison International 17 II Ltd., 2.75%, 9/29/23 (i)	4,907	5,086
CK Hutchison International 17 Ltd., 2.88%, 4/5/22 (a) (i)	5,000	5,082
IHS Markit Ltd., 5.00%, 11/1/22, Callable 8/1/22 @ 100 (a)	3,500	3,652
Smiths Group PLC, 3.63%, 10/12/22 (a)	7,306	7,570
The Weir Group PLC, 2.20%, 5/13/26, Callable 4/13/26 @ 100 (a)	10,000	10,109
		93,942
Information Technology (0.4%):
Nokia Oyj, 3.38%, 6/12/22	3,244	3,321
Open Text Corp., 5.88%, 6/1/26, Callable 9/7/21 @ 102.94 (a)	3,100	3,201
Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	7,290	7,484
		14,006
Materials (0.5%):
Braskem Netherlands Finance BV, 3.50%, 1/10/23, Callable 12/10/22 @ 100 (a)	5,000	5,162
POSCO, 2.38%, 1/17/23 (a)	5,000	5,115
Syngenta Finance NV, 3.13%, 3/28/22 (i)	4,000	4,061
		14,338
Sovereign Bond (0.3%):
Province of Alberta Canada, 3.35%, 11/1/23	5,000	5,333
Province of Canada, 2.45%, 6/29/22	5,000	5,103
		10,436
Utilities (0.0%): (l)
TransAlta Corp., 4.50%, 11/15/22, Callable 8/15/22 @ 100	1,252	1,290
Total Yankee Dollars (Cost $352,136)		357,542

See notes to financial statements.

28

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (9.6%)
Alabama (0.3%):
Auburn University Revenue, Series C, 0.82%, 6/1/24	$2,760	$2,787
City of Birmingham AL, GO, 0.86%, 3/1/24	1,585	1,601
The Water Works Board of The City of Birmingham Revenue 2.20%, 1/1/24	1,000	1,042
2.36%, 1/1/25	2,000	2,115
		7,545
Alaska (0.0%): (l)
University of Alaska Revenue Series W, 1.70%, 10/1/22	900	913
Series W, 1.83%, 10/1/23	1,000	1,026
		1,939
Arizona (0.2%):
Arizona Board of Regents Certificate participation, 0.77%, 6/1/24	1,500	1,502
City of Flagstaff AZ Certificate participation, Series A, 0.97%, 5/1/23	1,000	1,007
City of Phoenix Civic Improvement Corp. Revenue 0.68%, 7/1/23	1,000	1,007
2.37%, 7/1/25	1,500	1,567
City of Tempe AZ Certificate participation, 0.62%, 7/1/24	2,500	2,502
		7,585
California (0.7%):
California Statewide Communities Development Authority Revenue, 2.15%, 11/15/30, Continuously Callable @100	5,000	5,055
California Statewide Communities Development Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program), 2.05%, 8/1/30	3,000	3,015
City of Riverside CA Revenue, Series A, 1.75%, 6/1/22	670	679
San Jose Redevelopment Agency Successor Agency Tax Allocation, Series A-T, 2.63%, 8/1/22	4,750	4,862
Sequoia Union High School District, GO, 1.74%, 7/1/25	1,250	1,296
		14,907
Colorado (0.5%):
City & County of Denver Co. Airport System Revenue Series C, 0.88%, 11/15/23	1,850	1,865
Series C, 1.12%, 11/15/24	1,330	1,347
City of Loveland Electric & Communications Enterprise Revenue, 2.97%, 12/1/24	2,280	2,427
Colorado Health Facilities Authority Revenue 2.80%, 12/1/26	700	710
Series B, 2.24%, 11/1/22	530	541
Series B, 2.40%, 11/1/23	1,250	1,297
Series B, 2.50%, 11/1/24	1,250	1,313
Denver City & County Housing Authority Revenue 2.15%, 12/1/24	3,850	4,016
2.30%, 12/1/25	2,000	2,105

See notes to financial statements.

29

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Park Creek Metropolitan District Revenue, Series B, 2.53%, 12/1/24	$500	$525
University of Colorado Revenue, Series A, 2.35%, 6/1/25	2,500	2,663
		18,809
District of Columbia (0.0%): (l)
District of Columbia Revenue 1.44%, 4/1/22	350	352
1.56%, 4/1/23	520	526
1.67%, 4/1/24	550	560
		1,438
Florida (0.6%):
City of Gainesville Florida Revenue 0.64%, 10/1/22	800	802
0.82%, 10/1/23	750	755
County of Lee Florida Water & Sewer Revenue, 2.01%, 10/1/24	1,360	1,424
Florida Development Finance Corp. Revenue 1.80%, 4/1/22	1,180	1,181
1.98%, 4/1/23	1,750	1,758
Florida Municipal Power Agency Revenue, Series B, 2.38%, 10/1/21	2,500	2,508
Hillsborough County IDA Revenue 2.01%, 8/1/24	5,000	5,050
2.16%, 8/1/25	2,910	2,946
		16,424
Georgia (0.2%):
Athens Housing Authority Revenue 2.13%, 12/1/24	1,850	1,940
2.32%, 12/1/25	3,215	3,410
		5,350
Guam (0.1%):
Antonio B Won Pat International Airport Authority Revenue Series A, 2.50%, 10/1/25 (b)	440	450
Series A, 2.70%, 10/1/26 (b)	610	626
Territory of Guam Revenue, Series E, 3.25%, 11/15/26	1,500	1,536
		2,612
Illinois (0.1%):
Chicago O'Hare International Airport Revenue Series D, 0.96%, 1/1/23	835	840
Series D, 1.17%, 1/1/24	1,000	1,010
Chicago Transit Authority Sales Tax Receipts Fund Revenue Series B, 1.71%, 12/1/22	1,000	1,016
Series B, 1.84%, 12/1/23	1,500	1,538
Illinois Finance Authority Revenue, 2.11%, 5/15/26	1,000	1,023
		5,427

See notes to financial statements.

30

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Indiana (0.2%):
Indiana Finance Authority Revenue 2.66%, 3/1/25	$1,675	$1,754
2.76%, 3/1/26	1,850	1,951
Series B, 1.67%, 11/15/22 (b)	300	299
Series B, 1.99%, 11/15/24 (b)	350	349
Series B, 2.45%, 11/15/25 (b)	360	361
Lake Central Multi-District School Building Corp. Revenue 0.67%, 1/15/23	500	503
0.72%, 7/15/23	1,500	1,511
0.85%, 1/15/24	1,275	1,289
		8,017
Kansas (0.0%): (l)
Wyandotte County-Kansas City Unified Government Utility System Revenue, Series B, 1.13%, 9/1/24	1,000	1,015
Kentucky (0.0%): (l)
County of Warren Revenue, 1.07%, 4/1/26	1,385	1,384
Kentucky State Property & Building Commission Revenue, Series C, 2.76%, 5/1/22	250	254
		1,638
Louisiana (0.0%): (l)
Terrebonne Levee & Conservation District Revenue Series A, 0.97%, 6/1/22	800	803
Series A, 1.13%, 6/1/23	1,200	1,210
		2,013
Maryland (0.2%):
County of Howard, GO Series C, 1.22%, 8/15/22	980	991
Series C, 1.34%, 8/15/23	1,000	1,022
Maryland Economic Development Corp. Revenue, Series B, 3.30%, 6/1/22	3,795	3,827
Maryland Stadium Authority Revenue Series C, 1.13%, 5/1/23	1,535	1,551
Series C, 1.32%, 5/1/24	1,000	1,018
		8,409
Massachusetts (0.0%): (l)
Massachusetts Development Finance Agency Revenue, Series B, 4.00%, 6/1/24	470	484
Michigan (0.7%):
Clintondale Community Schools, GO, 2.84%, 5/1/22	4,000	4,077
Ecorse Public School District, GO 2.00%, 5/1/24	1,250	1,301
2.09%, 5/1/25	2,200	2,311
Great Lakes Water Authority Sewage Disposal System Revenue, Series B, 1.49%, 7/1/22	670	674
Michigan Finance Authority Revenue 2.21%, 12/1/23	1,565	1,621
2.31%, 12/1/24	895	938

See notes to financial statements.

31

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
2.37%, 9/1/49, (Put Date 9/1/23) (k)	$5,944	$6,130
Series A-1, 2.33%, 6/1/30	3,820	3,931
Michigan State Building Authority Revenue Series II, 0.60%, 4/15/23	725	729
Series II, 0.65%, 10/15/23	1,500	1,509
Ypsilanti School District, GO, 2.02%, 5/1/25	575	582
		23,803
Minnesota (0.0%): (l)
Western Minnesota Municipal Power Agency Revenue Series A, 2.28%, 1/1/25	1,000	1,054
Series A, 2.38%, 1/1/26	1,000	1,064
		2,118
Mississippi (0.2%):
Mississippi Development Bank Revenue 2.31%, 1/1/25	2,235	2,343
2.36%, 1/1/26	2,000	2,109
		4,452
Missouri (0.4%):
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue Series B, 1.02%, 10/1/23	2,000	2,022
Series B, 1.22%, 10/1/24	1,250	1,270
Kansas City Industrial Development Authority Revenue, 1.30%, 3/1/24	3,000	3,018
Missouri State Environmental Improvement & Energy Resources Authority Revenue, Series B, 0.70%, 1/1/24	2,640	2,649
University of Missouri Revenue, 1.47%, 11/1/23	2,000	2,043
		11,002
Nebraska (0.0%): (l)
Nebraska Cooperative Republican Platte Enhancement Project Revenue, Series B, 0.83%, 12/15/22	1,000	998
Papio-Missouri River Natural Resource District Special Tax, 2.09%, 12/15/24, Continuously Callable @100	960	995
		1,993
New Jersey (1.1%):
City of Newark, GO, 2.00%, 10/5/21	4,480	4,493
Franklin Township Board of Education/Somerset County, GO, 0.65%, 2/1/24 (b)	655	655
New Jersey Economic Development Authority Revenue, Series NNN, 2.78%, 6/15/23	2,042	2,092
New Jersey Educational Facilities Authority Revenue, 2.47%, 9/1/21	7,450	7,460
North Hudson Sewerage Authority Revenue 2.43%, 6/1/24	1,200	1,258
2.59%, 6/1/25	1,000	1,063

See notes to financial statements.

32

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
South Jersey Transportation Authority Revenue Series B, 2.10%, 11/1/24	$1,750	$1,747
Series B, 2.20%, 11/1/25	3,515	3,498
Township of Weehawken, GO, 1.10%, 12/30/21	4,600	4,613
		26,879
New York (0.4%):
Buffalo & Erie County Industrial Land Development Corp. Revenue, Series B, 3.35%, 11/1/25	1,505	1,503
County of Suffolk, GO, Series C, 0.90%, 6/15/22	1,000	1,002
Long Island Power Authority Revenue, Series C, 0.76%, 3/1/23, Continuously Callable @100	500	501
Madison County Capital Resource Corp. Revenue 2.23%, 7/1/24	1,200	1,261
2.39%, 7/1/25	2,670	2,844
2.52%, 7/1/26	3,050	3,289
New York State Dormitory Authority Revenue Series B, 3.18%, 3/15/22	2,000	2,035
Series C, 0.89%, 3/15/25	2,000	2,004
New York State Thruway Authority Revenue, Series M, 2.26%, 1/1/25	1,000	1,048
		15,487
North Carolina (0.0%): (l)
City of Winston-Salem NC Revenue, Series B, 2.33%, 6/1/26	500	536
North Carolina Capital Facilities Finance Agency Revenue Series B, 0.71%, 10/1/21 (b)	700	700
Series B, 0.88%, 10/1/22 (b)	700	700
		1,936
Ohio (0.2%):
City of Cleveland Airport System Revenue 2.49%, 1/1/25	2,000	2,096
2.59%, 1/1/26	2,000	2,112
		4,208
Oklahoma (0.0%): (l)
Oklahoma Turnpike Authority Revenue Series B, 0.49%, 1/1/22	750	751
Series B, 0.63%, 1/1/23	560	561
		1,312
Oregon (0.1%):
Medford Hospital Facilities Authority Revenue Series B, 1.65%, 8/15/22	500	504
Series B, 1.73%, 8/15/23	1,400	1,422
Series B, 1.83%, 8/15/24	1,700	1,735
		3,661
Pennsylvania (0.8%):
City of Pittsburgh PA, GO, Series B, 0.84%, 9/1/24	1,715	1,727
County of Allegheny PA, GO, Series C, 0.69%, 11/1/23	2,200	2,215
County of Bucks PA, GO, 0.98%, 6/1/24	2,025	2,055

See notes to financial statements.

33

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Montgomery County Industrial Development Authority Revenue Series D, 2.45%, 11/15/23	$1,250	$1,249
Series D, 2.60%, 11/15/24	4,050	4,045
Scranton School District, GO Series A, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (k)	2,805	2,864
Series B, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (k)	1,415	1,512
Scranton School District, GO (INS — Build America Mutual Assurance Co.) 2.50%, 4/1/23	1,815	1,869
2.60%, 4/1/24	1,730	1,809
2.72%, 4/1/25	900	954
2.82%, 4/1/26	1,000	1,070
State Public School Building Authority Revenue, 2.75%, 4/1/25	1,500	1,589
		22,958
Rhode Island (0.1%):
Rhode Island Commerce Corp. Revenue, 2.86%, 5/1/24	2,065	2,196
South Dakota (0.1%):
South Dakota Health & Educational Facilities Authority Revenue Series B, 2.31%, 7/1/23	1,500	1,540
Series B, 2.38%, 7/1/24	1,350	1,401
		2,941
Texas (1.5%):
Central Texas Regional Mobility Authority Revenue Series C, 1.45%, 1/1/25	400	399
Series D, 1.65%, 1/1/24	500	497
Series D, 1.80%, 1/1/25	750	741
City of Houston Airport System Revenue Series C, 0.88%, 7/1/22	1,780	1,788
Series C, 1.05%, 7/1/23	1,650	1,667
City of Houston, GO 2.77%, 3/1/22	1,240	1,259
2.98%, 3/1/23	1,900	1,981
City of Lubbock Water & Wastewater System Revenue, 2.06%, 2/15/25	5,000	5,240
Clear Creek Independent School District, GO Series B, 5.00%, 2/15/24	2,250	2,485
Series B, 5.00%, 2/15/25	1,650	1,877
Clifton Higher Education Finance Corp. Revenue, 0.75%, 8/15/50, (Put Date 2/15/22) (a) (k)	15,000	15,036
Dallas/Fort Worth International Airport Revenue Series C, 1.04%, 11/1/23	500	506
Series C, 1.23%, 11/1/24	750	762
Denton Independent School District, GO, Series A, 0.50%, 8/15/24	1,000	985
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.47%, 5/15/25	1,000	1,054
San Antonio Education Facilities Corp. Revenue 1.74%, 4/1/25 (b)	505	505
1.99%, 4/1/26 (b)	860	862
2.19%, 4/1/27 (b)	525	526

See notes to financial statements.

34

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Tarrant County Cultural Education Facilities Finance Corp. Revenue 0.86%, 9/1/21	$875	$875
0.92%, 9/1/22	655	657
Texas A&M University Revenue, Series A, 2.95%, 5/15/23	1,585	1,660
White Settlement Independent School District, GO (NBGA — Texas Permanent School Fund) 0.39%, 8/15/23	640	635
0.56%, 8/15/24	550	541
		42,538
Virginia (0.6%):
County of Arlington VA, GO, Series B, 0.64%, 8/1/24	3,000	3,025
Virginia Small Business Financing Authority Revenue, 2.25%, 7/1/50, (Put Date 12/29/22) (a) (k)	11,000	11,004
		14,029
West Virginia (0.2%):
Tobacco Settlement Finance Authority Revenue 0.95%, 6/1/22	3,500	3,509
Series A, 1.19%, 6/1/23	3,500	3,527
		7,036
Wisconsin (0.1%):
State of Wisconsin Revenue Series A, 1.90%, 5/1/25	2,000	2,085
Series A, 2.10%, 5/1/26	1,000	1,054
		3,139
Total Municipal Bonds (Cost $289,267)		295,300
U.S. Government Agency Mortgages (0.4%)
Federal Home Loan Mortgage Corp. Series K023, Class X1, 1.21%, 8/25/22 (f) (g)	62,930	680
2.00% (LIBOR12M+163bps), 4/1/35 (d)	188	192
		872
Federal National Mortgage Association 5.00%, 12/1/21 - 2/1/24	88	92
Series 2012-M8, Class X2, 0.68%, 5/25/22 (f) (g)	33,188	43
Series 2013-M1, Class X2, 0.55%, 8/25/22 (f) (g)	25,786	48
6.00%, 10/1/22 - 7/1/23	150	154
5.50%, 2/1/23 - 6/1/24	196	202
4.50%, 5/1/23 - 2/1/24	35	37
2.50%, 4/1/27 - 8/1/27	9,604	10,059
Series 2012-104, Class HC, 1.25%, 9/25/27	1,396	1,413
		12,048
Total U.S. Government Agency Mortgages (Cost $12,009)		12,920

See notes to financial statements.

35

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (0.7%)
Jabil, Inc. 0.70%, 8/2/21 (a) (m)	$10,000	$10,000
0.62%, 8/3/21 (a) (m)	7,800	7,800
Viatris, Inc., 0.40%, 9/15/21 (a) (m)	3,000	2,998
Total Commercial Paper (Cost $20,798)		20,798
Collateral for Securities Loaned^ (1.3%)
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (n)	8,547,548	8,548
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (n)	1,623,153	1,623
HSBC U.S. Government Money Market Fund I Shares, 0.03% (n)	28,964,441	28,964
Total Collateral for Securities Loaned (Cost $39,135)		39,135
Total Investments (Cost $3,029,810) — 100.8%		3,086,990
Liabilities in excess of other assets — (0.8)%		(23,526)
NET ASSETS — 100.00%		$3,063,464

At July 31, 2021, the Fund's investments in foreign securities were 12.8% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of July 31, 2021, the fair value of these securities was $1,501,547 (thousands) and amounted to 49.0% of net assets.

(b)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.1% of net assets as of July 31, 2021. (See Note 2 in the Notes to Financial Statements)

(d)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2021.

(e)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(f)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at July 31, 2021.

(g)  Security is interest only.

(h)  All or a portion of this security has been segregated as collateral for derivative instruments, delayed-delivered and/or when-issued securities.

(i)  All or a portion of this security is on loan.

(j)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

See notes to financial statements.

36

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(k)  Put Bond.

(l)  Amount represents less than 0.05% of net assets.

(m)  Rate represents the effective yield at July 31, 2021.

(n)  Rate disclosed is the daily yield on July 31, 2021.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

H15T5Y — 5 Year Treasury Constant Maturity Rate

IDA — Industrial Development Authority

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LOC — Letter of Credit

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

USSW5 — USD 5 Year Swap Rate, rate disclosed as of July 31, 2021.

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

37

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Futures	100	9/30/21	$12,386,961	$12,444,531	$57,570
Total unrealized appreciation					$57,570
Total unrealized depreciation					—
Total net unrealized appreciation (depreciation)					$57,570

See notes to financial statements.

38

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Short-Term Bond Fund
Assets:
Investments, at value (Cost $3,029,810)	$3,086,990	(a)
Cash	26,410
Deposit with broker for futures contracts	2,104
Receivables:
Interest and dividends	20,847
Capital shares issued	2,294
Investments sold	2
Variation margin on open futures contracts	13
Reclaims	122
From Adviser	8
Prepaid expenses	57
Total Assets	3,138,847
Liabilities:
Payables:
Collateral received on loaned securities	39,135
Distributions	91
Investments purchased	32,670
Capital shares redeemed	2,091
Accrued expenses and other payables:
Investment advisory fees	645
Administration fees	303
Custodian fees	26
Transfer agent fees	289
Compliance fees	2
Trustees' fees	1
12b-1 fees	1
Other accrued expenses	129
Total Liabilities	75,383
Net Assets:
Capital	2,995,095
Total accumulated earnings/(loss)	68,369
Net Assets	$3,063,464
Net Assets
Fund Shares	$1,015,085
Institutional Shares	2,020,237
Class A	12,031
R6 Shares	16,111
Total	$3,063,464
Shares (unlimited number of shares authorized with no par value):
Fund Shares	108,526
Institutional Shares	216,098
Class A	1,286
R6 Shares	1,721
Total	327,631
Net asset value, offering and redemption price per share: (b)
Fund Shares	$9.35
Institutional Shares	9.35
Class A	9.35
R6 Shares	9.36
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$9.57

(a)  Includes $37,865 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.
See notes to financial statements.

39

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

USAA Short-Term Bond Fund
Investment Income:
Dividends	$814
Interest	85,588
Securities lending (net of fees)	114
Total Income	86,516
Expenses:
Investment advisory fees	6,753
Administration fees — Fund Shares	1,539
Administration fees — Institutional Shares	1,861
Administration fees — Class A	16
Administration fees — R6 Shares	4
Sub-Administration fees	28
12b-1 fees — Class A	27
Custodian fees	137
Transfer agent fees — Fund Shares	1,356
Transfer agent fees — Institutional Shares	1,861
Transfer agent fees — Class A	11
Transfer agent fees — R6 Shares	1
Trustees' fees	58
Compliance fees	19
Legal and audit fees	67
State registration and filing fees	117
Interfund lending fees	— (a)
Other expenses	311
Total Expenses	14,166
Expenses waived/reimbursed by Adviser	(37)
Net Expenses	14,129
Net Investment Income (Loss)	72,387
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	13,207
Net realized gains (losses) from futures contracts	(197)
Net change in unrealized appreciation/depreciation on investment securities	18,436
Net change in unrealized appreciation/depreciation on futures contracts	(162)
Net realized/unrealized gains (losses) on investments	31,284
Change in net assets resulting from operations	$103,671

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

40

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Short-Term Bond Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income (loss)	$72,387	$84,890
Net realized gains (losses) from investments	13,010	12,975
Net change in unrealized appreciation/depreciation on investments	18,274	9,475
Change in net assets resulting from operations	103,671	107,340
Distributions to Shareholders:
Fund Shares	(29,772)	(31,970)
Institutional Shares	(54,924)	(53,509)
Class A	(289)	(325)
R6 Shares	(261)	(221)
Change in net assets resulting from distributions to shareholders	(85,246)	(86,025)
Change in net assets resulting from capital transactions	207,249	(194,932)
Change in net assets	225,674	(173,617)
Net Assets:
Beginning of period	2,837,790	3,011,407
End of period	$3,063,464	$2,837,790
Capital Transactions:
Fund Shares
Proceeds from shares issued	$170,607	$196,309
Distributions reinvested	29,052	31,095
Cost of shares redeemed	(231,904)	(362,515)
Total Fund Shares	$(32,245)	$(135,111)
Institutional Shares
Proceeds from shares issued	$451,265	$325,565
Distributions reinvested	54,444	52,823
Cost of shares redeemed	(275,046)	(436,571)
Total Institutional Shares	$230,663	$(58,183)
Class A
Proceeds from shares issued	$9,052	$2,198
Distributions reinvested	162	166
Cost of shares redeemed	(8,489)	(6,436)
Total Class A	$725	$(4,072)
R6 Shares
Proceeds from shares issued	$14,200	$3,296
Distributions reinvested	145	71
Cost of shares redeemed	(6,239)	(933)
Total R6 Shares	$8,106	$2,434
Change in net assets resulting from capital transactions	$207,249	$(194,932)

(continues on next page)

See notes to financial statements.

41

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Short-Term Bond Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
Share Transactions:
Fund Shares
Issued	18,265	21,376
Reinvested	3,111	3,383
Redeemed	(24,827)	(39,623)
Total Fund Shares	(3,451)	(14,864)
Institutional Shares
Issued	48,331	35,367
Reinvested	5,833	5,752
Redeemed	(29,468)	(47,767)
Total Institutional Shares	24,696	(6,648)
Class A
Issued	969	238
Reinvested	17	18
Redeemed	(909)	(700)
Total Class A	77	(444)
R6 Shares
Issued	1,519	357
Reinvested	15	8
Redeemed	(668)	(102)
Total R6 Shares	866	263
Change in Shares	22,188	(21,693)

See notes to financial statements.

42

This page is intentionally left blank.

43

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Short-Term Bond Fund
Fund Shares
Year Ended:
July 31, 2021	$9.29	0.23	(d)	0.10	0.33	(0.23)	(0.04)
July 31, 2020	$9.21	0.26	(d)	0.08	0.34	(0.26)	—	(e)
July 31, 2019	$9.06	0.24		0.15	0.39	(0.24)	—	(e)
July 31, 2018	$9.21	0.20		(0.15)	0.05	(0.20)	—	(e)
July 31, 2017	$9.20	0.17		0.01	0.18	(0.17)	—
Institutional Shares
Year Ended:
July 31, 2021	$9.29	0.23	(d)	0.11	0.34	(0.24)	(0.04)
July 31, 2020	$9.20	0.27	(d)	0.09	0.36	(0.27)	—	(e)
July 31, 2019	$9.06	0.25		0.14	0.39	(0.25)	—	(e)
July 31, 2018	$9.21	0.21		(0.15)	0.06	(0.21)	—	(e)
July 31, 2017	$9.20	0.18		0.01	0.19	(0.18)	—
Class A
Year Ended:
July 31, 2021	$9.29	0.21	(d)	0.10	0.31	(0.21)	(0.04)
July 31, 2020	$9.21	0.24	(d)	0.08	0.32	(0.24)	—	(e)
July 31, 2019	$9.06	0.22		0.15	0.37	(0.22)	—	(e)
July 31, 2018	$9.21	0.18		(0.15)	0.03	(0.18)	—	(e)
July 31, 2017	$9.20	0.16		0.01	0.17	(0.16)	—
R6 Shares
Year Ended:
July 31, 2021	$9.30	0.23	(d)	0.11	0.34	(0.24)	(0.04)
July 31, 2020	$9.21	0.27	(d)	0.09	0.36	(0.27)	—	(e)
July 31, 2019	$9.07	0.26		0.14	0.40	(0.26)	—	(e)
July 31, 2018	$9.21	0.22		(0.14)	0.08	(0.22)	—	(e)
December 1, 2016 (f) through July 31, 2017	$9.12	0.13		0.09	0.22	(0.13)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

44

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Short-Term Bond Fund
Fund Shares
Year Ended:
July 31, 2021	(0.27)	$9.35	3.60%	0.54%	2.44%	0.54%	$1,015,085	62%
July 31, 2020	(0.26)	$9.29	3.79%	0.52%	2.82%	0.52%	$1,040,688	66%
July 31, 2019	(0.24)	$9.21	4.43%	0.57%	2.68%	0.57%	$1,167,973	48%
July 31, 2018	(0.20)	$9.06	0.54%	0.59%	2.18%	0.59%	$1,188,259	39%
July 31, 2017	(0.17)	$9.21	2.02%	0.63%	1.90%	0.63%	$1,301,428	31%
Institutional Shares
Year Ended:
July 31, 2021	(0.28)	$9.35	3.68%	0.46%	2.51%	0.46%	$2,020,237	62%
July 31, 2020	(0.27)	$9.29	4.01%	0.42%	2.92%	0.42%	$1,777,916	66%
July 31, 2019	(0.25)	$9.20	4.42%	0.47%	2.78%	0.47%	$1,822,756	48%
July 31, 2018	(0.21)	$9.06	0.65%	0.48%	2.29%	0.48%	$2,025,651	39%
July 31, 2017	(0.18)	$9.21	2.13%	0.53%	2.00%	0.53%	$1,954,307	31%
Class A
Year Ended:
July 31, 2021	(0.25)	$9.35	3.38%	0.74%	2.24%	1.03%	$12,031	62%
July 31, 2020	(0.24)	$9.29	3.58%	0.73%	2.61%	0.74%	$11,236	66%
July 31, 2019	(0.22)	$9.21	4.17%	0.82%	2.43%	0.82%	$15,222	48%
July 31, 2018	(0.18)	$9.06	0.38%	0.74%	2.02%	0.74%	$23,030	39%
July 31, 2017	(0.16)	$9.21	1.82%	0.82%	1.70%	0.82%	$21,532	31%
R6 Shares
Year Ended:
July 31, 2021	(0.28)	$9.36	3.71%	0.42%	2.50%	0.49%	$16,111	62%
July 31, 2020	(0.27)	$9.30	4.04%	0.39%	2.96%	0.45%	$7,950	66%
July 31, 2019	(0.26)	$9.21	4.50%	0.39%	2.86%	0.71%	$5,456	48%
July 31, 2018	(0.22)	$9.07	0.85%	0.39%	2.38%	0.67%	$5,142	39%
December 1, 2016 (f) through July 31, 2017	(0.13)	$9.21	2.43%	0.39%	2.14%	1.02%	$5,129	31%

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Amount is less than $0.005 per share.

(f)  Commencement of operations.

See notes to financial statements.

45

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Short-Term Bond Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$822,304	$—	$822,304
Collateralized Mortgage Obligations	—	211,747	—	211,747
Preferred Stocks	5,544	—	—	5,544
Convertible Corporate Bond	—	7,915	—	7,915
Senior Secured Loans	—	31,209	—	31,209
Corporate Bonds	—	1,282,576	—	1,282,576
Yankee Dollars	—	357,542	—	357,542
Municipal Bonds	—	295,300	—	295,300
U.S. Government Agency Mortgages	—	12,920	—	12,920
Commercial Paper	—	20,798	—	20,798
Collateral for Securities Loaned	39,135	—	—	39,135
Total	$44,679	$3,042,311	$—	$3,086,990
Other Financial Investments*
Assets:
Futures Contracts	$58	$—	$—	$58
Total	$58	$—	$—	$58

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended July 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during

47

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Bank Loans:

The Fund may invest in loan interests and direct debt instruments, generally referred to as bank loans, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

48

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposit with broker for futures contracts. As of July 31, 2021, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of July 31, 2021 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Interest Rate Risk Exposure	$58	$—

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

49

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended July 31, 2021 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk Exposure	$(197)	$(162)

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statement of Operations. Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality, short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or

50

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$37,865	$—	$39,135

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

51

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$6,833	$10,000	$—

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$1,933,544	$1,652,061	$—	$27,192

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of July 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.2%
USAA Target Retirement Income Fund	4.2%
USAA Target Retirement 2030 Fund	2.0%
USAA Target Retirement 2040 Fund	0.7%
USAA Target Retirement 2050 Fund	0.1%
USAA Target Retirement 2060 Fund	0.0%*

*  Amount is less than 0.05%.

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

52

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Short Investment Grade Debt Funds Index. The Lipper Short Investment Grade Debt Funds Index tracks the total return performance of the largest funds within the Lipper Short Investment Grade Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to July 31, 2021, performance fees were $317, $620, $1, and $3 for Fund Shares, Institutional Shares, Class A, and R6 Shares, in thousands, respectively. Performance adjustments were 0.03%, 0.03%, less than 0.01%, and 0.03% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional

53

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Shares, Class A, and R6 Shares, respectively. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares, Class A, and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended July 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended July 31, 2021, the Distributor received approximately $3 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

54

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 0.53%, 0.43%, 0.73%, and 0.39% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of July 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$6	$6	$37	$49

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

55

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

LIBOR Discontinuation Risk — Many debt securities, derivatives, and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six, and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory

56

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,766	1	0.62%	$4,766

*  For the year ended July 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$44	$(44)

57

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021			Year Ended July 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains		Total Distributions Paid
$80,403	$4,843	$85,246	$86,025	$—	(a)	$86,025

(a)  Less than $1 thousand.

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Distributions Payable	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$2,790	$10,815	$30	$(91)	$13,544	$54,825	$68,369

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, futures, and hybrid accruals interest purchased.

As of July 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,032,165	$60,257	$(5,432)	$54,825

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Short-Term Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

59

USAA Mutual Funds Trust	Supplemental Information July 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

60

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

61

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

62

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

63

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

64

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

65

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21- 7/31/21*	Hypothetical Expenses Paid During Period 2/1/21- 7/31/21*	Annualized Expense Ratio During Period 2/1/21- 7/31/21
Fund Shares	$1,000.00	$1,010.00	$1,022.07	$2.74	$2.76	0.55%
Institutional Shares	1,000.00	1,011.50	1,022.46	2.34	2.36	0.47%
Class A	1,000.00	1,008.90	1,020.93	3.89	3.91	0.78%
R6 Shares	1,000.00	1,011.60	1,022.66	2.14	2.16	0.43%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

66

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021 (amounts in thousands):

Qualified Interest Income	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
98%	$7,348	$4,843

67

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds Trust have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

68

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23425-0921

JULY 31, 2021

Annual Report

USAA Intermediate-Term Bond Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	39
Statement of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	44
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	60
Supplemental Information (Unaudited)	61
Trustees' and Officers' Information	61
Proxy Voting and Portfolio Holdings Information	67
Expense Examples	67
Additional Federal Income Tax Information	68
Liquidity Risk Management Program	69
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives and remember our collective spirit and perseverance. Markets endured this past

2

year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Intermediate-Term Bond Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Unprecedented is a word that has been used quite a bit over the last year or so. Never in the history of the United States (and most, if not all, of the world for that matter) has most of the country's economy been put into a self-imposed shut down. The COVID-19 pandemic was the reason for this self-imposed shutdown, which led to unprecedented economic results. For example, at its low point, U.S. employment shrank by almost 21 million people in one month alone. The pre-COVID-19 unemployment rate jumped from a very low 3.5% to a high of 14.8%, all in a matter of two months. Similarly, real GDP saw a collapse of –31.2% in the second quarter of 2020. While these numbers are unprecedented, there was other human and economic damage that stemmed from the pandemic, including bankruptcies (both business and personal), deferred health care, and other human tragedies that are difficult, if not impossible, to measure.

Thankfully, the United States and the world are beginning to emerge from this unprecedented tragedy. Most states have lifted their lockdowns, and life has begun returning to normal. The economy started adding jobs in May 2020, but still remains about five million jobs short of the jobs that were lost during the pandemic, but we are seeing progress every month. Likewise, GDP jumped 33.8% in the third quarter of 2020, and has been relatively strong since. One result of returning to normal, however, has been a surge in inflation.

Higher inflation was a trigger that led to the recent increase in interest rates, causing the yield curve to steepen, especially in the one year and longer part of the Treasury curve, as the market began pricing in increases in the short term Federal Funds rate. The widely followed Consumer Price Index ("CPI") began showing the effects of the economy getting back to normal in March 2021, as CPI posted a 2.6% increase, and then a string of higher monthly numbers: 4.2%, 5%, 5.40%, and 5.40% from April through July 2021, respectively. While these rates are higher than they have been, this increase is likely transitory, as most of the increase has been in used car prices, gasoline, and rents, demand for which was suppressed during the pandemic. In fact, if we take the average monthly CPI from March 2020 through July 2021 (to account for lower CPI during the pandemic), the average is 2.1%, which is just slightly over the 2019 average monthly CPI of 1.82%.

Credit spreads spiked in March 2020 and hit their high point at 373 basis points (bps), but decreased relatively quickly during the year. They are now lower than pre-pandemic spreads: the Bloomberg U.S. Aggregate Investment Grade Corporate Index option adjusted spread was 93 bps at December 31, 2019, and ended July 2021 at 86 bps. Year over year by ratings, AAA, AA, A, and BBB spreads fell by 13, 29, 31, and 66 bps, respectively. High-yield spreads decreased by 195 bps. (Spreads generally are considered an indication of risk; the wider the spread, the greater the perceived risk.)

No doubt, the unprecedented stimulus from the federal and state governments, in the form of direct payments to consumers and businesses (funded by unprecedented

4

USAA Mutual Funds Trust

USAA Intermediate-Term Bond Fund (continued)

Managers' Commentary (continued)

borrowing), helped calm markets and allowed out of work employees to manage for a time without a paycheck. Likewise, the U.S. Federal Reserve (the "Fed") corporate bond buying programs and effectively zero short term interest rates helped the credit markets stay open. Many corporations took advantage of cheap funding and borrowed heavily to have adequate cash to help survive the lockdowns.

For its part, the Fed appears committed to an effectively zero Federal Funds rate for the near term, indicating no increases until 2023. Although Treasury rates have recently risen and the yield curve has steepened, rates remain below year end 2019 by 152 bps at the short end of the curve, 68 bps for the 10 year, and by 50 bps at the long end.

•  How did the USAA Intermediate-Term Bond Fund (the "Fund") perform during the reporting period?

The Fund has five share classes: Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares. For the reporting period ended July 31, 2021, the Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares had total returns of 4.83%, 4.80%, 4.55%, 3.90%, and 4.97%, respectively. This compares to returns of –0.70% for the Bloomberg U.S. Aggregate Bond Index (the "Index") and 2.36% for the Lipper Core Plus Bond Funds Index.

•  What strategies did you employ during the reporting period?

The Fund produced a positive total return during the reporting period ended July 31, 2021, and outperformed the Index, which had negative returns, as bond spreads considerably tightened. Relative to the Index, the Fund was helped slightly by its allocation to and, to a greater extent, our issue selection of corporate bonds, bank loans and commercial mortgage-backed securities, as well as security selection amongst other spread-based asset-backed securities. The Fund benefitted from allocations to independent energy producers, airlines, single-asset/single-borrower commercial mortgage-backed securities, consumer products and midstream companies. Bond selection, especially within aerospace and defense, banking, consumer products, food and beverage, and leisure also added to relative returns. An underweight position in U.S. Treasury securities and agency mortgage-backed securities, which generated lower returns than the Index, benefitted relative performance. Finally, our income orientation contributed positively to results. Over time, the income generated by the Fund accounts for the majority of its long-term return. As of July 31, 2021, the Fund's SEC yield was 1.68%. This compares to an SEC yield of 2.63% on July 31, 2020.

In keeping with our investment process, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually. During the reporting period, we found select attractive opportunities as we continued to seek relative values across the fixed income market. We took advantage of periods of volatility to add or reduce select investments in corporate

5

USAA Mutual Funds Trust

USAA Intermediate-Term Bond Fund (continued)

Managers' Commentary (continued)

credit, commercial mortgage-backed securities, asset-backed securities and taxable municipals. As spreads decreased over the course of the year we reduced exposure to spread products by increasing our holdings in US Treasury securities.

Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

Thank you for allowing us to assist you with your investment needs.

6

USAA Mutual Funds Trust

USAA Intermediate-Term Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

	Fund Shares	Institutional Shares	Class A		Class C	R6 Shares
INCEPTION DATE	8/2/99	8/1/08	8/2/10		6/29/20	12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maxiumum Offering Price	Net Asset Value	Net Asset Value	Bloomberg U.S. Aggregate Bond Index[1]	Lipper Core Plus Bond Funds Index[2]
One Year	4.83%	4.80%	4.55%	2.18%	3.90%	4.97%	–0.70%	2.36%
Five Year	5.06%	5.11%	4.78%	4.30%	N/A	N/A	3.13%	4.01%
Ten Year	4.90%	4.99%	4.61%	4.38%	N/A	N/A	3.35%	4.03%
Since Inception	N/A	N/A	N/A	N/A	5.57%	6.11%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Intermediate-Term Bond Fund — Growth of $10,000

1The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The Lipper Core Plus Bond Funds Index measures performance of funds primarily invested in domestic investment-grade debt issues (rated in the top four grades), with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market, and with dollar-weighted average maturities of five to ten years. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks high current income without undue risk to principal.

Asset Allocation*:

July 31, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (10.1%)
AccessLex Institute, Series 2004-2, Class A3, 0.32% (LIBOR03M+19bps), 10/25/24 (a)	$1,735	$1,714
American Credit Acceptance Receivables Trust, Series 2019-3, Class D, 2.89%, 9/12/25, Callable 2/12/23 @ 100 (b)	745	763
Americredit Automobile Receivables Trust, Series 2018-1, Class D, 3.82%, 3/18/24, Callable 8/18/22 @ 100	6,360	6,579
AMSR Trust, Series 2021-SFR1, Class C, 2.35%, 6/17/38 (b)	1,800	1,842
AMSR Trust, Series 2021-SFR1, Class D, 2.60%, 6/17/38 (b)	1,500	1,525
ARI Fleet Lease Trust, Series 2020-A, Class B, 2.06%, 11/15/28, Callable 1/15/23 @ 100 (b)	1,470	1,504
Ascentium Equipment Receivables Trust, Series 2017-2A, Class D, 3.56%, 10/10/25, Callable 12/10/21 @ 100 (b)	608	613
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.68%, 8/20/26, Callable 9/20/25 @ 100 (b)	4,000	4,189
Ballyrock CLO Ltd., Series 2020-14A, Class B, 2.43% (LIBOR03M+230bps), 1/20/34, Callable 1/20/23 @ 100 (a) (b)	1,000	1,005
Bank of The West Auto Trust, Series 2019-1, Class C, 2.90%, 4/15/25, Callable 1/15/23 @ 100 (b)	3,790	3,932
BCC Funding XVII LLC, Series 2020-1, Class B, 1.46%, 9/22/25, Callable 7/20/24 @ 100 (b)	3,333	3,368
California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.33%, 4/15/25, Callable 9/15/22 @ 100	3,533	3,677
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class C, 2.49%, 5/19/26, Callable 5/19/23 @ 100 (b)	2,000	2,062
Canadian Pacer Auto Receivables Trust, Series 2019-1, Class C, 3.75%, 7/21/25, Callable 11/19/22 @ 100 (b)	3,000	3,121
CARDS II Trust, Series 2021-1A, Class C, 1.20%, 4/15/27 (b)	5,750	5,754
CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25, Callable 8/15/23 @ 100	4,230	4,383
CarMax Auto Owner Trust, Series 2020-2, Class B, 2.90%, 8/15/25, Callable 8/15/23 @ 100	1,083	1,134
CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25, Callable 6/15/23 @ 100	5,162	5,361
CarMax Auto Owner Trust, Series 2020-4, Class C, 1.30%, 8/17/26, Callable 3/15/24 @ 100	3,450	3,491
CarMax Auto Owner Trust, Series 2021-3, Class D, 1.50%, 1/18/28, Callable 7/15/25 @ 100	2,760	2,761
CarMax Auto Owner Trust, Series 2019-1, Class B, 3.45%, 11/15/24, Callable 12/15/22 @ 100	1,923	2,005
CarMax Auto Owner Trust, Series 2020-3, Class C, 1.69%, 4/15/26, Callable 9/15/23 @ 100	2,500	2,555
CarMax Auto Owner Trust, Series 2018-4, Class C, 3.85%, 7/15/24, Callable 10/15/22 @ 100	420	437
CarMax Auto Owner Trust, Series 2018-1, Class D, 3.37%, 7/15/24, Callable 2/15/22 @ 100	500	508
CarMax Auto Owner Trust, Series 2018-2, Class D, 3.99%, 4/15/25, Callable 5/15/22 @ 100	800	821
CarNow Auto Receivables Trust, Series 2021-1A, Class B, 1.38%, 2/17/26, Callable 1/15/24 @ 100 (b)	656	658

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CARS-DB5 LP, Series 2021-1A, Class A2, 2.28%, 8/15/51, Callable 8/15/28 @ 100 (b) (c) (d)	$2,250	$2,248
Carvana Auto Receivables Trust, Series 2021-N1, Class D, 1.50%, 1/10/28, Callable 1/10/25 @ 100	2,750	2,761
Carvana Auto Receivables Trust, Series 2020-P1, Class C, 1.32%, 11/9/26, Callable 8/8/24 @ 100	551	556
Carvana Auto Receivables Trust, Series 2021-P2, Class C, 1.60%, 6/10/27, Callable 4/10/25 @ 100	10,000	10,059
Carvana Auto Receivables Trust, Series 2021-N2, Class D, 1.27%, 3/10/28, Callable 7/10/26 @ 100	4,000	3,990
CCG Receivables Trust, Series 2020-1, Class C, 1.84%, 12/14/27, Callable 7/14/24 @ 100 (b)	5,786	5,931
CCG Receivables Trust, Series 2019-1, Class B, 3.22%, 9/14/26, Callable 9/14/22 @ 100 (b)	2,540	2,619
CF Hippolyta LLC, Series 2021-1A, Class B1, 1.98%, 3/15/61, Callable 3/15/24 @ 100 (b)	1,994	2,025
Chase Auto Credit Linked Notes, Series 2020-1, Class D, 1.89%, 1/25/28, Callable 9/25/23 @ 100 (b)	726	731
Chesapeake Funding II LLC, Series 2019-1A, Class A1, 2.94%, 4/15/31, Callable 6/15/22 @ 100 (b)	802	808
CNH Equipment Trust, Series 2020-A, Class B, 2.30%, 10/15/27, Callable 4/15/24 @ 100	1,100	1,147
CPS Auto Receivables Trust, Series 2018-D, Class E, 5.82%, 6/16/25, Callable 11/15/22 @ 100 (b)	2,000	2,144
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class B, 1.26%, 4/15/30, Callable 12/15/24 @ 100 (b)	2,077	2,084
Credit Acceptance Auto Loan Trust, Series 2018-2, Class C, 4.16%, 9/15/27, Callable 10/15/21 @ 100 (b)	8,270	8,281
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class C, 2.59%, 6/15/29, Callable 2/15/24 @ 100 (b)	5,000	5,192
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.38%, 11/15/28, Callable 9/15/23 @ 100 (b)	5,000	5,090
Dell Equipment Finance Trust, Series 2020-1, Class C, 4.26%, 6/22/23, Callable 10/22/22 @ 100 (b)	1,750	1,822
Dell Equipment Finance Trust, Series 2020-1, Class B, 2.98%, 4/24/23, Callable 10/22/22 @ 100 (b)	775	798
Dell Equipment Finance Trust, Series 2020-2, Class D, 1.92%, 3/23/26, Callable 4/22/23 @ 100 (b)	2,125	2,164
Diamond Infrastructure Funding LLC, Series 2021-1A, Class C, 3.48%, 4/15/49, Callable 9/20/25 @ 100 (b)	3,000	3,015
Diamond Infrastructure Funding LLC, Series 2021-1A, Class B, 2.35%, 4/15/49, Callable 9/20/25 @ 100 (b)	6,000	6,027
Diamond Resorts Owner Trust, Series 2021-1A, Class B, 2.05%, 11/21/33, Callable 12/20/27 @ 100 (b)	1,678	1,696
Drive Auto Receivables Trust, Series 2018-1, Class D, 3.81%, 5/15/24, Callable 4/15/22 @ 100	1,737	1,755
Drive Auto Receivables Trust, Series 2020-2, Class C, 2.28%, 8/17/26, Callable 2/15/23 @ 100	1,680	1,715
Encina Equipment Finance LLC, Series 2021-1A, Class D, 1.69%, 11/15/27, Callable 4/15/24 @ 100 (b)	2,562	2,542

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Encina Equipment Finance LLC, Series 2021-1A, Class C, 1.39%, 6/15/27, Callable 4/15/24 @ 100 (b)	$1,409	$1,410
Enterprise Fleet Financing LLC, Series 2019-3, Class A2, 2.06%, 5/20/25 (b)	1,414	1,432
Evergreen Credit Card Trust, Series 2019-3, Class C, 2.71%, 10/16/23 (b)	4,000	4,020
Evergreen Credit Card Trust, Series 2019-2, Class C, 2.62%, 9/15/24 (b)	2,096	2,138
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 3/15/24, Callable 6/15/23 @ 100 (b)	2,830	2,858
Exeter Automobile Receivables Trust, Series 2019-1A, Class C, 3.82%, 12/16/24, Callable 3/15/23 @ 100 (b)	2,229	2,241
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32%, 7/15/25, Callable 11/15/23 @ 100	1,417	1,429
Exeter Automobile Receivables Trust, Series 2020-2A, Class B, 2.08%, 7/15/24, Callable 9/15/23 @ 100 (b)	2,156	2,170
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 6/15/22 @ 100 (b)	3,000	3,093
Exeter Automobile Receivables Trust, Series 2020-1A, Class C, 2.49%, 1/15/25, Callable 7/15/23 @ 100 (b)	2,273	2,310
ExteNet LLC, Series 2019-1A, Class A2, 3.20%, 7/26/49, Callable 1/25/23 @ 100 (b)	1,875	1,934
First Investors Auto Owner Trust, Series 2018-2A, Class F, 7.31%, 9/15/25, Callable 8/15/22 @ 100 (b)	1,000	1,045
Flagship Credit Auto Trust, Series 2019-2, Class D, 3.53%, 5/15/25, Callable 9/15/23 @ 100 (b)	2,943	3,068
Flagship Credit Auto Trust, Series 2018-4, Class C, 4.11%, 10/15/24, Callable 6/15/23 @ 100 (b)	1,210	1,241
Ford Credit Auto Owner Trust, Series 2021-1, Class C, 1.91%, 10/17/33 (b)	1,708	1,727
Ford Credit Auto Owner Trust, Series 2021-1, Class D, 2.31%, 10/17/33 (b)	1,650	1,668
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class C, 1.02%, 9/15/26, Callable 11/15/24 @ 100 (b)	1,325	1,325
GLS Auto Receivables Issuer Trust, Series 2020-4A, Class C, 1.14%, 11/17/25, Callable 12/15/23 @ 100 (b)	2,969	2,983
GLS Auto Receivables Issuer Trust, Series 2020-3A, Class C, 1.92%, 5/15/25, Callable 5/15/23 @ 100 (b)	2,000	2,029
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class B, 2.43%, 11/15/24, Callable 4/15/23 @ 100 (b)	3,775	3,843
GLS Auto Receivables Issuer Trust, Series 2A, Class C, 4.57%, 4/15/26, Callable 7/15/23 @ 100 (b)	1,250	1,352
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56%, 7/22/24, Callable 12/20/22 @ 100	1,625	1,670
GM Financial Automobile Leasing Trust, Series 2020-3, Class C, 1.11%, 10/21/24, Callable 2/20/23 @ 100	4,464	4,489
Golub Capital Partners CLO Ltd., Series 2020-52A, Class A2, 1.93% (LIBOR03M+180bps), 1/20/34, Callable 1/20/23 @ 100 (a) (b)	5,000	5,013
Golub Capital Partners CLO Ltd., Series 2020-52A, Class C, 2.93% (LIBOR03M+280bps), 1/20/34, Callable 1/20/23 @ 100 (a) (b)	3,000	3,005
Hertz Vehicle Financing III LP, Series 2021-2A, Class C, 2.52%, 12/27/27 (b)	1,833	1,861
Hertz Vehicle Financing LLC, Series 2021-1A, Class C, 2.05%, 12/26/25 (b)	1,667	1,682
HPEFS Equipment Trust, Series 2021-2A, Class D, 1.29%, 3/20/29, Callable 7/20/24 @ 100 (b)	4,531	4,550
HPEFS Equipment Trust, Series 2019-1A, Class B, 2.32%, 9/20/29, Callable 6/20/22 @ 100 (b)	1,750	1,763

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 6/20/22 @ 100 (b)	$1,350	$1,370
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.03%, 3/20/31, Callable 12/20/23 @ 100 (b)	5,180	5,178
HPEFS Equipment Trust, Series 2020-2A, Class C, 2.00%, 7/22/30, Callable 5/20/23 @ 100 (b)	3,400	3,470
HPEFS Equipment Trust, Series 2020-1A, Class C, 2.03%, 2/20/30, Callable 1/20/23 @ 100 (b)	2,851	2,905
JPMorgan Chase Bank NA, Series 1, Class D, 1.17%, 9/25/28, Callable 4/25/24 @ 100 (b)	4,751	4,752
JPMorgan Chase Bank NA, Series 2021-2, Class D, 1.14%, 12/26/28, Callable 6/25/24 @ 100 (b)	1,175	1,175
JPMorgan Chase Bank NA, Series 2021-2, Class C, 0.97%, 12/26/28, Callable 6/25/24 @ 100 (b)	1,988	1,988
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class D, 2.08%, 1/5/40 (b)	2,700	2,631
Master Credit Card Trust, Series 2018-1A, Class C, 3.74%, 7/21/24 (b)	1,750	1,817
Master Credit Card Trust, Series 2020-1A, Class C, 2.59%, 9/23/24 (b)	2,125	2,183
Master Credit Card Trust, Series 2020-1A, Class B, 2.27%, 9/23/24 (b)	833	858
Master Credit Card Trust, Series 2021-1A, Class C, 1.06%, 11/21/25 (b)	2,812	2,809
MVW LLC, Series 2021-1WA, Class B, 1.44%, 1/22/41, Callable 12/20/28 @ 100 (b)	1,288	1,290
MVW Owner Trust, Series 2018-1A, Class A, 3.45%, 1/21/36, Callable 1/20/24 @ 100 (b)	2,880	2,991
NP SPE II LLC, Series 2017-1A, Class A2, 4.22%, 10/21/47, Callable 10/20/27 @ 100 (b)	5,875	6,103
NP SPE II LLC, Series 2019-2A, Class A2, 3.10%, 11/19/49 (b)	7,585	7,788
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01%, 8/15/25, Callable 9/15/22 @ 100 (b)	5,750	5,884
Progress Residential, Series 2021-SFR4, Class C, 2.04%, 5/17/38 (b)	2,351	2,389
Progress Residential, Series 2021-SFR4, Class D, 2.31%, 5/17/38 (b)	2,500	2,544
Progress Residential Trust, Series 2021-SFR6, Class D, 2.23%, 7/17/38, Callable 7/17/26 @ 100 (b)	3,000	3,018
Progress Residential Trust, Series 2021-SFR7, Class B, 1.94%, 8/17/40 (b) (c)	3,250	3,256
Progress Residential Trust, Series 2021-SFR5, Class D, 2.11%, 7/16/26 (b)	2,000	2,003
Progress Residential Trust, Series 2021-SFR3, Class D, 2.29%, 5/17/26 (b)	2,000	2,026
Santander Consumer Auto Receivables Trust, Series 2020-AA, Class D, 5.49%, 4/15/26, Callable 7/15/23 @ 100 (b)	2,000	2,176
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class D, 2.14%, 12/15/26, Callable 1/15/24 @ 100 (b)	5,000	5,147
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class C, 1.29%, 4/15/26, Callable 1/15/24 @ 100 (b)	2,500	2,533
Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.03%, 2/15/24, Callable 3/15/23 @ 100	893	896
Santander Drive Auto Receivables Trust, Series 2018-5, Class D, 4.19%, 12/16/24, Callable 7/15/22 @ 100	4,275	4,356
Santander Drive Auto Receivables Trust, Series 2018-2, Class D, 3.88%, 2/15/24, Callable 4/15/22 @ 100	1,664	1,689
Santander Drive Auto Receivables Trust, Series 2017-3, Class D, 3.20%, 11/15/23, Callable 12/15/21 @ 100	838	845

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12%, 1/15/26, Callable 5/15/23 @ 100	$2,000	$2,016
Santander Retail Auto Lease Trust, Series 2019-B, Class C, 2.77%, 8/21/23, Callable 6/20/22 @ 100 (b)	1,460	1,487
Santander Retail Auto Lease Trust, Series 2019-C, Class C, 2.39%, 11/20/23, Callable 10/20/22 @ 100 (b)	1,782	1,815
SCF Equipment Leasing LLC, Series 2020-1A, Class C, 2.60%, 8/21/28, Callable 5/20/25 @ 100 (b)	3,800	3,918
SCF Equipment Leasing LLC, Series 1A, Class B, 1.37%, 8/20/29, Callable 3/20/27 @ 100 (b)	500	499
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 5/20/25 @ 100 (b)	3,823	3,908
SCF Equipment Leasing LLC, Series 2019-1A, Class B, 3.49%, 1/20/26, Callable 8/20/21 @ 100 (b)	271	271
SCF Equipment Leasing LLC, Series 2019-2, Class C, 3.11%, 6/21/27, Callable 12/20/24 @ 100 (b)	6,500	6,800
SLM Student Loan Trust, Series 2003-14, Class B, 0.68% (LIBOR03M+55bps), 10/25/65, Callable 7/25/29 @ 100 (a)	583	550
SLM Student Loan Trust, Series 2012-6, Class B, 1.09% (LIBOR01M+100bps), 4/27/43, Callable 9/25/28 @ 100 (a)	2,500	2,424
Stack Infrastructure Issuer LLC, Series 2019-2A, Class A2, 3.08%, 10/25/44, Callable 4/25/23 @ 100 (b)	2,000	2,065
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	7,583	7,996
Synchrony Credit Card Master Note Trust, Series 2017-2, Class C, 3.01%, 10/15/25	1,000	1,029
Tesla Auto Lease Trust, Series 2019-A, Class B, 2.41%, 12/20/22, Callable 11/20/22 @ 100 (b)	5,000	5,105
Tesla Auto Lease Trust, Series 2020-A, Class C, 1.68%, 2/20/24, Callable 4/20/23 @ 100 (b)	2,000	2,028
Transportation Finance Equipment Trust, Series 2019-1, Class C, 2.19%, 8/23/24, Callable 4/23/23 @ 100 (b)	1,250	1,284
Trillium Credit Card Trust II, Series 2020-1A, Class B, 2.33%, 12/27/24 (b)	2,912	2,935
Trillium Credit Card Trust II, Series 2020-1A, Class C, 2.63%, 12/27/24 (b)	4,900	4,936
Trinity Rail Leasing LLC, Series 2021-1A, Class A, 2.26%, 7/19/51, Callable 1/19/24 @ 100 (b)	1,000	1,014
Trinity Rail Leasing LLC, Series 2019-1, Class A, 3.82%, 4/17/49, Callable 4/17/23 @ 100 (b)	3,556	3,701
Vantage Data Centers LLC, Series 2020-2A, Class A2, 1.99%, 9/15/45, Callable 9/15/25 @ 100 (b)	9,000	9,048
VB-S1 Issuer LLC, Series 2020-1A, Class D, 4.09%, 6/15/50, Callable 6/15/24 @ 100 (b)	1,100	1,160
VB-S1 Issuer LLC, Series 2020-1A, Class C2, 3.03%, 6/15/50, Callable 6/15/24 @ 100 (b)	1,850	1,945
Verizon Owner Trust, Series 2020-A, Class C, 2.06%, 7/22/24, Callable 3/20/23 @ 100	5,000	5,126
Volvo Financial Equipment LLC, Series 2019-2A, Class A4, 2.14%, 9/16/24, Callable 7/15/23 @ 100 (b)	2,500	2,571
Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE, Class D, 2.59% (LIBOR01M+250bps), 2/15/40 (a) (b)	1,364	1,377

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Westlake Automobile Receivables Trust, Series 2019-2A, Class D, 3.20%, 11/15/24, Callable 1/15/23 @ 100 (b)	$2,550	$2,623
Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.00%, 10/16/23, Callable 6/15/22 @ 100 (b)	5,000	5,085
Westlake Automobile Receivables Trust, Series 2018-3, Class C, 3.61%, 10/16/23, Callable 6/15/22 @ 100 (b)	808	808
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 2/15/22 @ 100 (b)	5,162	5,199
World Omni Select Auto Trust, Series 2020-A, Class C, 1.25%, 10/15/26, Callable 2/15/23 @ 100	3,750	3,778
World Omni Select Auto Trust, Series 2018-1A, Class D, 4.13%, 1/15/25, Callable 8/15/22 @ 100 (b)	2,500	2,545
Total Asset-Backed Securities (Cost $392,029)		397,427
Collateralized Mortgage Obligations (18.7%)
AB BSL CLO 1 Ltd., Series 2020-1A, Class B, 2.18% (LIBOR03M+205bps), 1/15/33, Callable 1/15/22 @ 100 (a) (b)	3,000	3,003
AB BSL CLO 1 Ltd., Series 2020-1A, Class A1A, 1.63% (LIBOR03M+150bps), 1/15/33, Callable 1/15/22 @ 100 (a) (b)	5,000	5,008
AB BSL CLO 1 Ltd., Series 2020-1A, Class A2, 1.88% (LIBOR03M+175bps), 1/15/33, Callable 1/15/22 @ 100 (a) (b)	4,000	4,010
Aimco CLO 11 Ltd., Series 2020-11A, Class C, 2.53% (LIBOR03M+240bps), 10/15/31, Callable 10/15/21 @ 100 (a) (b)	9,500	9,503
Annisa CLO Ltd., Series 2016-2, Class BR, 1.78% (LIBOR03M+165bps), 7/20/31, Callable 10/20/21 @ 100 (a) (b)	10,000	9,969
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class C, 3.60%, 5/15/53, Callable 4/15/30 @ 100 (b) (e)	1,500	1,596
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2, Class B, 2.56%, 6/15/54, Callable 6/15/31 @ 100 (b) (e)	3,200	3,259
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class D, 1.89% (LIBOR01M+180bps), 9/15/32 (a) (b)	3,585	3,581
Aventura Mall Trust, Series 2018-AVM, Class D, 4.11%, 7/5/40 (b) (e)	12,420	12,477
Bain Capital Credit CLO Ltd., Series 2020-3A, Class C, 2.74% (LIBOR03M+260bps), 10/23/32, Callable 10/23/21 @ 100 (a) (b)	2,250	2,251
Ballyrock CLO 15 Ltd., Series 2021-1A, Class B, 2.22% (LIBOR03M+205bps), 4/15/34, Callable 7/15/23 @ 100 (a) (b)	5,000	5,003
Ballyrock CLO Ltd., Series 2020-2A, Class B, 2.68% (LIBOR03M+255bps), 10/20/31, Callable 10/20/21 @ 100 (a) (b)	4,000	4,002
Ballyrock CLO Ltd., Series 2019-2A, Class A1BR, 1.36% (LIBOR03M+120bps), 11/20/30, Callable 11/20/21 @ 100 (a) (b)	2,000	2,000
BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC, Class C, 3.03%, 1/15/32 (b)	5,000	5,229
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class D, 3.60% (LIBOR01M+105bps), 4/14/33, Callable 4/14/25 @ 100 (a) (b)	11,735	12,434
BANK, Series 2017-BNK4, Class AS, 3.78%, 5/15/50, Callable 3/15/27 @ 100	5,000	5,528
BANK, Series 2019-BN23, Class AS, 3.20%, 11/15/29, Callable 11/15/29 @ 100	5,000	5,480
BBCMS Mortgage Trust, Series 2020-BID, Class B, 2.63% (LIBOR01M+254bps), 10/15/37 (a) (b)	5,000	5,028
BBCMS Mortgage Trust, Series 2020-BID, Class D, 4.72% (LIBOR01M+463bps), 10/15/37 (a) (b)	14,600	14,745

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BBCMS Mortgage Trust, Series 2020-BID, Class C, 3.73% (LIBOR01M+364bps), 10/15/37 (a) (b)	$5,000	$5,044
BBCMS Trust, Series 2013-TYSN, Class A2, 3.76%, 9/5/32 (b)	11,171	11,183
BBCMS Trust, Series 2013-TYSN, Class B, 4.04%, 9/5/32 (b)	3,500	3,503
BBCRE Trust, Series 2015-GTP, Class A, 3.97%, 8/10/33, Callable 5/10/25 @ 100 (b)	5,935	6,490
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class B, 5.21%, 2/11/41, Callable 8/11/21 @ 100 (e)	570	557
Benchmark Mortgage Trust, Series 2021-B25, Class 300D, 2.99%, 4/15/54, Callable 4/15/30 @ 100 (b) (e)	2,417	2,226
Benchmark Mortgage Trust, Series 2019-B14, Class AS, 3.35%, 12/15/61, Callable 11/15/29 @ 100	5,000	5,499
BX Commercial Mortgage Trust, Series 2020-VIV3, Class B, 3.54%, 3/9/44 (b) (e)	5,000	5,495
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, 3.54%, 3/9/44 (b) (e)	15,000	16,177
BX Commercial Mortgage Trust, Series 2020-VIV4, Class X, 0.70%, 11/10/42 (b) (e) (f)	144,200	7,801
BX Commercial Mortgage Trust, Series 2021-VIVA, Class D, 3.55%, 3/11/44 (b) (e)	5,000	5,254
BX Commercial Mortgage Trust, Series 2020-FOX, Class D, 2.19% (LIBOR01M+210bps), 11/15/32 (a) (b)	3,930	3,942
BX Commercial Mortgage Trust, Series 2020-FOX, Class C, 1.64% (LIBOR01M+155bps), 11/15/32 (a) (b)	3,930	3,941
BX Commercial Mortgage Trust, Series 2019-XL, Class B, 1.17% (LIBOR01M+108bps), 10/15/36 (a) (b)	8,165	8,180
BX Commercial Mortgage Trust, Series 2021-SOAR, Class D, 1.49% (LIBOR01M+140bps), 6/15/38 (a) (b)	2,000	2,004
BX Commercial Mortgage Trust, Series 2019-XL, Class C, 1.34% (LIBOR01M+125bps), 10/15/36 (a) (b)	7,149	7,162
BX Commercial Mortgage Trust, Series 2019-XL, Class D, 1.54% (LIBOR01M+145bps), 10/15/36 (a) (b)	3,575	3,582
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class AJ, 5.78%, 12/15/47, Callable 8/15/21 @ 100 (b) (e)	6,873	6,898
CHT Cosmo Mortgage Trust, Series 2017-CSMO, Class E, 3.09% (LIBOR01M+300bps), 11/15/36 (a) (b)	15,867	15,900
CHT Cosmo Mortgage Trust, Series 2017-CSMO, Class D, 2.34% (LIBOR01M+225bps), 11/15/36 (a) (b)	20,250	20,293
CHT Mortgage Trust, Series 2017-CSMO, Class C, 1.59% (LIBOR01M+150bps), 11/15/36 (a) (b)	7,000	7,013
CIFC Funding Ltd., Series 2017-I, Class B, 1.83% (LIBOR03M+170bps), 4/23/29, Callable 10/21/21 @ 100 (a) (b)	3,500	3,489
Citigroup Commercial Mortgage Trust, Series 2020-555, Class B, 2.83%, 12/10/41 (b)	4,000	4,087
Citigroup Commercial Mortgage Trust, Series 2020-555, Class D, 3.23%, 12/10/41 (b)	5,000	4,857
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class D, 4.35%, 5/10/36 (b)	1,850	1,967
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class A, 3.34%, 5/10/36 (b)	3,750	3,989
See notes to financial statements.

15

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Columbia Cent CLO Ltd., Series 2020-29A, Class AIF, 1.97%, 7/20/31, Callable 1/20/22 @ 100 (b)	$3,500	$3,514
COMM Mortgage Trust, Series 2013-CCRE11, Class AM, 4.72%, 8/10/50, Callable 9/10/23 @ 100 (e)	5,000	5,386
COMM Mortgage Trust, Series 2020-CBM, Class C, 3.40%, 11/13/39 (b)	9,700	9,648
COMM Mortgage Trust, Series 2020-CBM, Class A2, 2.90%, 11/13/39 (b)	2,660	2,698
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.32%, 7/10/50, Callable 6/10/25 @ 100 (e)	3,399	3,710
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49, Callable 8/10/24 @ 100 (b) (e)	9,500	10,191
COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50, Callable 5/10/25 @ 100 (e)	3,000	3,304
COMM Mortgage Trust, Series 2020-CX, Class A, 2.17%, 11/10/46, Callable 11/10/30 @ 100 (b)	10,000	10,243
CSMC Trust, Series 2019-UVIL, Class C, 3.28%, 12/15/41 (b) (e)	5,000	5,031
CSMC Trust, Series 2020-West, Class A, 3.04%, 2/15/35, Callable 2/15/30 @ 100 (b)	2,500	2,659
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36, Callable 8/10/26 @ 100 (b)	5,000	5,185
DBJPM Mortgage Trust, Series 2016-SFC, Class B, 3.24%, 8/10/36, Callable 8/10/26 @ 100 (b)	2,500	2,628
Dryden Senior Loan Fund, Series 2016-42A, Class BR, 1.68% (LIBOR03M+155bps), 7/15/30, Callable 10/15/21 @ 100 (a) (b)	5,000	4,973
Extended Stay America Trust, Series 2021-ESH, Class D, 2.34% (LIBOR01M+225bps), 7/15/38 (a) (b)	4,500	4,532
Federal Home Loan Mortgage Corp., Series KC02, Class A2, 3.37%, 7/25/25, Callable 7/25/25 @ 100 (g)	5,000	5,296
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, 1.08% (LIBOR03M+95bps), 4/17/31, Callable 10/17/21 @ 100 (a) (b)	3,500	3,502
Flatiron CLO 20 Ltd., Series 2020-1A, Class C, 2.61% (LIBOR03M+245bps), 11/20/33, Callable 11/20/22 @ 100 (a) (b)	4,000	4,011
FREMF Mortgage Trust, Series 2019-K99, Class B, 3.65%, 10/25/52, Callable 9/25/29 @ 100 (b) (e)	10,000	11,092
FREMF Mortgage Trust, Series 2017-K724, Class B, 3.52%, 11/25/23, Callable 11/25/23 @ 100 (b) (e)	7,000	7,381
Goldentree Loan Management U.S. CLO 8 Ltd., Series 2020-8A, Class B1, 2.23% (LIBOR03M+210bps), 7/20/31, Callable 10/20/21 @ 100 (a) (b)	5,000	5,000
Golub Capital Partners 48 LP, Series 2020-48A, Class B1, 1.93% (LIBOR03M+180bps), 4/17/33, Callable 4/17/22 @ 100 (a) (b)	4,350	4,354
GS Mortgage Securities Corp. Trust, Series 2020-UPTN, Class B, 2.95%, 12/10/39 (b)	1,735	1,817
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (b)	10,166	10,256
GS Mortgage Securities Trust, Series 2019-GSA1, Class A4, 3.05%, 11/10/52, Callable 10/10/29 @ 100	7,000	7,651
GS Mortgage Securities Trust, Series 2012-GC6, Class AS, 4.95%, 1/10/45, Callable 12/10/21 @ 100 (b)	3,000	3,029
GS Mortgage Securities Trust, Series 2020-GC45, Class AS, 3.17%, 2/13/53, Callable 12/13/29 @ 100 (e)	3,750	4,082
GS Mortgage Securities Trust, Series 2019-GSA1, Class AS, 3.34%, 11/10/52, Callable 10/10/29 @ 100	10,000	10,956

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 3.09%, 3/5/37 (b)	$6,924	$7,224
Hudson Yards Mortgage Trust, Series 2019-55HY, Class D, 2.94%, 12/10/41 (b) (e)	10,672	11,011
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38, Callable 8/10/26 @ 100 (b)	8,020	8,601
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.44%, 7/10/39 (b) (e)	8,862	9,438
Jackson Park Trust, Series 2019-LIC, Class C, 3.13%, 10/14/39 (b) (e)	5,000	5,214
Jackson Park Trust, Series 2019-LIC, Class A, 2.77%, 10/14/39 (b)	5,000	5,277
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class C, 5.68%, 11/15/43, Callable 8/15/21 @ 100 (b) (e)	4,000	3,989
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class B, 5.07%, 11/15/43, Callable 8/15/21 @ 100 (b) (e)	2,000	1,999
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class XA, 1.73%, 10/15/45, Callable 9/15/22 @ 100 (e) (f)	17,626	202
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class C, 3.75%, 6/5/39, Callable 6/5/29 @ 100 (b) (e)	1,614	1,776
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class D, 3.78%, 6/5/39, Callable 6/5/29 @ 100 (b) (e)	2,000	2,140
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AJ, 6.07%, 4/17/45 (e)	461	216
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class XA, 0.09%, 1/5/40 (b) (e) (f)	226,300	1,431
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class C, 4.10%, 12/15/47, Callable 2/15/23 @ 100 (e)	3,045	3,112
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1.89% (LIBOR01M+180bps), 5/15/36 (a) (b)	2,500	2,502
LCM LP, Series 18A, Class A1R, 1.15% (LIBOR03M+102bps), 4/20/31, Callable 10/20/21 @ 100 (a) (b)	1,000	1,000
LCM Ltd., Series 2032A, Class B, 1.81% (LIBOR03M+170bps), 7/20/34, Callable 7/20/23 @ 100 (a) (b)	2,500	2,501
Life BMR Mortgage Trust, Series 2021-BMR, Class D, 1.49% (LIBOR01M+140bps), 3/15/38 (a) (b)	4,500	4,509
Magnetite Ltd., Series 2015-12A, Class BRRA, 1.73% (LIBOR03M+160bps), 10/15/31, Callable 10/15/21 @ 100 (a) (b)	3,240	3,231
Magnetite XXVIII Ltd., Series 2020-28A, Class C, 2.48% (LIBOR03M+235bps), 10/25/31, Callable 10/25/21 @ 100 (a) (b)	2,000	2,004
Manhattan West, Series 2020-1MW, Class C, 2.33%, 9/10/40 (b) (e)	5,000	5,104
Manhattan West, Series 2020-1MW, Class D, 2.33%, 9/10/40 (b) (e)	4,250	4,261
Manhattan West, Series 2020-1MW, Class A, 2.13%, 9/10/40 (b)	5,000	5,174
MHC Commercial Mortgage Trust, Series MHC, Class D, 1.69% (LIBOR01M+160bps), 4/15/26 (a) (b)	2,000	2,009
MHC Trust, Series 2021-MHC2, Class D, 1.59% (LIBOR01M+150bps), 5/15/23 (a) (b)	1,900	1,901
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class XA, 1.60%, 11/15/45, Callable 6/15/22 @ 100 (b) (e) (f)	17,683	183
Morgan Stanley Capital I Trust, Series 2017-CLS, Class C, 1.09% (LIBOR01M+100bps), 11/15/34 (a) (b)	3,245	3,246
Morgan Stanley Capital I Trust, Series 2017-CLS, Class F, 2.69% (LIBOR01M+260bps), 11/15/34 (a) (b)	4,000	3,991

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2017-CLS, Class E, 2.04% (LIBOR01M+195bps), 11/15/34 (a) (b)	$8,215	$8,218
Mountain View CLO Ltd., Series 2013-1A, Class CRR (LIBOR03M+220bps), 10/12/30 (a) (b)	4,000	4,000
Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class BR2, 1.63% (LIBOR03M+150bps), 1/28/30, Callable 10/28/21 @ 100 (a) (b)	5,000	5,000
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-29A, Class B2, 4.60%, 10/19/31, Callable 10/19/21 @ 100 (b)	5,000	5,019
Neuberger Berman Loan Advisors CLO 38 Ltd., Series 2020-38A, Class C, 2.48% (LIBOR03M+235bps), 10/20/32, Callable 10/20/21 @ 100 (a) (b)	1,500	1,503
Neuberger Berman Loan Advisors CLO 38 Ltd., Series 2020-38A, Class B, 1.83% (LIBOR03M+170bps), 10/20/32, Callable 10/20/21 @ 100 (a) (b)	2,000	2,002
Octagon Investment Partners 47 Ltd., Series 2020-1A, Class CR, 2.03% (LIBOR03M+190bps), 7/20/34, Callable 7/20/23 @ 100 (a) (b)	3,000	3,001
Octagon Investment Partners 48 Ltd., Series 2020-3A, Class B, 1.98% (LIBOR03M+185bps), 10/20/31, Callable 10/20/21 @ 100 (a) (b)	4,200	4,207
Octagon Investment Partners 50 Ltd., Series 2020-4A, Class C, 2.63% (LIBOR03M+250bps), 10/15/33, Callable 10/15/21 @ 100 (a) (b)	4,000	4,002
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class CR2, 1.83% (LIBOR03M+170bps), 1/25/31, Callable 10/25/21 @ 100 (a) (b)	2,750	2,720
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 9/13/49 (b)	11,040	11,601
One New York Plaza Trust, Series 2020-1NYP, Class A, 1.04% (LIBOR01M+95bps), 1/15/26 (a) (b)	2,625	2,642
ONE PARK Mortgage Trust, Series 2021-PARK, Class D, 1.59% (LIBOR01M+150bps), 3/15/36 (a) (b)	5,000	5,000
Palmer Square CLO Ltd., Series 2021-1, Class A2, 1.53% (LIBOR03M+140bps), 4/20/34, Callable 4/20/23 @ 100 (a) (b)	1,500	1,500
Palmer Square Loan Funding Ltd., Series 2019-2, Class B, 2.38% (LIBOR03M+225bps), 4/20/27, Callable 10/20/21 @ 100 (a) (b)	5,000	4,984
Palmer Square Loan Funding Ltd., Series 2019-3, Class B, 2.26% (LIBOR03M+210bps), 8/20/27, Callable 8/20/21 @ 100 (a) (b)	5,000	5,001
Palmer Square Loan Funding Ltd., Series 2019-4, Class B, 2.23% (LIBOR03M+210bps), 10/24/27, Callable 10/24/21 @ 100 (a) (b)	5,000	5,006
Palmer Square Loan Funding Ltd., Series 2019-4, Class A2, 1.73% (LIBOR03M+160bps), 10/24/27, Callable 10/24/21 @ 100 (a) (b)	4,500	4,503
Palmer Square Loan Funding Ltd., Series 2020-4A, Class B, 2.45% (LIBOR03M+230bps), 11/25/28, Callable 11/25/21 @ 100 (a) (b)	5,000	5,009
Palmer Square Loan Funding Ltd., Series 2020-1A, Class B, 2.06% (LIBOR03M+190bps), 2/20/28, Callable 8/20/21 @ 100 (a) (b)	2,000	2,000
Race Point CLO Ltd., Series 2016-10A, Class B1R, 1.78% (LIBOR03M+165bps), 7/25/31, Callable 10/25/21 @ 100 (a) (b)	5,000	4,984
SLG Office Trust, Series 2021-OVA, Class B, 2.71%, 7/15/41 (b)	4,000	4,211
SLG Office Trust, Series 2021-OVA, Class C, 2.85%, 7/15/41 (b)	4,000	4,212
Sound Point CLO VII-R Ltd., Series 2014-3RA, Class C, 2.39% (LIBOR03M+225bps), 10/23/31, Callable 10/23/21 @ 100 (a) (b)	5,000	4,991
Sound Point CLO XVIII Ltd., Series 2017-4A, Class B, 1.93% (LIBOR03M+180bps), 1/21/31, Callable 10/20/21 @ 100 (a) (b)	1,000	989
Sound Point CLO XXVII Ltd., Series 2020-2A, Class C, 2.73% (LIBOR03M+260bps), 10/25/31, Callable 10/25/21 @ 100 (a) (b)	2,500	2,501
Stewart Park CLO Ltd., Series 2015-1A, Class A2R, 1.38% (LIBOR03M+125bps), 1/15/30, Callable 10/15/21 @ 100 (a) (b)	2,000	1,981

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class B1, 0.84% (LIBOR01M+50bps), 7/19/35, Callable 8/19/21 @ 100 (a)	$983	$967
TIAA CLO IV Ltd., Series 2018-1A, Class A2, 1.83% (LIBOR03M+170bps), 1/20/32, Callable 10/20/21 @ 100 (a) (b)	5,000	4,980
TRESTLES CLO Ltd., Series 2021-4A, Class B2, 2.72%, 7/21/34 (b) (c)	1,000	1,004
Trimaran Cavu Ltd., Series 2019-1A, Class A2, 2.03% (LIBOR03M+190bps), 7/20/32, Callable 7/20/22 @ 100 (a) (b)	7,000	7,023
Trimaran Cavu Ltd., Series 2021-1A, Class B, 1.74% (LIBOR03M+160bps), 4/23/32, Callable 4/23/22 @ 100 (a) (b)	3,000	2,995
Trinitas CLO Ltd., Series 2019-11A, Class A2, 2.08% (LIBOR03M+195bps), 7/15/32, Callable 10/15/21 @ 100 (a) (b)	5,610	5,612
Trinitas CLO Ltd., Series 2019-11A, Class B1, 2.43% (LIBOR03M+230bps), 7/15/32, Callable 10/15/21 @ 100 (a) (b)	5,000	4,995
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, 1.02% (LIBOR03M+89bps), 4/15/29, Callable 10/15/21 @ 100 (a) (b)	4,788	4,790
TTAN, Series 2021-MHC, Class D, 1.84% (LIBOR01M+180bps), 3/15/38 (a) (b)	1,800	1,807
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.02%, 5/10/45, Callable 4/10/22 @ 100 (b) (e) (f)	20,070	100
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class AS, 5.15%, 1/10/45, Callable 10/10/21 @ 100 (b)	4,756	4,814
Venture 37 CLO Ltd., Series 2019-37A, Class A2R (LIBOR03M+145bps), 7/15/32 (a) (b) (c)	3,000	3,000
VLS Commercial Mortgage Trust, Series 2020-LAB, Class A, 2.13%, 10/10/42 (b)	3,000	3,047
Voya CLO Ltd., Series 2018-3, Class B, 1.78% (LIBOR03M+165bps), 10/15/31, Callable 10/15/21 @ 100 (a) (b)	2,500	2,492
Voya CLO Ltd., Series 2019-4A, Class B, 2.13% (LIBOR03M+200bps), 1/15/33, Callable 1/15/22 @ 100 (a) (b)	4,500	4,510
Voya CLO Ltd., Series 2019-4A, Class A1, 1.47% (LIBOR03M+134bps), 1/15/33, Callable 1/15/22 @ 100 (a) (b)	5,000	5,004
Voya CLO Ltd., Series 2013-2A, Class A1R, 1.10% (LIBOR03M+97bps), 4/25/31, Callable 10/25/21 @ 100 (a) (b)	8,750	8,751
Voya CLO Ltd., Series 2015-3A, Class BR, 2.33% (LIBOR03M+220bps), 10/20/31, Callable 10/20/21 @ 100 (a) (b)	1,250	1,239
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class AS, 3.97%, 12/15/48	3,500	3,848
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class B, 4.22%, 12/15/48 (e)	5,000	5,471
Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class AS, 3.11%, 6/15/53, Callable 3/15/30 @ 100	2,000	2,165
Wells Fargo Commercial Mortgage Trust, Series 2018-AUS, Class A, 4.06%, 7/17/36 (b) (e)	4,200	4,792
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class B, 4.50%, 9/15/57, Callable 9/15/25 @ 100 (e)	2,000	2,211
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, 5.68%, 11/15/44, Callable 9/15/21 @ 100 (b) (e)	5,348	5,369
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.51%, 12/15/45, Callable 12/15/22 @ 100 (b) (e) (f)	54,840	741
Total Collateralized Mortgage Obligations (Cost $722,809)		738,528

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Preferred Stocks (1.0%)
Consumer Staples (0.6%):
CHS, Inc., cumulative redeemable, Series 2, 7.10% (LIBOR03M+429bps) (a) (h)	400,000	$11,340
Dairy Farmers of America, Inc., cumulative redeemable, 7.88% (b) (h)	100,000	10,046
		21,386
Financials (0.4%):
Citigroup Capital, 6.50% (LIBOR03M+637bps), 10/30/40 (a)	87,500	2,426
CoBank ACB, non-cumulative, 1.30% (b) (h)	2,000	1,610
Delphi Financial Group, Inc., 3.35% (LIBOR03M+319bps), 5/15/37 (a) (i) (j)	369,987	8,232
U.S. Bancorp, non-cumulative, Series A, 3.50% (LIBOR03M+102bps) (a) (h)	5,000	4,862
		17,130
Total Preferred Stocks (Cost $35,110)		38,516
Senior Secured Loans (3.5%)
AAdvantage Loyalty IP Ltd., Initial Term Loan, First Lien, 5.50% (LIBOR03M+475bps), 3/24/28 (a)	$15,500	15,915
Academy Ltd., Refinancing Term Loans, First Lien, 4.50% (LIBOR01M+375bps), 11/6/27 (a)	374	374
Air Canada, TLB, First Lien, 7/27/28 (c) (k)	1,000	1,002
Alterra Mountain Co., 7/30/28 (k)	2,000	1,990
Alterra Mountain Co., Additional Term Loan, First Lien, 5.50% (LIBOR01M+450bps), 5/13/26 (a)	965	966
Altium Packaging LLC, 2021 Term Loans, First Lien, 3.25% (LIBOR01M+275bps), 2/3/28 (a)	998	987
AOT Packaging Products Acquisitionco LLC, Closing Date Initial Term Loans, First Lien, 3.75% (LIBOR06M+325bps), 3/3/28 (a)	1,225	1,212
AOT Packaging Products Acquisitionco LLC, Delayed Draw Term Loan Commitment, First Lien, 3.75% (LIBOR06M+325bps), 1/29/28 (a) (c) (q)	308	304
ASSUREDPARTNERS, Inc., 2021 Term Loan, First Lien, 4.00% (LIBOR01M+350bps), 2/12/27 (a)	2,970	2,961
Asurion LLC, New B-9 Term Loans, First Lien, 3.35% (LIBOR01M+325bps), 7/29/27 (a)	998	979
Avolon TLB Borrower 1 (US) LLC, Term B-5 Loan, First Lien, 3.25% (LIBOR01M+250bps), 12/1/27 (a)	2,484	2,482
Berlin Packaging LLC, Tranche B-4 Term Loans, First Lien, 3.75% (LIBOR03M+325bps) (a)	446	441
Berlin Packaging LLC., Tranche B-4 Term Loans, First Lien, 5.50% (Prime+225bps), 3/5/28 (a)	53	51
Blackstone CQP Holdco LP, Initial Term Loans, First Lien, 4.25% (LIBOR03M+375bps), 5/26/28 (a)	1,000	994
BUCKEYE PARTNERS LP, 2021 Tranche B-1 Refinancing Term Loan, First Lien, 2.35% (LIBOR01M+225bps), 11/1/26 (a)	1,473	1,458
BWAY Holding Co., Initial Term Loan, First Lien, 3.35% (LIBOR01M+325bps), 4/3/24 (a)	7,731	7,476
CITGO Petroleum Corp., 2019 Incremental Term B Loans, First Lien, 7.25% (LIBOR06M+625bps), 3/22/24 (a)	1,426	1,427

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Clear Channel Outdoor Holdings, Inc., Term B Loan, First Lien, 3.69% (LIBOR03M+350bps), 11/25/26 (a)	$1,439	$1,396
ClubCorp Holdings, Inc., Term B Loans, First Lien, 2.90% (LIBOR03M+275bps), 9/18/24 (a)	2	2
DELTA AIR LINES, Inc. and SKYMILES IP Ltd., Initial Term Loan, First Lien, 4.75% (LIBOR03M+375bps), 9/16/27 (a)	16,000	16,884
DIRECTV Financing LLC, 7/22/27 (c) (k)	2,000	1,995
Foundation Building Materials, Initial Term Loans, First Lien, 3.75% (LIBOR03M+325bps), 1/29/28 (a)	2,500	2,469
Graham Packaging Co., Inc., New Term Loans, First Lien, 3.75% (LIBOR01M+300bps), 8/4/27 (a)	468	465
Great Outdoors Group LLC, Term B-1 Loan, First Lien, 5.00% (LIBOR03M+425bps), 2/26/28 (a)	995	995
H-Food Holdings LLC, 2020 Incremental Term B-3 Loan, First Lien, 6.00% (LIBOR01M+500bps), 5/31/25 (a)	495	497
H-Food Holdings LLC, Initial Term Loan, First Lien, 3.79% (LIBOR01M+369bps), 5/31/25 (a)	1,424	1,409
Hilton Grand Vacations Borrower LLC, Term Loan, First Lien, 5/20/28 (c) (k)	1,000	996
Hub International Ltd., 4.00% (LIBOR03M+325bps) (a)	3,911	3,900
Hub International Ltd., B-3 Incremental Term Loans, First Lien, 4.00% (LIBOR01M+325bps), 4/25/25 (a)	10	10
Indy US Bidco LLC, Tranche B-1 Term Loans, First Lien, 4.10% (LIBOR01M+400bps), 3/5/28 (a)	499	498
IRB Holding Corp., Fourth Amendment Incremental Term Loans, First Lien, 4.25% (LIBOR03M+325bps), 11/19/27 (a)	2,989	2,976
Kronos Acquisition Holdings, Inc., Tranche B-1 Term Loans, First Lien, 4.25% (LIBOR03M+375bps), 12/22/26 (a)	4	4
Lumen Technologies, Inc., Term B Loans, First Lien, 2.35% (LIBOR01M+225bps), 3/15/27 (a)	1,432	1,408
Magnite, Inc., Initial Term Loans, First Lien, 5.75% (LIBOR01M+500bps), 4/30/28 (a)	1,000	992
Mileage Plus Holdings LLC, Initial Term Loan, First Lien, 6.25% (LIBOR03M+525bps), 6/20/27 (a)	16,500	17,463
Oculus Acquisition Corp., Initial Term Loan, First Lien, 4.50% (LIBOR06M+375bps), 11/8/27 (a)	998	995
Osmosis Debt Merger Sub, Inc., Delayed TL, First Lien, 6/17/28 (c) (k) (q)	111	111
Osmosis Debt Merger Sub, Inc., TLB, First Lien, 6/17/28 (c) (k)	889	888
Petco Health and Wellness Co., Inc., Initial Term Loans, First Lien, 4.00% (LIBOR03M+325bps), 2/25/28 (a)	1,995	1,986
Polaris Newco LLC, Dollar Term Loan, First Lien, 4.50% (LIBOR06M+400bps), 6/4/28 (a)	1,250	1,248
PROOFPOINT, Inc., Term Loan, First Lien, 6/10/28 (c) (k)	2,500	2,474
SCIH Salt Holdings, Inc., Incremental Term B-1 Loans, First Lien, 4.75% (LIBOR06M+400bps), 3/16/27 (a)	998	997
Serta Simmons Bedding LLC, Initial Term Loans, First Lien, 4.50% (LIBOR03M+350bps), 11/8/23 (a)	7,209	4,830
Sophia LP, Closing Date Term Loans, First Lien, 4.50% (LIBOR03M+375bps), 10/7/27 (a)	995	994
SOTHEBY'S, Term Loan B, First Lien, 5.50% (LIBOR03M+475bps), 1/15/27 (a)	498	497
Sunshine Luxembourg VII Sarl, Facility B3 Commitments, First Lien, 4.50% (LIBOR03M+375bps), 10/2/26 (a)	1,443	1,443

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Boeing Co., Advance, First Lien, 1.37% (LIBOR03M+125bps), 2/6/22 (a) (c)	$1,157	$1,155
The E.W. Scripps Co., Term Loan B3, First Lien, 3.75% (LIBOR01M+300bps), 12/15/27 (a)	933	929
UKG, Inc., 2021 Incremental Term Loans, First Lien, 4.00% (LIBOR03M+325bps), 5/3/26 (a)	1,490	1,488
Vertical US Newco, Inc., Facility B (USD) Loan, First Lien, 4.48% (LIBOR06M+425bps), 7/31/27 (a)	989	986
VICI Properties 1 LLC, Term B Loan, First Lien, 1.84% (LIBOR01M+175bps), 12/22/24 (a) (c)	10,000	9,889
Weber-Stephen Products LLC, Initial Term B Loans, First Lien, 4.00% (LIBOR01M+325bps), 10/30/27 (a)	995	992
Western Digital Corp., Term Loan A-1, First Lien, 1.60% (LIBOR01M+150bps), 2/27/23 (a)	2,300	2,293
Whatabrands LLC, Term B Loan, First Lien, 2.84% (LIBOR01M+275bps), 8/3/26 (a)	5,416	5,403
Whatabrands LLC, TLB, First Lien, 7/21/28 (c) (k)	4,500	4,477
Total Senior Secured Loans (Cost $139,448)		139,453
Corporate Bonds (26.3%)
Communication Services (1.2%):
AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	7,000	8,376
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/1/31, Callable 7/1/25 @ 102.13 (b)	3,670	3,785
Comcast Corp., 4.20%, 8/15/34, Callable 2/15/34 @ 100	4,000	4,782
CSC Holdings LLC, 3.38%, 2/15/31, Callable 2/15/26 @ 101.69 (b)	4,500	4,275
Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38 (b)	2,500	2,484
Lamar Media Corp., 3.63%, 1/15/31, Callable 1/15/26 @ 101.81 (b)	1,500	1,483
Scripps Escrow II, Inc., 3.88%, 1/15/29, Callable 1/15/24 @ 101.94 (b) (l)	1,500	1,500
Sprint Spectrum, 3.36%, 3/20/23 (b)	375	376
Sprint Spectrum Co. LLC, 5.15%, 9/20/29 (b)	2,000	2,314
T-Mobile USA, Inc., 2.55%, 2/15/31, Callable 11/15/30 @ 100	3,000	3,089
Verizon Communications, Inc. 2.55%, 3/21/31, Callable 12/21/30 @ 100	1,000	1,040
4.50%, 8/10/33	10,000	12,190
Zayo Group Holdings, Inc., 4.00%, 3/1/27, Callable 9/7/21 @ 102 (b)	1,500	1,493
		47,187
Consumer Discretionary (2.3%):
Asbury Automotive Group, Inc., 4.75%, 3/1/30, Callable 3/1/25 @ 102.38	2,000	2,126
AutoNation, Inc., 2.40%, 8/1/31, Callable 5/1/31 @ 100	3,000	3,019
Choice Hotels International, Inc., 3.70%, 1/15/31, Callable 10/15/30 @ 100	3,000	3,300
Hilton Domestic Operating Co., Inc., 3.63%, 2/15/32, Callable 8/15/26 @ 101.81 (b)	20,500	20,452
Kohl's Corp., 3.38%, 5/1/31, Callable 2/1/31 @ 100	3,000	3,143
Lithia Motors, Inc., 3.88%, 6/1/29, Callable 6/1/24 @ 101.94 (b)	1,000	1,054
Marriott International, Inc. 4.63%, 6/15/30, Callable 3/15/30 @ 100	2,000	2,320
2.85%, 4/15/31, Callable 1/15/31 @ 100 (g)	1,333	1,368
3.50%, 10/15/32, Callable 7/15/32 @ 100	10,000	10,792

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Marriott Ownership Resorts, Inc., 4.50%, 6/15/29, Callable 6/15/24 @ 102.25 (b)	$750	$755
Murphy Oil USA, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (b)	862	861
Nordstrom, Inc., 4.25%, 8/1/31, Callable 5/1/31 @ 100	6,000	6,312
PulteGroup, Inc., 6.00%, 2/15/35	2,500	3,334
Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 4/6/31, Callable 1/6/31 @ 100 (b)	13,000	13,658
Sodexo, Inc., 2.72%, 4/16/31, Callable 1/16/31 @ 100 (b)	10,100	10,472
Sotheby's, 7.38%, 10/15/27, Callable 10/15/22 @ 103.69 (b) (l)	3,375	3,611
Vanderbilt University Medical Center, 4.17%, 7/1/37, Callable 1/1/37 @ 100	1,445	1,703
Volkswagen Group of America Finance LLC, 3.75%, 5/13/30 (b)	3,000	3,415
		91,695
Consumer Staples (0.4%):
BAT Capital Corp. 2.73%, 3/25/31, Callable 12/25/30 @ 100 (g) (l)	10,819	10,891
4.39%, 8/15/37, Callable 2/15/37 @ 100	1,000	1,099
Post Holdings, Inc., 4.50%, 9/15/31, Callable 9/15/26 @ 102.25 (b)	500	506
Smithfield Foods, Inc., 5.20%, 4/1/29, Callable 1/1/29 @ 100 (b)	3,167	3,732
		16,228
Energy (2.2%):
Boardwalk Pipelines LP 4.95%, 12/15/24, Callable 9/15/24 @ 100	4,000	4,466
4.45%, 7/15/27, Callable 4/15/27 @ 100	4,000	4,547
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (b)	4,727	5,181
Diamondback Energy, Inc., 3.13%, 3/24/31, Callable 12/24/30 @ 100	3,000	3,148
Energy Transfer Operating LP, 3.19% (LIBOR03M+302bps), 11/1/66, Callable 9/7/21 @ 100 (a)	5,000	4,112
Enterprise Products Operating LLC, 3.20%, 2/15/52, Callable 8/15/51 @ 100	2,000	2,026
EQT Midstream Partners LP, 4.13%, 12/1/26, Callable 9/1/26 @ 100	1,000	1,015
Gray Oak Pipeline LLC, 3.45%, 10/15/27, Callable 8/15/27 @ 100 (b)	3,333	3,544
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/1/28, Callable 11/1/23 @ 103.13 (b)	6,280	6,551
Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100	5,000	6,017
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (b)	15,000	16,257
National Oilwell Varco, Inc., 3.60%, 12/1/29, Callable 9/1/29 @ 100	3,000	3,194
Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	4,455	5,014
Parsley Energy LLC/Parsley Finance Corp., 5.63%, 10/15/27, Callable 10/15/22 @ 102.81 (b) (g)	3,000	3,233
Phillips 66 Partners LP, 3.55%, 10/1/26, Callable 7/1/26 @ 100	5,000	5,466
Rockies Express Pipeline LLC, 4.95%, 7/15/29, Callable 4/15/29 @ 100 (b)	1,460	1,504
Sabal Trail Transmission LLC, 4.68%, 5/1/38, Callable 11/1/37 @ 100 (b)	5,000	6,156
Transocean Pontus Ltd., 6.13%, 8/1/25, Callable 9/6/21 @ 104.59 (b) (l)	484	477
Viper Energy Partners LP, 5.38%, 11/1/27, Callable 11/1/22 @ 102.69 (b)	3,500	3,669
		85,577
Financials (8.9%):
American Equity Investment Life Holding Co., 5.00%, 6/15/27, Callable 3/15/27 @ 100	4,000	4,573
American International Group, Inc., 8.17% (LIBOR03M+420bps), 5/15/68, Callable 5/15/38 @ 100 (a)	2,000	2,946

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
AmFam Holdings, Inc., 2.81%, 3/11/31, Callable 12/11/30 @ 100 (b)	$5,000	$5,214
Ares Finance Co. III LLC, 4.13%, 6/30/51, Callable 6/30/26 @ 100 (b)	3,000	3,027
Associated Bancorp, 4.25%, 1/15/25, Callable 10/15/24 @ 100	10,000	10,881
Assurant, Inc., 2.65%, 1/15/32, Callable 10/15/31 @ 100	3,000	3,035
Athene Global Funding, 2.67%, 6/7/31 (b)	5,000	5,179
Athene Holding Ltd., 6.15%, 4/3/30, Callable 1/3/30 @ 100	3,000	3,850
Banc of California, Inc., 5.25%, 4/15/25, Callable 1/15/25 @ 100	10,000	10,537
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (a)	4,286	4,534
Bank of America Corp. 2.69% (SOFR+110bps), 4/22/32, Callable 4/22/31 @ 100 (a) (g)	1,000	1,044
2.30% (SOFR+122bps), 7/21/32, Callable 7/21/31 @ 100 (a)	5,000	5,046
BankUnited, Inc. 4.88%, 11/17/25, Callable 8/17/25 @ 100	5,000	5,724
5.13%, 6/11/30, Callable 3/11/30 @ 100	2,000	2,358
Blue Owl Finance LLC, 3.13%, 6/10/31, Callable 3/10/31 @ 100 (b)	5,000	5,066
BOKF Merger Corp., 5.62% (LIBOR03M+317bps), 6/25/30, Callable 6/25/25 @ 100 (a)	4,750	5,067
Capital One Financial Corp., 2.36% (SOFR+134bps), 7/29/32, Callable 7/29/31 @ 100 (a)	5,000	5,046
Citizens Financial Group, Inc. 4.15%, 9/28/22 (b)	7,000	7,256
2.64%, 9/30/32, Callable 7/2/32 @ 100	5,500	5,625
Compeer Financial FLCA/Compeer Financial PCA, 3.38% (SOFR+197bps), 6/1/36, Callable 6/1/31 @ 100 (a) (b)	978	973
Cullen/Frost Bankers, Inc., 4.50%, 3/17/27, Callable 2/17/27 @ 100 (l)	2,000	2,283
DAE Funding LLC, 4.50%, 8/1/22 (b)	1,898	1,898
Eagle Bancorp, Inc., 5.00% (LIBOR03M+385bps), 8/1/26 (a)	10,000	10,000
First Citizens BancShares, Inc., 3.38% (SOFR+247bps), 3/15/30, Callable 3/15/25 @ 100 (a)	3,000	3,081
First Financial Bancorp, 5.13%, 8/25/25	5,000	4,919
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	3,000	3,747
First Midwest Bancorp, Inc., 5.88%, 9/29/26, Callable 8/29/26 @ 100	5,000	5,878
FirstMerit Bank NA, 4.27%, 11/25/26	5,000	5,702
FNB Corp., 2.20%, 2/24/23, Callable 1/24/23 @ 100	1,175	1,195
Fulton Financial Corp., 4.50%, 11/15/24 (l)	4,759	5,290
Glencore Funding LLC, 2.50%, 9/1/30, Callable 6/1/30 @ 100 (b)	3,000	3,023
Global Atlantic Fin Co., 4.70% (H15T5Y+380bps), 10/15/51, Callable 7/15/26 @ 100 (a) (b) (l)	2,000	2,035
Global Atlantic Financial Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (b)	2,472	2,765
Hilltop Holdings, Inc., 5.00%, 4/15/25, Callable 1/15/25 @ 100	5,000	5,319
ILFC E-Capital Trust I, 3.66%, 12/21/65, Callable 9/7/21 @ 100 (b)	6,225	5,124
JPMorgan Chase & Co., 2.96% (SOFR+252bps), 5/13/31, Callable 5/13/30 @ 100 (a) (g)	10,601	11,249
Kemper Corp., 4.35%, 2/15/25, Callable 11/15/24 @ 100	5,000	5,494
KeyBank NA, 3.90%, 4/13/29	4,000	4,551
KeyCorp Capital II, 6.88%, 3/17/29 (l)	750	908
Level 3 Financing, Inc. 3.63%, 1/15/29, Callable 1/15/24 @ 101.81 (b)	2,000	1,945
3.75%, 7/15/29, Callable 1/15/24 @ 101.88 (b)	1,500	1,470

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Lincoln National Corp., 2.51% (LIBOR03M+236bps), 5/17/66, Callable 8/23/21 @ 100 (a)	$5,018	$4,494
Main Street Capital Corp., 3.00%, 7/14/26, Callable 6/14/26 @ 100	3,000	3,107
MB Financial Bank NA, 4.00% (LIBOR03M+187bps), 12/1/27, Callable 12/1/22 @ 100 (a)	7,717	7,962
Mercury General Corp., 4.40%, 3/15/27, Callable 12/15/26 @ 100	5,350	6,088
MetLife, Inc., 9.25%, 4/8/68, Callable 4/8/33 @ 100 (b) (l)	5,000	7,648
Morgan Stanley, 1.93% (SOFR+102bps), 4/28/32, MTN, Callable 4/28/31 @ 100 (a)	3,000	2,945
Nationwide Mutual Insurance Co., 2.41% (LIBOR03M+229bps), 12/15/24, Callable 9/7/21 @ 100 (a) (b)	10,235	10,216
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (a) (l)	4,000	4,343
New York Life Global Funding, 1.85%, 8/1/31 (b) (c)	7,000	7,028
OneBeacon U.S. Holdings, Inc., 4.60%, 11/9/22 (l)	10,025	10,496
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 5/15/29, Callable 5/15/24 @ 102.44 (b)	500	513
People's United Bank NA, 4.00%, 7/15/24, Callable 4/16/24 @ 100	9,000	9,658
Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100 (b) (l)	1,750	2,027
PPL Capital Funding, Inc., 2.81% (LIBOR03M+267bps), 3/30/67, Callable 9/7/21 @ 100 (a)	4,000	3,915
Prudential Financial, Inc., 5.87% (LIBOR03M+418bps), 9/15/42, Callable 9/15/22 @ 100 (a)	3,000	3,162
Regions Financial Corp., 5.75% (H15T5Y+543bps), Callable 6/15/25 @ 100 (a) (h) (l)	1,000	1,118
Santander Holdings USA, Inc., 4.40%, 7/13/27, Callable 4/14/27 @ 100	6,318	7,150
SL Green Operating Partnership LP, 3.25%, 10/15/22, Callable 9/15/22 @ 100	4,444	4,575
TCF National Bank 4.60%, 2/27/25	5,000	5,390
4.13% (LIBOR03M+238bps), 7/2/29, Callable 7/2/24 @ 100 (a)	5,000	5,272
Texas Capital Bancshares, Inc., 4.00% (H15T5Y+315bps), 5/6/31, Callable 5/6/26 @ 100 (a)	4,000	4,159
Texas Capital Bank NA, 5.25%, 1/31/26	10,225	11,170
The Allstate Corp., 5.75% (LIBOR03M+294bps), 8/15/53, Callable 8/15/23 @ 100 (a)	7,000	7,595
The Hartford Financial Services Group, Inc., 2.28% (LIBOR03M+213bps), 2/12/67, Callable 9/7/21 @ 100 (a) (b)	7,500	7,212
TIAA FSB Holdings, Inc., 5.75%, 7/2/25, Callable 6/2/25 @ 100	10,000	10,773
Towne Bank, 4.50% (LIBOR03M+255bps), 7/30/27, Callable 7/30/22 @ 100 (a)	4,643	4,598
Truist Bank, 0.83% (LIBOR03M+67bps), 5/15/27, Callable 9/7/21 @ 100 (a)	5,000	4,870
Truist Financial Corp., 5.10% (H15T10Y+435bps), Callable 3/1/30 @ 100 (a) (h)	4,000	4,603
Wells Fargo & Co., 3.90% (H15T5Y+3bps), Callable 3/15/26 @ 100 (a) (h)	2,000	2,077
Wintrust Financial Corp., 5.00%, 6/13/24	3,500	3,681
		352,702
Health Care (1.9%):
AbbVie, Inc., 3.20%, 11/21/29, Callable 8/21/29 @ 100 (l)	2,000	2,200
Bausch Health Cos., Inc., 5.00%, 2/15/29, Callable 2/15/24 @ 102.5 (b)	500	472

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Bayer U.S. Finance II LLC 2.85%, 4/15/25, Callable 1/15/25 @ 100 (b)	$4,405	$4,594
4.63%, 6/25/38, Callable 12/25/37 @ 100 (b)	5,000	6,071
Baylor Scott & White Holdings, 2.65%, 11/15/26, Callable 8/15/26 @ 100	5,000	5,297
Bon Secours Charity Health System, Inc., 5.25%, 11/1/25	5,000	5,678
Boston Medical Center Corp., 3.91%, 7/1/28	3,000	3,381
Centene Corp. 2.50%, 3/1/31, Callable 12/1/30 @ 100	1,929	1,931
2.63%, 8/1/31, Callable 5/1/31 @ 100 (c)	1,000	1,007
CHS/Community Health System, Inc., 4.75%, 2/15/31, Callable 2/15/26 @ 102.38 (b) (l)	500	508
CVS Health Corp., 4.88%, 7/20/35, Callable 1/20/35 @ 100	5,000	6,217
CVS Pass-Through Trust, 5.93%, 1/10/34 (b)	7,177	8,734
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	1,500	1,626
Eastern Maine Healthcare Systems, 3.71%, 7/1/26	12,555	13,086
Fresenius Medical Care U.S. Finance III, Inc., 3.75%, 6/15/29, Callable 3/15/29 @ 100 (b)	3,000	3,305
Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63 (b)	1,532	1,547
Illumina, Inc., 2.55%, 3/23/31, Callable 12/23/30 @ 100	3,000	3,103
Laboratory Corp. of America Holdings, 2.70%, 6/1/31, Callable 3/1/31 @ 100	3,000	3,127
Mednax, Inc., 6.25%, 1/15/27, Callable 1/15/22 @ 104.69 (b)	1,000	1,055
Prestige Brands, Inc., 3.75%, 4/1/31, Callable 4/1/26 @ 101.88 (b)	1,500	1,487
		74,426
Industrials (4.3%):
Acuity Brands Lighting, Inc., 2.15%, 12/15/30, Callable 9/15/30 @ 100	1,000	1,003
Air Lease Corp. 3.63%, 12/1/27, Callable 9/1/27 @ 100	5,000	5,441
3.13%, 12/1/30, Callable 9/1/30 @ 100	2,500	2,597
Aircastle Ltd., 4.25%, 6/15/26, Callable 4/15/26 @ 100	5,000	5,509
Alaska Airlines Pass Through Trust 8.00%, 2/15/27 (b)	4,520	5,041
4.80%, 2/15/29 (b)	5,765	6,391
American Airlines Pass Through Trust 4.00%, 1/15/27	4,747	4,604
3.60%, 4/15/31	1,675	1,611
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29 (b)	2,500	2,703
Ashtead Capital, Inc. 5.25%, 8/1/26, Callable 8/13/21 @ 103.94 (b)	2,500	2,600
4.25%, 11/1/29, Callable 11/1/24 @ 102.13 (b)	1,615	1,754
Aviation Capital Group LLC, 5.50%, 12/15/24, Callable 11/15/24 @ 100 (b)	5,000	5,668
British Airways Pass Through Trust 4.63%, 12/20/25 (b)	8,455	8,873
3.35%, 12/15/30 (b)	2,239	2,237
CoStar Group, Inc., 2.80%, 7/15/30, Callable 4/15/30 @ 100 (b)	3,000	3,095
Delta Air Lines Pass Through Trust, 2.50%, 12/10/29	4,548	4,611
Delta Air Lines, Inc./Skymiles IP Ltd., 4.75%, 10/20/28 (b)	5,032	5,636
FedEx Corp., 3.90%, 2/1/35	5,000	5,843
GXO Logistics, Inc., 2.65%, 7/15/31, Callable 4/15/31 @ 100 (b)	8,500	8,538
Hawaiian Airlines Pass Through Certificates, 3.90%, 7/15/27	5,981	5,862
JetBlue Pass Through Trust, 7.75%, 5/15/30	4,739	5,602

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Lincoln Center for the Performing Arts, Inc., 3.71%, 12/1/35, Callable 9/1/35 @ 100	$1,475	$1,683
Molex Electronic Technologies LLC, 3.90%, 4/15/25, Callable 1/15/25 @ 100 (b)	5,000	5,294
Southwest Airlines Co., 5.13%, 6/15/27, Callable 4/15/27 @ 100	2,000	2,367
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 9/20/25, Callable 9/20/23 @ 104 (b)	1,424	1,605
Teledyne Technologies, Inc., 2.75%, 4/1/31, Callable 1/1/31 @ 100	1,500	1,577
The Boeing Co. 5.15%, 5/1/30, Callable 2/1/30 @ 100 (g)	13,000	15,477
3.63%, 2/1/31, Callable 11/1/30 @ 100	8,000	8,718
5.81%, 5/1/50, Callable 11/1/49 @ 100	3,000	4,088
The Timken Co., 4.50%, 12/15/28, Callable 9/15/28 @ 100	3,658	4,156
U.S. Airways Pass Through Trust 6.25%, 10/22/24	1,772	1,810
7.13%, 4/22/25	1,208	1,280
3.95%, 5/15/27	5,453	5,468
United Airlines Pass Through Trust 4.63%, 3/3/24	3,429	3,501
4.15%, 10/11/25	6,669	7,065
4.30%, 2/15/27	3,389	3,631
3.50%, 11/1/29	4,479	4,433
United Rentals North America, Inc., 3.88%, 2/15/31, Callable 8/15/25 @ 101.94	2,570	2,645
		170,017
Information Technology (0.5%):
Apple, Inc., 2.40%, 8/20/50, Callable 6/20/50 @ 100	3,000	2,843
Broadcom, Inc., 2.60%, 2/15/33, Callable 11/15/32 @ 100 (b)	3,000	2,989
Dell International LLC/EMC Corp., 5.30%, 10/1/29, Callable 7/1/29 @ 100	3,000	3,672
Oracle Corp., 2.88%, 3/25/31, Callable 12/25/30 @ 100	3,000	3,172
Skyworks Solutions, Inc., 3.00%, 6/1/31, Callable 3/1/31 @ 100	1,000	1,047
Square, Inc., 3.50%, 6/1/31, Callable 3/1/31 @ 100 (b)	333	346
Switch Ltd., 3.75%, 9/15/28, Callable 9/15/23 @ 101.88 (b)	1,424	1,456
Twilio, Inc., 3.63%, 3/15/29, Callable 3/15/24 @ 101.81	500	514
VMware, Inc., 3.90%, 8/21/27, Callable 5/21/27 @ 100	3,000	3,378
		19,417
Materials (0.8%):
Amcor Flexibles North America, Inc., 2.69%, 5/25/31, Callable 2/25/31 @ 100	4,000	4,177
Cabot Corp., 4.00%, 7/1/29, Callable 4/1/29 @ 100	3,000	3,309
Eagle Materials, Inc., 2.50%, 7/1/31, Callable 4/1/31 @ 100	18,117	18,292
Reliance Steel & Aluminum Co., 2.15%, 8/15/30, Callable 5/15/30 @ 100	1,500	1,499
WRKCo, Inc., 3.00%, 6/15/33, Callable 3/15/33 @ 100 (g)	2,500	2,676
		29,953
Real Estate (2.2%):
Boston Properties LP, 2.55%, 4/1/32, Callable 1/1/32 @ 100	10,500	10,786
CBRE Services, Inc., 2.50%, 4/1/31, Callable 1/1/31 @ 100	3,000	3,081
Columbia Property Trust Operating Partnership, 3.65%, 8/15/26, Callable 5/15/26 @ 100	6,500	6,937

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Crown Castle International Corp. 3.30%, 7/1/30, Callable 4/1/30 @ 100	$2,000	$2,179
2.90%, 4/1/41, Callable 10/1/40 @ 100	2,000	1,975
Federal Realty Investment Trust, 3.50%, 6/1/30, Callable 3/1/30 @ 100	3,000	3,338
GLP Capital LP/GLP Financing II, Inc., 4.00%, 1/15/30, Callable 10/15/29 @ 100	4,476	4,888
Host Hotels & Resorts LP, 3.50%, 9/15/30, Callable 6/15/30 @ 100	7,143	7,593
Hudson Pacific Properties LP, 3.95%, 11/1/27, Callable 8/1/27 @ 100	5,000	5,546
Keenan Development Associates of Tennessee LLC (INS — XL Capital Assurance), 5.02%, 7/15/28 (b)	313	330
Kilroy Realty LP, 2.50%, 11/15/32, Callable 8/15/32 @ 100	6,500	6,551
Nationwide Health Properties, Inc., 6.90%, 10/1/37, MTN	2,000	2,623
Office Properties Income Trust, 4.00%, 7/15/22, Callable 6/15/22 @ 100	5,000	5,148
RHP Hotel Properties, LP/RHP Finance Corp., 4.50%, 2/15/29, Callable 2/15/24 @ 102.25 (b)	2,000	2,020
RLJ Lodging Trust LP, 3.75%, 7/1/26, Callable 7/1/23 @ 101.88 (b) (l)	1,000	1,013
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	3,000	3,404
SBA Communications Corp., 3.13%, 2/1/29, Callable 2/1/24 @ 101.56 (b)	6,000	5,896
SBA Tower Trust, 2.33%, 7/15/52, Callable 7/15/26 @ 100 (b)	3,000	3,144
Sun Communities Operating LP, 2.70%, 7/15/31, Callable 4/15/31 @ 100	3,000	3,074
The Howard Hughes Corp., 4.38%, 2/1/31, Callable 2/1/26 @ 102.19 (b)	2,500	2,494
Vornado Realty LP, 3.40%, 6/1/31, Callable 3/1/31 @ 100	4,000	4,208
		86,228
Utilities (1.6%):
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @ 100	1,500	1,672
Duke Energy Corp., 2.55%, 6/15/31, Callable 3/15/31 @ 100	5,000	5,171
Duquesne Light Holdings, Inc. 5.90%, 12/1/21 (b)	2,500	2,542
3.62%, 8/1/27, Callable 5/1/27 @ 100 (b)	2,150	2,357
2.78%, 1/7/32, Callable 10/7/31 @ 100 (b)	2,333	2,394
Entergy Corp. 2.80%, 6/15/30, Callable 3/15/30 @ 100	3,000	3,182
2.40%, 6/15/31, Callable 3/5/31 @ 100	3,000	3,063
ITC Holdings Corp., 3.35%, 11/15/27, Callable 8/15/27 @ 100	1,000	1,102
Jersey Central Power & Light Co., 2.75%, 3/1/32, Callable 12/1/31 @ 100 (b)	5,000	5,238
National Fuel Gas Co., 3.95%, 9/15/27, Callable 6/15/27 @ 100	4,000	4,358
NRG Energy, Inc. 2.45%, 12/2/27, Callable 10/2/27 @ 100 (b)	6,300	6,438
4.45%, 6/15/29, Callable 3/15/29 @ 100 (b)	3,907	4,404
South Jersey Industries, Inc., 5.02%, 4/15/31	3,000	3,285
Spire, Inc., 3.54%, 2/27/24, Callable 12/27/23 @ 100	2,270	2,344
The Cleveland Electric Illuminating Co., 4.55%, 11/15/30, Callable 8/15/30 @ 100 (b)	3,000	3,562
Vistra Operations Co. LLC 3.70%, 1/30/27, Callable 11/30/26 @ 100 (b)	3,000	3,217
4.30%, 7/15/29, Callable 4/15/29 @ 100 (b)	6,397	7,003
WEC Energy Group, Inc., 2.27% (LIBOR03M+211bps), 5/15/67, Callable 9/7/21 @ 100 (a)	3,500	3,308
		64,640
Total Corporate Bonds (Cost $962,393)		1,038,070

See notes to financial statements.

28

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Yankee Dollars (4.5%)
Consumer Discretionary (0.3%):
Ascot Group Ltd., 4.25%, 12/15/30, Callable 12/15/25 @ 100 (b) (l)	$2,454	$2,596
Genm Capital Labuan Ltd., 3.88%, 4/19/31, Callable 1/19/31 @ 100 (b)	5,000	5,030
IHO Verwaltungs GmbH PIK, 6.38%, 5/15/29, Callable 5/15/24 @ 103.19 (b) (m)	1,285	1,400
Mattamy Group Corp., 4.63%, 3/1/30, Callable 3/1/25 @ 102.31 (b)	1,000	1,033
Nemak SAB de CV, 3.63%, 6/28/31, Callable 3/28/31 @ 100 (b)	2,539	2,540
		12,599
Consumer Staples (0.4%):
Alimentation Couche-Tard, Inc., 3.44%, 5/13/41, Callable 11/13/40 @ 100 (b)	3,000	3,176
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42	4,000	4,462
Bacardi Ltd., 2.75%, 7/15/26, Callable 4/15/26 @ 100 (b)	3,000	3,162
Becle SAB de CV, 3.75%, 5/13/25 (b)	4,000	4,354
		15,154
Energy (0.1%):
Canadian Natural Resources Ltd., 2.95%, 7/15/30, Callable 4/15/30 @ 100	1,000	1,048
Equinor ASA, 3.13%, 4/6/30, Callable 1/6/30 @ 100	1,000	1,107
Transocean Sentry Ltd., 5.38%, 5/15/23, Callable 9/6/21 @ 102.67 (b) (l)	1,378	1,318
		3,473
Financials (2.3%):
ABN AMRO Bank NV, 4.75%, 7/28/25 (b)	5,000	5,634
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25, Callable 7/29/25 @ 100	5,000	5,517
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (b)	2,143	2,418
Banco Santander SA, 2.96%, 3/25/31	3,000	3,141
Bank of Montreal, 3.80% (USSW5+143bps), 12/15/32, Callable 12/15/27 @ 100 (a)	3,750	4,166
BNP Paribas, 2.87% (SOFR+1bps), 4/19/32, Callable 4/19/31 @ 100 (a) (b)	3,000	3,122
BNP Paribas SA, 4.63%, 3/13/27 (b)	3,000	3,411
BP Capital Markets PLC, 4.38% (H15T5Y+404bps), Callable 6/22/25 @ 100 (a) (h)	5,000	5,348
Brookfield Finance I UK PLC, 2.34%, 1/30/32, Callable 10/30/31 @ 100	3,000	3,031
Brookfield Finance, Inc., 2.72%, 4/15/31, Callable 1/15/31 @ 100	3,000	3,152
Credit Suisse Group AG 4.19% (SOFR+373bps), 4/1/31, Callable 4/1/30 @ 100 (a) (b)	3,000	3,423
3.09% (SOFR+173bps), 5/14/32, Callable 5/14/31 @ 100 (a) (b)	5,000	5,230
Danske Bank A/S, 3.24% (LIBOR03M+159bps), 12/20/25, Callable 12/20/24 @ 100 (a) (b)	3,500	3,732
Deutsche Bank AG/New York, 3.03% (SOFR+172bps), 5/28/32, Callable 5/28/31 @ 100 (a)	3,000	3,102
Element Fleet Management Corp., 3.85%, 6/15/25, Callable 5/15/25 @ 100 (b)	3,000	3,255
Enel Finance International NV, 2.25%, 7/12/31, Callable 4/12/31 @ 100 (b)	3,000	3,040
HSBC Holdings PLC, 3.90%, 5/25/26	3,000	3,343
JAB Holdings BV, 3.75%, 5/28/51, Callable 11/28/50 @ 100 (b)	1,500	1,666
Lloyds Banking Group PLC, 3.57% (LIBOR03M+121bps), 11/7/28, Callable 11/7/27 @ 100 (a)	3,500	3,853

See notes to financial statements.

29

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Macquarie Bank Ltd., 3.05% (H15T5Y+170bps), 3/3/36, Callable 3/3/31 @ 100 (a) (b)	$4,000	$4,042
Nationwide Building Society, 4.00%, 9/14/26 (b)	3,000	3,337
Natwest Group PLC, 3.07% (H15T1Y+255bps), 5/22/28, Callable 5/22/27 @ 100 (a)	3,000	3,207
Nomura Holdings, Inc., 2.61%, 7/14/31	3,000	3,045
Santander UK Group Holdings PLC, 2.90% (SOFR+148bps), 3/15/32, Callable 3/15/31 @ 100 (a)	1,000	1,047
Standard Chartered PLC, 4.87% (LIBOR03M+197bps), 3/15/33, Callable 3/15/28 @ 100 (a) (b)	4,000	4,460
Westpac Banking Corp., 4.11% (H15T5Y+200bps), 7/24/34, Callable 7/24/29 @ 100 (a)	3,000	3,336
		92,058
Health Care (0.1%):
Endo Luxembourg Finance Co. I Sarl / ENDO US, Inc., 6.13%, 4/1/29, Callable 4/1/24 @ 104.59 (b)	1,250	1,242
Royalty Pharma PLC, 2.20%, 9/2/30, Callable 6/2/30 @ 100 (b)	1,333	1,327
STERIS Irish FinCo Unlimited Co., 2.70%, 3/15/31, Callable 12/15/30 @ 100	3,000	3,112
		5,681
Industrials (0.9%):
Air Canada Pass Through Trust 3.88%, 9/15/24 (b)	5,857	5,922
4.13%, 11/15/26 (b)	11,244	11,512
3.75%, 6/15/29 (b)	4,553	4,692
Ashtead Capital, Inc., 4.13%, 8/15/25, Callable 8/18/21 @ 102.06 (b)	2,500	2,554
Avolon Holdings Funding Ltd., 3.25%, 2/15/27, Callable 12/15/26 @ 100 (b)	2,550	2,679
BAE Systems PLC, 3.40%, 4/15/30, Callable 1/15/30 @ 100 (b)	3,000	3,317
Rolls-Royce PLC, 5.75%, 10/15/27, Callable 7/15/27 @ 100 (b)	1,333	1,460
Sydney Airport Finance Co. Pty Ltd., 3.63%, 4/28/26, Callable 1/28/26 @ 100 (b)	2,000	2,174
		34,310
Materials (0.2%):
Teck Resources Ltd. 3.75%, 2/1/23, Callable 11/1/22 @ 100	5,000	5,145
6.13%, 10/1/35	3,000	3,948
		9,093
Sovereign Bond (0.1%):
Bermuda Government International Bond, 2.38%, 8/20/30, Callable 5/20/30 @ 100 (b)	3,000	3,016
Korea International Bond, 1.00%, 9/16/30 (l)	1,000	966
United Mexico States, 4.28%, 8/14/41, Callable 2/14/41 @ 100	1,000	1,060
		5,042
Utilities (0.1%):
Empresa Electrica Cochrane SpA, 5.50%, 5/14/27 (b)	2,130	2,117
Total Yankee Dollars (Cost $168,731)		179,527

See notes to financial statements.

30

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (4.6%)
Alabama (0.0%): (n)
Auburn University Revenue, Series C, 1.85%, 6/1/31, Continuously Callable @100	$750	$765
City of Trussville AL, GO, Series B, 1.78%, 10/1/31, Continuously Callable @100	1,000	1,006
		1,771
Arizona (0.2%):
City of Phoenix Civic Improvement Corp. Revenue 2.37%, 7/1/25	1,500	1,567
1.59%, 7/1/29	2,000	2,018
1.84%, 7/1/31, Continuously Callable @100	1,000	1,010
The University of Arizona Revenue, Series A, 1.82%, 6/1/30	3,070	3,155
		7,750
California (0.2%):
City of Los Angeles Department of Airports Revenue, Series C, 1.96%, 5/15/33, Continuously Callable @100	675	667
San Jose Redevelopment Agency Successor Agency Tax Allocation, Series A-T, 3.23%, 8/1/27	5,000	5,553
		6,220
Colorado (0.2%):
City & County of Denver Co. Airport System Revenue, Series C, 2.52%, 11/15/32, Continuously Callable @100	5,000	5,275
Park Creek Metropolitan District Revenue Series B, 2.89%, 12/1/27	660	711
Series B, 2.99%, 12/1/28	1,000	1,083
		7,069
Connecticut (0.0%): (n)
State of Connecticut, GO, Series A, 2.42%, 7/1/27	1,000	1,067
District of Columbia (0.0%): (n)
District of Columbia Revenue 2.25%, 4/1/27	800	824
2.68%, 4/1/31	1,500	1,550
		2,374
Florida (0.1%):
City of Gainesville Florida Revenue, 2.04%, 10/1/30	2,500	2,554
County of Miami-Dade Florida Aviation Revenue, Series B, 2.61%, 10/1/32, Continuously Callable @100	1,000	1,052
		3,606
Hawaii (0.4%):
State of Hawaii Department of Business Economic Development & Tourism Revenue, Series A2, 3.24%, 1/1/31	13,098	14,148

See notes to financial statements.

31

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Illinois (0.1%):
Chicago O'Hare International Airport Revenue, Series D, 2.45%, 1/1/31	$2,000	$2,088
Chicago Transit Authority Sales Tax Receipts Fund Revenue, Series B, 3.10%, 12/1/30	750	811
Illinois Finance Authority Revenue, 5.45%, 8/1/38	1,500	1,723
		4,622
Indiana (0.1%):
Indiana Finance Authority Revenue 3.08%, 9/15/27	1,130	1,124
3.18%, 9/15/28	1,000	992
		2,116
Louisiana (0.0%): (n)
Louisiana Public Facilities Authority Revenue, 2.28%, 6/1/30	1,750	1,806
Maryland (0.4%):
Maryland Economic Development Corp. Revenue Series B, 4.05%, 6/1/27	2,295	2,436
Series B, 4.15%, 6/1/28	2,390	2,554
Series B, 4.25%, 6/1/29	2,490	2,684
Series B, 4.35%, 6/1/30	1,330	1,446
Series B, 4.40%, 6/1/31	1,385	1,517
Maryland Stadium Authority Revenue Series C, 1.76%, 5/1/27	1,715	1,760
Series C, 1.91%, 5/1/28	4,770	4,903
		17,300
Massachusetts (0.1%):
Massachusetts Development Finance Agency Revenue, Series B, 4.00%, 6/1/24	465	479
Massachusetts State College Building Authority Revenue, Series A, 1.80%, 5/1/29	3,000	3,077
		3,556
Michigan (0.1%):
Michigan Finance Authority Revenue, 2.95%, 12/1/30	2,500	2,730
New Jersey (0.6%):
City of Atlantic, GO Series A, 4.23%, 9/1/25	2,525	2,702
Series A, 4.29%, 9/1/26	2,410	2,608
New Jersey Economic Development Authority Revenue Series C, 5.71%, 6/15/30	2,500	3,048
Series NNN, 3.47%, 6/15/27	5,000	5,341
New Jersey Transportation Trust Fund Authority Revenue, Build America Bond, Series C, 5.75%, 12/15/28	3,000	3,654
Rutgers The State University of New Jersey Revenue, Series S, 1.76%, 5/1/29	2,000	2,022
South Jersey Transportation Authority Revenue Series B, 3.12%, 11/1/26	450	465
Series B, 3.36%, 11/1/28	1,375	1,433
		21,273

See notes to financial statements.

32

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York (0.4%):
Metropolitan Transportation Authority Revenue, Build America Bond, 6.73%, 11/15/30	$5,000	$6,498
New York City Industrial Development Agency Revenue 2.68%, 3/1/33	1,000	1,014
2.34%, 1/1/35	1,000	1,003
2.44%, 1/1/36	1,250	1,258
New York State Dormitory Authority Revenue, Series A, 2.01%, 7/1/28	750	772
New York State Thruway Authority Revenue, 2.50%, 1/1/27	1,200	1,278
New York Transportation Development Corp. Revenue, 1.36%, 12/1/21	1,250	1,252
State of New York Mortgage Agency Revenue, 4.20%, 10/1/27, Continuously Callable @100	2,920	2,933
		16,008
North Carolina (0.0%): (n)
City of Winston-Salem NC Revenue, Series B, 2.64%, 6/1/29	1,140	1,253
Ohio (0.1%):
City of Cleveland Airport System Revenue, Series A, 2.69%, 1/1/27	5,000	5,307
Oklahoma (0.3%):
Oklahoma Development Finance Authority Revenue, Series C, 5.45%, 8/15/28	7,951	8,980
The University of Oklahoma Revenue, Series C, 2.45%, 7/1/32, Continuously Callable @100	1,200	1,254
		10,234
Oregon (0.0%): (n)
Medford Hospital Facilities Authority Revenue, Series B, 1.88%, 8/15/25	500	510
Pennsylvania (0.4%):
City of Bethlehem, GO (NBGA — Federal Agricultural Mortgage Corporation) Series A, 2.46%, 10/1/26	2,570	2,714
Series A, 2.55%, 10/1/27	2,655	2,810
City of Philadelphia PA Water & Wastewater Revenue Series B, 1.73%, 11/1/28	1,000	1,013
Series B, 1.88%, 11/1/29	1,000	1,016
City of Philadelphia, GO, Series A, 2.71%, 7/15/29	1,000	1,074
City of Pittsburgh PA, GO Series B, 1.62%, 9/1/29	1,570	1,578
Series B, 1.80%, 9/1/31, Continuously Callable @100	1,200	1,205
Pennsylvania Economic Development Financing Authority Revenue 2.62%, 3/1/29	1,855	1,889
Series B, 3.20%, 11/15/27	1,000	1,106
Public Parking Authority of Pittsburgh Revenue, 2.23%, 12/1/28	730	750
		15,155
South Dakota (0.1%):
South Dakota Health & Educational Facilities Authority Revenue Series B, 2.59%, 7/1/25	1,000	1,049
Series B, 2.80%, 7/1/26	2,735	2,902
		3,951

See notes to financial statements.

33

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Tennessee (0.1%):
Metropolitan Government Nashville & Davidson County Sports Authority Revenue, Series C, 2.45%, 8/1/32, Continuously Callable @100	$1,500	$1,555
State of Tennessee, GO, Series B, 1.83%, 11/1/33, Continuously Callable @100	3,000	3,064
		4,619
Texas (0.5%):
Central Texas Regional Mobility Authority Revenue, Series C, 2.19%, 1/1/29	855	849
City of Dallas TX Waterworks & Sewer System Revenue, 1.50%, 10/1/27	850	863
City of Houston TX Airport System Revenue, Series C, 2.39%, 7/1/31, Continuously Callable @100	2,000	2,075
Dallas/Fort Worth International Airport Revenue, 2.25%, 11/1/31, Continuously Callable @100	2,585	2,666
Gainesville Hospital District, GO, 4.56%, 8/15/21	1,480	1,481
Harris County Cultural Education Facilities Finance Corp. Revenue 2.36%, 11/15/26	1,250	1,298
2.79%, 11/15/29	1,385	1,452
Series B, 1.27%, 7/1/25	850	860
Series B, 2.71%, 5/15/27	1,600	1,713
Series B, 2.76%, 5/15/28	2,000	2,143
Series B, 2.30%, 7/1/35	500	494
Tarrant County Cultural Education Facilities Finance Corp. Revenue, 2.41%, 9/1/31, Continuously Callable @100	1,000	1,018
Texas State University System Revenue, Series B, 2.54%, 3/15/28	2,775	2,975
Uptown Development Authority Tax Allocation, Series B, 2.68%, 9/1/32, Continuously Callable @100	400	415
Waco Educational Finance Corp. Revenue, 1.79%, 3/1/29	1,500	1,526
		21,828
Washington (0.0%): (n)
Port of Seattle WA Revenue, Series D, 2.04%, 8/1/30	1,130	1,156
Wisconsin (0.2%):
State of Wisconsin Revenue, Series A, 2.35%, 5/1/29	6,000	6,377
Total Municipal Bonds (Cost $172,608)		183,806
U.S. Government Agency Mortgages (2.5%)
Federal Home Loan Mortgage Corp. Series K017, Class X1, 1.28%, 12/25/21 (e) (f)	19,981	52
Series K019, Class X1, 1.58%, 3/25/22 (e) (f)	18,289	124
Series K023, Class X1, 1.21%, 8/25/22 (e) (f)	62,930	679
Series K025, Class X1, 0.79%, 10/25/22 (e) (f)	61,391	512
Series K099, Class A2, 2.60%, 9/25/29	10,000	10,938
Series K102, Class A2, 2.54%, 10/25/29	4,000	4,362
5.50%, 4/1/36	43	49
		16,716
Federal National Mortgage Association Series M7, Class A2, 2.96%, 2/25/27 (e)	2,500	2,731
2.50%, 7/1/27-11/1/34 (g)	11,385	11,935
3.50%, 9/1/47-2/1/50	25,105	26,659

See notes to financial statements.

34

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
3.50%, 3/1/48-9/1/49 (g)	$13,861	$14,672
4.00%, 1/1/49-2/1/50	19,707	21,037
4.00%, 8/1/49 (g)	3,032	3,237
		80,271
Total U.S. Government Agency Mortgages (Cost $95,425)		96,987
U.S. Treasury Obligations (21.1%)
U.S. Treasury Bonds 1.13%, 5/15/40 (g)	65,000	58,104
2.50%, 2/15/45 (g)	33,000	36,914
3.38%, 11/15/48 (g)	35,000	46,238
1.25%, 5/15/50 (g)	25,500	21,711
U.S. Treasury Inflation Indexed Bonds 0.13%, 7/15/30	39,363	44,778
0.13%, 1/15/31	20,677	23,439
0.25%, 2/15/50	31,404	37,030
U.S. Treasury Notes 0.38%, 11/30/25	50,000	49,523
2.38%, 5/15/27 (g)	30,000	32,653
0.38%, 7/31/27	52,000	50,562
0.63%, 11/30/27	39,000	38,318
0.75%, 1/31/28	45,000	44,476
1.13%, 2/29/28	40,000	40,475
1.25%, 3/31/28	53,000	54,002
1.63%, 8/15/29 (g)	105,000	109,315
0.63%, 8/15/30	38,000	36,177
0.88%, 11/15/30	40,000	38,863
1.13%, 2/15/31	46,000	45,626
1.63%, 5/15/31	22,500	23,326
Total U.S. Treasury Obligations (Cost $811,774)		831,530
Commercial Paper (8.5%)
Aviation Capital Group LLC 0.12%, 8/2/21 (b) (o)	15,600	15,600
0.11%, 8/3/21 (b) (o)	8,500	8,500
0.12%, 8/23/21 (b) (o)	10,000	9,999
Crown Castle International Corp., 0.37%, 8/11/21 (b) (o)	23,500	23,497
Enable Midstream Partners LP, 0.46%, 8/2/21 (b) (o)	13,100	13,100
Enbridge US, Inc., 0.15%, 8/25/21 (b) (o)	9,050	9,049
Glencore Funding LLC, 0.18%, 8/9/21 (b) (o)	30,000	29,999
Hannover Funding Co. LLC, 0.26%, 8/2/21 (b) (o)	4,300	4,300
Hyundai Capital America 0.13%, 8/3/21 (b) (o)	25,000	25,000
0.13%, 8/4/21 (b) (o)	8,500	8,500
0.12%, 8/5/21 (b) (o)	5,750	5,750
Jabil, Inc., 0.70%, 8/2/21 (b) (o)	38,300	38,299
Molson Coors Beverage Co., 0.17%, 8/3/21 (b) (o)	10,000	10,000
Plains All America Pipeline LP, 0.20%, 8/2/21 (b) (o)	13,900	13,900
Plains Midstream Canada, 0.44%, 8/2/21 (b) (o)	25,300	25,299
See notes to financial statements.

35

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Southern Co. Gas Capital Corp. 0.15%, 8/10/21 (b) (o)	$12,000	$12,000
0.15%, 8/12/21 (b) (o)	20,000	19,999
Viatris, Inc. 0.38%, 8/26/21 (b) (o)	20,000	19,994
0.38%, 8/27/21 (b) (o)	19,100	19,095
Walgreens Boots Alliance, Inc., 0.19%, 8/6/21 (b) (o)	25,000	24,999
Total Commercial Paper (Cost $336,879)		336,879
Collateral for Securities Loaned^ (0.2%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (p)	94,452	95
HSBC U.S. Government Money Market Fund I Shares, 0.03% (p)	7,230,158	7,230
Total Collateral for Securities Loaned (Cost $7,325)		7,325
Total Investments (Cost $3,844,531) — 101.0%		3,988,048
Liabilities in excess of other assets — (1.0)%		(40,228)
NET ASSETS — 100.00%		$3,947,820

At July 31, 2021, the Fund's investments in foreign securities were 7.4% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2021.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of July 31, 2021, the fair value of these securities was $1,773,012 (thousands) and amounted to 44.9% of net assets.

(c)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.1% of net assets as of July 31, 2021. (See Note 2 in the Notes to Financial Statements)

(e)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at July 31, 2021.

(f)  Security is interest only.

(g)  All or a portion of this security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(h)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(i)  Affiliated security (See Note 9 in the Notes to Financial Statements).

(j)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of July 31, 2021, illiquid securities were 0.2% of net assets.

(k)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

See notes to financial statements.

36

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

(l)  All or a portion of this security is on loan.

(m)  All of the coupon is paid in kind.

(n)  Amount represents less than 0.05% of net assets.

(o)  Rate represents the effective yield at July 31, 2021.

(p)  Rate disclosed is the daily yield on July 31, 2021.

(q)  The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. At July 31, 2021, the Fund held unfunded or partially unfunded loan commitments of $343 thousand which included a $3 thousand unrealized loss.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

H15T1Y — 1 Year Treasury Constant Maturity Rate

H15T5Y — 5 Year Treasury Constant Maturity Rate

H15T10Y — 10 Year Treasury Constant Maturity Rate

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PIK — Payment in-kind

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

USSW5 — USD 5 Year Swap Rate, rate disclosed as of July 31, 2021.

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

37

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2021

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Futures	500	9/21/21	$66,179,033	$67,226,562	$1,047,529
2-Year U.S. Treasury Note Futures	5	9/30/21	1,103,683	1,103,281	(402)
30-Year U.S. Treasury Bond Futures	310	9/21/21	48,872,947	51,062,813	2,189,866
5-Year U.S. Treasury Note Futures	15	9/30/21	1,858,044	1,866,680	8,636
					$3,245,629
Total unrealized appreciation					$3,246,031
Total unrealized depreciation					(402)
Total net unrealized appreciation (depreciation)					$3,245,629

See notes to financial statements.

38

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Intermediate- Term Bond Fund
Assets:
Affiliated investments, at value (Cost $8,941)	$8,232
Unaffiliated investments, at value (Cost 3,835,590)	3,979,816	(a)
Cash	3,298
Deposit with broker for futures contracts	11,026
Receivables:
Interest and dividends	18,709
Capital shares issued	4,258
Investments sold	9,319
Variation margin on open futures contracts	294
From Adviser	49
Prepaid expenses	59
Total Assets	4,035,060
Liabilities:
Payables:
Collateral received on loaned securities	7,325
Distributions	185
Investments purchased	73,617
Capital shares redeemed	3,984
Accrued expenses and other payables:
Investment advisory fees	1,200
Administration fees	411
Custodian fees	54
Transfer agent fees	321
Compliance fees	2
Trustees' fees	1
12b-1 fees	6
Other accrued expenses	134
Total Liabilities	87,240

(continues on next page)

See notes to financial statements.

39

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)  (continued)

USAA Intermediate- Term Bond Fund
Net Assets:
Capital	$3,716,399
Total accumulated earnings/(loss)	231,421
Net Assets	$3,947,820
Net Assets
Fund Shares	$1,909,199
Institutional Shares	1,901,458
Class A	46,911
Class C	2,544
R6 Shares	87,708
Total	$3,947,820
Shares (unlimited number of shares authorized with no par value):
Fund Shares	172,614
Institutional Shares	171,877
Class A	4,246
Class C	230
R6 Shares	7,927
Total	356,894
Net asset value, offering and redemption price per share: (b)
Fund Shares	$11.06
Institutional Shares	11.06
Class A	11.05
Class C (c)	11.05
R6 Shares	11.06
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$11.30

(a)  Includes $7,110 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

40

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

USAA Intermediate- Term Bond Fund
Investment Income:
Dividends from unaffliated investments	$2,144
Dividends from affiliated investments	327
Interest from unaffliated investments	116,161
Securities lending (net of fees)	40
Total Income	118,672
Expenses:
Investment advisory fees	13,547
Administration fees — Fund Shares	2,888
Administration fees — Institutional Shares	1,772
Administration fees — Class A	69
Administration fees — Class C	2
Administration fees — R6 Shares	20
Sub-Administration fees	28
12b-1 fees — Class A	114
12b-1 fees — Class C	12
Custodian fees	365
Transfer agent fees — Fund Shares	1,870
Transfer agent fees — Institutional Shares	1,772
Transfer agent fees — Class A	46
Transfer agent fees — Class C	1
Transfer agent fees — R6 Shares	4
Trustees' fees	59
Compliance fees	24
Legal and audit fees	136
State registration and filing fees	133
Interfund lending fees	2
Other expenses	427
Total Expenses	23,291
Expenses waived/reimbursed by Adviser	(280)
Net Expenses	23,011
Net Investment Income (Loss)	95,661
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities	116,961
Net realized gains (losses) from futures contracts	(5,065)
Net change in unrealized appreciation/depreciation on affiliated investment securities	462
Net change in unrealized appreciation/depreciation on unaffiliated investment securities	(29,153)
Net change in unrealized appreciation/depreciation on futures contracts	1,956
Net realized/unrealized gains (losses) on investments	85,161
Change in net assets resulting from operations	$180,822

See notes to financial statements.

41

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Intermediate- Term Bond Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income (loss)	$95,661	$128,467
Net realized gains (losses) from investments	111,896	157,271
Net change in unrealized appreciation/depreciation on investments	(26,735)	37,526
Change in net assets resulting from operations	180,822	323,264
Distributions to Shareholders:
Fund Shares	(117,150)	(91,800)
Institutional Shares	(107,060)	(85,458)
Class A	(2,629)	(2,102)
Class C (a)	(50)	— (b)
R6 Shares	(2,025)	(699)
Change in net assets resulting from distributions to shareholders	(228,914)	(180,059)
Change in net assets resulting from capital transactions	171,322	(123,163)
Change in net assets	123,230	20,042
Net Assets:
Beginning of period	3,824,590	3,804,548
End of period	$3,947,820	$3,824,590
Capital Transactions:
Fund Shares
Proceeds from shares issued	$271,402	$370,884
Distributions reinvested	113,766	88,555
Cost of shares redeemed	(409,467)	(522,396)
Total Fund Shares	$(24,299)	$(62,957)
Institutional Shares
Proceeds from shares issued	$381,200	$305,352
Distributions reinvested	104,489	83,607
Cost of shares redeemed	(354,935)	(462,347)
Total Institutional Shares	$130,754	$(73,388)
Class A
Proceeds from shares issued	$7,156	$5,417
Distributions reinvested	2,563	2,069
Cost of shares redeemed	(8,191)	(14,102)
Total Class A	$1,528	$(6,616)
Class C (a)
Proceeds from shares issued	$2,484	$18
Distributions reinvested	50	— (b)
Cost of shares redeemed	(19)	—
Total Class C	$2,515	$18
R6 Shares
Proceeds from shares issued	$66,952	$20,274
Distributions reinvested	1,669	83
Cost of shares redeemed	(7,797)	(577)
Total R6 Shares	$60,824	$19,780
Change in net assets resulting from capital transactions	$171,322	$(123,163)

(a)  Class C commenced operations on June 29, 2020.

(b)  Amount is less than $1 thousand.

(continues on next page)

See notes to financial statements.

42

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Intermediate- Term Bond Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
Share Transactions:
Fund Shares
Issued	24,607	34,243
Reinvested	10,340	8,176
Redeemed	(37,150)	(48,491)
Total Fund Shares	(2,203)	(6,072)
Institutional Shares
Issued	34,747	28,134
Reinvested	9,495	7,719
Redeemed	(32,129)	(42,872)
Total Institutional Shares	12,113	(7,019)
Class A
Issued	652	498
Reinvested	233	191
Redeemed	(745)	(1,309)
Total Class A	140	(620)
Class C (a)
Issued	225	2
Reinvested	5	—
Redeemed	(2)	—
Total Class C	228	2
R6 Shares
Issued	6,143	1,884
Reinvested	151	8
Redeemed	(717)	(53)
Total R6 Shares	5,577	1,839
Change in Shares	15,855	(11,870)

(a)  Class C commenced operations on June 29, 2020.

See notes to financial statements.

43

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Intermediate-Term Bond Fund
Fund Shares
Year Ended:
July 31, 2021	$11.21	0.28	(d)	0.25	0.53	(0.28)	(0.40)
July 31, 2020	$10.78	0.36	(d)	0.58	0.94	(0.36)	(0.15)
July 31, 2019	$10.33	0.38		0.46	0.84	(0.39)	—
July 31, 2018	$10.70	0.37		(0.37)	—	(0.37)	—
July 31, 2017	$10.71	0.38		(0.01)	0.37	(0.38)	—
Institutional Shares
Year Ended:
July 31, 2021	$11.22	0.28	(d)	0.24	0.52	(0.28)	(0.40)
July 31, 2020	$10.78	0.37	(d)	0.59	0.96	(0.37)	(0.15)
July 31, 2019	$10.33	0.39		0.45	0.84	(0.39)	—
July 31, 2018	$10.70	0.38		(0.37)	0.01	(0.38)	—
July 31, 2017	$10.72	0.39		(0.02)	0.37	(0.39)	—
Class A
Year Ended:
July 31, 2021	$11.20	0.25	(d)	0.25	0.50	(0.25)	(0.40)
July 31, 2020	$10.77	0.33	(d)	0.58	0.91	(0.33)	(0.15)
July 31, 2019	$10.32	0.35		0.45	0.80	(0.35)	—
July 31, 2018	$10.69	0.34		(0.37)	(0.03)	(0.34)	—
July 31, 2017	$10.70	0.35		(0.01)	0.34	(0.35)	—
Class C
Year Ended:
July 31, 2021	$11.20	0.16	(d)	0.27	0.43	(0.18)	(0.40)
June 29, 2020 (f) through July 31, 2020	$10.99	0.02	(d)	0.21	0.23	(0.02)	—
R6 Shares
Year Ended:
July 31, 2021	$11.22	0.29	(d)	0.25	0.54	(0.30)	(0.40)
July 31, 2020	$10.79	0.37	(d)	0.59	0.96	(0.38)	(0.15)
July 31, 2019	$10.33	0.41		0.46	0.87	(0.41)	—
July 31, 2018	$10.71	0.39		(0.38)	0.01	(0.39)	—
December 1, 2016 (f) through July 31, 2017	$10.38	0.26		0.33	0.59	(0.26)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020, and July 1, 2019, for Class C and R6 Shares, respectively, and in effect through November 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current

See notes to financial statements.

44

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Intermediate-Term Bond Fund
Fund Shares
Year Ended:
July 31, 2021	(0.68)	$11.06	4.83%	0.63%	2.50%	0.63%	$1,909,199	69%
July 31, 2020	(0.51)	$11.21	8.94%	0.58%	3.32%	0.58%	$1,960,334	73	%(e)
July 31, 2019	(0.39)	$10.78	8.28%	0.64%	3.71%	0.64%	$1,949,989	35%
July 31, 2018	(0.37)	$10.33	(0.03)%	0.63%	3.50%	0.63%	$1,907,941	15%
July 31, 2017	(0.38)	$10.70	3.52%	0.63%	3.57%	0.63%	$1,949,102	13%
Institutional Shares
Year Ended:
July 31, 2021	(0.68)	$11.06	4.80%	0.57%	2.56%	0.59%	$1,901,458	69%
July 31, 2020	(0.52)	$11.22	9.11%	0.51%	3.39%	0.52%	$1,791,887	73	%(e)
July 31, 2019	(0.39)	$10.78	8.35%	0.58%	3.77%	0.58%	$1,798,154	35%
July 31, 2018	(0.38)	$10.33	0.04%	0.56%	3.57%	0.56%	$1,964,377	15%
July 31, 2017	(0.39)	$10.70	3.51%	0.56%	3.64%	0.56%	$2,049,723	13%
Class A
Year Ended:
July 31, 2021	(0.65)	$11.05	4.55%	0.91%	2.22%	0.92%	$46,911	69%
July 31, 2020	(0.48)	$11.20	8.66%	0.86%	3.06%	0.86%	$45,991	73	%(e)
July 31, 2019	(0.35)	$10.77	7.97%	0.93%	3.42%	0.93%	$50,892	35%
July 31, 2018	(0.34)	$10.32	(0.31)%	0.90%	3.22%	0.90%	$53,308	15%
July 31, 2017	(0.35)	$10.69	3.28%	0.87%	3.44%	0.87%	$74,377	13%
Class C
Year Ended:
July 31, 2021	(0.58)	$11.05	3.90%	1.53%	1.50%	2.60%	$2,544	69%
June 29, 2020 (f) through July 31, 2020	(0.02)	$11.20	2.09%	1.53%	2.06%	175.78%	$19	73	%(e)
R6 Shares
Year Ended:
July 31, 2021	(0.70)	$11.06	4.97%	0.42%	2.65%	0.46%	$87,708	69%
July 31, 2020	(0.53)	$11.22	9.14%	0.39%	3.45%	0.46%	$26,359	73	%(e)
July 31, 2019	(0.41)	$10.79	8.66%	0.39%	3.96%	0.74%	$5,513	35%
July 31, 2018	(0.39)	$10.33	0.12%	0.39%	3.74%	0.80%	$4,994	15%
December 1, 2016 (f) through July 31, 2017	(0.26)	$10.71	5.79%	0.39%	3.78%	1.07%	$5,158	13%

contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Reflects increased trading activity due to current year transition or asset allocation shift.

(f)  Commencement of operations.

See notes to financial statements.

45

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Intermediate-Term Bond Fund (the "Fund"). The Fund offers five classes of shares: Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1		Level 2	Level 3	Total
Asset-Backed Securities	$—		$397,427	$—	$397,427
Collateralized Mortgage Obligations	—		738,528	—	738,528
Preferred Stocks	20,238		18,278	—	38,516
Senior Secured Loans	—		139,453	—	139,453
Corporate Bonds	—		1,038,070	—	1,038,070
Yankee Dollars	—		179,527	—	179,527
Municipal Bonds	—		183,806	—	183,806
U.S. Government Agency Mortgages	—		96,987	—	96,987
U.S. Treasury Obligations	—		831,530	—	831,530
Commercial Paper	—		336,879	—	336,879
Collateral for Securities Loaned	7,325		—	—	7,325
Total	$27,563		$3,960,485	$—	$3,988,048
Other Financial Investments*
Assets:
Futures Contracts	$3,246		$—	$—	$3,246
Liabilities:
Futures Contracts	—	(a)	—	—	—	(a)
Total	$3,246		$—	$—	$3,246

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

(a)  Less than $1 thousand.

For the year ended July 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

47

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

48

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Bank Loans:

The Fund may invest in loan interests and direct debt instruments, generally referred to as bank loans, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposit with broker for futures contracts. As of July 31, 2021, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

49

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of July 31, 2021 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Interest Rate Risk Exposure	$3,246	$— **

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

**  Less than $1 thousand.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended July 31, 2021 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk Exposure	$(5,065)	$1,956

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statement of Operations.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality, short-term

50

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$7,110	$—	$7,325

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statement of Operations.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are

51

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$25,900	$24,100	$—

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$1,660,761	$2,256,220	$790,890	$266,571

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of July 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	1.0%
USAA Target Retirement Income Fund	0.1%
USAA Target Retirement 2030 Fund	0.4%
USAA Target Retirement 2040 Fund	0.3%
USAA Target Retirement 2050 Fund	0.0%*
USAA Target Retirement 2060 Fund	0.0%*

*  Amount is less than 0.05%.

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

52

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of the Fund's average daily net assets over $100 million. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Core Plus Bond Funds Index. The Lipper Core Plus Bond Funds Index tracks the total return performance of the largest funds within the Lipper Core Plus Bond Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Core Plus Bond Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to July 31, 2021, performance fees were $1,043, $969, $19, less than $1, and $12 for Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares in thousands, respectively. Performance adjustments were 0.05%, 0.05%, 0.04%, less than 0.01%, and 0.03% for Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without

53

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares, Class A, Class C, and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A and 1.00% of the average daily net assets of Class C. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A and Class C. Amounts incurred and paid to the Distributor for the year ended July 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

54

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended July 31, 2021, the Distributor received approximately $2 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 0.59%, 0.52%, 0.87%, 1.53%, and 0.39% for Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of July 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$4	$200	$280	$484

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

55

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

LIBOR Discontinuation Risk — Many debt securities, derivatives, and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six, and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing

56

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$8,515	12	0.61%	$21,920

*  For the year ended July 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

57

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$748	$(748)

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021			Year Ended July 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$145,986	$82,928	$228,914	$148,509	$31,550	$180,059

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Distributions Payable	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$31,763	$57,433	$(17)	$(185)	$88,994	$142,427	$231,421

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, futures, and hybrid accruals interest purchased.

As of July 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,845,621	$157,325	$(14,898)	$142,427

58

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

9. Affiliated Securities

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments.

Transactions in affiliated securities during the year ended July 31, 2021 were as follows (amounts in thousands):

	Fair Value 7/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 7/31/21	Dividend Income
Delphi Financial Group, Inc., 3.35% (LIBOR03M+ 319.00bps), 5/15/37	$7,770	$—	$—	$—	$—	$462	$8,232	$327

59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Intermediate-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Intermediate-Term Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

60

USAA Mutual Funds Trust	Supplemental Information July 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

62

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

63

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

64

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

65

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

66

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21- 7/31/21*	Hypothetical Expenses Paid During Period 2/1/21- 7/31/21*	Annualized Expense Ratio During Period 2/1/21- 7/31/21
Fund Shares	$1,000.00	$1,016.40	$1,021.62	$3.20	$3.21	0.64%
Institutional Shares	1,000.00	1,016.70	1,021.92	2.90	2.91	0.58%
Class A	1,000.00	1,015.90	1,020.23	4.60	4.61	0.92%
Class C	1,000.00	1,011.90	1,017.21	7.63	7.65	1.53%
R6 Shares	1,000.00	1,017.50	1,022.71	2.10	2.11	0.42%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

67

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021 (amounts in thousands):

Qualified Dividend Income (non-corporate shareholders)	Qualified Interest Income	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
1%	95%	$50,529	$82,928

68

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

69

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40050-0921

JULY 31, 2021

Annual Report

USAA High Income Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	32
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	48
Supplemental Information (Unaudited)	49
Trustees' and Officers' Information	49
Proxy Voting and Portfolio Holdings Information	55
Expense Examples	55
Additional Federal Income Tax Information	56
Liquidity Risk Management Program	57
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives and remember our collective spirit and perseverance. Markets endured this past

2

year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA High Income Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Unprecedented is a word that has been used quite a bit over the last year or so. Never in the history of the United States (and most, if not all, of the world for that matter) has most of the country's economy been put into a self-imposed shut down. The COVID-19 pandemic was the reason for this self-imposed shutdown, which led to unprecedented economic results. For example, at its low point, U.S. employment shrank by almost 21 million people in one month alone. The pre-COVID-19 unemployment rate jumped from a very low 3.5% to a high of 14.8%, all in a matter of two months. Similarly, real GDP saw a collapse of -31.2% in the second quarter of 2020. While these numbers are unprecedented, there was other human and economic damage that stemmed from the pandemic, including bankruptcies (both business and personal), deferred health care, and other human tragedies that are difficult, if not impossible, to measure.

Thankfully, the United States and the world are beginning to emerge from this unprecedented tragedy. Most states have lifted their lockdowns, and life has begun returning to normal. The economy started adding jobs in May 2020, but still remains about five million jobs short of the jobs that were lost during the pandemic, but we are seeing progress every month. Likewise, GDP jumped 33.8% in the third quarter of 2020, and has been relatively strong since. One result of returning to normal, however, has been a surge in inflation.

Higher inflation was a trigger that led to the recent increase in interest rates, causing the yield curve to steepen, especially in the one year and longer part of the Treasury curve, as the market began pricing in increases in the short term Federal Funds rate. The widely followed Consumer Price Index ("CPI") began showing the effects of the economy getting back to normal in March 2021, as CPI posted a 2.6% increase, and then a string of higher monthly numbers: 4.2%, 5%, 5.40%, and 5.40% from April through July 2021, respectively. While these rates are higher than they have been, this increase is likely transitory, as most of the increase has been in used car prices, gasoline, and rents, demand for which was suppressed during the pandemic. In fact, if we take the average monthly CPI from March 2020 through July 2021 (to account for lower CPI during the pandemic), the average is 2.1%, which is just slightly over the 2019 average monthly CPI of 1.82%.

Credit spreads spiked in March 2020 and hit their high point at 373 basis points ("bps"), but decreased relatively quickly during the year. They are now lower than pre-pandemic spreads: the Bloomberg U.S. Aggregate Investment Grade Corporate Index option adjusted spread was 93 bps at December 31, 2019, and ended July 2021 at 86 bps. Year over year by ratings, AAA, AA, A, and BBB spreads fell by 13, 29, 31, and 66 bps, respectively. High-yield spreads decreased by 195 bps. (Spreads generally are considered an indication of risk; the wider the spread, the greater the perceived risk.)

4

USAA Mutual Funds Trust

USAA High Income Fund (continued)

Managers' Commentary (continued)

No doubt, the unprecedented stimulus from the federal and state governments, in the form of direct payments to consumers and businesses (funded by unprecedented borrowing), helped calm markets and allowed out of work employees to manage for a time without a paycheck. Likewise, the U.S. Federal Reserve (the "Fed") corporate bond buying programs and effectively zero short term interest rates helped the credit markets stay open. Many corporations took advantage of cheap funding and borrowed heavily to have adequate cash to help survive the lockdowns.

For its part, the Fed appears committed to an effectively zero Federal Funds rate for the near term, indicating no increases until 2023. Although Treasury rates have recently risen and the yield curve has steepened, rates remain below year end 2019 by 152 bps at the short end of the curve, 68 bps for the 10 year, and by 50 bps at the long end.

High-yield credit spreads tightened for the reporting period. Credit spreads based on the Bloomberg U.S. High Yield 2% Issuer Capped Index began the period at 490 bps, then tightened to 194 bps in response to COVID-19, and ended the reporting period at 296 bps due to a better economic outlook as the economy reopened after the COVID-19 shutdown. (A basis point is 1/100th of a percentage point.) Higher-rated BB bonds had the strongest returns for the period, followed by single B-rated bonds and then lower-rated CCC bonds.

Historically, high-yield securities tend to perform between stocks and high- quality bonds, generally with less volatility, which can potentially provide long-term investors with a significant diversification advantage. The high-yield asset class performed as expected during the reporting period, the S&P 500® Index produced a return of almost 37%, while the total return for intermediate-term U.S. Treasurys was around -5%. The Bloomberg 2% Issuer Capped Index had a total return of 10.62% during the period.

High-yield bond default expectations fell to well below historical averages at the end of the reporting period. According to JP Morgan, the U.S. high-yield latest-12-month default rate was 1.10% in July 2021 and is expected to trend downwards for the remainder of the calendar year.

•  How did the USAA High Income Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and R6 Shares. For the reporting period ended July 31, 2021, the Fund Shares, Institutional Shares, Class A, and R6 Shares had total returns of 11.84%, 11.93%, 11.58%, and 12.25%, respectively. This compares to returns of 10.62% for the Bloomberg U.S. High Yield 2% Issuer Capped Index (the "Index") and 11.85% for the Lipper High Yield Bond Funds Index.

5

USAA Mutual Funds Trust

USAA High Income Fund (continued)

Managers' Commentary (continued)

•  What strategies did you employ during the reporting period?

The Fund produced a positive total return during the reporting period ended July 31, 2021, and outperformed its Index. The portfolio benefited from the income generated by its holdings, and an increase in prices during the reporting period.

Relative to the Index, the Fund's selection of high-yield corporate bonds added to performance. Off-index positions in equities, bank loans and government-related securities also added to returns. Cash and high-yield ETFs, which are used for cash management purposes, detracted from performance. In particular, the Fund was helped by its investments in the metals and mining, banking, and natural gas sectors. Positioning in the leisure, retail, and exploration & production sectors detracted from performance.

During the period, we increased our holdings in higher-rated credits as the lowest-rated credits tightened to unusually low spreads. Due to market inflation fears, we also decreased duration in order to keep the fund more closely aligned with the index and maintained a position in floating-rate bank loans. We also decreased our large overweight to metals and mining due to strong performance in the sector.

We continued to build the portfolio bond by bond, looking for relative value opportunities within the high-yield bond market while continuing to maintain a diversified, liquid portfolio. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. Our analysts continued to analyze and monitor every holding in the portfolio.

Thank you for allowing us to assist you with your investment needs.

6

USAA Mutual Funds Trust

USAA High Income Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

	Fund Shares	Institutional Shares	Class A		R6 Shares
INCEPTION DATE	8/2/99	8/1/08	8/2/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Bloomberg U.S. High Yield 2% Issuer Capped Index[1]	Lipper High Yield Bond Funds Index[2]
One Year	11.84%	11.93%	11.58%	9.09%	12.25%	10.62%	11.85%
Five Year	5.90%	5.96%	5.67%	5.20%	NA	6.98%	6.45%
Ten Year	5.61%	5.72%	5.38%	5.14%	NA	6.57%	5.83%
Since Inception	NA	NA	NA	NA	5.86%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA High Income Fund — Growth of $10,000

1The Bloomberg U.S. High Yield 2% Issuer Capped Index is an index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and nonconvertible. The index limits the maximum exposure to any one issuer to 2%. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barlcays fixed income indices as "Bloomberg Indices."

2The Lipper High Yield Bond Funds Index tracks the total return performance of the funds within the Lipper High Yield Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

USAA Mutual Funds Trust USAA High Income Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks an attractive total return primarily through high current income and secondarily through capital appreciation.

Sector Allocation*

July 31, 2021
(% of Net Assets)

*Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (0.1%)
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49 (a)	$2,351	$2,348
Total Asset-Backed Securities (Cost $2,351)		2,348
Collateralized Mortgage Obligations (0.0%) (b)
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51 (c)	163	163
CHL Mortgage Pass-Through Trust, Series 2004-25, Class 1A6, 1.05% (LIBOR01M+96bps), 2/25/35, Callable 8/25/21 @ 100 (d)	1,091	111
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 0.28% (LIBOR01M+19bps), 2/15/40 (d)	50	50
Credit Suisse First Boston Mortgage Securities Corp., Series 1998-C1, Class AX, 2.29%, 5/17/40, Callable 9/11/21 @ 100 (c) (e)	34	—	(f)
Total Collateralized Mortgage Obligations (Cost $688)		324
Common Stocks (1.9%)
Communication Services (0.4%):
AT&T, Inc.	33,780	948
Clear Channel Outdoor Holdings, Inc. (g)	163,905	436
Comcast Corp. Class A	35,304	2,077
Frontier Communications Parent, Inc. (g)	22,253	666
iHeartMedia, Inc. Class A (g)	32,291	835
Lumen Technologies, Inc.	63,000	786
Verizon Communications, Inc.	19,653	1,095
		6,843
Consumer Discretionary (0.0%): (b)
Las Vegas Sands Corp. (g) (h)	13,500	572
Energy (0.5%):
Bonanza Creek Energy, Inc.	23,195	892
BP PLC, ADR	53,764	1,300
Chesapeake Energy Corp. (i)	53,646	2,900
GenOn Energy, Inc. (g) (j) (k)	16,168	2,102
Nine Point Energy (g) (j) (k)	2,678,202	—	(f)
Paragon Litigation (g) (j) (k)	3,813	25
Paragon Litigation (g) (j) (k)	2,542	—	(f)
Royal Dutch Shell PLC, ADR	32,263	1,311
Sabine Oil & Gas Holdings, Inc. (g) (j) (k)	2,824	18
SandRidge Energy, Inc. (g)	584	3
Thunderbird Resources (g) (j) (k)	22,883	7
		8,558
Financials (0.5%):
CME Group, Inc.	13,217	2,804
JPMorgan Chase & Co.	13,379	2,031
KeyCorp	111,918	2,199
Regions Financial Corp.	109,207	2,102
		9,136

See notes to financial statements.

9

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Health Care (0.3%):
AbbVie, Inc.	9,275	$1,079
CVS Health Corp.	18,400	1,515
Merck & Co., Inc.	18,177	1,397
		3,991
Materials (0.1%):
LyondellBasell Industries NV Class A	19,215	1,908
Real Estate (0.1%):
Crown Castle International Corp.	12,489	2,412
Total Common Stocks (Cost $27,453)		33,420
Preferred Stocks (2.0%)
Communication Services (0.3%):
Qwest Corp., 6.50%, 9/1/56	192,291	4,876
Consumer Staples (0.7%):
CHS, Inc., cumulative redeemable, Series 1, 7.88% (l)	109,326	3,139
CHS, Inc., cumulative redeemable, Series 2, 7.10% (LIBOR03M+429bps) (d) (l)	114,391	3,243
Dairy Farmers of America, Inc., cumulative redeemable, 7.88% (a) (l)	50,200	5,043
		11,425
Energy (0.6%):
NuStar Logistics LP, 6.86% (LIBOR03M+673bps), 1/15/43 (d) (h)	520,301	13,148
Financials (0.2%):
U.S. Bancorp, non-cumulative, Series A, 3.50% (LIBOR03M+102bps) (d) (i) (l)	3,000	2,918
Real Estate (0.2%):
Equity Residential, cumulative redeemable, Series K, 8.29% (l)	45,314	2,877
Prologis, Inc., cumulative redeemable, Series Q, 8.54% (l)	5,310	369
		3,246
Total Preferred Stocks (Cost $32,361)		35,613
Warrants (0.0%) (b)
Energy (0.0%):
SandRidge Energy, Inc. (k)	14,270	—	(f)
SandRidge Energy, Inc.	6,008	—	(f)
		—	(f)
Total Warrants (Cost $—)		—	(f)
Convertible Corporate Bonds (0.1%)
Energy (0.1%):
Cheniere Energy, Inc., 4.25%, 3/15/45, Callable 9/15/21 @ 83.96	$1,500	1,244
Total Convertible Corporate Bonds (Cost $1,098)		1,244
Senior Secured Loans (1.8%)
CITGO Petroleum Corp., 2019 Incremental Term B Loans, First Lien, 7.25% (LIBOR06M+625bps), 3/22/24, Callable 9/5/21 @ 100 (d)	2,139	2,141

See notes to financial statements.

10

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Daseke Cos., Inc., 3/9/28, Callable 9/5/21 @ 101 (s)	$998	$995
Envision Healthcare Corp., Initial Term Loans, First Lien, 3.92% (LIBOR01M+375bps), 10/11/25, Callable 9/5/21 @ 100 (d)	5	4
Getty Images, Inc., Initial Dollar Term Loans, First Lien, 4.63% (LIBOR01M+450bps), 2/19/26, Callable 9/5/21 @ 100 (d)	2,897	2,889
Graham Packaging Co., Inc., 3.75% (LIBOR01M+300bps), 8/4/27, Callable 8/26/21 @ 100 (d)	1,466	1,456
H-Food Holdings LLC, Initial Term Loan, First Lien, 3.86% (LIBOR01M+369bps), 5/31/25, Callable 9/5/21 @ 100 (d)	1,970	1,948
Indy US Bidco LLC, 3/5/28 (s)	499	498
Lealand Finance Co. BV, Make Whole Term Loan, First Lien, 3.10% (LIBOR01M+300bps), 6/30/24 (d) (k)	39	23
Lealand Finance Co. BV, Take-Back Term Loan, First Lien, 1.10% (LIBOR01M+100bps), 6/30/25 (d) (k)	332	149
Lucid Energy Group II Borrower LLC, Initial Term Loan, First Lien, 4.00% (LIBOR01M+300bps), 2/18/25, Callable 9/5/21 @ 100 (d)	1,920	1,883
Mitchell International, Inc., Initial Term Loans Second Lien, 7.35% (LIBOR01M+725bps), 11/30/25 (d)	3,000	3,004
Paya, Inc., 6/17/28 (s)	1,000	1,000
Pregis Topco LLC, Initial Term Loan, First Lien, 4.17% (LIBOR01M+375bps), 7/25/26, Callable 9/5/21 @ 100 (d)	1,478	1,476
Quicksilver Resources, Inc., 6/21/19, Callable 8/31/16 @ 100 (j) (k) (s)	3,993	6
Rackspace Technology Global, Inc., 2/15/28, Callable 9/5/21 @ 100 (s)	499	492
Polaris Newco, LLC, 6/4/28, Callable 9/5/21 @ 101 (s)	1,250	1,248
Sunshine Luxembourg VII Sarl, 10/2/26, Callable 9/5/21 @ 101 (s)	2,985	2,985
Team Health Holdings, Inc., Initial Term Loans, First Lien, 3.75% (LIBOR01M+275bps), 2/6/24, Callable 9/5/21 @ 100 (d)	5,877	5,675
Whatabrands LLC, 7/21/28 (m) (s)	1,500	1,492
Wok Holdings, Inc., Initial Term Loans, First Lien, 6.35% (LIBOR01M+625bps), 3/1/26, Callable 9/5/21 @ 100 (d)	2,933	2,876
Total Senior Secured Loans (Cost $36,020)		32,240
Corporate Bonds (72.3%)
Communication Services (12.6%):
AMC Networks, Inc., 4.25%, 2/15/29, Callable 2/15/24 @ 102.13 (h)	5,000	4,999
Cars.com, Inc., 6.38%, 11/1/28, Callable 11/1/23 @ 103.19 (a)	2,000	2,128
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33, Callable 6/1/27 @ 102.25 (a)	5,000	5,200
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 3/1/30, Callable 9/1/24 @ 102.38 (a)	23,000	24,395
4.50%, 8/15/30, Callable 2/15/25 @ 102.25 (a)	5,000	5,253
4.50%, 5/1/32, Callable 5/1/26 @ 102.25	1,000	1,046
CenturyLink, Inc. 7.50%, 4/1/24, Callable 1/1/24 @ 100	3,000	3,373
7.65%, 3/15/42	6,621	7,496
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.50%, 6/1/41, Callable 12/1/40 @ 100	3,000	3,063
Cincinnati Bell, Inc. 7.00%, 7/15/24, Callable 9/15/21 @ 101.75 (a)	6,000	6,133
8.00%, 10/15/25, Callable 10/15/21 @ 104 (a)	4,000	4,200
See notes to financial statements.

11

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Clear Channel Worldwide Holdings, Inc., 5.13%, 8/15/27, Callable 8/15/22 @ 102.56 (a)	$1,667	$1,713
CSC Holdings LLC 5.38%, 2/1/28, Callable 2/1/23 @ 102.69 (a)	1,000	1,058
7.50%, 4/1/28, Callable 4/1/23 @ 103.75 (a) (h)	3,000	3,274
6.50%, 2/1/29, Callable 2/1/24 @ 103.25 (a)	4,500	4,975
5.75%, 1/15/30, Callable 1/15/25 @ 102.88 (a)	11,000	11,476
5.00%, 11/15/31, Callable 11/15/26 @ 102.5 (a)	1,000	1,007
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.88%, 8/15/27, Callable 8/15/23 @ 104.41 (a) (m)	1,000	1,035
Dish DBS Corp. 5.00%, 3/15/23	5,000	5,227
5.88%, 11/15/24	4,000	4,312
7.75%, 7/1/26	7,000	7,995
7.38%, 7/1/28, Callable 7/1/23 @ 103.69	2,000	2,164
Embarq Corp., 8.00%, 6/1/36	5,000	5,601
Frontier Communications Corp., 6.75%, 5/1/29, Callable 5/1/24 @ 103.38 (a)	2,000	2,145
Frontier Communications Holdings LLC, 5.00%, 5/1/28, Callable 5/1/24 @ 102.5 (a)	2,000	2,070
Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38 (a)	500	497
iHeartCommunications, Inc., 8.38%, 5/1/27, Callable 5/1/22 @ 104.19	2,714	2,891
Iheartcommunications, Inc., 6.38%, 5/1/26, Callable 5/1/22 @ 103.19	394	416
Lamar Media Corp., 4.88%, 1/15/29, Callable 1/15/24 @ 102.44	1,000	1,061
Lumen Technologies, Inc., 5.38%, 6/15/29, Callable 6/15/24 @ 102.69 (a)	2,000	2,053
Match Group Holdings II LLC, 4.63%, 6/1/28, Callable 6/1/23 @ 102.31 (a)	2,000	2,100
Meredith Corp., 6.88%, 2/1/26, Callable 9/7/21 @ 103.44 (i)	4,492	4,672
Netflix, Inc. 4.88%, 4/15/28	2,500	2,922
4.88%, 6/15/30, Callable 3/15/30 @ 100 (a)	3,500	4,219
Nexstar Broadcasting, Inc. 5.63%, 7/15/27, Callable 7/15/22 @ 104.22 (a)	4,000	4,230
4.75%, 11/1/28, Callable 11/1/23 @ 102.38 (a)	2,000	2,065
Rackspace Technology Global, Inc., 3.50%, 2/15/28, Callable 2/15/24 @ 101.75 (a)	1,000	964
Salem Media Group, Inc., 6.75%, 6/1/24, Callable 9/7/21 @ 101.69 (a) (i)	4,000	3,894
Scripps Escrow II, Inc. 3.88%, 1/15/29, Callable 1/15/24 @ 101.94 (a) (i)	500	500
5.38%, 1/15/31, Callable 1/15/26 @ 102.69 (a)	500	500
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (a) (h)	8,000	8,021
Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06 (a)	5,000	5,161
Sprint Corp. 7.63%, 2/15/25, Callable 11/15/24 @ 100 (h)	10,000	11,800
7.63%, 3/1/26, Callable 11/1/25 @ 100	10,000	12,210
TEGNA, Inc., 5.00%, 9/15/29, Callable 9/15/24 @ 102.5 (h)	6,000	6,269
T-Mobile USA, Inc. 2.63%, 4/15/26, Callable 4/15/23 @ 101.31	8,000	8,193
4.75%, 2/1/28, Callable 2/1/23 @ 102.38	5,000	5,334
Univision Communications, Inc. 9.50%, 5/1/25, Callable 5/1/22 @ 104.75 (a)	3,000	3,287
4.50%, 5/1/29, Callable 5/1/24 @ 102.25 (a)	1,000	1,003

See notes to financial statements.

12

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Zayo Group Holdings, Inc. 4.00%, 3/1/27, Callable 9/7/21 @ 102 (a)	$1,500	$1,494
6.13%, 3/1/28, Callable 3/1/23 @ 103.06 (a) (i)	5,000	5,086
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/27, Callable 1/15/22 @ 102.88 (a)	500	510
		222,690
Consumer Discretionary (8.3%):
Asbury Automotive Group, Inc., 4.75%, 3/1/30, Callable 3/1/25 @ 102.38	3,000	3,189
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.75%, 8/1/25 (a)	4,000	4,135
9.88%, 4/1/27, Callable 4/1/22 @ 107.41 (a)	2,000	2,226
Beazer Homes USA, Inc., 7.25%, 10/15/29, Callable 10/15/24 @ 103.63	6,300	6,917
Boyd Gaming Corp., 4.75%, 12/1/27, Callable 12/1/22 @ 102.38	1,000	1,036
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25, Callable 8/17/21 @ 102.63 (a)	4,000	4,030
Carnival Corp., 9.88%, 8/1/27, Callable 2/1/24 @ 104.94 (a)	6,065	6,931
Clarios Global LP/Clarios US Finance Co., 8.50%, 5/15/27, Callable 5/15/22 @ 104.25 (a)	3,500	3,778
Cooper-Standard Automotive, Inc., 13.00%, 6/1/24, Callable 6/1/22 @ 106.5 (a)	500	567
Everi Holdings, Inc., 5.00%, 7/15/29, Callable 7/15/24 @ 102.5 (a)	1,000	1,023
Ford Motor Co. 9.00%, 4/22/25, Callable 3/22/25 @ 100 (h)	3,000	3,692
6.63%, 10/1/28	13,000	15,610
GPC Merger Sub, Inc., 7.13%, 8/15/28, Callable 8/15/23 @ 103.56 (a)	2,000	2,137
Group 1 Automotive, Inc., 4.00%, 8/15/28, Callable 8/15/23 @ 102 (a)	1,500	1,539
Hilton Domestic Operating Co., Inc. 4.00%, 5/1/31, Callable 5/1/26 @ 102 (a)	2,500	2,560
3.63%, 2/15/32, Callable 8/15/26 @ 101.81 (a)	3,000	2,993
KB Home, 4.80%, 11/15/29, Callable 5/15/29 @ 100 (i)	3,000	3,277
L Brands, Inc., 6.95%, 3/1/33 (i)	3,000	3,678
M/I Homes, Inc., 4.95%, 2/1/28, Callable 2/1/23 @ 103.71	4,500	4,729
Magic Mergerco, Inc., 5.25%, 5/1/28, Callable 11/1/23 @ 102.63 (a)	3,000	3,105
Marriott Ownership Resorts, Inc. 4.75%, 1/15/28, Callable 9/15/22 @ 102.38	2,000	2,023
4.50%, 6/15/29, Callable 6/15/24 @ 102.25 (a)	1,000	1,007
Mattel, Inc., 3.75%, 4/1/29, Callable 4/1/24 @ 101.88 (a) (i)	3,000	3,162
MGM Resorts International 6.75%, 5/1/25, Callable 5/1/22 @ 103.38	3,000	3,186
4.75%, 10/15/28, Callable 7/15/28 @ 100	4,000	4,221
Murphy Oil USA, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a) (i)	721	720
Newell Brands, Inc. 4.88%, 6/1/25, Callable 5/1/25 @ 100	3,000	3,328
5.87%, 4/1/36, Callable 10/1/35 @ 100	3,500	4,438
Nordstrom, Inc. 4.38%, 4/1/30, Callable 1/1/30 @ 100 (i)	2,000	2,100
4.25%, 8/1/31, Callable 5/1/31 @ 100	3,000	3,156
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6.00%, 2/15/28, Callable 2/15/24 @ 103 (a)	2,000	1,969
10.75%, 6/1/28, Callable 6/1/23 @ 105.38 (a)	1,000	1,124
Scientific Games International, Inc., 8.25%, 3/15/26, Callable 3/15/22 @ 104.13 (a)	6,000	6,380

See notes to financial statements.

13

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Taylor Morrison Communities, Inc., 5.75%, 1/15/28, Callable 10/15/27 @ 100 (a)	$5,000	$5,648
Tesla, Inc., 5.30%, 8/15/25, Callable 8/15/21 @ 102.65 (a)	7,000	7,189
Trident TPI Holdings, Inc., 6.63%, 11/1/25, Callable 8/17/21 @ 103.31 (a)	3,000	3,071
USA Compression Partners LP / USA Compression Finance, 6.88%, 4/1/26, Callable 9/7/21 @ 105.16	3,000	3,141
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 9/15/28, Callable 9/15/23 @ 102.44 (a)	2,000	2,070
Williams Scotsman International, Inc., 4.63%, 8/15/28, Callable 8/15/23 @ 102.31 (a)	1,000	1,033
Wolverine World Wide, Inc., 6.38%, 5/15/25 (a)	2,500	2,684
Wyndham Hotels & Resorts, Inc., 4.38%, 8/15/28, Callable 8/15/23 @ 102.19 (a) (i)	3,000	3,097
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/1/29, Callable 7/1/29 @ 100 (a)	1,000	1,040
Yum! Brands, Inc., 4.75%, 1/15/30, Callable 10/15/29 @ 100 (a)	4,000	4,381
		147,320
Consumer Staples (3.5%):
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.75%, 3/15/25, Callable 9/7/21 @ 102.88	1,920	1,960
Coty, Inc., 6.50%, 4/15/26, Callable 9/7/21 @ 104.88 (a) (i)	4,500	4,522
Edgewell Personal Care Co. 5.50%, 6/1/28, Callable 6/1/23 @ 102.75 (a)	1,000	1,059
4.13%, 4/1/29, Callable 4/1/24 @ 102.06 (a)	2,500	2,516
H-Food Holdings LLC/Hearthside Finance Co., Inc., 8.50%, 6/1/26, Callable 9/7/21 @ 104.25 (a)	4,000	4,172
JBS Investments II GmbH, 5.75%, 1/15/28, Callable 7/15/22 @ 102.88 (a)	1,500	1,586
Kraft Heinz Foods Co. 4.25%, 3/1/31, Callable 12/1/30 @ 100 (h)	1,500	1,728
4.38%, 6/1/46, Callable 12/1/45 @ 100	7,000	8,051
NBM US Holdings, Inc., 6.63%, 8/6/29, Callable 8/6/24 @ 103.31 (a)	3,000	3,365
Performance Food Group, Inc., 4.25%, 8/1/29, Callable 8/1/24 @ 102.13 (a)	5,000	5,086
Pilgrim's Pride Corp., 5.88%, 9/30/27, Callable 9/30/22 @ 102.94 (a)	3,000	3,208
Post Holdings, Inc. 5.75%, 3/1/27, Callable 3/1/22 @ 102.88 (a)	3,000	3,126
5.50%, 12/15/29, Callable 12/15/24 @ 102.75 (a)	2,500	2,678
4.63%, 4/15/30, Callable 4/15/25 @ 102.31 (a)	3,000	3,057
Spectrum Brands, Inc. 5.50%, 7/15/30, Callable 7/15/25 @ 102.75 (a)	500	544
3.88%, 3/15/31, Callable 3/15/26 @ 101.94 (a)	2,500	2,501
Triton Water Holdings, Inc., 6.25%, 4/1/29, Callable 4/1/24 @ 103.13 (a)	1,000	1,001
U.S. Foods, Inc. 6.25%, 4/15/25, Callable 4/15/22 @ 103.13 (a)	2,000	2,110
4.75%, 2/15/29, Callable 2/15/24 @ 102.38 (a)	6,000	6,118
		58,388
Energy (9.9%):
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 5/1/25, Callable 9/7/21 @ 103.75 (a)	2,000	2,020
Apache Corp., 4.38%, 10/15/28, Callable 7/15/28 @ 100	5,000	5,294
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25, Callable 12/15/22 @ 103.81 (a)	1,500	1,616

See notes to financial statements.

14

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Bonanza Creek Energy, Inc., 7.50%, 4/30/26, Callable 8/17/21 @ 107.5	$482	$483
Buckeye Partners LP, 5.60%, 10/15/44, Callable 4/15/44 @ 100	4,000	3,964
California Resources Corp., 7.13%, 2/1/26, Callable 2/1/23 @ 103.57 (a)	3,000	3,066
Carrizo Oil & Gas, Inc., 8.25%, 7/15/25, Callable 9/7/21 @ 104.13	3,000	2,885
Citgo Holding, Inc., 9.25%, 8/1/24, Callable 9/7/21 @ 104.63 (a)	1,000	997
Colgate Energy Partners III LLC, 5.88%, 7/1/29, Callable 7/1/24 @ 102.94 (a)	1,250	1,297
CONSOL Energy, Inc., 11.00%, 11/15/25, Callable 11/15/21 @ 105.5 (a)	2,000	2,008
Continental Resources, Inc., 5.75%, 1/15/31, Callable 7/15/30 @ 100 (a)	5,000	6,029
CrownRock LP/CrownRock Finance, Inc., 5.00%, 5/1/29, Callable 5/1/24 @ 102.5 (a)	2,000	2,089
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50%, 4/1/25, Callable 9/7/21 @ 105.63 (a)	1,163	1,171
CSI Compressco LP/CSI Compressco Finance, Inc. PIK, 10.00%, 4/1/26, Callable 4/1/23 @ 107.5 (a) (i) (n)	3,716	3,425
DCP Midstream Operating LP 5.13%, 5/15/29, Callable 2/15/29 @ 100	2,000	2,231
6.75%, 9/15/37 (a)	2,030	2,525
DT Midstream, Inc., 4.38%, 6/15/31, Callable 6/15/26 @ 102.19 (a)	2,000	2,075
Encino Acquisition Partners Holdings LLC, 8.50%, 5/1/28, Callable 5/1/24 @ 104.25 (a)	2,000	2,000
Endeavor Energy Resources LP/EER Finance, Inc., 6.63%, 7/15/25, Callable 7/15/22 @ 103.31 (a)	2,000	2,116
Energy Transfer Operating LP, 3.19% (LIBOR03M+302bps), 11/1/66, Callable 9/7/21 @ 100 (d)	3,000	2,468
Energy Transfer, LP, 7.12% (H15T5Y+531bps), 12/31/99, Callable 5/15/30 @ 100 (d) (l)	3,000	3,094
Enlink Midstream Partners LP, 6.00% (LIBOR03M+411bps), 12/31/99, Callable 12/15/22 @ 100 (d) (i) (l)	1,500	1,158
Enterprise Products Operating LLC, 2.91% (LIBOR03M+278bps), 6/1/67, Callable 9/7/21 @ 100 (d)	3,000	2,790
Enterprise TE Partners LP, 2.91% (LIBOR03M+278bps), 6/1/67, Callable 9/7/21 @ 100 (d)	3,000	2,471
EQT Corp., 8.75%, 2/1/30, Callable 11/1/29 @ 100	1,000	1,314
GenOn Energy, Inc., 9.88%, 10/15/20 (j) (k)	7,000	—
Hess Midstream Partners LP, 5.13%, 6/15/28, Callable 6/15/23 @ 102.56 (a)	3,000	3,141
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/1/28, Callable 11/1/23 @ 103.13 (a)	4,000	4,172
Indigo Natural Resources LLC, 5.38%, 2/1/29, Callable 2/1/24 @ 102.69 (a)	1,500	1,563
Laredo Petroleum, Inc., 10.13%, 1/15/28, Callable 1/15/23 @ 107.59	2,400	2,539
Martin Midstream Partners LP/Martin Midstream Finance Corp. 10.00%, 2/29/24, Callable 9/7/21 @ 102 (a)	480	489
11.50%, 2/28/25 (a)	3,019	3,109
MPLX LP, 6.87% (LIBOR03M+465bps), 12/31/99, Callable 2/15/23 @ 100 (d) (l)	5,000	5,086
Murphy Oil Corp. 6.88%, 8/15/24, Callable 9/7/21 @ 101.72	4,000	4,073
5.75%, 8/15/25, Callable 9/7/21 @ 102.88	6,765	6,903
Oasis Petroleum, Inc., 6.38%, 6/1/26, Callable 6/1/23 @ 103.19 (a)	100	104
Occidental Petroleum Corp. 2.90%, 8/15/24, Callable 7/15/24 @ 100	6,000	6,043
8.50%, 7/15/27, Callable 1/15/27 @ 100	5,000	6,244

See notes to financial statements.

15

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
6.38%, 9/1/28, Callable 3/1/28 @ 100	$5,000	$5,835
8.88%, 7/15/30, Callable 1/15/30 @ 100	2,000	2,698
4.37%, 10/10/36 (o)	3,500	1,827
Ovintiv Exploration, Inc., 5.38%, 1/1/26, Callable 10/1/25 @ 100 (h)	3,000	3,383
Ovintiv, Inc., 6.63%, 8/15/37	1,500	2,041
PDC Energy, Inc. 6.25%, 12/1/25, Callable 9/7/21 @ 104.69	5,000	5,157
5.75%, 5/15/26, Callable 9/7/21 @ 104.31	1,500	1,550
Petroleos Mexicanos, 6.63%, 6/15/35	12,000	11,624
Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100 (i)	2,000	2,072
Southern Union Co., 3.19% (LIBOR03M+302bps), 11/1/66, Callable 9/7/21 @ 100 (d)	2,000	1,362
Southwestern Energy Co. 6.20%, 1/23/25, Callable 10/23/24 @ 100	2,000	2,188
7.75%, 10/1/27, Callable 10/1/22 @ 103.88 (i)	1,000	1,073
Sunoco LP/Sunoco Finance Corp., 4.50%, 5/15/29, Callable 5/15/24 @ 102.25	3,000	3,067
Tallgrass Energy Partners LP/Tallgras Energy Finance Corp., 6.00%, 3/1/27, Callable 3/1/23 @ 103 (a)	3,000	3,105
Talos Production, Inc., 12.00%, 1/15/26, Callable 1/15/23 @ 106	2,000	2,082
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.00%, 1/15/28, Callable 1/15/23 @ 102.5	10,000	10,516
4.88%, 2/1/31, Callable 2/1/26 @ 102.44 (a)	2,000	2,162
Transocean Pontus Ltd., 6.13%, 8/1/25, Callable 9/6/21 @ 104.59 (a) (i)	363	358
Transocean, Inc., 11.50%, 1/30/27, Callable 7/30/23 @ 105.75 (a)	2,500	2,488
Western Midstream Operating LP, 6.50%, 2/1/50, Callable 8/1/49 @ 100	7,000	8,236
		176,876
Financials (9.6%):
Adient Global Holdings Corp., 4.88%, 8/15/26, Callable 9/6/21 @ 102.44 (a) (i)	6,700	6,851
AmTrust Financial Services, Inc., 6.13%, 8/15/23	5,000	5,060
AmWINS Group, Inc., 4.88%, 6/30/29, Callable 6/30/24 @ 102.44 (a)	2,000	2,039
AssuredPartners, Inc., 5.63%, 1/15/29, Callable 12/15/23 @ 102.81 (a)	2,000	1,989
Banc of California, Inc., 5.25%, 4/15/25, Callable 1/15/25 @ 100	5,000	5,269
Cadence Bancorp, 4.75% (LIBOR03M+303bps), 6/30/29, Callable 6/30/24 @ 100 (d)	2,000	2,187
Credit Acceptance Corp. 5.13%, 12/31/24, Callable 12/31/21 @ 102.56 (a)	1,000	1,033
6.63%, 3/15/26, Callable 3/15/22 @ 103.31 (i)	5,750	6,077
First Midwest Bancorp, Inc., 5.88%, 9/29/26, Callable 8/29/26 @ 100	5,000	5,878
Flex Acquisition Co., Inc. 6.88%, 1/15/25, Callable 9/7/21 @ 101.72 (a)	3,150	3,189
7.88%, 7/15/26, Callable 9/7/21 @ 103.94 (a)	2,000	2,087
Ford Motor Credit Co. LLC 4.13%, 8/17/27, Callable 6/17/27 @ 100	6,250	6,696
5.11%, 5/3/29, Callable 2/3/29 @ 100	10,000	11,321
4.00%, 11/13/30, Callable 8/13/30 @ 100 (h)	5,000	5,288
FS KKR Capital Corp. II, 4.25%, 2/14/25, Callable 1/14/25 @ 100 (a)	3,000	3,187
Genworth Holdings, Inc., 2.16% (LIBOR03M+200bps), 11/15/66, Callable 8/23/21 @ 100 (d)	2,000	1,258
Global Atlantic Fin Co., 4.70% (H15T5Y+380bps), 10/15/51, Callable 7/15/26 @ 100 (a) (d) (i)	5,000	5,087

See notes to financial statements.

16

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
HUB International Ltd., 7.00%, 5/1/26, Callable 8/17/21 @ 103.5 (a)	$3,000	$3,109
ILFC E-Capital Trust II, 3.91%, 12/21/65, Callable 9/7/21 @ 100 (a)	5,362	4,513
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 8/15/28, Callable 8/15/24 @ 102.5 (a) (m)	1,500	1,535
LABL Escrow Issuer LLC 6.75%, 7/15/26, Callable 7/15/22 @ 103.38 (a)	1,000	1,061
10.50%, 7/15/27, Callable 7/15/22 @ 105.25 (a) (h)	3,000	3,308
Lehman Brothers Holdings, 5.75%, 4/25/11, MTN (k)	1,000	7
Lehman Brothers Treasury Co. BV, 12/31/99, MTN (l) (p)	1,447	7
Level 3 Financing, Inc., 4.25%, 7/1/28, Callable 7/1/23 @ 102.13 (a)	2,917	2,973
MetLife, Inc., 10.75%, 8/1/69, Callable 8/1/34 @ 100	2,000	3,455
MUFG Americas Holdings Corp., 3.00%, 2/10/25, Callable 1/10/25 @ 100	1,000	1,071
Navient Corp. 6.75%, 6/25/25	7,000	7,794
6.75%, 6/15/26	5,000	5,611
5.63%, 8/1/33, MTN	6,000	5,826
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (d) (i)	1,000	1,086
OneMain Finance Corp. 8.88%, 6/1/25, Callable 6/1/22 @ 104.44	1,500	1,651
7.13%, 3/15/26	9,000	10,592
6.63%, 1/15/28, Callable 7/15/27 @ 100	1,000	1,156
5.38%, 11/15/29, Callable 5/15/29 @ 100	3,500	3,842
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 5/15/29, Callable 5/15/24 @ 102.44 (a)	2,000	2,052
PPL Capital Funding, Inc., 2.81% (LIBOR03M+267bps), 3/30/67, Callable 9/7/21 @ 100 (d)	5,000	4,894
Resideo Funding, Inc., 6.13%, 11/1/26, Callable 11/1/21 @ 104.59 (a)	974	1,024
Sally Holdings LLC/Sally Capital, Inc., 8.75%, 4/30/25, Callable 4/30/22 @ 104.38 (a)	3,000	3,270
SBL Holdings, Inc., 5.13%, 11/13/26, Callable 9/13/26 @ 100 (a)	5,000	5,562
Starwood Property Trust, Inc., 5.50%, 11/1/23, Callable 8/1/23 @ 100 (a)	1,000	1,050
Summer BC Bidco B LLC, 5.50%, 10/31/26, Callable 7/15/23 @ 102.75 (a)	2,000	2,031
Synovus Financial Corp., 5.90% (USSW5+338bps), 2/7/29, Callable 2/7/24 @ 100 (d)	10,000	10,808
The Hanover Insurance Group, Inc., 8.21%, 2/3/27	3,780	4,179
The Hartford Financial Services Group, Inc., 2.28% (LIBOR03M+213bps), 2/12/67, Callable 9/7/21 @ 100 (a) (d)	2,000	1,923
		169,886
Health Care (8.0%):
Bausch Health Cos., Inc. 5.00%, 1/30/28, Callable 1/30/23 @ 102.5 (a)	4,633	4,429
4.88%, 6/1/28, Callable 6/1/24 @ 102.44 (a)	2,500	2,579
5.25%, 1/30/30, Callable 1/30/25 @ 102.63 (a) (h)	13,370	12,595
5.25%, 2/15/31, Callable 2/15/26 @ 102.63 (a)	1,000	937
Centene Corp. 4.63%, 12/15/29, Callable 12/15/24 @ 102.31	5,000	5,484
3.38%, 2/15/30, Callable 2/15/25 @ 101.69	3,000	3,135
CHS, Inc., 8.00%, 3/15/26, Callable 3/15/22 @ 104 (a)	17,000	18,220

See notes to financial statements.

17

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CHS/Community Health Systems, Inc. 6.63%, 2/15/25, Callable 2/15/22 @ 103.31 (a)	$6,000	$6,295
6.88%, 4/15/29, Callable 4/15/24 @ 103.44 (a)	3,000	3,158
DaVita, Inc. 4.63%, 6/1/30, Callable 6/1/25 @ 102.31 (a)	1,500	1,550
3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a)	10,000	9,725
Eastern Maine Healthcare Systems, 5.02%, 7/1/36	3,000	3,321
Encompass Health Corp. 5.75%, 9/15/25, Callable 9/7/21 @ 102.88	2,000	2,051
4.63%, 4/1/31, Callable 4/1/26 @ 102.31	500	543
Global Medical Response, Inc., 6.50%, 10/1/25, Callable 10/1/21 @ 103.25 (a)	2,000	2,076
HCA, Inc. 5.63%, 9/1/28, Callable 3/1/28 @ 100	9,500	11,422
3.50%, 9/1/30, Callable 3/1/30 @ 100	3,000	3,248
Mednax, Inc., 6.25%, 1/15/27, Callable 1/15/22 @ 104.69 (a)	6,000	6,330
MPH Acquisition Holdings LLC, 5.75%, 11/1/28, Callable 11/1/23 @ 102.88 (a) (i)	1,500	1,456
Organon Finance 1 LLC 4.13%, 4/30/28, Callable 4/30/24 @ 102.06 (a)	5,000	5,128
5.13%, 4/30/31, Callable 4/30/26 @ 102.56 (a)	2,000	2,060
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 7.38%, 6/1/25, Callable 6/1/22 @ 103.69 (a) (h)	598	640
7.25%, 2/1/28, Callable 2/1/23 @ 103.63 (a)	1,218	1,327
Par Pharmaceutical, Inc., 7.50%, 4/1/27, Callable 4/1/22 @ 105.63 (a)	3,250	3,318
Prestige Brands, Inc., 3.75%, 4/1/31, Callable 4/1/26 @ 101.88 (a)	2,000	1,982
Select Medical Corp., 6.25%, 8/15/26, Callable 8/15/22 @ 103.13 (a)	5,000	5,293
Tenet Healthcare Corp. 6.75%, 6/15/23	3,000	3,259
5.13%, 11/1/27, Callable 11/1/22 @ 102.56 (a)	8,000	8,395
6.13%, 10/1/28, Callable 10/1/23 @ 103.06 (a)	5,000	5,324
6.88%, 11/15/31	3,000	3,435
US Acute Care Solutions, 6.38%, 3/1/26, Callable 3/1/23 @ 103.19 (a)	2,000	2,080
		140,795
Industrials (7.7%):
ADT Security Corp., 4.88%, 7/15/32 (a)	3,500	3,632
Advanced Drainage Systems, Inc., 5.00%, 9/30/27, Callable 9/30/22 @ 102.5 (a)	1,000	1,048
American Airlines, Inc., 11.75%, 7/15/25 (a)	2,000	2,500
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29 (a)	3,000	3,244
Atkore, Inc., 4.25%, 6/1/31, Callable 6/1/26 @ 102.13 (a) (i)	2,000	2,054
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 7/15/27, Callable 7/15/22 @ 102.88 (a) (i)	1,000	1,047
5.38%, 3/1/29, Callable 3/1/24 @ 102.69 (a) (i)	2,000	2,082
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25, Callable 9/7/21 @ 104.25 (a)	4,000	4,075
Builders FirstSource, Inc. 6.75%, 6/1/27, Callable 6/1/22 @ 103.38 (a)	2,771	2,965
4.25%, 2/1/32, Callable 8/1/26 @ 102.13 (a)	1,000	1,023
BWX Technologies, Inc., 4.13%, 4/15/29, Callable 4/15/24 @ 102.06 (a)	2,000	2,049
Covanta Holding Corp. 5.88%, 7/1/25, Callable 9/7/21 @ 102.94	3,000	3,108
5.00%, 9/1/30, Callable 9/1/25 @ 102.5	1,000	1,076

See notes to financial statements.

18

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Delta Air Lines, Inc. 7.00%, 5/1/25 (a)	$3,000	$3,529
7.38%, 1/15/26, Callable 12/15/25 @ 100	2,000	2,355
Fluor Corp., 4.25%, 9/15/28, Callable 6/15/28 @ 100 (i)	1,000	1,033
Gates Global LLC/Gates Corp., 6.25%, 1/15/26, Callable 1/15/22 @ 103.13 (a)	2,500	2,607
H&E Equipment Services, Inc., 3.88%, 12/15/28, Callable 12/15/23 @ 101.94 (a)	2,000	1,985
Hillenbrand, Inc., 5.75%, 6/15/25, Callable 6/15/22 @ 102.88	1,000	1,067
Howmet Aerospace, Inc., 5.95%, 2/1/37	5,000	6,343
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27, Callable 11/15/26 @ 100	4,000	4,208
JB Poindexter & Co., Inc., 7.13%, 4/15/26, Callable 9/7/21 @ 105.34 (a)	2,500	2,635
Matthews International Corp., 5.25%, 12/1/25, Callable 9/7/21 @ 103.94 (a)	3,500	3,607
Mueller Water Products, Inc., 4.00%, 6/15/29, Callable 6/15/24 @ 102 (a)	1,000	1,035
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.38%, 8/31/27, Callable 8/31/26 @ 100 (a)	1,000	972
6.25%, 1/15/28, Callable 1/15/23 @ 103.13 (a)	10,000	10,454
RR Donnelley & Sons Co., 8.25%, 7/1/27, Callable 7/1/23 @ 106.19 (i)	2,850	3,239
Sensata Technologies, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a)	2,000	2,015
Spirit AeroSystems, Inc., 5.50%, 1/15/25, Callable 10/15/22 @ 102.75 (a)	1,500	1,578
Spirit Airlines Pass Through Trust, 4.10%, 10/1/29	2,052	2,133
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 9/20/25, Callable 9/20/23 @ 104 (a)	75	84
Standard Industries, Inc., 3.38%, 1/15/31, Callable 7/15/25 @ 101.69 (a)	6,000	5,800
Terex Corp., 5.00%, 5/15/29, Callable 5/15/24 @ 102.5 (a)	3,000	3,118
Textron Financial Corp., 1.89% (LIBOR03M+174bps), 2/15/42, Callable 8/23/21 @ 100 (a) (d)	5,000	4,255
The ADT Security Corp., 4.13%, 8/1/29, Callable 8/1/28 @ 100 (a)	2,000	2,013
TransDigm, Inc. 8.00%, 12/15/25, Callable 4/8/22 @ 104 (a)	500	538
7.50%, 3/15/27, Callable 3/15/22 @ 103.75	5,000	5,298
5.50%, 11/15/27, Callable 11/15/22 @ 102.75	9,000	9,292
4.88%, 5/1/29, Callable 5/1/24 @ 102.44 (a)	5,000	5,028
U.S. Airways Pass Through Trust, 3.95%, 5/15/27	2,331	2,338
Uber Technologies, Inc. 8.00%, 11/1/26, Callable 11/1/21 @ 106 (a)	1,000	1,073
7.50%, 9/15/27, Callable 9/15/22 @ 105.63 (a)	3,000	3,280
United Airlines Pass Through Trust, 4.88%, 7/15/27	960	1,006
United Airlines, Inc. 4.38%, 4/15/26, Callable 10/15/25 @ 100 (a)	250	257
4.63%, 4/15/29, Callable 10/15/28 @ 100 (a)	250	257
United Rentals North America, Inc. 5.50%, 5/15/27, Callable 5/15/22 @ 102.75	5,000	5,260
4.00%, 7/15/30, Callable 7/15/25 @ 102	3,000	3,119
Waste Pro USA, Inc., 5.50%, 2/15/26, Callable 9/7/21 @ 104.13 (a)	3,000	3,056
WESCO Distribution, Inc., 7.25%, 6/15/28, Callable 6/15/23 @ 103.63 (a)	1,000	1,114
XPO Logistics, Inc., 6.25%, 5/1/25, Callable 5/1/22 @ 103.13 (a)	2,000	2,123
		139,007
Information Technology (4.0%):
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 5/1/28, Callable 5/1/24 @ 102.5 (a)	2,000	1,991

See notes to financial statements.

19

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Avaya, Inc., 6.13%, 9/15/28, Callable 9/15/23 @ 103.06 (a)	$2,500	$2,677
Boxer Parent Co., Inc., 7.13%, 10/2/25, Callable 6/1/22 @ 103.56 (a)	3,000	3,199
Brightstar Escrow Corp., 9.75%, 10/15/25, Callable 10/15/22 @ 104.88 (a)	2,000	2,150
Caesars Entertainment, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06 (a)	4,000	4,406
CDW LLC/CDW Finance Corp., 4.13%, 5/1/25, Callable 5/1/22 @ 102.06	2,000	2,077
Colt Merger Sub, Inc. 6.25%, 7/1/25, Callable 7/1/22 @ 103.13 (a)	6,000	6,331
5.75%, 7/1/25, Callable 7/1/22 @ 102.88 (a)	1,000	1,050
CommScope Technologies LLC 6.00%, 6/15/25, Callable 8/17/21 @ 102 (a)	5,200	5,280
5.00%, 3/15/27, Callable 3/15/22 @ 102.5 (a) (i)	12,000	12,133
Crowdstrike Holdings, Inc., 3.00%, 2/15/29, Callable 2/15/24 @ 101.5	1,000	1,014
Entegris, Inc., 3.63%, 5/1/29, Callable 5/1/24 @ 102.72 (a)	1,500	1,539
Gartner, Inc., 4.50%, 7/1/28, Callable 7/1/23 @ 102.25 (a)	1,500	1,585
J2 Global, Inc., 4.63%, 10/15/30, Callable 10/15/25 @ 102.21 (a)	1,500	1,595
Microchip Technology, Inc., 4.25%, 9/1/25, Callable 9/1/22 @ 102.13	3,000	3,154
NCR Corp. 5.13%, 4/15/29, Callable 4/15/24 @ 102.56 (a)	3,000	3,124
6.13%, 9/1/29, Callable 9/1/24 @ 103.06 (a)	3,000	3,273
Rocket Software, Inc., 6.50%, 2/15/29, Callable 2/15/24 @ 103.25 (a)	1,500	1,492
Square, Inc., 3.50%, 6/1/31, Callable 3/1/31 @ 100 (a)	1,667	1,729
Switch Ltd., 4.13%, 6/15/29, Callable 6/15/24 @ 102.06 (a)	2,000	2,059
Twilio, Inc., 3.88%, 3/15/31, Callable 3/15/26 @ 101.94	3,000	3,136
Unisys Corp., 6.88%, 11/1/27, Callable 11/1/23 @ 103.44 (a)	2,000	2,176
Western Digital Corp., 4.75%, 2/15/26, Callable 11/15/25 @ 100	2,500	2,776
		69,946
Materials (5.1%):
Allegheny Ludlum LLC, 6.95%, 12/15/25	1,456	1,588
Arconic Corp. 6.00%, 5/15/25, Callable 5/15/22 @ 103 (a)	2,000	2,114
6.13%, 2/15/28, Callable 2/15/23 @ 103.06 (a)	1,200	1,283
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 9/1/29, Callable 5/15/24 @ 102 (a)	2,500	2,503
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 8/15/27, Callable 8/15/22 @ 102.63 (a)	3,000	3,064
Axalta Coating Systems LLC, 3.38%, 2/15/29, Callable 2/15/24 @ 101.69 (a)	2,000	1,968
Bway Holding Co., 7.25%, 4/15/25, Callable 9/7/21 @ 101.81 (a)	9,000	8,778
Cleveland-Cliffs, Inc., 4.88%, 3/1/31, Callable 3/1/26 @ 102.44 (a) (i)	4,000	4,322
Compass Minerals International, Inc., 6.75%, 12/1/27, Callable 12/1/22 @ 103.38 (a)	4,000	4,286
Freeport-McMoRan, Inc., 4.25%, 3/1/30, Callable 3/1/25 @ 102.13	5,000	5,402
Kaiser Aluminum Corp., 4.50%, 6/1/31, Callable 6/1/26 @ 102.25 (a)	1,000	1,040
Kraton Polymers LLC/Kraton Polymers Capital Corp., 4.25%, 12/15/25, Callable 12/15/22 @ 102.13 (a)	2,000	2,047
Louisiana-Pacific Corp., 3.63%, 3/15/29, Callable 3/15/24 @ 101.81 (a)	10,000	10,075
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26, Callable 9/7/21 @ 103.13 (a)	1,000	1,030
Novelis Corp., 4.75%, 1/30/30, Callable 1/30/25 @ 102.38 (a)	3,000	3,196
Olin Corp., 5.00%, 2/1/30, Callable 2/1/24 @ 102.5	5,000	5,350

See notes to financial statements.

20

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Owens-Brockway Glass Container, Inc., 6.63%, 5/13/27, Callable 5/15/23 @ 103.31 (a)	$1,000	$1,083
Plastipak Holdings, Inc., 6.25%, 10/15/25, Callable 9/7/21 @ 103.13 (a)	4,000	4,077
PolyOne Corp., 5.75%, 5/15/25, Callable 5/15/22 @ 102.88 (a)	3,000	3,158
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 4.00%, 10/15/27, Callable 10/15/23 @ 102 (a)	1,000	999
SCIH Salt Holdings, Inc. 4.88%, 5/1/28, Callable 5/1/24 @ 102.44 (a)	2,063	2,066
6.63%, 5/1/29, Callable 5/1/24 @ 103.31 (a)	2,000	1,980
The Chemours Co. 5.38%, 5/15/27, Callable 2/15/27 @ 100 (i)	3,000	3,256
5.75%, 11/15/28, Callable 11/15/23 @ 102.88 (a)	3,000	3,182
Tronox, Inc., 4.63%, 3/15/29, Callable 3/15/24 @ 102.31 (a)	3,000	3,054
United States Steel Corp., 6.25%, 3/15/26, Callable 9/7/21 @ 103.13 (i)	2,000	2,061
Valvoline, Inc., 3.63%, 6/15/31, Callable 6/15/26 @ 101.81 (a)	1,000	995
Venator Finance SARL/Venator Materials LLC, 5.75%, 7/15/25, Callable 9/7/21 @ 102.88 (a)	2,000	1,925
Warrior Met Coal LLC, 8.00%, 11/1/24, Callable 9/7/21 @ 104 (a) (i)	2,125	2,164
		88,046
Real Estate (1.4%):
Diversified Healthcare Trust, 9.75%, 6/15/25, Callable 6/15/22 @ 104.88	3,000	3,311
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 3.88%, 2/15/29, Callable 11/15/28 @ 100 (a)	3,750	3,848
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27, Callable 10/15/22 @ 102.5	5,000	5,289
Outfront Media Capital LLC/Outfront Media Capital Corp. 6.25%, 6/15/25, Callable 6/15/22 @ 103.13 (a)	2,000	2,127
4.63%, 3/15/30, Callable 3/15/25 @ 102.31 (a)	1,000	1,008
Service Properties Trust 4.95%, 2/15/27, Callable 8/15/26 @ 100	2,000	1,971
4.95%, 10/1/29, Callable 7/1/29 @ 100	4,000	3,886
Vertical US Newco, Inc., 5.25%, 7/15/27, Callable 7/15/23 @ 102.63 (a)	2,000	2,113
VICI Properties LP/VICI Note Co., Inc., 4.13%, 8/15/30, Callable 2/15/25 @ 102.06 (a)	750	788
		24,341
Utilities (2.2%):
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, 6.75%, 10/15/27, Callable 10/15/22 @ 103.38 (a)	500	523
Calpine Corp. 4.50%, 2/15/28, Callable 2/15/23 @ 102.25 (a)	3,000	3,092
4.63%, 2/1/29, Callable 2/1/24 @ 102.31 (a)	10,000	9,930
FirstEnergy Transmission LLC, 5.45%, 7/15/44, Callable 1/15/44 @ 100 (a)	1,500	1,944
Genesis Energy LP, 6.50%, 10/1/25, Callable 9/7/21 @ 104.88	3,000	2,989
NRG Energy, Inc. 5.75%, 1/15/28, Callable 1/15/23 @ 102.88	3,000	3,187
3.63%, 2/15/31, Callable 2/15/26 @ 101.81 (a)	1,000	1,009
Pacific Gas and Electric Co., 4.20%, 6/1/41, Callable 12/1/40 @ 100	3,000	2,963
PG&E Corp. 5.00%, 7/1/28, Callable 7/1/23 @ 102.5 (i)	1,000	977

See notes to financial statements.

21

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.25%, 7/1/30, Callable 7/1/25 @ 102.63	$3,000	$2,926
Talen Energy Supply LLC, 7.25%, 5/15/27, Callable 5/15/22 @ 103.63 (a)	3,000	2,736
Vistra Operations Co. LLC 5.00%, 7/31/27, Callable 7/31/22 @ 102.5 (a)	5,000	5,166
4.38%, 5/1/29, Callable 5/1/24 @ 102.19 (a)	1,500	1,539
		38,981
Total Corporate Bonds (Cost $1,187,980)		1,276,276
Yankee Dollars (15.4%)
Communication Services (1.9%):
Altice France Holding SA, 6.00%, 2/15/28, Callable 2/15/23 @ 103 (a)	8,000	7,886
Altice France SA 7.38%, 5/1/26, Callable 8/17/21 @ 103.69 (a)	4,400	4,575
8.13%, 2/1/27, Callable 2/1/22 @ 106.09 (a)	6,000	6,497
5.13%, 7/15/29, Callable 4/15/24 @ 102.56 (a)	5,000	5,034
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. 8.75%, 5/25/24, Callable 8/23/21 @ 104.38 (a) (i)	2,500	2,597
8.75%, 5/25/24, Callable 8/23/21 @ 104.38 (a)	1,195	1,244
LCPR Seniorr Secured Financing DAC, 5.13%, 7/15/29, Callable 7/15/24 @ 102.56 (a)	1,500	1,540
Telecom Italia Capital SA, 7.20%, 7/18/36	5,000	6,388
		35,761
Consumer Discretionary (1.7%):
1011778 BC ULC/New Red Finance, Inc., 3.88%, 1/15/28, Callable 9/15/22 @ 101.94 (a)	3,000	3,025
Cirsa Finance International S.A.R.L, 7.88%, 12/20/23, Callable 8/17/21 @ 101.97 (a)	1,000	1,018
IHO Verwaltungs GmbH PIK, 6.38%, 5/15/29, Callable 5/15/24 @ 103.19 (a) (n)	3,524	3,837
International Game Technology PLC 6.50%, 2/15/25, Callable 8/15/24 @ 100 (a)	3,000	3,348
6.25%, 1/15/27, Callable 7/15/26 @ 100 (a)	3,000	3,405
Jaguar Land Rover Automotive PLC, 5.88%, 1/15/28, Callable 1/15/24 @ 102.94 (a)	1,500	1,554
Mattamy Group Corp., 4.63%, 3/1/30, Callable 3/1/25 @ 102.31 (a)	3,000	3,100
Melco Reosrts Finance Ltd., 5.38%, 12/4/29, Callable 12/4/24 @ 102.69 (a)	3,000	3,108
Melco Resorts Finance Ltd., 5.75%, 7/21/28, Callable 7/21/23 @ 102.88 (a)	2,000	2,077
Wynn Macau Ltd., 5.13%, 12/15/29, Callable 12/15/24 @ 102.56 (a) (i)	5,000	5,115
		29,587
Consumer Staples (0.7%):
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 2/15/28, Callable 2/15/23 @ 103.38 (a)	6,000	6,585
Leviathan Bond Ltd., 6.75%, 6/30/30, Callable 12/30/29 @ 100 (a)	2,000	2,240
Minerva Luxembourg SA, 5.88%, 1/19/28, Callable 1/19/23 @ 102.94 (a) (i)	3,000	3,173
		11,998
Energy (1.2%):
Baytex Energy Corp., 8.75%, 4/1/27, Callable 4/1/23 @ 106.56 (a)	3,000	3,002
Ithaca Energy North Sea PLC, 9.00%, 7/15/26, Callable 7/15/23 @ 104.5 (a)	2,000	1,992

See notes to financial statements.

22

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Northriver Midstream Finance LP, 5.63%, 2/15/26, Callable 10/15/22 @ 102.81 (a)	$3,000	$3,097
Petrobras Global Finance BV, 5.50%, 6/10/51, Callable 12/10/50 @ 100	2,000	1,969
Petroleos Mexicanos 6.84%, 1/23/30, Callable 10/23/29 @ 100	5,000	5,213
5.95%, 1/28/31, Callable 10/28/30 @ 100 (i)	3,000	2,947
Tecpetrol SA, 4.88%, 12/12/22, Callable 8/17/21 @ 102.44 (a) (i)	2,000	1,999
Transportadora de Gas del Sur SA, 6.75%, 5/2/25, Callable 5/2/22 @ 103.38 (a) (i)	2,415	2,272
Tullow Oil PLC, 10.25%, 5/15/26, Callable 5/6/23 @ 105 (a)	1,500	1,564
		24,055
Financials (3.0%):
Altice Financing SA, 5.00%, 1/15/28, Callable 1/15/23 @ 102.5 (a)	6,000	5,897
BBVA Bancomer SA, 5.87% (H15T5Y+431bps), 9/13/34, Callable 9/13/29 @ 100 (a) (d)	4,500	4,910
Deutsche Bank AG 4.30% (USSW5+225bps), 5/24/28, Callable 5/24/23 @ 100 (d)	2,000	2,071
5.88% (SOFR+544bps), 7/8/31, Callable 4/8/30 @ 100 (d)	4,000	4,717
4.87% (USISDA05+255bps), 12/1/32, Callable 12/1/27 @ 100 (d)	12,000	13,062
Intelsat Jackson Holdings SA 5.50%, 8/1/23, Callable 9/7/21 @ 100 (k) (q)	1,000	550
8.50%, 10/15/24, Callable 9/6/21 @ 106.38 (a) (k) (q)	1,000	573
Intesa Sanpaolo SpA, 5.71%, 1/15/26 (a)	5,000	5,646
Natwest Group PLC, 2.47% (LIBOR03M+232bps), 12/31/99, Callable 9/30/27 @ 100 (d) (l)	2,900	2,888
UniCredit SpA, 7.30% (USISDA05+491bps), 4/2/34, Callable 4/2/29 @ 100 (a) (d)	10,000	12,171
		52,485
Health Care (1.0%):
Bausch Health Cos., Inc. 6.13%, 4/15/25, Callable 9/7/21 @ 102.04 (a)	1,938	1,980
7.25%, 5/30/29, Callable 5/30/24 @ 103.63 (a)	5,000	5,178
Endo Luxembourg Finance Co. I Sarl / ENDO US, Inc., 6.13%, 4/1/29, Callable 4/1/24 @ 104.59 (a)	6,000	5,962
Teva Pharmaceutical Finance Netherlands III BV 6.75%, 3/1/28, Callable 12/1/27 @ 100 (i)	3,000	3,335
4.10%, 10/1/46	3,000	2,647
		19,102
Industrials (1.7%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/27, Callable 4/21/27 @ 100 (h)	3,000	3,222
Air Canada Pass Through Trust, 4.13%, 11/15/26 (a)	5,106	5,228
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28, Callable 12/15/23 @ 102.06 (a) (i)	1,000	1,018
Bombardier, Inc. 7.50%, 3/15/25, Callable 9/7/21 @ 102.5 (a)	10,000	10,208
7.88%, 4/15/27, Callable 4/15/22 @ 103.94 (a) (i)	5,000	5,180
Danaos Corp., 8.50%, 3/1/28, Callable 3/1/24 @ 104.25 (a)	1,000	1,085
Rolls-Royce PLC, 5.75%, 10/15/27, Callable 7/15/27 @ 100 (a)	3,167	3,470
		29,411

See notes to financial statements.

23

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Materials (2.9%):
Alcoa Nederland Holding, 6.13%, 5/15/28, Callable 5/15/23 @ 103.06 (a)	$4,000	$4,381
Alcoa Nederland Holding BV, 4.13%, 3/31/29, Callable 3/31/24 @ 102.06 (a) (i)	4,000	4,202
ArcelorMittal, 7.25%, 10/15/39	7,000	10,221
Cemex SAB de CV, 5.45%, 11/19/29, Callable 11/19/24 @ 102.73 (a)	3,000	3,295
Eldorado Gold Corp., 9.50%, 6/1/24, Callable 12/1/21 @ 107.13 (a)	2,342	2,530
First Quantum Minerals Ltd., 7.50%, 4/1/25, Callable 8/17/21 @ 103.75 (a)	10,000	10,368
Infrabuild Australia Pty Ltd., 12.00%, 10/1/24, Callable 10/1/21 @ 109 (a) (i)	2,000	2,128
Intertape Polymer Group, Inc., 4.38%, 6/15/29, Callable 6/15/24 @ 102.19 (a)	1,000	1,022
Methanex Corp., 5.25%, 12/15/29, Callable 9/15/29 @ 100	6,000	6,629
Mineral Resources Ltd., 8.13%, 5/1/27, Callable 5/1/22 @ 106.09 (a)	3,000	3,282
NOVA Chemicals Corp., 4.25%, 5/15/29, Callable 5/15/24 @ 102.13 (a)	2,000	2,027
		50,085
Real Estate (0.1%):
Vertical Holdco GmbH, 7.63%, 7/15/28, Callable 7/15/23 @ 103.81 (a)	1,000	1,085
Sovereign Bond (0.2%):
Bahamas Government International Bond, 6.00%, 11/21/28, Callable 8/21/28 @ 100 (a)	3,000	2,950
Utilities (1.0%):
AES Gener SA, 7.12% (USSW5+464bps), 3/26/79, Callable 4/7/24 @ 100 (a) (d)	5,000	5,275
Comision Federal de Electricidad, 3.35%, 2/9/31, Callable 11/9/30 @ 100 (a)	1,200	1,194
Electricite de France SA, 5.25% (USSW10+371bps), 12/31/99, Callable 1/29/23 @ 100 (a) (d) (l)	3,000	3,138
Empresa Electrica Cochrane SpA, 5.50%, 5/14/27 (a)	2,555	2,541
ENEL SpA, 8.75% (USSW5+588bps), 9/24/73, Callable 9/24/23 @ 100 (a) (d)	2,975	3,432
		15,580
Total Yankee Dollars (Cost $249,128)		272,099
Municipal Bonds (0.2%)
Illinois (0.1%):
City of Chicago, GO, Series B, 7.05%, 1/1/29	1,720	1,995
New Jersey (0.1%):
South Jersey Transportation Authority Revenue, Series B, 3.36%, 11/1/28	1,375	1,433
Total Municipal Bonds (Cost $3,095)		3,428
Commercial Paper (2.9%)
Aviation Capital Group LLC 0.12%, 8/2/21 (a) (o)	8,800	8,800
0.09%, 8/9/21 (a) (o)	3,400	3,400
0.10%, 8/16/21 (a) (o)	5,200	5,200
Enable Midstream Partners LP, 0.46%, 8/2/21 (a) (o)	13,200	13,199
Jabil, Inc. 0.70%, 8/2/21 (a) (o)	6,200	6,200
0.62%, 8/3/21 (a) (o)	6,300	6,300
Plains Midstream Canada, 0.44%, 8/2/21 (a) (o)	8,500	8,500
Total Commercial Paper (Cost $51,599)		51,599

See notes to financial statements.

24

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (2.1%)
iShares iBoxx High Yield Corporate Bond ETF (h) (i)	219,043	$19,241
SPDR Bloomberg Barclays High Yield Bond ETF (h) (i)	160,044	17,568
Total Exchange-Traded Funds (Cost $34,372)		36,809
Collateral for Securities Loaned^ (3.3%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (r)	661,906	662
HSBC U.S. Government Money Market Fund I Shares, 0.03% (r)	58,146,800	58,147
Total Collateral for Securities Loaned (Cost $58,809)		58,809
Total Investments (Cost $1,684,954) — 102.1%		1,804,209
Liabilities in excess of other assets — (2.1)%		(36,963)
NET ASSETS — 100.00%		$1,767,246

At July 31, 2021, the Fund's investments in foreign securities were 16.2% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of July 31, 2021, the fair value of these securities was $982,152 (thousands) and amounted to 55.6% of net assets.

(b)  Amount represents less than 0.05% of net assets.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at July 31, 2021.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2021.

(e)  Security is interest only.

(f)  Rounds to less than $1 thousand.

(g)  Non-income producing security.

(h)  All or a portion of this security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(i)  All or a portion of this security is on loan.

(j)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.1% of net assets as of July 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements).

(k)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of July 31, 2021, illiquid securities were 0.1% of net assets.

(l)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(m)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

See notes to financial statements.

25

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2021

(n)  All of the coupon is paid in kind.

(o)  Rate represents the effective yield at July 31, 2021.

(p)  Zero-coupon bond.

(q)  Defaulted security

(r)  Rate disclosed is the daily yield on July 31, 2021.

(s)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

ADR — American Depositary Receipt

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

ETF — Exchange-Traded Fund

GO — General Obligation

H15T5Y — 5 Year Treasury Constant Maturity Rate

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PIK — Payment in-kind

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

ULC — Unlimited Liability Co.

USISDA05 — 5 Year ICE Swap Rate, rate disclosed as of July 31, 2021.

USSW10 — USD 10 Year Swap Rate, rate disclosed as of July 31, 2021

USSW5 — USD 5 Year Swap Rate, rate disclosed as of July 31, 2021.

See notes to financial statements.

26

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA High Income Fund
Assets:
Investments, at value (Cost $1,684,954)	$1,804,209	(a)
Cash	2,109
Deposit with broker for futures contracts	90
Receivables:
Interest and dividends	23,443
Capital shares issued	412
Investments sold	4,394
From Adviser	22
Prepaid expenses	35
Total Assets	1,834,714
Liabilities:
Payables:
Collateral received on loaned securities	58,809
Investments purchased	7,023
Capital shares redeemed	478
Accrued expenses and other payables:
Investment advisory fees	674
Administration fees	192
Custodian fees	21
Transfer agent fees	172
Compliance fees	1
Trustees' fees	1
12b-1 fees	—	(b)
Other accrued expenses	97
Total Liabilities	67,468
Net Assets:
Capital	1,860,411
Total accumulated earnings/(loss)	(93,165)
Net Assets	$1,767,246
Net Assets
Fund Shares	$962,971
Institutional Shares	801,226
Class A	2,586
R6 Shares	463
Total	$1,767,246
Shares (unlimited number of shares authorized with no par value):
Fund Shares	121,575
Institutional Shares	101,279
Class A	326
R6 Shares	58
Total	223,238
Net asset value, offering and redemption price per share: (c)
Fund Shares	$7.92
Institutional Shares	7.91
Class A	7.94
R6 Shares	7.92
Maximum Sales Charge — Class A	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$8.12

(a)  Includes $57,036 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

27

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

	USAA High Income Fund
Investment Income:
Dividends	$6,366
Interest	97,367
Securities lending (net of fees)	373
Total Income	104,106
Expenses:
Investment advisory fees	7,939
Administration fees — Fund Shares	1,485
Administration fees — Institutional Shares	807
Administration fees — Class A	9
Administration fees — R6 Shares	2
Sub-Administration fees	23
12b-1 fees — Class A	15
Custodian fees	136
Transfer agent fees — Fund Shares	1,252
Transfer agent fees — Institutional Shares	807
Transfer agent fees — Class A	6
Transfer agent fees — R6 Shares	—	(a)
Trustees' fees	58
Compliance fees	12
Legal and audit fees	164
State registration and filing fees	96
Interfund lending fees	—	(a)
Other expenses	231
Total Expenses	13,042
Expenses waived/reimbursed by Adviser	(114)
Net Expenses	12,928
Net Investment Income (Loss)	91,178
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	20,046
Net change in unrealized appreciation/depreciation on investment securities	92,386
Net realized/unrealized gains (losses) on investments	112,432
Change in net assets resulting from operations	$203,610

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

28

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA High Income Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income (loss)	$91,178	$112,163
Net realized gains (losses) from investments	20,046	(149,455)
Net change in unrealized appreciation/depreciation on investments	92,386	28,915
Change in net assets resulting from operations	203,610	(8,377)
Distributions to Shareholders:
Fund Shares	(48,734)	(64,546)
Institutional Shares	(40,433)	(45,706)
Class A	(296)	(507)
R6 Shares	(208)	(310)
Change in net assets resulting from distributions to shareholders	(89,671)	(111,069)
Change in net assets resulting from capital transactions	(185,398)	(183,394)
Change in net assets	(71,459)	(302,840)
Net Assets:
Beginning of period	1,838,705	2,141,545
End of period	$1,767,246	$1,838,705
Capital Transactions:
Fund Shares
Proceeds from shares issued	$90,425	$170,453
Distributions reinvested	45,288	59,873
Cost of shares redeemed	(262,821)	(338,042)
Total Fund Shares	$(127,108)	$(107,716)
Institutional Shares
Proceeds from shares issued	$130,926	$153,393
Distributions reinvested	40,372	44,791
Cost of shares redeemed	(219,424)	(272,137)
Total Institutional Shares	$(48,126)	$(73,953)
Class A
Proceeds from shares issued	$82	$957
Distributions reinvested	102	216
Cost of shares redeemed	(5,204)	(3,341)
Total Class A	$(5,020)	$(2,168)
R6 Shares
Proceeds from shares issued	$162	$858
Distributions reinvested	22	29
Cost of shares redeemed	(5,328)	(444)
Total R6 Shares	$(5,144)	$443
Change in net assets resulting from capital transactions	$(185,398)	$(183,394)

(continues on next page)

See notes to financial statements.

29

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA High Income Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
Share Transactions:
Fund Shares
Issued	11,660	22,775
Reinvested	5,880	8,026
Redeemed	(34,060)	(46,089)
Total Fund Shares	(16,520)	(15,288)
Institutional Shares
Issued	17,052	21,816
Reinvested	5,246	6,030
Redeemed	(28,493)	(36,069)
Total Institutional Shares	(6,195)	(8,223)
Class A
Issued	12	126
Reinvested	13	29
Redeemed	(662)	(457)
Total Class A	(637)	(302)
R6 Shares
Issued	20	113
Reinvested	3	4
Redeemed	(681)	(61)
Total R6 Shares	(658)	56
Change in Shares	(24,010)	(23,757)

See notes to financial statements.

30

This page is intentionally left blank.

31

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA High Income Fund
Fund Shares
Year Ended:
July 31, 2021	$7.44	0.39	(b)	0.47	0.86	(0.38)	(0.38)
July 31, 2020	$7.91	0.44	(b)	(0.47)	(0.03)	(0.44)	(0.44)
July 31, 2019	$8.01	0.47		(0.10)	0.37	(0.47)	(0.47)
July 31, 2018	$8.27	0.47		(0.26)	0.21	(0.47)	(0.47)
July 31, 2017	$7.90	0.47		0.37	0.84	(0.47)	(0.47)
Institutional Shares
Year Ended:
July 31, 2021	$7.43	0.39	(b)	0.48	0.87	(0.39)	(0.39)
July 31, 2020	$7.90	0.44	(b)	(0.47)	(0.03)	(0.44)	(0.44)
July 31, 2019	$8.00	0.47		(0.09)	0.38	(0.48)	(0.48)
July 31, 2018	$8.26	0.48		(0.26)	0.22	(0.48)	(0.48)
July 31, 2017	$7.90	0.48		0.36	0.84	(0.48)	(0.48)
Class A
Year Ended:
July 31, 2021	$7.46	0.38	(b)	0.47	0.85	(0.37)	(0.37)
July 31, 2020	$7.93	0.43	(b)	(0.48)	(0.05)	(0.42)	(0.42)
July 31, 2019	$8.03	0.46		(0.10)	0.36	(0.46)	(0.46)
July 31, 2018	$8.28	0.46		(0.26)	0.20	(0.45)	(0.45)
July 31, 2017	$7.92	0.46		0.35	0.81	(0.45)	(0.45)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Prior to December 1, 2017, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of Class A to 1.05% of the Class A average daily net assets.

(e)  Prior to December 1, 2016, AMCO voluntarily agreed to limit the annual expenses of Class A to 1.15% of Class A average daily net assets.
See notes to financial statements.

32

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses**^		Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA High Income Fund
Fund Shares
Year Ended:
July 31, 2021	$—		$7.92	11.84%	0.75%		5.01%	0.75%	$962,971	30%
July 31, 2020	—		$7.44	(0.27)%	0.81%		5.82%	0.81%	$1,027,510	48%
July 31, 2019	—	(c)	$7.91	4.85%	0.85%		5.93%	0.85%	$1,212,711	31%
July 31, 2018	—	(c)	$8.01	2.65%	0.81%		5.79%	0.81%	$1,207,790	22%
July 31, 2017	—	(c)	$8.27	10.92%	0.83%		5.80%	0.83%	$1,225,990	21%
Institutional Shares
Year Ended:
July 31, 2021	$—		$7.91	11.93%	0.67%		5.08%	0.68%	$801,226	30%
July 31, 2020	—		$7.43	(0.19)%	0.72%		5.91%	0.73%	$798,688	48%
July 31, 2019	—	(c)	$7.90	4.94%	0.78%		6.00%	0.78%	$913,599	31%
July 31, 2018	—	(c)	$8.00	2.74%	0.72%		5.88%	0.72%	$966,124	22%
July 31, 2017	—	(c)	$8.26	10.89%	0.75%		5.89%	0.75%	$970,767	21%
Class A
Year Ended:
July 31, 2021	$—		$7.94	11.58%	0.92%		4.89%	1.37%	$2,586	30%
July 31, 2020	—		$7.46	(0.44)%	0.98%		5.63%	1.09%	$7,184	48%
July 31, 2019	—	(c)	$7.93	4.69%	1.00%		5.78%	1.21%	$10,021	31%
July 31, 2018	—	(c)	$8.03	2.55%	1.02	%(d)	5.58%	1.13%	$10,019	22%
July 31, 2017	—	(c)	$8.28	10.49%	1.08	%(e)	5.55%	1.15%	$10,096	21%

(continues on next page)

See notes to financial statements.

33

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  continued

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA High Income Fund
R6 Shares
Year Ended:
July 31, 2021	$7.43	0.40	(d)	0.49	0.89	(0.40)	(0.40)
July 31, 2020	$7.90	0.45	(d)	(0.47)	(0.02)	(0.45)	(0.45)
July 31, 2019	$8.01	0.48		(0.10)	0.38	(0.49)	(0.49)
July 31, 2018	$8.26	0.48		(0.25)	0.23	(0.48)	(0.48)
December 1, 2016 (e) through July 31, 2017	$7.98	0.32		0.28	0.60	(0.32)	(0.32)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Commencement of operations.

See notes to financial statements.

34

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return*(a)	Net Expenses**^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA High Income Fund
R6 Shares
Year Ended:
July 31, 2021	$7.92	12.25%	0.58%	5.25%	0.92%	$463	30%
July 31, 2020	$7.43	(0.12)%	0.64%	5.98%	0.82%	$5,323	48%
July 31, 2019	$7.90	4.95%	0.65%	6.13%	0.96%	$5,214	31%
July 31, 2018	$8.01	2.94%	0.65%	5.95%	0.92%	$5,055	22%
December 1, 2016 (e) through July 31, 2017	$8.26	7.64%	0.65%	5.88%	1.26%	$5,177	21%

See notes to financial statements.

35

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA High Income Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1		Level 2	Level 3	Total
Asset-Backed Securities	$—		$2,348	$—	$2,348
Collateralized Mortgage Obligations	—		324	—	324
Common Stocks	31,268		—	2,152	33,420
Preferred Stocks	27,692		7,921	—	35,613
Warrants	—	(a)	—	—	—	(a)
Convertible Corporate Bond	—		1,244	—	1,244
Senior Secured Loans	—		32,234	6	32,240
Corporate Bonds	—		1,276,276	—	1,276,276
Yankee Dollars	—		272,099	—	272,099
Municipal Bonds	—		3,428	—	3,428
Commercial Paper	—		51,599	—	51,599
Exchange-Traded Funds	36,809		—	—	36,809
Collateral for Securities Loaned	58,809		—	—	58,809
Total	$154,578		$1,647,473	$2,158	$1,804,209

(a) Less than $1 thousand.

As of July 31, 2021, there were no significant Level 3 holdings in the fair value hierarchy. For the year ended July 31, 2021, there were no significant transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Bank Loans:

The Fund may invest in loan interests and direct debt instruments, generally referred to as bank loans, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Below-Investment-Grade Securities:

The Fund invests in below-investment-grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposit with broker for futures contracts. As of July 31, 2021, the Fund did not hold any futures contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statement of Operations.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality, short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$57,036	$—	$58,809

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$26,258	$793

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$519,143	$685,861

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of July 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.7%
USAA Target Retirement Income Fund	1.9%
USAA Target Retirement 2030 Fund	3.4%
USAA Target Retirement 2040 Fund	3.0%
USAA Target Retirement 2050 Fund	0.9%
USAA Target Retirement 2060 Fund	0.1%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper High Yield Bond Funds Index. The Lipper High Yield Bond Funds Index tracks the total return performance of the largest funds within the Lipper High Yield Bond Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper High Yield Bond Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to July 31, 2021, performance fees were $(643), $(445), $(5), and $(3) for Fund Shares, Institutional Shares, Class A, and R6 Shares in thousands, respectively. Performance adjustments were (0.06)%, (0.06)%, (0.08)%, and (0.07)% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively.

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares, Class A, and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended July 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended July 31, 2021, the Distributor received less than $1 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 0.83%, 0.73%, 1.00%, and 0.65% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of July 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$10	$69	$114	$193

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

High-Yield/Junk Bond Risk — Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

than higher quality debt securities, and their values can decline significantly over short and longer periods of time.

LIBOR Discontinuation Risk — Many debt securities, derivatives, and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six, and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,560	4	0.59%	$6,167

*  For the year ended July 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021		Year Ended July 31, 2020
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$89,671	$89,671	$111,069	$111,069

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Deficit)	Accumulated Earnings	Accumulated Capital and Other Loss	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$4,183	$(55)	$4,128	$(216,456)	$119,163	$(93,165)

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, and hybrid accruals interest purchased.

As of July 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$30,452	$186,004	$216,456

During the tax year ended July 31, 2021, the Fund utilized $13,600 thousand of short-term capital loss carryforwards, and $6,270 thousand of long-term capital loss carryforwards.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,685,046	$140,519	$(21,356)	$119,163

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA High Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

48

USAA Mutual Funds Trust	Supplemental Information July 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

50

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

51

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

52

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

53

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

54

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2020, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21- 7/31/21*	Hypothetical Expenses Paid During Period 2/1/21- 7/31/21*	Annualized Expense Ratio During Period 2/1/21- 7/31/21
Fund Shares	$1,000.00	$1,039.20	$1,021.12	$3.74	$3.71	0.74%
Institutional Shares	1,000.00	1,039.60	1,021.42	3.44	3.41	0.68%
Class A	1,000.00	1,038.10	1,020.33	4.55	4.51	0.90%
R6 Shares	1,000.00	1,042.20	1,022.02	2.84	2.81	0.56%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

55

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021:

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Qualified Interest Income
1%	4%	91%

56

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds Trust have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

57

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40052-0921

JULY 31, 2021

Annual Report

USAA Money Market Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Supplemental Information (Unaudited)	26
Trustees' and Officers' Information	26
Proxy Voting and Portfolio Holdings Information	32
Expense Example	32
Additional Federal Income Tax Information	33
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

It's hard to believe that it was just last summer when we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed's") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are still a bit uneasy, but with a different set of worries. Financial assets have recovered, but the pandemic is still on the back of everyone's mind, and we are all wondering how a recent surge in COVID-19 cases will impact markets going forward. Today, CEOs are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. If anything, this merely exemplifies just how dynamic and unpredictable markets can be.

Nevertheless, we consider ourselves relatively fortunate despite the myriad challenges of the past year. For starters, we are thankful how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in gross domestic product ("GDP"). It wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury rallied sharply as many investors began to shift their focus. Deflation was out; inflation was in. More recently, the calculus has shifted once again. This summer a new variant of the virus emerged, and investors began worrying about future economic growth. With those concerns volatility re-emerged and Treasury yields retreated. The ride continues.

So how did markets actually fare during our most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered impressive gains of nearly 35% for this 12-month period ended July 31, 2021. Not coincidentally, this broad market index has been hovering near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 69 basis points (a basis point is 1/100th of one percent), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. As the end of our reporting period approached, however, the yield on the 10-Year U.S. Treasury began trending lower, reflecting pandemic and growth concerns and finishing at 1.24% on July 31, 2021.

Where to from here? Our investment professionals continually monitor the environment and work hard to position portfolios opportunistically. There will no doubt be more challenges ahead, but we think it's important to reflect on the positives and remember our collective spirit and perseverance. Markets endured this past

2

year and even surprised to the upside, and investors who remained calm in the face of adversity and focused on their longer-term investment goals were likely rewarded. In our view, that always seems to be the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Money Market Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Throughout the 12-month reporting period ending July 31, 2021, the target federal funds ("fed funds") rate was unchanged at a range of between 0.00% and 0.25%. Officials at the U.S. Federal Reserve (the "Fed") set the short-term rate target to these low levels in order to support the U.S. economy during the country's battle with COVID-19. Recent commentary from the Fed indicates that it doesn't expect to raise the target rate anytime soon. The Fed has said it will keep rates at zero "until it is confident that the economy has weathered recent events and is on track" to achieve its goals of stable prices and strong employment. As a result of the Fed's interest rate target of zero during the reporting period, interest rates on money market instruments were low throughout the reporting period. As a result, yields on money market mutual funds were also low. However, investors continued to rely on the perceived risk profile of money market funds.

•  How did the USAA Money Market Fund (the "Fund") perform during the reporting period?

For the reporting period ended July 31, 2021, the Fund had a return of 0.01%, compared to an average return of 0.02% for the funds in the Lipper Money Market Funds category.

•  What strategies did you employ during the period?

During the reporting period ending July 31, 2021, we continued to invest in commercial paper, fixed-rate Yankee CDs, Treasury securities, and corporate notes. We moderated the Fund's investments in variable rate Yankee CDs as interest rates moved lower while maintaining our exposure to variable rate demand notes ("VRDNs"). The VRDNs owned by the Fund give us flexibility because they can be sold at par (100% of face value) upon notice of seven days or less. Furthermore, most of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest, providing the Fund with a degree of safety and liquidity. As always, we relied on our team of analysts to help us identify securities that we believe represented relative value. These specialists also continue to analyze and monitor every holding in the portfolio

Thank you for allowing us to assist in your investment needs.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investors' shares at $1.00 per share, it is possible to lose money by investing in a money market fund.

4

USAA Mutual Funds Trust

USAA Money Market Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2021

Fund Shares
INCEPTION DATE	1/30/81
Net Asset Value
One Year	0.01%
Five Year	0.89%
Ten Year	0.45%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Money Market Fund — Growth of $10,000

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

5

USAA Mutual Funds Trust USAA Money Market Fund	July 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks the highest income consistent with preservation of capital and the maintenance of liquidity.

Portfolio Mix

July 31, 2021

(% of Net Assets)

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Corporate Bonds (11.5%)
Consumer Discretionary (0.2%):
Harvest Time Tabernacle, Inc. (LOC — Federal Home Loan Bank of Dallas), 0.18%, 8/1/37 (a)	$3,995	$3,995
Consumer Staples (1.4%):
Altoona-Blair County Development Corp. (LOC — PNC Financial Services Group), 0.15%, 4/1/35, Callable 8/16/21 @ 100 (a) (b)	20,000	20,000
Labcon North America (LOC — BNP Paribas), 0.18%, 6/1/44 (a)	6,920	6,920
		26,920
Financials (9.9%):
Bass Pro Rossford Development Co. LLC (LOC — Fifth Third Bank), 0.24%, 11/1/27 (a)	20,755	20,755
Carol Allen Family Liquidity Trust (LOC — Comerica Bank, N.A.), 0.15%, 3/1/48, Callable 9/7/21 @ 100 (a)	25,000	25,000
Chad J Himmel Irrevocable Trust (LOC — Federal Home Loan Bank of Dallas), 0.12%, 7/1/48, Callable 9/7/21 @ 100 (a)	5,290	5,290
Columbus Hotel Investment One LLC (LOC — Federal Home Loan Bank of New York), 0.12%, 10/1/48, Callable 9/7/21 @ 100 (a)	6,535	6,535
David S Pearl II Irrevocable Trust (LOC — Federal Home Loan Bank of Dallas), 0.20%, 11/1/36, Callable 9/7/21 @ 100 (a)	2,670	2,670
Delos LLC (LOC — Wells Fargo & Co.), 0.16%, 3/1/37 (a)	8,880	8,880
Elsinore Properties LP (LOC — Fifth Third Bank), 0.18%, 2/1/37 (a)	3,930	3,930
Fiore Capital LLC (LOC — Wells Fargo & Co.), 0.13%, 8/1/45 (a)	24,990	24,990
Gillean Family Trust (LOC — Federal Home Loan Bank of Dallas), 0.12%, 12/1/39, Callable 9/7/21 @ 100 (a)	6,140	6,140
Herman & Kittle Capital LLC (LOC — Federal Home Loan Bank of Cincinnati), 0.12%, 2/1/37 (a)	3,505	3,505
Lamar Avenue Trust (LOC — Federal Home Loan Bank of Dallas), 0.12%, 12/1/37, Callable 9/7/21 @ 100 (a)	4,445	4,445
Lavonia O Frick Family Trust (LOC — Federal Home Loan Bank of Atlanta), 0.12%, 8/1/48, Callable 9/7/21 @ 100 (a)	6,000	6,000
Mark E Potteiger Irrevocable Life Insurance Trust (LOC — Federal Home Loan Bank of Dallas), 0.12%, 6/1/48, Callable 9/7/21 @ 100 (a)	4,025	4,025
Medilucent MOB I LP (LOC — PNC Financial Services Group), 0.15%, 8/1/30 (a)	5,870	5,870
NLS Irrevocable Trust (LOC — Bank of Oklahoma, N.A.), 0.15%, 12/1/39, Callable 9/7/21 @ 100 (a)	11,260	11,260
Opler Irrevocable Trust (LOC — Bank of Oklahoma, N.A.), 0.15%, 11/1/39, Callable 9/7/21 @ 100 (a)	9,280	9,280
Pinnacle Properties Development Group LLC (LOC — Federal Home Loan Bank of Cincinnati), 0.12%, 6/15/41 (a)	7,204	7,204
Stivers Realty LC (LOC — Federal Home Loan Bank of Dallas), 0.12%, 7/1/43, Callable 9/7/21 @ 100 (a)	6,010	6,010
Stobro Co. LP (LOC — Federal Home Loan Bank of Pittsburgh), 0.25%, 1/1/32 (a)	9,650	9,650
The Debra B Kennedy Irrevocable Trust (LOC — Federal Home Loan Bank of Dallas), 0.12%, 5/1/48, Callable 9/7/21 @ 100 (a)	4,420	4,420
The Dennis Wesley Co., Inc. (LOC — Federal Home Loan Bank of Indianapolis) 0.12%, 6/15/34, Callable 9/7/21 @ 100 (a)	1,905	1,905
0.12%, 11/15/39, Callable 9/7/21 @ 100 (a)	10,125	10,125

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Linda E Krejsek Life Insurance Trust (LOC — Federal Home Loan Bank of Dallas), 0.12%, 9/1/37 (a)	$5,490	$5,490
		193,379
Total Corporate Bonds (Cost $224,294)		224,294
Yankee Dollars (1.8%)
Materials (1.8%):
SSAB AB (LOC — Credit Agricole Corp. Inv. Bank), 0.12%, 5/1/34, Callable 9/7/21 @ 100 (a)	15,000	15,000
SSAB AB (LOC — Swedbank AB), 0.12%, 4/1/34 (a)	20,000	20,000
		35,000
Total Yankee Dollars (Cost $35,000)		35,000
Municipal Bonds (11.9%)
Arizona (1.4%):
Yavapai County IDA Revenue (LOC — Bank of Nova Scotia), 0.18%, 9/1/35, Continuously Callable @100 (a)	26,625	26,625
Arkansas (1.5%):
County of Union AR Revenue (LOC — Bank of America Corp.), Series R, 0.18%, 10/1/27, Callable 9/1/21 @ 100 (a)	29,000	29,000
Connecticut (0.2%):
Connecticut State Development Authority Revenue (LOC — Toronto-Dominion Bank), 0.24%, 12/1/28, Continuously Callable @100 (a)	4,160	4,160
Georgia (1.6%):
Appling County Development Authority Revenue, 0.05%, 9/1/41, Continuously Callable @100 (a)	15,900	15,900
The Burke County Development Authority Revenue, Series 1, 0.03%, 7/1/49, Continuously Callable @100 (a)	15,000	15,000
		30,900
Illinois (0.1%):
Illinois Finance Authority Revenue (LOC — Federal Home Loan Bank of Chicago), 0.19%, 7/1/40, Continuously Callable @100 (a)	2,465	2,465
Indiana (0.7%):
City of Knox Revenue (LOC — SunTrust Bank), 0.18%, 2/1/46, Continuously Callable @100 (a)	11,300	11,300
City of Marion Revenue (LOC — Key Bank, N.A.), Series A, 0.20%, 2/1/35, Continuously Callable @100 (a)	2,550	2,550
		13,850
Louisiana (4.0%):
Parish of St. Charles Revenue (LOC — Federal Home Loan Bank of Atlanta), 0.12%, 9/1/24, Continuously Callable @100 (a)	2,475	2,475
Parish of St. James Revenue, Series B-1, 0.07%, 11/1/40, Continuously Callable @100 (a)	75,970	75,970
		78,445

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York (0.4%):
Saratoga County IDA Revenue (LOC — JPMorgan Chase & Co.), 0.12%, 11/1/21, Continuously Callable @100 (a)	$7,245	$7,245
Oklahoma (1.7%):
Muskogee Industrial Trust Revenue, Series A, 0.13%, 1/1/25, Callable 9/1/21 @ 100 (a)	32,400	32,400
Pennsylvania (0.3%):
Allegheny County IDA Revenue (LOC — PNC Financial Services Group), 0.19%, 11/1/27, Callable 9/1/21 @ 100 (a)	4,736	4,736
Pennsylvania Economic Development Financing Authority Revenue (LOC — PNC Financial Services Group), 0.15%, 4/1/35 (a)	2,895	2,895
		7,631
Total Municipal Bonds (Cost $232,721)		232,721
Commercial Paper (74.4%) (c)
Ameren Corp., 0.09%, 8/3/21	22,000	22,000
American Honda Finance Corp. 0.10%, 8/4/21	20,000	20,000
0.14%, 8/16/21	20,000	19,999
0.17%, 9/3/21	20,000	19,997
Amphenol Corp. 0.14%, 8/18/21 (b)	20,000	19,999
0.15%, 9/7/21 (b)	20,000	19,997
AT&T, Inc. 0.25%, 9/21/21 (b)	20,000	19,993
0.14%, 10/21/21 (b)	10,000	9,997
0.23%, 12/17/21 (b)	10,000	9,991
Barclays Bank PLC 0.12%, 8/24/21 (b)	20,000	19,998
0.23%, 11/1/21 (b)	19,000	18,989
0.15%, 11/23/21 (b)	20,000	19,991
Barton Capital Corp., 0.12%, 10/26/21 (b)	10,000	9,997
Barton Capital SA, 0.17%, 8/24/21 (b)	19,700	19,698
BASF SE, 0.13%, 9/27/21 (b)	20,000	19,996
Bayerische Landesbank 0.12%, 8/19/21	20,000	19,999
0.15%, 11/17/21	20,000	19,991
0.19%, 2/15/22	20,000	19,979
CenterPoint Energy Resources Corp., 0.06%, 8/2/21 (b)	90,000	89,999
Cooperatieve Rabobank U.A. 0.11%, 12/6/21	20,000	19,993
0.16%, 2/15/22	20,000	19,982
Corporate Asset Funding Co. LLC, 0.16%, 10/6/21 (b)	20,000	19,994
Crown Point Capital Co. LLC 0.12%, 8/2/21 (b)	20,000	20,000
0.20%, 9/22/21 (b)	20,000	19,994
0.26%, 10/1/21 (b)	20,000	19,991
0.37%, 1/3/22 (b)	20,000	20,000

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Dairy Farmers of America, Inc., 0.07%, 8/2/21 (b)	$60,000	$59,999
Duke Energy Corp., 0.11%, 8/9/21 (b)	20,000	19,999
Enbridge US, Inc., 0.08%, 8/2/21 (b)	20,000	20,000
Glencore Funding LLC 0.20%, 8/10/21 (b)	20,000	19,999
0.19%, 8/23/21 (b)	20,000	19,998
Gotham Funding Corp., 0.10%, 10/25/21 (b)	20,000	19,995
Great Bridge Capital Co. LLC 0.15%, 8/3/21 (b)	25,000	24,999
0.20%, 9/8/21 (b)	20,000	19,996
0.22%, 9/13/21 (b)	16,000	15,996
Hannover Funding Co. LLC 0.26%, 8/2/21 (b)	20,000	20,000
0.19%, 8/26/21 (b)	20,000	19,997
0.23%, 9/27/21 (b)	20,000	19,993
Harley-Davidson, Inc. 0.19%, 8/4/21 (b)	15,000	15,000
0.18%, 8/6/21 (b)	10,000	10,000
Hyundai Capital America 0.15%, 8/2/21 (b)	20,000	20,000
0.12%, 8/11/21 (b)	20,000	19,999
Jabil, Inc., 0.70%, 8/2/21 (b)	78,000	77,998
Landesbank Baden-Wuerttemberg 0.20%, 8/26/21	17,450	17,447
0.21%, 1/7/22	20,000	19,981
LMA Americas LLC 0.15%, 8/9/21 (b)	20,000	19,999
0.09%, 10/12/21 (b)	20,000	19,996
0.18%, 11/18/21 (b)	20,000	19,989
0.16%, 1/25/22 (b)	15,000	14,988
Manhattan Asset Funding Co. 0.10%, 10/13/21 (b)	15,000	14,997
0.20%, 11/30/21 (b)	20,000	19,987
0.18%, 5/31/22 (b)	20,000	19,970
National Rural Utilities Cooperative Finance Corp. 0.09%, 8/10/21	20,000	20,000
0.09%, 8/16/21	15,000	14,999
Natixis 0.20%, 12/2/21	20,000	19,986
0.20%, 1/3/22	20,000	19,983
Nutrien Ltd., 0.13%, 8/23/21 (b)	20,000	19,998
Ridgefield Funding Co. LLC 0.20%, 10/5/21 (b)	10,000	9,996
0.20%, 10/29/21 (b)	20,000	19,990
0.22%, 2/18/22 (b)	20,000	19,975
Sheffield Receivables 0.07%, 9/13/21 (b)	20,000	19,998
0.10%, 10/20/21 (b)	20,000	19,996

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments — continued July 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Societe Generale SA 0.17%, 4/19/22 (b)	$20,000	$19,976
0.19%, 6/9/22 (b)	15,000	14,975
Sumitomo Mitsui Banking Corp. 0.11%, 10/4/21 (b)	20,000	19,996
0.10%, 12/13/21 (b)	20,000	19,993
Union Pacific Corp., 0.10%, 8/25/21 (b)	20,000	19,999
Victory Receivables Corp., 0.07%, 8/24/21 (b)	20,000	19,999
Total Commercial Paper (Cost $1,451,745)		1,451,745
Total Investments (Cost $1,943,760) — 99.6%		1,943,760
Other assets in excess of liabilities — 0.4%		7,009
NET ASSETS — 100.00%		$1,950,769

At July 31, 2021, the Fund's investments in foreign securities were 14.3% of net assets.

(a)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of July 31, 2021, the fair value of these securities was $1,177,409 (thousands) and amounted to 60.4% of net assets.

(c)  Rate represents the effective yield at July 31, 2021.

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

IDA — Industrial Development Authority

LLC — Limited Liability Company

LOC — Letter of Credit

LP — Limited Partnership

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Money Market Fund
Assets:
Investments, at value (Cost $1,943,760)	$1,943,760
Cash	4,768
Receivables:
Interest	105
Capital shares issued	3,889
From Adviser	1,432
From affiliate	127
Prepaid expenses	36
Total Assets	1,954,117
Liabilities:
Payables:
Distributions	—	(a)
Capital shares redeemed	2,258
Accrued expenses and other payables:
Investment advisory fees	399
Administration fees	166
Custodian fees	20
Transfer agent fees	418
Compliance fees	1
Trustees' fees	1
Other accrued expenses	85
Total Liabilities	3,348
Net Assets:
Capital	1,950,770
Total accumulated earnings/(loss)	(1)
Net Assets	$1,950,769
Shares (unlimited number of shares authorized with no par value):	1,951,292
Net asset value, offering and redemption price per share: (b)	$1.00

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2021

(Amounts in Thousands)

USAA Money Market Fund
Investment Income:
Interest	$5,233
Total Income	5,233
Expenses:
Investment advisory fees	5,151
Administration fees	2,146
Sub-Administration fees	3
Custodian fees	135
Transfer agent fees	5,366
Trustees' fees	59
Compliance fees	15
Legal and audit fees	55
State registration and filing fees	74
Other expenses	207
Total Expenses	13,211
Expenses waived/reimbursed by Adviser	(8,192)
Net Expenses	5,019
Net Investment Income	214
Change in net assets resulting from operations	$214

See notes to financial statements.

13

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Money Market Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
From Investments:
Operations:
Net investment income	$214	$48,982
Net realized gains from investments	—	106
Change in net assets resulting from operations	214	49,088
Change in net assets resulting from distributions to shareholders	(323)	(48,976)
Change in net assets resulting from capital transactions	(393,741)	(2,534,136)
Change in net assets	(393,850)	(2,534,024)
Net Assets:
Beginning of period	2,344,619	4,878,643
End of period	$1,950,769	$2,344,619
Capital Transactions:
Proceeds from shares issued	$638,947	$4,964,491
Distributions reinvested	320	48,704
Cost of shares redeemed	(1,033,008)	(7,547,331)
Change in net assets resulting from capital transactions	$(393,741)	$(2,534,136)
Share Transactions:
Issued	638,949	4,964,491
Reinvested	320	48,704
Redeemed	(1,033,008)	(7,547,331)
Change in Shares	(393,739)	(2,534,136)

See notes to financial statements.

14

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15

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains on Investments		Total from Investment Activities		Net Investment Income	Net Realized Gains From Investments
USAA Money Market Fund
Year Ended:
July 31, 2021	$1.00	—	(a)(b)	—		—	(b)	— (b)	—	(b)
July 31, 2020	$1.00	0.01	(a)	—	(b)	0.01		(0.01)	—
July 31, 2019	$1.00	0.02		—	(b)	0.02		(0.02)	—
July 31, 2018	$1.00	0.01		—	(b)	0.01		(0.01)	—
July 31, 2017	$1.00	—	(b)	—	(b)	—	(b)	—	—	(b)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 3 of the accompanying Notes to Financial Statements.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

(d)  Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

See notes to financial statements.

16

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Expenses^		Net Investment Income	Gross Expenses		Net Assets, End of Period (000's)
USAA Money Market Fund
Year Ended:
July 31, 2021	— (b)	$1.00	0.01%		0.23%		0.01%	0.61%		$1,950,769
July 31, 2020	(0.01)	$1.00	1.04%		0.58%		1.15%	0.61%		$2,344,619
July 31, 2019	(0.02)	$1.00	1.97%		0.62%		1.95%	0.62%		$4,878,643
July 31, 2018	(0.01)	$1.00	1.13%		0.62%		1.12%	0.62%		$4,623,610
July 31, 2017	— (b)	$1.00	0.31	%(c)	0.63	%(c)(d)	0.29%	0.63	%(d)	$4,513,270

See notes to financial statements.

17

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Money Market Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

The Fund has adopted policies and procedures permitting the Board of Trustees (the "Board") of the Fund to impose a liquidity fee or to temporarily suspend redemptions from the Fund (a "redemption gate") if the Fund's weekly liquid assets fall below specific thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would temporarily delay your ability to redeem your investments in the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Board's oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Repurchase agreements are valued at cost.

All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts. Securities for which amortized cost valuations are considered unreliable or for whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

Repurchase Agreements:

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to at least 102% of principal including accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

Municipal Obligations:

The value of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$55,430	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

The Fund's Investment Adviser fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing, and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.10%, which is based on the Fund's average daily net assets. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. Transfer agent's fees for the Fund are paid monthly based on a fee accrued daily at an annualized rate of 0.25% of average daily net assets, plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended July 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limit (excluding voluntary waivers) was 0.62%.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

In addition, the Adviser agreed to further reimburse fees in excess of the Fund's expense limit agreement of 0.62%. These voluntary reductions, to the extent necessary, are to maintain a certain minimum net yield of the Fund. Under this agreement to reimburse additional fees, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, to the extent any repayments would

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

not cause the Fund's net yield to fall below the Fund's minimum yield at the time of: (a) the original waiver or expense reimbursement; or (b) the expense limit in effect at the time of the extra waiver.

As of July 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2021.

Expires 2023	Expires 2024	Total
$1,305	$8,192	$9,497

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

4. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Stable Net Asset Value Risk — You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Liquidity Fees and Gates — The Fund may impose liquidity fees on redemptions and/or temporarily suspend redemptions (gates) if the Fund's weekly liquid assets fall below certain thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate also would delay your ability to redeem your investments in the Fund.

Credit Risk — Credit risk is expected to be low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that an issuer will fail to make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline.

LIBOR Discontinuation Risk — Many debt securities, derivatives, and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six, and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

5. Borrowing:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each Fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2021.

6. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2021

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2021		Year Ended July 31, 2020
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$323	$323	$49,089	$49,089

As of July 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Distributions Payable	Total Accumulated Earnings (Loss)
$15	$(16)	$(1)

As of July 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,943,760	$—	$—	$—

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Money Market Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2021

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (a) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (a)(b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(a)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Fund makes available on VCM.com a complete list of portfolio holdings no sooner than 5 business days after the end of each month. Form N-MFP is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2021, through July 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 2/1/21	Actual Ending Account Value 7/31/21	Hypothetical Ending Account Value 7/31/21	Actual Expenses Paid During Period 2/1/21-7/31/21*	Hypothetical Expenses Paid During Period 2/1/21-7/31/21*	Annualized Expense Ratio During Period 2/1/21-7/31/21
$1,000.00	$1,000.00	$1,023.80	$0.99	$1.00	0.20%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2021 (amounts in thousands):

Short-Term Capital Gain Distributions
$106

33

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23427-0921

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.
(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2021	2020
(a) Audit Fees (1)	$339,500	$373,405
(b) Audit-Related Fees (2)	-	-
(c) Tax Fees (3)	12,049	45,401
(d) All Other Fees (4)	-	-

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2)  For the fiscal years ended July 31, 2021 and July 31, 2020, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for assistance with PFIC Analyzer Service, foreign tax compliance services and tax consulting services.

(4) For the fiscal years ended July 31, 2021 and July 31, 2020, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2021	$12,049	$123,184
2020	$45,401	$129,964

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO); and the Funds' transfer agent, Victory Capital Transfer Agency Inc. and prior transfer agent, USAA Shareholder Account Services (SAS), which includes aggregate fees accrued or paid to Ernst & Young, LLP for professional services rendered related to the annual study of internal controls of the transfer agent and foreign tax compliance services for fiscal years listed above. All services were preapproved by the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)      Not applicable.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USAA Mutual Fund Trust

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	October 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	October 1, 2021

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	October 1, 2021